As filed with the U.S. Securities and Exchange Commission on November 8, 2024

Securities Act File No. [  ]

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

☒ THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.

☐ Post-Effective Amendment No.

Antares Private Credit Fund

(Exact name of registrant as specified in charter)

320 South Canal Street, Ste 4200

Chicago, IL 60606

(312) 638-4117

(Address and telephone number, including area code, of principal executive offices)

Michael B. Levitt

Antares Capital LP

320 South Canal Street, Ste 4200

Chicago, IL 60606

(Name and address of agent for service)

COPIES TO:

William Bielefeld, Esq.

Nadeea Zakaria, Esq.

Dechert LLP

1900 K Street, NW

Washington, DC 20006

Approximate Date of Commencement of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒

Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐

Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐

Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c) of the Securities Act.

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

☐

This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

☐

This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

Check each box that appropriately characterizes the Registrant:

☐	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“1940 Act”)).
☒	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the 1940 Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the 1940 Act).
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☒	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).
☒

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒	New Registrant (registered or regulated under the 1940 Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. The securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED November 8, 2024

Preliminary Prospectus

Antares Private Credit Fund

Class S, Class D and Class I Shares

Maximum Offering of $2,000,000,000

Antares Private Credit Fund is a newly organized Delaware statutory trust that seeks to invest in a diverse portfolio of sponsor-backed senior secured loans to primarily U.S. borrowers. Our investment objective is to provide risk-adjusted returns and current income to shareholders by investing primarily in loans to U.S. borrowers. Throughout this prospectus, we refer to Antares Private Credit Fund as the “Fund,” “we,” “us” or “our.”

We are a non-diversified, closed-end management investment company that intends to elect to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We are externally managed by our adviser, Antares Capital Credit Advisers LLC (the “Adviser”). We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a regulated investment company under the Internal Revenue Code of 1986, as amended.

We are offering on a continuous basis up to $2,000,000,000 of our common shares of beneficial interest (the “Common Shares”). We estimate that we will incur approximately $4,285,800 of organizational and offering expenses (excluding the shareholder servicing and/or distribution fee) in connection with this offering, or approximately 0.21% of the gross proceeds, assuming maximum gross proceeds of $2,000,000,000. We are offering to sell any combination of three classes of Common Shares, Class S shares, Class D shares and Class I shares, with a dollar value up to the maximum offering amount. The share classes have different ongoing shareholder servicing and/or distribution fees. The purchase price per share for each class of Common Shares will equal our net asset value (“NAV”) per share, as of the effective date of the monthly share purchase date. This is a “best efforts” offering, which means that Quasar Distributors LLC, the distributor (the “Distributor”) for this offering, will use its best efforts to sell Common Shares, but is not obligated to purchase or sell any specific amount of Common Shares in this offering.

The Fund has applied for, but not yet obtained, exemptive relief from the SEC to offer multiple classes of our Common Shares, and there can be no assurances that such exemptive relief will be granted. Until an exemptive order is granted, the Fund will only offer Class I shares and will not issue Class S or Class D shares.

Investing in our Common Shares involves a high degree of risk. See “Risk Factors” beginning on page 26 of this prospectus. Also consider the following:

●	We have no prior operating history and there is no assurance that we will achieve our investment objective.
●	This is a “blind pool” offering and thus you will not have the opportunity to evaluate our investments before we make them.
●	You should not expect to be able to sell your Common Shares regardless of how we perform.
●	You should consider that you may not have access to the money you invest for an extended period of time.
●	We do not intend to list our Common Shares on any securities exchange, and we do not expect a secondary market in our Common Shares to develop prior to any listing. Thus, an investment in the Fund may not be suitable for investors who may need the money they invest in a specified timeframe.
●	Because you may be unable to sell your Common Shares, you will be unable to reduce your exposure in any market downturn.
●	We intend to implement a share repurchase program, but only a limited number of Common Shares will be eligible for repurchase and repurchases will be subject to available liquidity and other significant restrictions.
●	You will bear substantial fees and expenses in connection with your Investment. See “Fees and Expenses.”
●	An investment in our Common Shares is not suitable for you if you need access to the money you invest. See “Suitability Standards” and “Share Repurchase Program.”
●	We cannot guarantee that we will make distributions, and if we do we may fund such distributions from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, or return of capital, and we have no limits on the amounts we may pay from such sources. See “Risk Factors—The Fund is Subject to Risks Relating to Distributions.”
●	Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Adviser or its affiliates, that may be subject to reimbursement to the Adviser or its affiliates. The repayment of any amounts owed to the Adviser or its affiliates will reduce future distributions to which you would otherwise be entitled.
●	We expect to use leverage, which will magnify the potential for loss on amounts invested in us and may increase the risk of investing in us. The risks of investment in a highly leveraged fund include volatility and possible distribution restrictions. See “Risk Factors—The Fund is Subject to Risks Relating to Use of Leverage.”
●	We qualify as an “emerging growth company” as defined in the Jumpstart Our Business Startups Act and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our Common Shares less attractive to investors.
●	We intend to invest primarily in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value.
●	We intend to invest primarily in the securities of privately-held companies for which very little public information exists. Such companies are also generally more vulnerable to economic downturns and may experience substantial variations in operating results.

●	We will elect to be regulated as a BDC under the 1940 Act, which imposes restrictions on our activities, including restrictions on leverage and on the nature of our investments.

Neither the Securities and Exchange Commission nor any state securities regulator has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Securities regulators have also not passed upon whether this offering can be sold in compliance with existing or future suitability or conduct standards including the ‘Regulation Best Interest’ standard to any or all purchasers.

The use of forecasts in this offering is prohibited. Any oral or written predictions about the amount or certainty of any cash benefits or tax consequences that may result from an investment in our Common Shares is prohibited. No one is authorized to make any statements about this offering different from those that appear in this prospectus.

	Price to the	Proceeds to Us,
	Public(1)	Before Expenses(2)
Maximum Offering(3)	$2,000,000,000	$2,000,000,000
Class S Shares, per Share	$25.00	$666,666,667
Class D Shares, per Share	$25.00	$666,666,667
Class I Shares, per Share	$25.00	$666,666,667
(1)	Class S shares, Class D shares and Class I shares were initially offered at $25.00 per share. Thereafter, shares of each class of our Common Shares will be issued on a monthly basis at a price per share equal to the NAV per share for such class.
(2)	The Fund will not charge shareholders an upfront sales load with respect to Class S shares, Class D shares or Class I shares; however, if you buy Class S shares, Class D shares or Class I shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that they limit such charges to a 3.5% cap on NAV for Class S shares, a 2.0% cap on NAV for Class D shares and a 2.0% cap on NAV for Class I shares. We will also pay the following shareholder servicing and/or distribution fees to the Distributor and/or a participating broker, subject to Financial Industry Regulatory Authority, Inc. (“FINRA”) limitations on underwriting compensation: (a) for Class S shares, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class S shares and (b) for Class D shares, a shareholder servicing fee equal to 0.25% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class D shares, in each case, payable monthly. No shareholder servicing or distribution fees will be paid with respect to the Class I shares. The total amount that will be paid over time for other underwriting compensation depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments. We will also pay or reimburse certain organization and offering expenses, including, subject to FINRA limitations on underwriting compensation, certain wholesaling expenses. See “Plan of Distribution” and “Estimated Use of Proceeds.” The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from this offering. Proceeds are calculated before deducting shareholder servicing or distribution fees or organization and offering expenses payable by us, which are paid over time.

(3)	The table assumes that all Common Shares are sold in the primary offering, with 1/3 of the gross offering proceeds from the sale of Class S shares, 1/3 from the sale of Class D shares and 1/3 from the sale of Class I shares. The number of Common Shares of each class sold and the relative proportions in which the classes of Common Shares are sold are uncertain and may differ significantly from this assumption.

This prospectus contains important information you should know before investing in the Common Shares. Please read this prospectus before investing and keep it for future reference. We also file periodic and current reports, proxy statements and other information about us with the U.S. Securities and Exchange Commission (the “SEC”). This information is available free of charge by contacting us at 320 South Canal Street, Ste 4200, Chicago, IL 60606, calling us at (475) 266-8053 or visiting our corporate website located at www.antaresbdc.com. Information on our website is not incorporated into or a part of this prospectus. The SEC also maintains a website at http://www.sec.gov that contains this information.

The date of this prospectus is [  ], 2024

Suitability Standards	November 2024

SUITABILITY STANDARDS

Common Shares offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means such that they do not have a need for liquidity in this investment. We have established financial suitability standards for initial shareholders in this offering which require that a purchaser of shares have either:

●	a gross annual income of at least $70,000 and a net worth of at least $70,000, or
●	a net worth of at least $250,000.

For purposes of determining the suitability of an investor, net worth in all cases should be calculated excluding the value of an investor’s home, home furnishings and automobiles. In the case of sales to fiduciary accounts, these minimum standards must be met by the beneficiary, the fiduciary account or the donor or grantor who directly or indirectly supplies the funds to purchase the shares if the donor or grantor is the fiduciary.

In addition, we will not sell shares to investors in the states named below unless they meet special suitability standards set forth below:

Alabama—In addition to the suitability standards set forth above, an investment in us will only be sold to Alabama residents that have a liquid net worth of at least 10 times their investment in us and our affiliates.

California—California residents may not invest more than 10% of their liquid net worth in us.

Idaho—Purchasers residing in Idaho must have either (a) a liquid net worth of $85,000 and annual gross income of $85,000 or (b) a liquid net worth of $300,000. Additionally, the total investment in us shall not exceed 10% of their liquid net worth.

Iowa—Iowa investors must (i) have either (a) an annual gross income of at least $100,000 and a net worth of at least $100,000, or (b) a net worth of at least $350,000 (net worth should be determined exclusive of home, auto and home furnishings); and (ii) limit their aggregate investment in this offering and in the securities of other non-traded BDCs to 10% of such investor’s liquid net worth (liquid net worth should be determined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities).

Kansas—It is recommended by the Office of the Kansas Securities Commissioner that Kansas investors limit their aggregate investment in our securities and other similar investments to not more than 10% of their liquid net worth. Liquid net worth shall be defined as that portion of the purchaser’s total net worth that is comprised of cash, cash equivalents and readily marketable securities, as determined in conformity with GAAP.

Kentucky—A Kentucky investor may not invest more than 10% of its liquid net worth in us or our affiliates. “Liquid net worth” is defined as that portion of net worth that is comprised of cash, cash equivalents and readily marketable securities.

Maine—The Maine Office of Securities recommends that an investor’s aggregate investment in this offering and similar direct participation investments not exceed 10% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

Massachusetts—In addition to the suitability standards set forth above, Massachusetts residents may not invest more than 10% of their liquid net worth in us, non-traded real estate investment trusts and in other illiquid direct participation programs.

Michigan—No more than 10% of any one Michigan investor’s liquid net worth shall be invested in this offering of securities.

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Suitability Standards	November 2024

Missouri—In addition to the suitability standards set forth above, no more than 10% of any one (1) Missouri investor’s liquid net worth shall be invested in the securities being registered in this offering.

Nebraska—In addition to the suitability standards set forth above, Nebraska investors must limit their aggregate investment in this offering and the securities of other business development companies to 10% of such investor’s net worth. Investors who are accredited investors as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), are not subject to the foregoing investment concentration limit.

New Jersey—New Jersey investors must have either (a) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of not less than $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles, minus total liability) that consists of cash, cash equivalents and readily marketable securities. In addition, a New Jersey investor’s investment in us, our affiliates, and other non-publicly traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed 10% of his or her liquid net worth.

New Mexico—In addition to the general suitability standards listed above, a New Mexico investor may not invest, and we may not accept from an investor more than 10% of that investor’s liquid net worth in shares of us, our affiliates and in other non-traded business development companies. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities.

North Dakota—Purchasers residing in North Dakota must have a net worth of at least ten times their investment in us.

Ohio—It is unsuitable for Ohio residents to invest more than 10% of their liquid net worth in the issuer, affiliates of the issuer and in any other non-traded BDC. “Liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles, minus total liabilities) comprised of cash, cash equivalents and readily marketable securities.

Oklahoma—Purchasers residing in Oklahoma may not invest more than 10% of their liquid net worth in us.

Oregon—In addition to the suitability standards set forth above, Oregon investors may not invest more than 10% of their liquid net worth in us and our affiliates. Liquid net worth is defined as net worth excluding the value of the investor’s home, home furnishings and automobile.

Pennsylvania—Purchasers residing in Pennsylvania may not invest more than 10% of their liquid net worth in us.

Puerto Rico—Purchasers residing in Puerto Rico may not invest more than 10% of their liquid net worth in us, our affiliates and other non-traded business development companies. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles minus total liabilities) consisting of cash, cash equivalents and readily marketable securities.

Tennessee—Purchasers residing in Tennessee must have a liquid net worth of at least ten times their investment in us.

Vermont—Accredited investors in Vermont, as defined in 17 C.F.R. §230.501, may invest freely in this offering. In addition to the suitability standards described above, non-accredited Vermont investors may not purchase an amount in this offering that exceeds 10% of the investor’s liquid net worth. For these purposes, “liquid net worth” is defined as an investor’s total assets (not including home, home furnishings or automobiles) minus total liabilities.

Suitability Standards	November 2024

You should purchase these securities only if you can afford the complete loss of your investment. The Adviser, those selling Common Shares on our behalf and participating brokers and registered investment advisers recommending the purchase of Common Shares in this offering are required to make every reasonable effort to determine that the purchase of Common Shares in this offering is a suitable and appropriate investment for each investor based on information provided by the investor regarding the investor’s financial situation and investment objectives and must maintain records for at least six years after the information is used to determine that an investment in our Common Shares is suitable and appropriate for each investor. In making this determination, the participating broker, registered investment adviser, authorized representative or other person selling shares will, based on a review of the information provided by the investor, consider whether the investor:

●	meets the minimum income and net worth standards established in the investor’s state;
●	can reasonably benefit from an investment in our Common Shares based on the investor’s overall investment objectives and portfolio structure;
●	is able to bear the economic risk of the investment based on the investor’s overall financial situation; and
●	has an apparent understanding of the following:
●	the fundamental risks of the investment;
●	the risk that the investor may lose its entire investment;
●	the lack of liquidity of our Common Shares;
●	the background and qualification of our Adviser; and
●	the tax consequences of the investment.

In addition to investors who meet the minimum income and net worth requirements set forth above, our Common Shares may be sold to financial institutions that qualify as “institutional investors” under the state securities laws of the state in which they reside. “Institutional investor” is generally defined to include banks, insurance companies, investment companies as defined in the 1940 Act, pension or profit sharing trusts and certain other financial institutions. A financial institution that desires to purchase Common Shares will be required to confirm that it is an “institutional investor” under applicable state securities laws.

In addition to the suitability standards established herein, (i) a participating broker may impose additional suitability requirements and investment concentration limits to which an investor could be subject and (ii) various states may impose additional suitability standards, investment amount limits and alternative investment limitations.

Suitability Standards	November 2024

Broker-dealers must comply with Regulation Best Interest, which, among other requirements, enhances the existing standard of conduct for broker-dealers and establishes a “best interest” obligation for broker-dealers and their associated persons when making recommendations of any securities transaction or investment strategy involving securities to a retail customer. The obligations of Regulation Best Interest are in addition to, and may be more restrictive than, the suitability requirements listed above. Certain states, including Massachusetts, have adopted or may adopt state-level standards that seek to further enhance the broker-dealer standard of conduct to a fiduciary standard for all broker-dealer recommendations made to retail customers in their states. In comparison to the standards of Regulation Best Interest, the Massachusetts fiduciary standard, for example, requires broker-dealers to adhere to the duties of utmost care and loyalty to customers. The Massachusetts standard requires a broker-dealer to make recommendations without regard to the financial or any other interest of any party other than the retail customer, and that broker-dealers must make all reasonably practicable efforts to avoid conflicts of interest, eliminate conflicts that cannot reasonably be avoided, and mitigate conflicts that cannot reasonably be avoided or eliminated. When making such a recommendation to a retail customer, a broker-dealer must, among other things, act in the best interest of the retail customer at the time a recommendation is made, without placing its interests ahead of its retail customer’s interests. A broker-dealer may satisfy the best interest standard imposed by Regulation Best Interest by meeting disclosure, care, conflict of interest and compliance obligations. Regulation Best Interest and state fiduciary standards of care also require registered investment advisers and registered broker-dealers to provide a brief summary to retail investors. This relationship summary, referred to as Form CRS, is not a prospectus. Regulation Best Interest imposes a duty of care for broker-dealers to evaluate reasonably available alternatives in the best interests of their clients. There are likely alternatives to us that are reasonably available to you, through your broker or otherwise, and those alternatives may be less costly or have a lower investment risk. Among other alternatives, listed BDCs may be reasonable alternatives to an investment in our Common Shares, and may feature characteristics like lower cost, less complexity, and lesser or different risks. Investments in listed securities also often involve nominal or zero commissions at the time of initial purchase. Investors should refer to this prospectus for detailed information about this offering before deciding to purchase Common Shares. Currently, there is no administrative or case law interpreting Regulation Best Interest and the full scope of its applicability on brokers participating in our offering cannot be determined at this time.

About This Prospectus	November 2024

ABOUT THIS PROSPECTUS

Please carefully read the information in this prospectus and any accompanying prospectus supplements, which we refer to collectively as the “prospectus.” You should rely only on the information contained in this prospectus. We have not authorized anyone to provide you with different information. This prospectus may only be used where it is legal to sell these securities. You should not assume that the information contained in this prospectus is accurate as of any date later than the date hereof or such other dates as are stated herein or as of the respective dates of any documents or other information incorporated herein by reference.

We will disclose the NAV per share of each class of our Common Shares for each month when available on our website at www.antaresbdc.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

The words “we,” “us,” “our” and the “Fund” refer to Antares Private Credit Fund, together with its consolidated subsidiaries.

Unless otherwise noted, numerical information relating to the Adviser is approximate as of June 30, 2024.

Citations included herein to industry sources are used only to demonstrate third-party support for certain statements made herein to which such citations relate. Information included in such industry sources that do not relate to supporting the related statements made herein are not part of this prospectus and should not be relied upon.

MULTI-CLASS EXEMPTIVE RELIEF

This prospectus relates to our Common Shares of Class S, Class D and Class I. We have applied for, but not yet obtained, exemptive relief from the SEC to offer multiple classes of Common Shares. Until an exemptive order is granted, the Fund will only offer Class I shares and will not issue Class S or Class D shares. There is no assurance that the exemptive order to offer multiple classes of Common Shares will be granted by the SEC.

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Cautionary Note Regarding Forward-Looking Statements	November 2024

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus contains forward-looking statements about our business, including, in particular, statements about our plans, strategies and objectives. You can generally identify forward-looking statements by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue” or other similar words. These statements include our plans and objectives for future operations, including plans and objectives relating to future growth and availability of funds, and are based on current expectations that involve numerous risks and uncertainties. Assumptions relating to these statements involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to accurately predict and many of which are beyond our control. Although we believe the assumptions underlying the forward-looking statements, and the forward- looking statements themselves, are reasonable, any of the assumptions could be inaccurate and, therefore, there can be no assurance that these forward-looking statements will prove to be accurate and our actual results, performance and achievements may be materially different from that expressed or implied by these forward- looking statements. In light of the significant uncertainties inherent in these forward-looking statements, the inclusion of this information should not be regarded as a representation by us or any other person that our objectives and plans, which we consider to be reasonable, will be achieved.

You should carefully review the “Risk Factors” section of this prospectus for a discussion of the risks and uncertainties that we believe are material to our business, operating results, prospects and financial condition. Except as otherwise required by federal securities laws, we do not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

We have based the forward-looking statements included in this prospectus on information available to us on the date of the filing of this prospectus. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from historical performance. You are advised to consult any additional disclosures that we make directly to you or through reports that we in the future file with the SEC including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. This prospectus contains statistics and other data that have been obtained from or compiled from information made available by third-party service providers. We have not independently verified such statistics or data.

Prospectus Summary	November 2024

PROSPECTUS SUMMARY

This prospectus summary highlights certain information contained elsewhere in this prospectus and contains a summary of material information that a prospective investor should know before investing in our Common Shares (as defined below). This is only a summary and it may not contain all of the information that is important to you. Before deciding to invest in this offering, you should carefully read this entire prospectus, including the “Risk Factors” section.

Q:What is Antares Private Credit Fund (the “Fund”)?

A:

The Fund is a new fund, externally managed by Antares Capital Credit Advisers LLC (“Antares Capital Credit” or the “Adviser”), that seeks to invest in a diverse portfolio of sponsor-backed senior secured loans to primarily U.S. borrowers. Sponsor-backed loans are loans to portfolio companies in which financial sponsors have an ownership interest and “non-sponsor-backed” loans refer to loans to portfolio companies in which financial sponsors do not have an ownership interest.

We are a Delaware statutory trust and a non-diversified, closed-end management investment company that intends to elect to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We also intend to elect to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

Q:	Who is Antares Capital Credit Advisers LLC?
A:

The Adviser is a Delaware limited liability company established in May 2023, a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and a wholly-owned subsidiary of Antares Capital LP (“Antares Capital”) that is headquartered in Chicago, IL. The Adviser is in the business of providing investment management services on a discretionary and non-discretionary basis to its clients (including, without limitation, the Fund and other clients) whose investment strategy is to invest primarily in secured loans sourced primarily by the Antares Platform (as defined herein). “Antares Platform” refers to (x) Antares Holdings LP (“Antares Holdings”), Antares Assetco LP, Antares Vesta Funding LP, and Antares Venus Funding LP, each a Delaware limited partnership, each as originator and lender of loans, (y) Antares Capital, as arranger, administrative agent and/or similar capacities for loans, and (z) the Adviser. The Adviser has access to the same resources and investment personnel for the management of the Fund available throughout the Antares Platform pursuant to a shared services agreement (the “Shared Services Agreement”). Antares Capital, whose predecessor in interest was founded in 1996, is an indirect subsidiary of Antares Holdings and the ultimate owner of a majority of the partnership interests in Antares Holdings is the Canada Pension Plan Investment Board. Antares Holdings’ predecessor in interest was General Electric Capital Corporation. As of June 30, 2024, Antares Holdings and any of its consolidated subsidiaries or joint ventures whose equity securities or whose subordinated notes or other interests that constitute the economic equity therein, as applicable, are directly or indirectly majority-owned by Antares Holdings (including the Adviser) (collectively “Antares” and each individually an “Antares Party”) had approximately $71 billion in capital under management and administration (“CUMA”).[1]

[1]

Capital Under Management and Administration (“CUMA”) is defined as the sum of, without duplication (i) for actively investing advised accounts (i.e., funds and separately managed accounts) and contract investor programs, the total equity commitments and, with respect to such actively investing advised accounts, maximum leverage limits per the limited partnership agreement or other governing document of such accounts as of June 30, 2024, plus (ii) for advised accounts or contract investor programs that are no longer investing, without duplication, total outstanding principal balance of loans and loan commitments held by such vehicles as of June 30, 2024, plus (iii) for advised collateralized loan obligations (“CLOs”) that are not consolidated on the Antares consolidated balance sheet (the “Antares Balance Sheet”), the sum of total outstanding principal balance of loans and loan commitments held thereby for investment, including cash, restricted cash and cash equivalents, as of June 30, 2024, plus (iv) for the consolidated Antares Balance Sheet (inclusive of CLOs that are consolidated within the Antares Balance Sheet), the sum of total outstanding principal balance of loans and loan commitments held thereby for investment, including investment securities (i.e., equity tags), cash, restricted cash and cash equivalents, as of June 30, 2024. For purposes of the foregoing clause (i), the maximum leverage limit included herein may be different from the actual amount of leverage applied in the case of any given account.  Contract investor programs are not advised clients of Antares Capital Advisers LLC (“Antares Capital Advisers”) and are either self-directed or managed by a third party. For the avoidance of doubt, CUMA is not intended to be the same as (and is calculated differently as compared to) regulatory assets under management, as reported under Item 5.F on Part 1 of Form ADV.

Prospectus Summary	November 2024

Q:	What is your investment objective?
A:	Our investment objective is to provide risk-adjusted returns and current income to shareholders by investing primarily in loans to U.S. borrowers.
Q:	What is your investment strategy?
A:

Our investment strategy focuses primarily on private credit investments structured as Portfolio Loans to U.S. borrowers. A “Portfolio Loan” is a senior secured loan, which may be first lien, second lien or a unitranche loan, consisting of term loans and/or related delayed draw term loans and/or revolving loans, and each tranche of a senior secured loan acquired by the Fund is referred to as a Portfolio Loan. The Fund is expected to acquire Portfolio Loans that have been sourced and underwritten (i.e., evaluated for associated potential risks) by Antares Parties or by other loan originators that can include, among others, joint ventures in which one or more Antares Parties have interests. A Portfolio Loan is one that the Fund may generally hold on its own or in a group with other Antares advised funds and accounts and/or third-party investors. Unitranche loans represent a hybrid loan structure that combines senior debt and subordinated debt into one loan.

While our investment strategy primarily focuses on companies in the United States, we also intend to leverage Antares’ global presence to invest in companies in Canada, Europe and other locations outside the U.S., subject to compliance with BDC requirements to invest at least 70% of assets in “eligible portfolio companies.” The Fund’s subsidiaries’ principal investment strategies and associated principal risks will be consistent with the Fund’s principal investment strategies and associated principal risks.

Our investment strategy also includes a smaller allocation to more liquid credit investments such as broadly syndicated loans and corporate bonds. We intend to use these investments to maintain liquidity for our share repurchase program and manage cash before investing subscription proceeds into originated loans, while also seeking attractive investment returns. We may also invest in publicly traded securities of larger corporate issuers on an opportunistic basis when market conditions create compelling potential return opportunities, subject to compliance with BDC requirements to invest at least 70% of assets in “eligible portfolio companies.”

Q:What types of investments do you intend to make?

A:

Under normal circumstances, we will invest at least 80% of our total assets (net assets plus borrowings for investment purposes) in private credit investments, including Portfolio Loans. Such 80% policy is not a fundamental policy, as the term is defined under the 1940 Act. We expect that most of the Portfolio Loans will be senior secured loans consisting of term loans and/or related delayed draw term loans and/or revolving loans. A portion of the Fund’s investments may be composed of “covenant-lite loans.” “Covenant-lite loans” contain limited, if any, financial covenants. Generally, covenant-lite loans either do not require the obligor to maintain debt service or other financial ratios or do not contain common restrictions on the ability of the obligor to change significantly its operations or to enter into other significant transactions that could affect its ability to repay such loans. For more information regarding the characteristics and risks associated with covenant-lite loans, see “Risk Factors – Investing in “Covenant-Lite” Loans Involves Certain Risks.”

The private companies to which Portfolio Loans are made typically enter into senior secured loans in order to acquire capital for growth, acquisitions, recapitalizations, refinancings and leveraged buyouts. Such loans typically pay interest at rates determined periodically on the basis of a floating base lending rate plus a premium. The Adviser will seek to build an attractive, diversified portfolio of Portfolio Loans which, after acquisition by the Fund, will be subject to active monitoring by the Adviser’s or its affiliates’ credit analysts and management team. Portfolio Loans are generally expected to have average maturity terms of 5-7 years. Originated loans are generally expected to be held by the Fund until maturity or until they are refinanced by the borrower. There are no limits on the amount of Portfolio Loans the Fund may originate to issuers in the same industry. We expect most of our debt investments will be unrated. When rated by a nationally recognized statistical ratings organization, our investments will generally carry a rating below investment grade (rated lower than “Baa3” by Moody’s Investor Service, Inc. or lower than “BBB-” by Standard & Poor’s Rating Services). Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s

Prospectus Summary	November 2024

capacity to pay interest and repay principal. They may also be illiquid and difficult to value. Although not expected to be a primary component of our investment strategy, we may also make certain opportunistic investments in instruments other than secured debt with a view to enhancing returns, such as mezzanine debt, payment-in-kind notes, convertible debt and other unsecured debt instruments, structured debt that is not secured by financial or other assets, debtor-in-possession financings, net asset value financings and equity in loan portfolios or portfolios of receivables (“Opportunistic Investments”), in each case taking into account availability of leverage for such investments and our target risk/return profile. We may, to a limited extent, invest in junior debt (whether secured or unsecured), including mezzanine loans, as part of our investment strategy and upon approval of each such investment by the Fund’s portfolio management team. We may also invest in preferred equity, or our debt investments may be accompanied by equity-related securities (such as options or warrants) and/or select common equity investments. While we expect that our assets will primarily be directly originated, we may also invest in structured products or broadly syndicated transactions. Our liquid credit instruments may include senior secured loans, senior secured bonds, high yield bonds and structured credit instruments.

We may enter into interest rate, foreign exchange, and/or other derivative arrangements to hedge against interest rate, currency, and/or other credit related risks through the use of futures, swaps, options and forward contracts. These hedging activities will be subject to the applicable legal and regulatory compliance requirements; however, there can be no assurance any hedging strategy employed will be successful. We may also seek to borrow capital in local currency as a means of hedging non-U.S. dollar denominated investments.

While we do not intend to invest in non-performing, defaulted or partially defaulted loans, it is possible that Portfolio Loans may become non-performing, defaulted or partially defaulted loans while owned by us. The Adviser believes that its consistent credit discipline, rigorous internal review processes and direct access to management positions allows it to quickly recognize when credits begin to deteriorate. Antares Capital maintains a dedicated team of credit advisory professionals with broad loan recovery capabilities, allowing the Fund to pursue recoveries and seek to avoid selling into dislocated markets.

Our investments are subject to a number of risks. See “Investment Objective and Strategies” and “Risk Factors.”

Q:	What is an originated loan?
A:

An originated loan is a loan where we lend directly to the borrower and hold the loan generally on our own or in a small group with other Antares advised funds and accounts and/or third-party investors. This is distinct from a syndicated loan, which is generally originated by a bank or other financial institution and then syndicated, or sold, in several pieces to other investors.

Originated loans are generally held until maturity or until they are refinanced by the borrower. Syndicated loans often have liquid markets and can be traded by investors.

Q:What potential competitive strengths does Antares offer?

A:

Ability to Source Portfolio Loans from Antares Parties. The Adviser expects that most or all of the Fund’s Portfolio Loans will be sourced and originated by an Antares Party and that other Antares Parties will co-invest in Portfolio Loans at the same time as the Fund. By the time the Fund acquires any Portfolio Loan that has been sourced and originated by an Antares Party, such acquisition will have been approved by the investment committee of the Adviser (the “Investment Committee”). In addition, the Fund can acquire Portfolio Loans sourced, originated and sold by third parties unrelated to any Antares Party.

Experienced, Credit-Driven Team with Strong Sourcing Ability. Antares maintains what it believes to be one of the broadest and longest-tenured coverage teams in the private equity sponsor market. Antares has a team of more than 20 direct sponsor coverage professionals. These investment professionals have cultivated long-term relationships with more than 400 private equity firms, in many cases extending back to such private equity firms’ founding. Due to these trusted, long-standing relationships, Antares is often granted the first and last look at transactions. This allows Antares to be highly selective in the credit it pursues.

Prospectus Summary	November 2024

Rigorous Credit Analysis and Investment Process. Antares’ investment approach is driven by a rigorous and team-oriented credit culture focused on delivering strong, risk-adjusted returns for its investors. Antares underwrites investment opportunities based primarily on the sustainability of the borrower’s cash flows and places emphasis on the following: (i) demonstrated, stable cash flow generation, (ii) borrower’s value proposition and competitive position in the marketplace, (iii) product, customer, supplier, end market and/or geographic diversification, (iv) management team depth and relevant experience, (v) borrower’s systems, procedures and reporting capabilities, and (vi) corporate finance exit alternatives. Each potential loan that is originated by an Antares Party will be subject to a rigorous credit analysis and investment process by Antares’ credit team.

Incumbency Advantage. As lead arranger on one of the largest portfolios of loans to middle market borrowers, Antares has extensive proprietary insight which it often leverages for swift, well-informed executions. Antares believes its historical knowledge and trusted relationships with private equity sponsors and their portfolio companies provide it the opportunity to make better credit decisions resulting in better credit performance. In many instances, tenure with borrowers allows for advantages in sponsor-to-sponsor sales and early awareness of follow-on financing needs and may result in opportunities to provide such financings on favorable pricing terms. Incumbent relationships also allow for a capacity hedge when leveraged buyout activity declines and transactions shift toward add-ons and recapitalizations.

Antares Direct Holdings of Senior Loans. Antares generally holds a portion of each senior loan it originates (the “Antares Direct Holdings”) on its consolidated balance sheet, either directly or indirectly through its consolidated subsidiaries and/or through its direct or indirect interests in certain joint ventures that invest in such loans. Antares Direct Holdings are distinguishable from many competing lenders without a balance sheet of their own or with a more limited balance sheet. Antares’ philosophy with respect to the senior loans it sources and originates is commensurate with its proactive investment strategy and confidence in its capital recovery capabilities. Antares’ balance sheet hold also gives rise to certain conflicts of interest. See “Conflicts of Interest.”

Q:	What is the market opportunity?
A:	Current market conditions are expected to present attractive opportunities for the Fund to lend to private equity (“PE”) sponsor-backed middle-market companies, specifically:

De-emphasis of Commercial and Investment Bank Services to Middle-Market Companies. Many commercial and investment banks have de-emphasized their services and product offerings to middle-market companies in favor of lending to large corporate clients and managing capital markets transactions. Additionally, bank lenders face regulatory constraints that are not applicable to the Fund in their ability to originate and hold loans and high-yield securities for PE sponsor-backed middle-market companies. These factors are expected to result in PE sponsor-backed middle-market companies continuing to seek non-bank funding sources, thereby generating new market opportunities for the Fund.

Limited Market Participants. There are a limited number of market participants willing to commit meaningful amounts of certain loans to PE sponsor-backed middle-market companies. PE sponsors and borrowers in the Fund’s market are expected to value the Fund’s ability to offer committed financing solutions, reducing execution risk. Given the size of the Antares Platform, the Fund has the ability to offer underwritten financing without reliance on syndication. However, given the scale of the Antares capital markets platform and network of institutional loan buyers, Antares also has the ability to offer syndicated execution. The combination of these capabilities is expected to be a key differentiating factor of the Fund in PE sponsor-backed middle-market lending.

Large Pool of Un-invested PE Capital for Middle-Market Businesses. There is a large pool of un-invested PE capital expected for middle-market businesses, which PE sponsors will seek to leverage by combining their equity investments with senior secured loans and unitranche debt from other sources such as the ones our platform provides. According to reports from PitchBook and Refinitiv LPC, as of the second quarter of 2024, PE sponsors have more than $965 billion of cumulative committed capital available (i.e., “dry powder”) and there are approximately $150 billion of sponsored middle market maturities estimated by 2027.

Prospectus Summary	November 2024

Disruption and Volatility in Credit Markets. Disruption and volatility occur periodically in the credit markets, which can reduce the supply of capital available from providers in the Fund’s market and in turn, to PE sponsor-backed middle-market companies. This is expected to result in additional opportunities for the Fund’s business as many lenders and investors often seek to invest in larger, more liquid offerings rather than middle-market offerings during such periods of volatility.

Size and Growth of Middle-Market Companies. Middle-market companies represent a large segment of the economy, and are expected to account for one-third of U.S. private sector employment. The size and potential growth of middle-market companies are expected to drive an ongoing need for credit in the future.

Whatever relationship any of the Antares Parties has with any of the PE sponsors, the Fund (and any other Antares affiliate also investing consistent with the 1940 Act and the exemptive order granted by the SEC) will have a direct contractual relationship with the borrower.

Q:How will you identify investments?

A:

Our investment activities are managed by our Adviser. Our Adviser is responsible for origination, underwriting, structuring and monitoring our investments and for allocating assets to be managed and invested by our Adviser for cash management purposes. The Fund is expected to acquire Portfolio Loans that have been sourced and originated by an Antares Party or by other loan originators that could include, among others, joint ventures in which one or more Antares Parties have, or had, interests.

Q:	How will you evaluate and manage investments?
A:

As of June 30, 2024, Antares Holdings had more than 120 credit professionals responsible for reviewing transactions in a highly selective process that leverages proprietary insight across a broad portfolio of approximately 460 borrowers. The loan origination team has experience in credit underwriting and credit risk, and the leaders in credit, which include senior vice presidents and more senior professionals on the risk management and credit advisory teams, have an average of more than 20 years of financial industry experience. In making investment decisions, the Fund uses a time-tested, consistent, credit-based investment approach. Specifically, the Fund’s investment philosophy, portfolio construction and portfolio management involve an assessment of the overall macroeconomic environment and financial markets and company-specific research and analysis. The Fund’s investment approach emphasizes capital preservation, low volatility and minimization of downside risk. In addition to engaging in extensive due diligence from the perspective of a long-term investor, the Fund’s approach seeks to reduce investment risk by focusing on (i) businesses with strong market positions and notable competitive advantages; (ii) businesses backed by experienced PE sponsors of middle-market companies; (iii) businesses with limited customer, supplier and geographic concentrations; (iv) businesses and industries with historically consistent financial results and cash flows that are dependable and predictable; (v) management teams with demonstrated track records and appropriate economic incentives; (vi) rates of return that are attractive relative to the perceived risks; and (vii) securities or investments that are structured with appropriate investor protections and covenants.

Q:	Will the Fund use leverage?
A:

Yes, we intend to use leverage to seek to enhance our returns. The use of leverage will vary over time in response to market conditions, the size and compositions of our investment portfolio and the views of our Adviser and our board of trustees (the “Board,” and each member of the Board, a “Trustee”). Once we have established a scaled and diversified investment portfolio, we expect that our debt to equity ratio will generally range between 1.0x and 1.25x. While our leverage employed may be greater or less than these levels from time to time, it will never exceed the limitations set forth in the 1940 Act, which currently allows us to borrow up to a 2:1 debt to equity ratio.

Our leverage may take the form of revolving or term loans from financial institutions, secured or unsecured bonds, securitization of portions of our investment portfolio via CLOs or preferred shares. When determining whether to borrow money and assessing the various borrowing structure alternatives, we analyze the maturity, rate structure and covenant package of the proposed borrowings in the context of our investment portfolio, pre-existing borrowings and market outlook.

Prospectus Summary	November 2024

The use of leverage magnifies returns, including losses. See “Risk Factors.”

Q:What is a BDC?

A:

Congress created the business development company through the Small Business Investment Incentive Act of 1980 to facilitate capital investment in small and middle market companies. BDCs typically invest in private or certain public companies in the form of debt or equity capital, with the goal of generating current income, capital appreciation, or both. Closed-end investment companies organized in the U.S. that elect to be treated as BDCs under the 1940 Act are subject to specific provisions of the law, most notably that at least 70% of their total assets must be “qualifying assets”. Qualifying assets are listed in Section 55(a) of the 1940 Act and are generally defined as privately offered loans, equity and debt securities issued by U.S. private companies or U.S. publicly traded companies with market capitalizations less than $250 million.

BDCs may be exchange-traded, public non-traded, or private placements. They can be internally or externally managed. BDCs typically elect to be treated as “regulated investment companies” for U.S. tax purposes, which are generally not subject to entity level taxes on distributed income. See “Investment Objective and Strategies— Regulation as a BDC.”

Q:	What is a regulated investment company, or RIC?
A:

We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

In general, a RIC is a company that:

●	is a BDC or registered investment company that combines the capital of many investors to acquire securities;
●	offers the benefits of a securities portfolio under professional management;
●	satisfies various requirements of the Code, including an asset diversification requirement; and
●	is generally not subject to U.S. federal corporate income taxes on its net taxable income that it currently distributes to its shareholders, which substantially eliminates the “double taxation” (i.e., taxation at both the corporate and shareholder levels) that generally results from investments in a C corporation.
Q:	What is a non-exchange traded, perpetual-life BDC?
A:

A non-exchange traded BDC’s shares are not listed for trading on a stock exchange or other securities market. The term “perpetual-life” is used to differentiate our structure from other BDCs who have a finite offering period and/or have a predefined time period to pursue a liquidity event or to wind down the fund. In contrast, in a perpetual-life BDC structure like ours, we expect to offer Common Shares continuously at a price equal the monthly net asset value (“NAV”) per share and we have an indefinite duration, with no obligation to effect a liquidity event at any time. At the discretion of the Board, we generally intend to offer our common shareholders an opportunity to have their Common Shares repurchased on a quarterly basis, subject to an aggregate cap of 5% of Common Shares outstanding. However, the determination to repurchase Common Shares in any given quarter is fully at the Board’s discretion, so investors may not always have access to liquidity when they desire it. The perpetual nature of our Fund allows us to execute a patient and opportunistic investment strategy and be able to invest across different market environments. This may reduce the risk of the Fund being forced to sell assets in market downturns compared to non-perpetual funds. Although we may consider a liquidity event at any time in the future, we currently do not intend to undertake a liquidity event, and we are not obligated by our Amended and Restated Declaration of Trust (as such may be amended and restated from time to time, the “Declaration of Trust”) or otherwise to affect a liquidity event at any time. See “Risk Factors.”

Prospectus Summary	November 2024

Q:	How will an investment in the Fund differ from an investment in a listed BDC or private BDC with a finite life?
A:	An investment in our common shares of beneficial interest (“Common Shares”) differs from an investment in a listed or exchange traded BDC in several ways, including:
●	Pricing. Following our initial public offering, the value at which our new Common Shares may be offered , or our Common Shares may be repurchased, will be equal to our monthly NAV per share. In contrast, shares of listed BDCs are priced by the trading market, which can be influenced by a variety of factors, including many that are not directly related to the underlying value of an entity’s assets and liabilities. The prices of listed BDCs are often higher or lower than the fund’s NAV per share and can be subject to volatility, particularly during periods of market stress.
●	Liquidity. An investment in our Common Shares has limited or no liquidity beyond our share repurchase program, and our share repurchase program can be modified, suspended or terminated at the Board’s discretion. In contrast, a listed BDC is a liquid investment, as shares can be sold on the exchange at any time the exchange is open.
●	Oversight. Both listed BDCs and non-traded BDCs are subject to the requirements of the 1940 Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Unlike the offering of a listed BDC, the Fund’s offering will be registered in every state in which we are offering and selling Common Shares. As a result, we include certain limits in our governing documents that are not typically provided for in the charter of a listed BDC. For example, our Declaration of Trust limits the fees we can pay to the Adviser.

A listed BDC is subject to the governance requirements of the exchange on which its shares are traded, including requirements relating to its board, audit committee, independent trustee oversight of executive compensation and the trustee nomination process, code of conduct, shareholder meetings, related party transactions, shareholder approvals and voting rights. Although we expect to follow many of these same governance guidelines, there is no requirement that we do so.

An investment in our Common Shares differs from an investment in a BDC offered through private placement in several ways, including:

●	Eligible Investors. Our Common Shares may be purchased by any investor who meets the minimum suitability requirements described under “Suitability Standards” in this prospectus. While the standard varies by state, it generally requires that a potential investor has either (i) both net worth and annual net income of $70,000, or (ii) net worth of at least $250,000 (for this purpose, net worth does not include an investor’s home, home furnishings and personal automobiles). In contrast, privately placed BDCs are generally only sold to investors that qualify as either an “accredited investor” as defined under Regulation D under the Securities Act, or as a “qualified purchaser” as defined under the 1940 Act.
●	Investment funding. Purchases of our Common Shares must be fully funded at the time of subscription. In contrast, investors typically make an upfront commitment in the context of a privately placed BDC and their capital is subsequently called over time as investments are made.
●	Investment period. We have a perpetual life and may continue to take in new capital on a continuous basis at a value generally equal to our NAV per share. We will be continually originating new investments to the extent we raise additional capital. We will also be regularly recycling capital from our existing investors into new investments. In contrast, privately placed BDCs generally have a finite offering period and an associated designated time period for investment. In addition, many privately placed BDCs have either a finite life or time period by which a liquidity event must occur or fund operations must be wound down, which may limit the ability of the fund to recycle investments.

Prospectus Summary	November 2024

Q:For whom may an investment in the Fund be appropriate?

A:	An investment in our Common Shares may be appropriate for you if you:
●	meet the minimum suitability requirements described under “Suitability Standards” above, which generally require that a potential investor has either (i) both net worth and annual net income of $70,000 or (ii) net worth of at least $250,000;
●	seek to allocate a portion of your financial assets to a direct investment vehicle with an income-oriented portfolio of primarily U.S. credit investments;
●	seek to receive current income through regular distribution payments while obtaining the potential benefit of long-term capital appreciation; and
●	can hold your Common Shares as a long-term investment without the need for near-term or rapid liquidity.

We cannot assure you that an investment in our Common Shares will allow you to realize any of these objectives. An investment in our Common Shares is only intended for investors who do not need the ability to sell their Common Shares quickly in the future since we are not obligated to offer to repurchase any of our Common Shares in any particular quarter. The determination to offer to repurchase Common Shares in any particular quarter is solely at the Board’s discretion and we are not obligated to offer to repurchase Common Shares in any particular quarter, or at all. See “Share Repurchase Program.”

Q:	Will the Adviser be investing in the Fund?
A:

An affiliate of the Adviser invested $250 million in our Common Shares. In addition, officers and employees of the Adviser and its affiliates may purchase our Common Shares. Antares generally holds a portion of each senior loan it originates on its consolidated balance sheet, either directly or indirectly through its consolidated subsidiaries and/or through its direct or indirect interests in certain joint ventures that invest in such loans. Antares Direct Holdings are distinguishable from many competing lenders without a balance sheet of their own or with a more limited balance sheet. Antares’ philosophy with respect to the senior loans it sources and originates is commensurate with its proactive investment strategy and confidence in its capital recovery capabilities.

Q:	Is there any minimum investment required?
A:

Yes, to purchase Class S or Class D shares in this offering, you must make a minimum initial investment in our Common Shares of $2,500. To purchase Class I shares in this offering, you must make a minimum initial investment of $1,000,000, unless waived or reduced by the Distributor. The Distributor waives or reduces to $10,000 or less Class I investment minimums for certain categories of investors. See “Plan of Distribution.” All subsequent purchases of Class S, Class D or Class I shares, except for those made under our distribution reinvestment plan, are subject to a minimum investment size of $500 per transaction. The Distributor can waive the initial or subsequent minimum investment at its discretion.

Q:	How will the Fund’s NAV be calculated?
A:	Our NAV will be determined based on the value of our assets less the carrying value of our liabilities, including accrued fees and expenses, as of any date of determination.

The Adviser, as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act, subject to the Board’s oversight, is responsible for the determination of the fair value of each of our investments and the NAV per share of each of our outstanding classes of Common Shares each month. Investments for which market quotations are readily available will typically be valued using mid-market pricing (i.e., mid-point of average bid and ask prices). Investments that are not publicly traded or for which market prices are not readily available will be valued based on the input of the Adviser and independent

Prospectus Summary	November 2024

third-party valuation firms engaged at the direction of the Board to review our investments. The Adviser and independent valuation firms will use a variety of approaches to establish the fair value these investments in good faith. The approaches used will generally include an analysis of discounted cash flows, publicly traded comparable companies and comparable transactions to establish the enterprise value and will also consider recent transaction prices and other factors in the valuation.

The NAV per share of a class of our outstanding Common Shares will be determined by dividing the NAV of that share class by the total number of Common Shares outstanding in that class as of the date of determination. The NAV per share of each share class will vary due to, among other things, differences in the amount of servicing fees carried by each class and the number of Common Shares outstanding in each class. See “Determination of Net Asset Value.”

Q:How can I purchase shares?

A:

Subscriptions to purchase our Common Shares may be made on an ongoing basis, but investors may only purchase our Common Shares pursuant to accepted subscription orders as of the first business day of each month. A subscription must be received in good order at least five business days prior to the first business day of the month (unless waived by the Distributor) and include the full subscription funding amount to be accepted. The purchase price of Common Shares will be at the NAV as of the last day of the prior month.

A shareholder will not know our NAV per share applicable on the effective date of the share purchase. However, the NAV per share applicable to a purchase of Common Shares will generally be available within 20 business days after the effective date of the share purchase. At that time, the actual number of Common Shares purchases based on the shareholder’s subscription amount will be determined, and the Common Shares will be credited to the shareholder’s account as of the effective date of the share purchase. Notice of each share transaction, together with information relevant for personal and tax records, will be furnished to shareholders (or their financial representatives) as soon as practicable, but no later than seven business days after our NAV is determined.

Investors, in determining which class of Common Shares to purchase, should consider any ongoing account-based fees payable to outside financial service providers that may apply to Common Shares held in fee-based accounts, as well as the total length of time that the investor will hold the Common Shares.

See “How to Subscribe” for more details.

Q:	When will my subscription be accepted?
A:	Completed subscription requests will be accepted by us within two business days of the first day of each month.
Q:	Can I withdraw a subscription to purchase shares once I have made it?
A:

Yes, you may withdraw a subscription after submission at any time before we have accepted the subscription, which we will generally not do any earlier than two business days before the first day of each month. You may withdraw your purchase request by notifying the transfer agent, through your financial intermediary or directly on the toll-free, automated telephone line at 1-888-484-1944.

See “Plan of Distribution” for more information.

Q:	What is the per share purchase price?
A:

Prior to the commencement of our public offering, we sold and issued 22,434,200 Common Shares at an initial per share purchase price of $25.00 to certain institutional investors pursuant to private placements for an aggregate offering price of $ 560,855,000. Thereafter, Common Shares will be sold at the then-current NAV per share.

Prospectus Summary	November 2024

Q:	When will the NAV per share be available?
A:

We will report our NAV per share as of the last day of each month on our website generally within 20 business days of the last day of each month. Because subscriptions must be submitted at least five business days prior to the first day of each month, you will not know the NAV per share at which you will be subscribing at the time you subscribe.

For example, if you are subscribing on November 1, your subscription must be submitted at least five business days prior to November 1. The purchase price for your Common Shares will be the NAV per share determined as of October 31. The NAV per share as of October 31 will generally be available within 20 business days from October 31.

Q:	Can I invest through my Individual Retirement Account (“IRA”), Simplified Employee Pension Plan (“SEP”) or other after-tax deferred account?
A:

Yes, if you meet the suitability standards described under “Suitability Standards” above, you may invest via an IRA, SEP or other after-tax deferred account. If you would like to invest through one of these account types, you should contact your custodian, trustee or other authorized person for the account to subscribe. They will process the subscription and forward it to us, and we will send the confirmation and notice of our acceptance back to them.

Please be aware that in purchasing Common Shares, custodians or directors of, or any other person providing advice to, employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or other applicable laws. These additional fiduciary duties may require the custodian, trustee, director, or any other person providing investment advice to employee pension benefit plans or IRAs to provide information about the services provided and fees received, separate and apart from the disclosures in this prospectus. In addition, prior to purchasing Common Shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law.

Q:How often will the Fund pay distributions?

A:

We expect to pay regular monthly distributions. Any distributions we make will be at the discretion of our Board, who will consider, among other things, our earnings, cash flow, capital needs and general financial condition, the requirements of Delaware law, as well as our desire to comply with the RIC requirements, which generally require us to make aggregate annual distributions to our shareholders of at least 90% of our net taxable investment income. As a result, our distribution rates and payment frequency may vary from time to time and there is no assurance we will pay distributions in any particular amount, if at all. See “Description of Our Common Shares” and “Certain U.S. Federal Income Tax Considerations.”

The per share amount of distributions on Class S, Class D and Class I shares will generally differ because of different class-specific shareholder servicing and/or distribution fees that are deducted from the gross distributions for each share class.

There is no assurance that we will pay distributions in any particular amount, if at all. We may fund any distributions from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, return of capital or offering proceeds, and we have no limits on the amounts we may pay from such sources. The extent to which we pay distributions from sources other than cash flow from operations will depend on various factors, including the level of participation in our distribution reinvestment plan, how quickly we invest the proceeds from this and any past or future offering and the performance of our investments. Funding distributions from the sales of assets, borrowings, return of capital or proceeds of this offering will result in us having less funds available to acquire investments. Therefore, the return you realize on your investment may be reduced. Additionally, funding distributions from the sales of assets, borrowings, return of capital or proceeds of this offering may also negatively impact our ability to generate cash flows. Similarly, funding distributions from the sale of additional securities will dilute your interest in us on a percentage basis and may impact the value of your investment especially if we sell these securities at prices less than the price you paid for your Common Shares. We believe the likelihood that we will pay distributions from sources other than cash flow from operations will be higher in the early stages of the offering. See “Risk Factors—The Fund is Subject to Risks Relating to Distributions.”

Prospectus Summary	November 2024

Q:	Can I reinvest distributions in the Fund?
A:

Yes, we have adopted a distribution reinvestment plan whereby shareholders (other than those located in specific states or who are clients of selected participating brokers, as outlined below) will have their cash distributions automatically reinvested in additional shares of the same class of our Common Shares to which the distribution relates unless they elect to receive their distributions in cash. The purchase price for shares purchased under our distribution reinvestment plan will be equal to the then current NAV per share of the relevant class of Common Shares. Shareholders will not pay transaction related charges when purchasing shares under our distribution reinvestment plan, but all outstanding Class S and Class D shares, including those purchased under our distribution reinvestment plan, will be subject to ongoing servicing fees.

Shareholders located in Alabama, Arkansas, California, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oregon, Tennessee, Vermont and Washington, as well as those who are clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan, will automatically receive their distributions in cash unless they elect to participate in our distribution reinvestment plan and have their cash distributions reinvested in additional Common Shares. See “Description of Our Common Shares” and “Distribution Reinvestment Plan.”

Q:	How can I change my distribution reinvestment plan election?
A:

Participants may terminate their participation in the distribution reinvestment plan or shareholders may elect to participate in our distribution reinvestment plan with five business days’ prior written notice by contacting our transfer agent, U.S Bancorp Fund Services LLC (the “Transfer Agent”), at Antares Private Credit Fund, c/o U.S Bancorp Fund Services LLC, 615 East Michigan St., Milwaukee, WI 53202.

Q:How will distributions be taxed?

A:

We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under the Code. A RIC is generally not subject to U.S. federal corporate income taxes on the net taxable income that it currently distributes to its shareholders.

Distributions of ordinary income and of net short-term capital gains, if any, will generally be taxable to U.S. shareholders as ordinary income to the extent such distributions are paid out of our current or accumulated earnings and profits. Distributions, if any, of net capital gains properly reported as “capital gain dividends” will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned our Common Shares. A distribution of an amount in excess of our current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a shareholder as a return of capital which will be applied against and reduce the shareholder’s basis in his or her Common Shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her Common Shares, the excess will be treated by the shareholder as gain from a sale or exchange of the Common Shares. Distributions paid by us will generally not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate shareholders.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares pursuant to our distribution reinvestment plan. Shareholders receiving distributions in the form of additional shares will generally be treated as receiving a distribution in the amount of the fair market value of the distributed shares. The additional shares received by a shareholder pursuant to our distribution reinvestment plan will have a new holding period commencing on the day following the day on which the shares were credited to the shareholder’s account. Because each investor’s tax position is different, you should consult with your tax advisor on the tax consequences to you of investing in the Fund. In particular, non-U.S. investors should consult their tax advisors regarding potential withholding taxes on distributions that they receive. See “Certain U.S. Federal Income Tax Considerations.”

Prospectus Summary	November 2024

Q:	Can I sell, transfer or otherwise liquidate my shares post purchase?
A:

The purchase of our Common Shares is intended to be a long-term investment. We do not intend to list our Common Shares on a national securities exchange, and do not expect a public market to develop for our Common Shares in the foreseeable future. We also do not intend to complete a liquidity event within any specific period, and there can be no assurance that we will ever complete a liquidity event. We do intend to conduct quarterly share repurchase offers in accordance with the 1940 Act to provide limited liquidity to our shareholders. Our share repurchase program will be the only liquidity initiative that we offer to our shareholders.

Because of the lack of a trading market for our Common Shares, you may not be able to sell your Common Shares promptly or at a desired price. If you are able to sell your Common Shares, you may have to sell them at a discount to the purchase price of your Common Shares.

Our Common Shares are freely transferable, except where a transfer is restricted by federal and state securities laws or by contract. We will generally not charge you to facilitate transfers of your Common Shares, other than for necessary and reasonable costs actually incurred by us.

Q:	Can I request that my shares be repurchased?
A:

The Fund is not obligated to repurchase shares, however, you can request that your Common Shares be repurchased subject to the following limitations. Subject to the discretion of the Board, we intend to commence a share repurchase program pursuant to which we intend to conduct quarterly repurchase offers to allow our shareholders to tender their Common Shares at a price equal to the NAV per share for the applicable class of Common Shares on each date of repurchase. Our Board may amend, suspend or terminate the share repurchase program at any time if it deems such action to be in our best interest and the best interest of our shareholders. As a result, share repurchases may not be available each quarter. Upon a suspension of our share repurchase program, our Board will consider at least quarterly whether the continued suspension of our share repurchase program remains in our best interest and the best interest of our shareholders. However, our Board is not required to authorize the recommencement of our share repurchase program within any specified period of time. Our Board may also determine to terminate our share repurchase program if required by applicable law or in connection with a transaction in which our shareholders receive liquidity for their Common Shares, such as a sale or merger of the Fund or listing of our Common Shares on a national securities exchange.

Under our share repurchase program, to the extent we offer to repurchase Common Shares in any particular quarter, we intend to limit the number of shares to be repurchased to no more than 5% of our outstanding Common Shares as of the last day of the immediately preceding quarter. In the event the number of Common Shares tendered exceeds the repurchase offer amount, Common Shares will be repurchased on a pro rata basis. All unsatisfied repurchase requests can be resubmitted in the next quarterly tender offer, or upon the recommencement of the share repurchase program, as applicable.

Under our share repurchase program, to the extent we offer to repurchase Common Shares in any particular quarter, Common Shares that have not been outstanding for at least one year will be repurchased at 98% of such NAV (an “Early Repurchase Deduction”). The one-year holding period is measured as of the subscription closing date immediately following the prospective repurchase date. The Early Repurchase Deduction may be waived, at our discretion, in the case of repurchase requests arising from the death, divorce or qualified disability of the holder. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders. We intend to conduct the repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Exchange Act and the 1940 Act. All Common Shares purchased by us pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares.

Prospectus Summary	November 2024

Most of our assets will consist of instruments that cannot generally be readily liquidated without impacting our ability to realize full value upon their disposition. Therefore, we may not always have sufficient liquid resources to make repurchase offers. In order to provide liquidity for share repurchases, we intend to generally maintain under normal circumstances an allocation to syndicated loans and other liquid investments. We may fund repurchase requests from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, return of capital or offering proceeds, and we have no limits on the amounts we may pay from such sources. Should making repurchase offers, in our judgment, place an undue burden on our liquidity, adversely affect our operations or risk having an adverse impact on us as a whole, or should we otherwise determine that investing our liquid assets in originated loans or other illiquid investments rather than repurchasing our Common Shares is in the best interests of the Fund as a whole, then we may choose to offer to repurchase fewer Common Shares than described above, or none at all. See “Share Repurchase Program.”

Q:What fees do you pay to the Adviser?

A:

Pursuant to the advisory agreement between us and the Adviser (the “Advisory Agreement”), the Adviser is responsible for, among other things, identifying investment opportunities, monitoring our investments and determining the composition of our portfolio. We will pay the Adviser a fee for its services under the Advisory Agreement consisting of two components: a management fee and an incentive fee.

●	The management fee is payable monthly in arrears at an annual rate of 1.25% of the value of our net assets as of the beginning of the first business day of the applicable month. For the first calendar month in which the Fund has operations, net assets will be measured as the beginning net assets as of the date on which the Fund commences operations. In addition, the Adviser has agreed to waive its management fee for six months following the effective date of this registration statement.
●	The incentive fee will consist of two components as follows:
●	The first part of the incentive fee is based on income, whereby we will pay the Adviser quarterly in arrears 12.5% of its Pre-Incentive Fee Net Investment Income Returns (as defined below), for each calendar quarter subject to a 6.0% annualized hurdle rate, with a catch-up. The Adviser has agreed to waive the incentive fee based on income for six months following the effective date of this registration statement.
●	“Pre-Incentive Fee Net Investment Income Returns” means as the context requires, either the dollar value of, or percentage rate of return on the value of the Fund’s net assets at the end of the immediate preceding quarter from, interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses accrued for the calendar quarter (including the management fee, expenses payable under the Administration Agreement, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any distribution or shareholder servicing fees, as applicable). Pre-Incentive Fee Net Investment Income Returns includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind (“PIK”) interest and zero-coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from Pre-Incentive Fee Net Investment Income Returns. The incentive fee attributable to Pre-Incentive Fee Net Investment Income Returns may be calculated on the basis of an amount of income that is greater than the amount of net investment income actually received by the Fund and ultimately distributed to shareholders.
●	The second part of the incentive fee is based on realized capital gains, whereby we will pay the Adviser at the end of each calendar year in arrears 12.5% of cumulative realized capital gains, attributable to each class of the Fund’s Common Shares, from inception through the end of such calendar year, computed net of all realized capital losses

Prospectus Summary	November 2024

and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains.

For purposes of computing the Fund’s incentive fee on income and the incentive fee on capital gains, the calculation methodology will look through derivative financial instruments or swaps as if we owned the reference assets directly.

See “Advisory Agreement and Administrative Agreement.”

Q:How will I be kept up to date about how my investment is doing?

A:	We and/or your financial advisor, participating broker or financial intermediary, as applicable, will provide you with periodic updates on the performance of your investment with us, including:
●	three quarterly financial reports and an annual report;
●	quarterly investor statements;
●	in the case of certain U.S. shareholders, an annual Internal Revenue Service (“IRS”) Form 1099-DIV or IRS Form 1099-B, if required, and, in the case of non-U.S. shareholders, an annual IRS Form 1042-S; and
●	confirmation statements (after transactions affecting your balance, except reinvestment of distributions in us and certain transactions through minimum account investment or withdrawal programs).

Depending on legal requirements, we may post this information on our website, www.antaresbdc.com, when available, or provide this information to you via U.S. mail or other courier, electronic delivery, or some combination of the foregoing. Information about us will also be available on the SEC’s website at www.sec.gov. Our monthly NAV per share will be posted on our website promptly after it has become available (generally prior to the twentieth business day of the following month).

Q:	What type of tax reporting will I receive on the Fund, and when will I receive it?
A:

As promptly as possible after the end of each calendar year, we intend to send certain U.S. shareholders an annual IRS Form 1099-DIV or IRS Form 1099-B, if required, and, in the case of non-U.S. shareholders, an annual IRS Form 1042-S.

Q:	What are the tax implications for non-U.S. investors in the Fund?
A:

Because we are a corporation for U.S. federal income tax purposes, a non-U.S. investor in the Fund will generally not be treated as engaged in a trade or business in the U.S. solely as a result of investing in the Fund, unless the Fund is treated as a “United States real property holding corporation” for U.S. federal income tax purposes. Although there can be no assurance in this regard, we do not currently expect to be a United States real property holding corporation for U.S. federal income tax purposes.

Subject to the exceptions described below, dividends paid to a non-U.S. investor in the Fund will generally be subject to a U.S. tax of 30% (or lower treaty rate), which will generally be withheld from such dividends. However, dividends paid by the Fund that are “interest-related dividends”, “capital gain dividends” or “short-term capital gain dividends” will generally be exempt from such withholding tax to the extent we properly report such dividends to shareholders. For these purposes, interest-related dividends, capital gain dividends and short-term capital gain dividends generally represent distributions of certain U.S.-source interest or capital gains that would not have been subject to U.S. federal withholding tax at source if received directly by a non-U.S. investor, and that satisfy certain other requirements. Notwithstanding the above, the Fund may be required to withhold from dividends that are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate) unless the non-U.S. investor certifies its status under penalties of perjury or otherwise establishes an exemption.

Prospectus Summary	November 2024

A non-U.S. investor is generally exempt from U.S. federal income tax on capital gain dividends and any gains realized upon the sale or exchange of shares in the Fund.

This section assumes that income from the Fund is not “effectively connected” with a U.S. trade or business carried on by a non-U.S. investor. Non-U.S. investors, and in particular, non-U.S. investors who are engaged in a U.S. trade or business, should consult with their tax advisors on the consequences to them of investing in the Fund. See “Certain U.S. Federal Income Tax Considerations.”

Q:What are the tax implications for non-taxable U.S. investors in the Fund?

A:

Because we are a corporation for U.S. federal income tax purposes, U.S. tax-exempt investors in the Fund will generally not derive “unrelated business taxable income” for U.S. federal income tax purposes (“UBTI”) solely as a result of their investment in the Fund. A U.S. tax-exempt investor, however, may derive UBTI from its investment in the Fund if the investor incurs indebtedness in connection with its purchase of Common Shares in the Fund. Tax-exempt investors should consult their tax advisors with respect to the consequences of investing in the Fund.

Q:	What is the difference between the three classes of Common Shares being offered?
A:

We are offering to the public three classes of Common Shares – Class S shares, Class D shares and Class I shares. The differences among the share classes relate to ongoing shareholder servicing and/or distribution fees, with Class S shares and Class D shares subject to ongoing and shareholder servicing and/or distribution fee of 0.85% and 0.25%, respectively and Class I shares not subject to a shareholder servicing and/or distribution fee. In addition, although the Fund will not charge shareholders an upfront sales load with respect to Class S shares, Class D shares or Class I shares, if you buy Class S shares, Class D shares or Class I shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that they limit such charges to a 3.5% cap on NAV for Class S shares, a 2.0% cap on NAV for Class D shares and a 2.0% cap on NAV for Class I shares. See “Description of Our Common Shares” and “Plan of Distribution” for a discussion of the differences between our Class S, Class D and Class I shares.

Assuming a constant net asset value per share of $25.00, we expect that a one-time investment in 400 shares of each class of our Common Shares (representing an aggregate net asset value of $10,000 for each class) would be subject to the following shareholder servicing and/or distribution fees:

	Annual Shareholder Servicing
	and/or Distribution Fees	Total Over Five Years
Class S	$85	$425
Class D	$25	$125
Class I	$0	$0

Class S shares are available through brokerage and transaction-based accounts. Class D shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, sponsored by participating brokers or other intermediaries that provide access to Class D shares, (2) through participating brokers that have alternative fee arrangements with their clients to provide access to Class D shares, (3) through transaction/ brokerage platforms at participating brokers, (4) through certain registered investment advisers, (5) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (6) other categories of investors that we name in an amendment or supplement to this prospectus. Class I shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, sponsored by participating brokers or other intermediaries that provide access to Class I shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating brokers that have alternative fee arrangements with their clients to provide access to Class I shares, (4) through transaction/brokerage platforms at participating brokers, (5) by our executive officers and Trustees and their immediate family members, as well as officers and employees of the Adviser or other affiliates and their immediate family members, and, if approved by our Board, joint venture partners, consultants and other service providers, or (6) by

Prospectus Summary	November 2024

other categories of investors that we name in an amendment or supplement to this prospectus. In certain cases, where a holder of Class S or Class D shares exits a relationship with a participating broker for this offering and does not enter into a new relationship with a participating broker for this offering, such holder’s Common Shares may be exchanged into an equivalent NAV amount of Class I shares. We may also offer Class I shares to certain feeder vehicles primarily created to hold our Class I shares, which in turn offer interests in themselves to investors; we expect to conduct such offerings pursuant to exceptions to registration under the Securities Act and not as a part of this offering. Such feeder vehicles may have additional costs and expenses, which would be disclosed in connection with the offering of their interests. We may also offer Class I shares to other investment vehicles. Before making your investment decision, please consult with your investment adviser regarding your account type and the classes of Common Shares you may be eligible to purchase.

If you are eligible to purchase all three classes of Common Shares, you should be aware that Class I shares have no shareholder servicing or distribution fees, which will reduce the NAV or distributions of the other share classes. However, Class I shares will not receive shareholder services. Before making your investment decision, please consult with your investment adviser regarding your account type and the classes of Common Shares you may be eligible to purchase.

Q:	Are there ERISA considerations in connection with investing in the Fund?
A:

We intend to conduct our affairs so that our assets should not be deemed to constitute “plan assets” under the ERISA, and certain U.S. Department of Labor regulations promulgated thereunder, as modified by Section 3(42) of ERISA (the “Plan Asset Regulations”). In this regard, generally, we intend to take one of the following approaches: (1) in the event that each class of Common Shares is considered a “publicly-offered security” within the meaning of the Plan Asset Regulations (“Publicly-Offered Security”), we will not limit “benefit plan investors” from investing in the Common Shares, and (2) in the event one or more classes of Common Shares does not constitute a Publicly-Offered Security, (a) we will limit investment in each class of Common Shares by “benefit plan investors” to less than 25% of the total value of each class of our Common Shares, within the meaning of the Plan Asset Regulations (including any class that constitutes a Publicly-Offered Security), or (b) we will prohibit “benefit plan investors” from owning any class that does not constitute a Publicly-Offered Security.

In addition, each prospective investor that is, or is acting on behalf of any individual retirement account, employee benefit plan, or similar plan or account that is subject to ERISA, or any entity whose underlying assets are considered to include the foregoing (each a “Plan”), must independently determine that our Common Shares are an appropriate investment for the Plan, taking into account its obligations under ERISA, and applicable similar laws, and the facts and circumstances of each investing Plan.

Prospective investors should carefully review the matters discussed under “Risk Factors” and “Certain ERISA Considerations” and should consult with their own advisors as to the consequences of making an investment in the Fund.

Q:	What is the role of the Fund’s Board?
A:

We operate under the direction of our Board, the members of which are accountable to us and our shareholders as fiduciaries. We have five Trustees, three of whom have been determined to be independent of us, the Adviser and its affiliates (“Independent Trustees”). Our Independent Trustees are responsible for, among other things, reviewing the performance of the Adviser, approving the compensation paid to the Adviser and its affiliates, oversight of the valuation process used to establish the Fund’s NAV and oversight of the investment allocation process to the Fund. The names and biographical information of our Trustees are provided under “Management of the Fund—Trustees and Executive Officers.”

Q:	Are there any risks involved in buying your shares?
A:

Investing in our Common Shares involves a high degree of risk. If we are unable to effectively manage the impact of these risks, we may not meet our investment objective and, therefore, you should purchase our shares only if you can afford a complete loss of your investment. An investment in our Common Shares involves significant risks and is intended only for

Prospectus Summary	November 2024

investors with a long-term investment horizon and who do not require immediate liquidity or guaranteed income. Some of the more significant risks relating to an investment in our Common Shares include those listed below:

●	We have no prior operating history and there is no assurance that we will achieve our investment objective.
●	This is a “blind pool” offering and thus you will not have the opportunity to evaluate our investments before we make them.
●	You should not expect to be able to sell your Common Shares regardless of how we perform.
●	You should consider that you may not have access to the money you invest for an extended period of time.
●	We do not intend to list our Common Shares on any securities exchange, and we do not expect a secondary market in our Common Shares to develop prior to any listing. Thus, an investment in the Fund may not be suitable for investors who may need the money they invest in a specified timeframe.
●	Because you may be unable to sell your Common Shares, you will be unable to reduce your exposure in any market downturn.
●	We intend to implement a share repurchase program, but only a limited number of Common Shares will be eligible for repurchase and repurchases will be subject to available liquidity and other significant restrictions. We intend to commence a share repurchase program in which we intend to repurchase, in each quarter, up to 5% of our Common Shares outstanding (by number of Common Shares) as of the close of the previous calendar quarter. Under our share repurchase program, to the extent we offer to repurchase Common Shares in any particular quarter, Common Shares that have not been outstanding for at least one year will be repurchased at 98% of the relevant NAV (an “Early Repurchase Deduction”). Such share repurchase prices may be lower than the price at which you purchase our Common Shares in this offering. See “Share Repurchase Program.”
●	An investment in our Common Shares is not suitable for you if you need access to the money you invest. See “Suitability Standards” and “Share Repurchase Program.”
●	You will bear substantial fees and expenses in connection with your investment. See “Fees and Expenses.”
●	We cannot guarantee that we will make distributions, and if we do we may fund such distributions from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, or return of capital, and we have no limits on the amounts we may pay from such sources. A return of capital (1) is a return of the original amount invested, (2) does not constitute earnings or profits and (3) will have the effect of reducing a shareholder’s tax basis such that when a shareholder sells its Common Shares the sale may be subject to taxes even if the Common Shares are sold for less than the original purchase price. See “Risk Factors—The Fund is Subject to Risks Relating to Distributions.”
●	Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Adviser or its affiliates, that may be subject to reimbursement to the Adviser or its affiliates. The repayment of any amounts owed to the Adviser or its affiliates will reduce future distributions to which you would otherwise be entitled.
●	We expect to use leverage, which will magnify the potential for loss on amounts invested and may increase the risk of investing in us. The risks of investment in a highly leveraged fund include volatility and possible distribution restrictions. See “Risk Factors—The Fund is Subject to Risks Relating to Use of Leverage.”

Prospectus Summary	November 2024

●	We qualify as an “emerging growth company” as defined in the Jumpstart Our Business Startups Act (the “JOBS Act”), and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our Common Shares less attractive to investors.
●	We intend to invest primarily in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value.
●	We intend to invest primarily in the securities of privately-held companies for which very little public information exists. Such companies are also generally more vulnerable to economic downturns and may experience substantial variations in operating results.
●	We will elect to be regulated as a BDC under the 1940 Act, which imposes restrictions on our activities, including restrictions on leverage and on the nature of our investments.
Q:	Do you currently own any investments?
A:	No.
Q:	What is a “best efforts” offering?
A:

This is our initial public offering of our Common Shares on a “best efforts” basis. A “best efforts” offering means the Distributor and the participating brokers are only required to use their best efforts to sell the Common Shares. When shares are offered to the public on a “best efforts” basis, no underwriter, broker or other person has a firm commitment or obligation to purchase any of the shares. Therefore, we cannot guarantee that any minimum number of Common Shares will be sold.

Q:	What is the expected term of this offering?
A:

We have registered $2,000,000,000 in Common Shares. It is our intent, however, to conduct a continuous offering for an extended period of time, by filing for additional offerings of our Common Shares, subject to regulatory approval and continued compliance with the rules and regulations of the SEC and applicable state laws.

We will endeavor to take all reasonable actions to avoid interruptions in the continuous offering of our Common Shares. There can be no assurance, however, that we will not need to suspend our continuous offering while the SEC and, where required, state securities regulators, review such filings for additional offerings of our Common Shares until such filings are declared effective, if at all.

Q:	Who will administer the Fund?
A:

Pursuant to an administration agreement (the “Administration Agreement”), Antares Capital Credit, in its capacity as our administrator (the “Administrator”), will provide, or oversee the performance of, administrative and compliance services. The Administrator furnishes us with office equipment and clerical, bookkeeping and record keeping services at our office facilities. Under the Administration Agreement, our Administrator also performs, or oversees the performance of, our required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, technology and investor relations, being responsible for the financial records that we are required to maintain and preparing reports to our shareholders and reports filed with the SEC. In addition, our Administrator assists us in determining and publishing our NAV, assists us in providing managerial assistance to our portfolio companies, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our shareholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. We will reimburse the Administrator for its costs, expenses and the Fund’s allocable portion of compensation (including salaries,

Prospectus Summary	November 2024

bonuses and benefits) of the Administrator’s personnel and the Administrator’s overhead (including rent, office equipment and utilities) and other expenses incurred by the Administrator in performing its administrative obligations. The Administrator may waive such reimbursements from time to time at its discretion. The Administrator intends to hire a sub-administrator to assist in the provision of administrative services. The sub-administrator will receive compensation for its sub-administrative services under a sub-administration agreement. See “Advisory Agreement and Administration Agreement—Administration Agreement.”

Q:	What are the offering and servicing costs?
A:

The Fund will not charge shareholders an upfront sales load with respect to Class S shares, Class D shares or Class I shares; however, if you buy Class S shares, Class D shares or Class I shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that they limit such charges to a 3.5% cap on NAV for Class S shares, a 2.0% cap on NAV for Class D shares and a 2.0% cap on NAV for Class I shares. Please consult your selling agent for additional information.

Subject to Financial Industry Regulatory Authority, Inc. (“FINRA”) limitations on underwriting compensation, we will pay the following shareholder servicing and/or distribution fees to the Distributor and/or a participating broker: (a) for Class S shares, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class S shares, and (b) for Class D shares, a shareholder servicing fee equal to 0.25% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class D shares, in each case, payable monthly. No shareholder servicing or distribution fees will be paid with respect to the Class I shares. The shareholder servicing and/or distribution fees will be payable to the Distributor, but the Distributor anticipates that all or a portion of the shareholder servicing and/or distribution fees will be retained by, or reallowed (paid) to, participating brokers. The total amount that will be paid over time for other underwriting compensation depends on the average length of time for which Common Shares remain outstanding, the term over which such amount is measured and the performance of our investments. We will also pay or reimburse certain organization and offering expenses, including, subject to FINRA limitations on underwriting compensation, certain wholesaling expenses. See “Plan of Distribution” and “Estimated Use of Proceeds.” The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from this offering.

Q:	What are our expected operating expenses?
A:

We expect to incur operating expenses in the form of our management and incentive fees, shareholder servicing and/or distribution fees, interest expense on our borrowings and other expenses, including the fees we pay to our Administrator. See “Fees and Expenses.”

Q:	What are our policies related to conflicts of interests with the Adviser and its affiliates?
A:

The Adviser and its affiliates will be subject to certain conflicts of interest with respect to the services Antares Capital Credit (in its capacity as the Adviser and the Administrator) provide for us. These conflicts will arise primarily from the involvement of the Adviser and its affiliates in other activities that may conflict with our activities. You should be aware that individual conflicts will not necessarily be resolved in favor of our interest.

●	The Fund will be Subject to Various Conflicts of Interest Involving the Antares Parties. The Antares Platform operates in its own economic interests and neither it nor any Antares Party (other than the Adviser) is generally obligated, or should be expected, to take into account the Fund’s interests in making any decision, including with respect to the origination, terms and availability to the Fund of loans and decisions with respect to an Antares Party’s or Other Account’s (as defined below) interest in a loan. Moreover, when personnel of the Adviser are shared with other Antares Parties or otherwise act on behalf of the Antares Platform, an Antares Party’s or an Other Account, such personnel have an obligation to pursue the best interests of the party on whose behalf they are acting at the time, whose interests could diverge from the best interest of the Fund. As a result, a decision made by or on behalf of an Antares Party or the Antares

Prospectus Summary	November 2024

Platform (including by shared personnel) could adversely impact the amount, price, availability, terms and subsequent decisions with respect to Portfolio Loans in which the Fund ultimately invests.
●	Sourcing of Portfolio Loans Primarily from the Antares Platform. The Adviser will source Portfolio Loans for the Fund primarily from the Antares Platform, which makes decisions in its own interest and is not required to act in the best interest of the Fund with respect to, among other things, the availability, price or terms of a loan. See “Risk Factors—It is Anticipated That All or Most of the Portfolio Loans Will be Sourced by Antares Parties.” The Adviser will determine based on a variety of factors, including when capital is efficiently available through subscription proceeds or a leverage facility, when to recommend or initiate the Fund’s acquisition of a Portfolio Loan. Acquisitions are also contingent on co-investment transaction approvals from the Board as well as, where relevant, other approvals including from a leverage provider or third-party loan agent. Once the Adviser agrees to purchase a Portfolio Loan for the Fund, the Fund bears the risk of changes in valuation as well as the borrower’s credit risk. Upon acquiring the Portfolio Loan, the Fund will be entitled to the economic interests of such Portfolio Loan and therefore will receive the future interest, fees and principal payments made by the borrower and begin to pay management fees on the outstanding balance of the Portfolio Loan.
●	Co-Investment Transactions. The Fund has received an exemptive order from the SEC that permits it to co-invest with certain other persons, including certain affiliated accounts managed and controlled by the Adviser and/or its affiliates. Subject to the 1940 Act and the conditions of such co-investment exemptive order issued by the SEC, the Fund may, under certain circumstances, co-invest with certain affiliated accounts in investments that are suitable for the Fund and one or more of such affiliated accounts. Even though the Fund and any such affiliated account co-invest in the same securities, conflicts of interest may still arise. If the Adviser is presented with co-investment opportunities that generally fall within the Fund’s investment objective and other Board-established criteria and those of one or more affiliated accounts advised by the Adviser or its affiliates, whether focused on a debt strategy or otherwise, the Adviser and its affiliates will allocate such opportunities among the Fund and such affiliated accounts in a manner consistent with the exemptive order and the Adviser’s allocation policies and procedures.

To the extent consistent with applicable law and/or exemptive relief issued to the Fund, in addition to such co-investments, the Fund and the Adviser or an affiliated account may, as part of unrelated transactions, invest in either the same or different tiers of a portfolio company’s capital structure or in an affiliate of such portfolio company. To the extent the Fund holds investments in the same portfolio company or in an affiliate thereof that are different (including with respect to their relative seniority) than those held by the Adviser or an affiliated account, the Adviser may be presented with decisions when the interests of the two co-investors are in conflict.

See “Conflicts of Interest” for additional information about conflicts of interest that could impact the Fund.

Q:	What is the impact of being an “emerging growth company”?
A:

We are an “emerging growth company,” as defined by the JOBS Act. As an emerging growth company, we are eligible to take advantage of certain exemptions from various reporting and disclosure requirements that are applicable to public companies that are not emerging growth companies. For so long as we remain an emerging growth company, we will not be required to:

●	have an auditor attestation report on our internal control over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”);
●	submit certain executive compensation matters to shareholder advisory votes pursuant to the “say on frequency” and “say on pay” provisions (requiring a non-binding shareholder vote to approve compensation of certain executive officers) and the “say on golden parachute” provisions (requiring a non-binding shareholder vote to approve golden parachute arrangements for certain executive officers in connection with mergers and certain other business combinations) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010; or

Prospectus Summary	November 2024

●	disclose certain executive compensation related items, such as the correlation between executive compensation and performance and comparisons of the chief executive officer’s compensation to median employee compensation.

In addition, the JOBS Act provides that an emerging growth company may take advantage of an extended transition period for complying with new or revised accounting standards that have different effective dates for public and private companies. This means that an emerging growth company can delay adopting certain accounting standards until such standards are otherwise applicable to private companies.

We will remain an emerging growth company for up to five years, or until the earliest of: (1) the last date of the fiscal year during which we had total annual gross revenues of $1.235 billion or more; (2) the date on which we have, during the previous three-year period, issued more than $1 billion in non-convertible debt; or (3) the date on which we are deemed to be a “large accelerated filer” as defined under Rule 12b-2 under the Exchange Act.

We do not believe that being an emerging growth company will have a significant impact on our business or this offering. We have elected to opt out of the extended transition period for complying with new or revised accounting standards available to emerging growth companies. Because we are not a large accelerated filer or an accelerated filer under Section 12b-2 of the Exchange Act, and will not be for so long as our Common Shares are not traded on a securities exchange, we will not be subject to auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act even once we are no longer an emerging growth company.

Q:	Who can help answer my questions?
A:

If you have more questions about this offering or if you would like additional copies of this prospectus, you should contact your financial advisor or our Transfer Agent at Antares Private Credit Fund, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202, or at 1-888-484-1944.

Fees and Expenses	November 2024

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in Common Shares will bear, directly or indirectly. Other expenses are estimated and may vary. Actual expenses may be greater or less than shown.

	Class S	Class D	Class I
	Shares	Shares	Shares
Shareholder transaction expense (fees paid directly from your investment)
Maximum sales load(1)	—%	—%	—%
Maximum Early Repurchase Deduction(2)	2.0%	2.0%	2.0%

Annual expenses (as a percentage of net assets attributable to our Common Shares)(3)
Base management fees(4)	1.25%	1.25%	1.25%
Incentive fees(5)	—%	—%	—%
Shareholder servicing and/or distribution fees(6)	0.85%	0.25%	—%
Interest payment on borrowed funds(7)	6.80%	6.80%	6.80%
Other expenses(8)	1.27%	1.27%	1.27%
Total annual expenses	10.17%	9.57%	9.32%
(1)	The Fund will not charge investors an upfront sales load with respect to Class S shares, Class D shares or Class I shares; however, if you buy Class S shares, Class D shares or Class I shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that they limit such charges to a 3.5% cap on NAV for Class S shares, a 2.0% cap on NAV for Class D shares and a 2.0% cap on NAV for Class I shares. Please consult your selling agent for additional information.
(2)	Under our share repurchase program, to the extent we offer to repurchase Common Shares in any particular quarter, Common Shares that have not been outstanding for at least one year will be subject to a fee of 2.0% of the relevant NAV. The one-year holding period is measured as of the subscription closing date immediately following the prospective repurchase date. The Early Repurchase Deduction may be waived, at our discretion, in the case of repurchase requests arising from the death, divorce or qualified disability of the holder. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders.
(3)	Weighted average net assets employed as the denominator for expense ratio computation is $650,000,000. This estimate is based on the assumption that we sell $845 million of our Common Shares in the initial 12-month period of the offering. Actual net assets will depend on the number of Common Shares we actually sell, realized gains/losses, unrealized appreciation/ depreciation and share repurchase activity, if any.
(4)	The base management fee paid to our Adviser is calculated at an annual rate of 1.25% of the value of our net assets as of the beginning of the first business day of the applicable month.
(5)	We may have capital gains and investment income that could result in the payment of an incentive fee in the first year of investment operations. The incentive fees, if any, are divided into two parts:
●	The first part of the incentive fee is based on income, whereby we will pay the Adviser quarterly in arrears 12.5% of our Pre-Incentive Fee Net Investment Income Returns (as defined below), for each calendar quarter subject to a 6.0% annualized hurdle rate, with a catch-up.
●	The second part of the incentive is based on realized capital gains, whereby we will pay the Adviser at the end of each calendar year in arrears 12.5% of cumulative realized capital gains, from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains.

Fees and Expenses	November 2024

As we cannot predict whether we will meet the necessary performance targets, we have assumed no incentive fee for this chart. Once fully invested, we expect the incentive fees we pay to increase to the extent we earn greater income or generate capital gains through our investments in portfolio companies. If we achieved an annualized total return of 5.0% for each quarter made up entirely of net investment income, no incentive fees would be payable to the Adviser because the hurdle rate was not exceeded. If instead we achieved a total return of 5.0% in a calendar year made up of entirely realized capital gains net of all realized capital losses and unrealized capital depreciation, an incentive fee equal to 12.5% of the realized capital gains would be payable. See “Advisory Agreement and Administration Agreement” for more information concerning the incentive fees.

(6)	Subject to FINRA limitations on underwriting compensation, we will also pay the following shareholder servicing and/or distribution fees to the Distributor and/or a participating broker: (a) for Class S shares, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class S shares, and (b) for Class D shares, a shareholder servicing fee equal to 0.25% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class D shares, in each case, payable monthly. No shareholder servicing or distribution fees will be paid with respect to the Class I shares. The total amount that will be paid over time for other underwriting compensation depends on the average length of time for which Common Shares remain outstanding, the term over which such amount is measured and the performance of our investments. We will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering. In addition, as required by exemptive relief that, if granted, will allow us to offer multiple classes of Common Shares, at the end of the month in which the Distributor in conjunction with the Transfer Agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to any single share held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such share (or a lower limit as determined by the Distributor or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fee on either (i) each such share that would exceed such limit or (ii) all Class S shares and Class D shares in such shareholder’s account. We may modify this requirement if permitted by applicable exemptive relief. At the end of such month, the applicable Class S shares or Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S or Class D shares. See “Plan of Distribution” and “Estimated Use of Proceeds.” The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from this offering.
(7)	We may borrow funds to make investments, including before we have fully invested the proceeds of this continuous offering. To the extent that we determine it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by shareholders. The figure in the table assumes that we borrow for investment purposes an amount equal to 100% of our weighted average net assets in the initial 12-month period of the offering, and that the average annual cost of borrowings, including the amortization of cost associated with obtaining borrowings and unused commitment fees, on the amount borrowed is 6.80%. Our ability to incur leverage during the 12 months following the commencement of this offering depends, in large part, on the amount of money we are able to raise through the sale of Common Shares registered in this offering and the availability of financing in the market.
(8)	“Other expenses” include accounting, legal and auditing fees, custodian and transfer agent fees, reimbursement of expenses to our Administrator, organization and offering expenses, insurance costs and fees payable to our Trustees, as discussed in “Plan of Operation.” The amount presented in the table estimates the amounts we expect to pay during the initial 12-month period of the offering prior to any expense support.

Fees and Expenses	November 2024

We intend to enter into the Expense Support and Conditional Reimbursement Agreement with the Adviser. Pursuant to the Expense Support and Conditional Reimbursement Agreement, the Adviser will be obligated to advance all of our Other Operating Expenses (each, a “Required Expense Payment”) to the effect that such expenses do not exceed 1.00% (on an annualized basis) of the Fund’s NAV. Any Required Expense Payment must be paid by the Adviser to us in any combination of cash or other immediately available funds and/or offset against amounts due from us to the Adviser or its affiliates. The Adviser may elect to pay certain additional expenses on our behalf (each, a “Voluntary Expense Payment” and together with a Required Expense Payment, the “Expense Payments”), provided that no portion of the payment will be used to pay any interest expense or distribution and/or shareholder servicing fees of the Fund. Any Voluntary Expense Payment that the Adviser has committed to pay must be paid by the Adviser to us in any combination of cash or other immediately available funds upon the request of the Fund, and/or offset against amounts due from us to the Adviser or its affiliates. The Adviser will be entitled to reimbursement of an Expense Payment from us if Available Operating Funds (as defined below under “Expense Support Agreements”) exceed the cumulative distributions accrued to the Fund’s shareholders, among other conditions. See “Expense Support Agreements” for additional information regarding the Expense Support Agreement. Because the Adviser’s obligation to make Voluntary Expense Payments is voluntary, the table above does not reflect the impact of any Voluntary Expense Payments from the Adviser.

Example: We have provided an example of the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical $1,000 investment in each class of our Common Shares. In calculating the following expense amounts, we have assumed that: (1) that our annual operating expenses and offering expenses remain at the levels set forth in the table above, after application of the Adviser’s obligation to make Required Expense Payments as described above, except to reduce annual expenses upon completion of organization and offering expenses, (2) that the annual return after management fees and other expenses, but before incentive fees is 5.0%, (3) that the net return after payment of incentive fees is distributed to shareholders net of the shareholder servicing and/or distributions fees and such amount is reinvested at NAV and (4) your financial intermediary does not directly charge you transaction or other fees.

Class S shares

	1 Year	3 Years	5 Years	10 Years
Total cumulative expenses you would pay on a $1,000 investment assuming a reinvested 5.0% net return comprised solely of investment income:	$102	$290	$459	$810
Total cumulative expenses you would pay on a $1,000 investment assuming a reinvested 5.0% net return comprised solely of capital gains:	$108	$305	$481	$837

Class D shares

	1 Year	3 Years	5 Years	10 Years
Total cumulative expenses you would pay on a $1,000 investment assuming a reinvested 5.0% net return comprised solely of investment income:	$96	$274	$437	$782
Total cumulative expenses you would pay on a $1,000 investment assuming a reinvested 5.0% net return comprised solely of capital gains:	$102	$290	$459	$811

Fees and Expenses	November 2024

Class I shares

	1 Year	3 Years	5 Years	10 Years
Total cumulative expenses you would pay on a $1,000 investment assuming a reinvested 5.0% net return comprised solely of investment income:	$93	$268	$427	$770
Total cumulative expenses you would pay on a $1,000 investment assuming a reinvested 5.0% net return comprised solely of capital gains:	$99	$284	$450	$800

While the examples assume a 5.0% annual return on investment after management fees and expenses, but before incentive fees, our performance will vary and may result in an annual return that is greater or less than this. These examples should not be considered a representation of your future expenses. If we achieve sufficient returns on our investments to trigger a quarterly incentive fee on income and/or if we achieve net realized capital gains in excess of 5.0%, both our returns to our shareholders and our expenses would be higher. See “Advisory Agreement and Administration Agreement” for information concerning incentive fees.

Risk Factors	November 2024

RISK FACTORS

Investing in our Common Shares involves a number of significant risks. The following information is a discussion of the material risk factors associated with an investment in our Common Shares specifically, as well as those factors generally associated with an investment in a company with investment objectives, investment policies, capital structure or trading markets similar to ours. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our Common Shares. All known material risks are presented below. However, the risks below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur our business, financial condition and results of operations could be materially and adversely affected. In such cases, the NAV of our Common Shares could decline, and you may lose all or part of your investment.

Adviser and Structure-Related Risks

The Fund Has No Operating History. The Adviser has a limited history acting as an investment adviser for a BDC and there is no assurance that the experience of the personnel working on behalf of the Adviser in connection with loans made or owned by Antares Parties, the Adviser’s or its affiliates’ clients or others will be applicable to its activities on behalf of the Fund. The Fund has no operating history. There can be no assurance that the Fund will achieve its investment objective or avoid substantial losses. Further, our Adviser has not previously offered a non-traded BDC. While we believe that the past professional experiences of our Adviser’s investment team, including investment and financial experience of our Adviser’s senior management, will increase the likelihood that our Adviser will be able to manage us successfully, there can be no assurance that this will be the case.

Past Performance is Not Indicative of Future Results. There can be no assurance that the past performance of any loans or of any loan portfolio, loan program, investment vehicle or account managed or serviced by the Adviser, any other Antares Party or the current personnel or authorized persons at any Antares Party or at predecessor companies or prior places of employment, will be indicative of the results that the Fund will achieve or that such past performance over a particular period of time will be indicative of the results that will occur in future periods. Furthermore, the nature of, and risks associated with, the Fund’s investments in Portfolio Loans could differ (potentially substantially) from those investments and strategies undertaken in connection with such other loan portfolios, loan programs, investment vehicles or accounts. There can be no assurance that the Fund’s investments will perform as well as such past investments, that the Fund will be able to avoid losses or that the Fund will be able to make investments similar to such past investments. In addition, most of such past investments have been made utilizing a portfolio capital structure (including, at times, leverage), an asset mix and a fee arrangement that are different (and sometimes are substantially different) from the capital structure, asset mix and/or fee arrangement of the Fund. All or a portion of such prior results have been achieved in particular market conditions which might not be repeated and which might not fully inform decisions made in existing or future market conditions. In addition, a substantial portion of such prior results relate to loans held for investment on the Antares Direct Holdings, loan programs where an Antares Party and one or more unrelated third parties made investment decisions jointly, loans held by contract investors with respect to which neither the Adviser nor any other Antares Party provided investment advisory services or loans held by advised clients with respect to which an Antares Party provided non-discretionary investment advice. Further, a portion of such prior results relate to loans where an affiliate of the Adviser and an unrelated third party made investment decisions jointly rather than the discretionary investment management services being provided by the Adviser to the Fund. In addition, all or a portion of such past performance is not reflective of the performance of Portfolio Loans where investment decisions or recommendations are made by the Adviser subject to applicable requirements for BDCs, or principal transactions approval is required under applicable law or any other approvals outside of the control of the Adviser are required. Moreover, because restrictions that govern the Fund’s investments do not govern the investments and investment strategies of the Adviser, any other Antares Party or their respective current personnel or authorized persons generally or the loan origination strategies used to originate loans for the Antares Platform, the Portfolio Loans, and the results they yield, are not directly comparable with, and may differ substantially from, other loan portfolios, loan programs, investment vehicles or accounts managed or serviced by or held by the Adviser, any other Antares Party and their respective current personnel or authorized persons at prior places of employment. The Adviser is not an arranger, originator or lender. To the extent the term “Antares Platform” is used in such contexts, the Adviser would be excluded.

The Antares Platform operates in its own economic interest and should not be expected to take into account the Fund’s interest in making any decisions with respect to a loan; however (as discussed herein), decisions made by the Antares Platform can

Risk Factors	November 2024

adversely impact the availability and terms of Portfolio Loans. Historical information relating to loans provided by any Antares Party to any prospective investor in the Fund is indicative only of the historical performance of the relevant loans covered thereby, as applicable. Such information is not intended to provide any assurance to any prospective investor and should not be used to project or predict future performance of the Fund or of the Portfolio Loans.

The Portfolio Loans and other investments actually acquired by the Fund could be different from those expected to be purchased by the Adviser on behalf of the Fund due to credit market conditions, the availability of such Portfolio Loans and other investments, the frequency with which private equity sponsors, obligors or existing lenders request or require, or the underlying loan documents require, the loan arranger (including Antares Capital) to make loans available to lenders that are not Antares Parties, determinations with respect to Portfolio Loans and other investments made by Antares Capital or the Antares Platform (which can be made in the best interests of Antares Holdings and without regard to the interests of the Adviser or the Adviser’s clients), changes to the internal policies of the Adviser, consent decisions made by other third parties as could be required under the loan documents and other factors. The actual portfolio of Portfolio Loans and other investments owned by the Fund will change from time to time as a result of, among other things, sales, purchases, prepayments, repayments and restructurings of Portfolio Loans and/or other investments.

The Antares Platform will Not Always Originate Portfolio Loans or Certain Types of Portfolio Loans. There can be no assurance that the Antares Platform will always be in the business of originating loans similar to the Portfolio Loans or to certain types of Portfolio Loans that may be acquired by the Fund or will choose to originate those Portfolio Loans on terms that are beneficial to the Fund. In such event, the Adviser will be limited by BDC requirements to invest at least 70% of the Fund’s assets in “eligible portfolio companies”, and unless otherwise prohibited from doing so, can select Portfolio Loans originated by other loan originators for acquisition by the Fund. There can be no assurance that Portfolio Loans originated by other loan originators will perform similarly to Portfolio Loans originated by the Antares Platform or will be approved by the lenders or their administrative agent for inclusion in any credit facility. Additionally, the terms for Portfolio Loans (whether originated by the Antares Platform or another loan originator) could vary.

The Fund will Depend on the Managerial Expertise of the Adviser, the Antares Platform and Their Respective Personnel. The shareholders will generally not make decisions with respect to the management, disposition or other realization of any Portfolio Loans. Consequently, the success of the Fund’s investments will depend, in large part, on the skill and expertise of the shared personnel of the Adviser who are employees of Antares Capital and who are responsible for originating, underwriting, monitoring and managing loans on behalf of the Antares Direct Holdings and on behalf of the Adviser for the Fund and other client accounts, including funds, vehicles, joint ventures, loan programs, special purpose entities, warehouses, CLOs, co-investment vehicles, and other entities and accounts sponsored, managed, serviced or advised by the Adviser and its affiliates, including Antares Strategic Credit Fund (collectively “Other Accounts”).

The Adviser has access to personnel who act as shared personnel of the Antares Parties and are employees of Antares Capital. Such shared personnel underwrite, monitor and manage loans on behalf of the Antares Direct Holdings, on behalf of the Adviser for the Fund, and on behalf of the Adviser, and affiliates of the Adviser (including Antares Capital) for Other Accounts. In providing services through the Adviser, such shared personnel are supervised by the Adviser and subject to the Adviser’s compliance policies and procedures, including a code of ethics and applicable provisions of the Advisers Act. There can be no assurance that the current professionals will continue to serve in their current positions, continue to be employed by Antares Capital or made available to the Adviser or continue to be shared personnel or authorized persons of the Adviser and the other Antares Parties. In addition, individuals not currently associated with any of the Antares Parties may become associated with the Adviser or other Antares Parties, and the performance of the Portfolio Loans would then also depend on the financial and managerial experience of such individuals. Although the Adviser’s investment professionals will devote such time as they determine in their discretion is reasonably necessary to fulfill the Adviser’s obligations to the Fund, they will not devote all of their professional time to the affairs of the Fund. When acting on behalf of the Adviser, such shared personnel will also be providing services to others, including to proprietary accounts of the Antares Parties and to Other Accounts. When acting on behalf of the Antares Platform, Antares Parties or Other Accounts, such shared personnel have an obligation to pursue the best interests of the party on whose behalf they are acting at the time, whose interests could diverge from the best interests of the Fund. In some cases, this can adversely impact the availability or terms of Portfolio Loans in which the Fund ultimately invests.

Risk Factors	November 2024

Pursuant to the Advisory Agreement, the Adviser may employ third parties (including but not limited to affiliates) to render advice and assistance to the Funds and to perform any of the Adviser’s duties under the Fund Documents. Moreover, the Adviser may assign its rights and delegate some or all of its obligations as provided in the Fund Documents, the Fund Documents may be terminated under certain circumstances, and the Adviser may resign or be removed subject to certain conditions. There can be no assurance that if the Adviser resigns or is removed any successor investment adviser may be obtained or, if obtained, would have the same level of skill in performing the obligations of the Adviser, in which event the returns of the Fund in respect of the Portfolio Loans could be adversely affected.

Possibility of Misconduct of Adviser Employees and Service Providers. Misconduct by employees of the Adviser, service providers to the Fund and/or their respective affiliates could cause significant losses to the Fund. Misconduct can include entering into transactions without authorization, the failure to comply with policies and risk procedures, including due diligence or operational or risk procedures, misrepresentations as to investments being considered by the Fund, the improper use or disclosure of confidential, proprietary, sensitive, personal or other nonpublic information, which could result in litigation or serious financial harm, including limiting the Fund’s business prospects or future marketing activities, and non-compliance with applicable laws or regulations and the concealing of any of the foregoing. Such activities would likely result in reputational damage, litigation, business disruption and/or financial losses to the Fund.

Currency Exchange Risk. Currency exchange risk refers to the risk of fluctuations in exchange rates between the U.S. dollar and foreign currencies of non-U.S. investors or in which certain Portfolio Loans or other Fund assets are denominated. The base currency of the Fund will be the U.S. dollar. Certain of the Fund’s Portfolio Loans and other Fund assets could be denominated in currencies other than the U.S. dollar, and hence the value of such Portfolio Loans and other Fund assets will depend in part on the relative strength of the U.S. dollar. The Fund could be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between foreign currencies and the U.S. dollar, as well as the transaction costs associated with converting foreign currencies into U.S. dollars. Changes in foreign currency exchange rates could also affect the value of dividends and interest earned, and the level of gains and losses realized on the sale of Portfolio Loans or other Fund assets. The rates of exchange between the U.S. dollar and other currencies are affected by many factors, including forces of supply and demand in the foreign currency exchange markets. Exchange rates also are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The Fund is not obligated to engage in any currency hedging operations (unless otherwise set forth in the relevant Fund documents), and there can be no assurance as to the success of any hedging operations that the Fund may implement.

The Fund is Dependent on Information Systems and Subject to Risks Relating to Cybersecurity. Our business is dependent on our and third parties’ communications and information systems. Cybersecurity incidents, cyberattacks, and other breaches have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency and severity in the future. The Adviser, the Fund, their respective service providers, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions and therefore have become increasingly prone to operational and information security risks resulting from cyberattacks and other security incidents. These systems are subject to a number of different threats or risks that could adversely affect the Fund and the shareholders, despite the efforts of the Adviser, the Fund and their respective service providers to adopt technologies, processes and practices intended to mitigate these risks and protect the security of their computer systems, software, networks and other technology assets, as well as the confidentiality, integrity and availability of information (including personal data) belonging to or in the possession or control of the Fund and the shareholders. For example, unauthorized third parties (including members of organized crime, hackers, terrorists, and other external parties, including foreign state and state-supported actors) may attempt to improperly access, modify, disrupt the operations of, or prevent access to the systems and networks of the Adviser, the Fund, their respective service providers, or their counterparties, or data within these systems and networks.

Cybersecurity threats are constantly evolving and becoming increasingly sophisticated and complex, increasing the difficulty of defending against them. Cybersecurity incidents and malicious internet-based activity are also becoming more frequent, and providers of investment management services have been targeted by such attacks, which include, among other things, stealing or corrupting data maintained online or digitally, denial-of-service attacks, malicious or destructive code, phishing attacks, malware, ransomware, social engineering, damage or interruption from computer viruses, the unauthorized collection, monitoring, use or release or other processing of confidential, proprietary, sensitive or other non-public information (including personal data), employee error or

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malfeasance, and causing operational disruption. Third parties also may attempt to fraudulently induce employees, customers, third party service providers, or other users of the Adviser’s, the Fund’s and their respective service providers’ systems to disclose sensitive information in order to gain access to the Adviser’s data or that of the Fund’s investors. Such threats could see their frequency increased, and effectiveness enhanced, by the use of artificial intelligence.

While Antares has policies and procedures, and administrative, technical and physical security measures in place designed to mitigate this risk, no system is fully attack proof. A successful penetration or circumvention of the security of the Adviser’s, the Fund’s or their respective service providers’ systems and networks could result, among other things, in the loss or theft of an investor’s data (including personal data) or funds, the inability to access systems, loss or theft of confidential, proprietary or sensitive or other non-public information (including personal data) or corporate data, physical damage to a computer or network system or costs associated with system repairs. Such incidents could cause the Adviser, the Fund or their respective service providers to incur or become subject to regulatory penalties, fines or investigations, reputational damage, litigation, additional compliance costs or financial loss. The Adviser and the Fund also could incur substantial costs for cybersecurity risk management in order to prevent or remediate any cyberattacks or security incidents in the future. Similarly, the public perception that the Adviser, the Fund or any of their service providers have been the target of a cybersecurity threat, even if unsuccessful, also could have a material adverse effect on one or more of their reputations and lead to financial losses from loss of business, depending on the nature and severity of the threat. While the Adviser performs cybersecurity diligence on key service providers, it is important to note that if a service provider fails to adopt or adhere to adequate cybersecurity procedures, or if, despite such procedures, its networks or systems are breached, information relating to client transactions or personal data of investors could be lost or improperly accessed, used or disclosed. Similar types of operational and technology risks are also present for the Fund’s borrowers, which could have material adverse consequences for such companies, and may cause the Fund’s investments to lose value. Fund information and information with respect to a shareholder’s investment in the Fund may be delivered to such shareholder electronically. There are risks associated with such electronic delivery including, but not limited to, that e-mail messages are not secure and may contain computer viruses or other defects, may not be accurately replicated on other systems, or may be intercepted, deleted or interfered with without the knowledge of the sender or the intended recipient. In addition, the Adviser’s and the Fund’s insurance coverage may be insufficient to compensate against all losses.

In addition, the limitations of liability provisions in contracts with service providers might not be adequate to protect Antares or the Fund from any liabilities or damages with respect to any particular claim relating to a security lapse or breach. Currently applicable cybersecurity insurance might not cover all liabilities incurred by such attacks and it is uncertain whether insurance will continue to be available on economically reasonable terms or that Antares will continue to renew or obtain such insurance. The successful assertion of one or more large claims against Antares or the Fund that exceeds available insurance coverage, or the occurrence of changes in insurance policies as they relate to cyber security, could have a material adverse effect on the Adviser’s business, including its financial condition and reputation or on the Fund.

Artificial Intelligence. The Fund, the Adviser, the Antares Parties, the borrowers and issuers in which the Fund invests and/or the Fund’s service providers could incorporate novel uses of artificial intelligence (“AI”), including generative AI, into their businesses and operations. However, there are significant risks involved in utilizing AI, and no assurance can be provided that such use will enhance the businesses or operations, or result in such businesses or operations being more efficient or profitable. For example, AI algorithms could be flawed, insufficient, of poor quality, reflect unwanted forms of bias, or contain other errors or inadequacies, any of which may not be easily detectable. AI has also been known to produce false or “hallucinatory” inferences or outputs and AI can present ethical issues and subject users to new or heightened legal, regulatory, ethical, or other challenges. Inappropriate or controversial data practices by developers and end-users, or other factors adversely affecting public opinion of AI, could impair the acceptance of AI solutions. If the AI solutions that Antares creates or uses are deficient, inaccurate or controversial, Antares and/or the Fund could suffer operational inefficiencies, competitive harm, legal liability, brand or reputational harm, or other adverse impacts on their businesses and financial results. If the party using AI does not have sufficient rights to use the data or other material or content on which its AI solutions or other AI tools rely, such party could also incur liability through the violation of applicable laws, third-party intellectual property, privacy or other rights, or contracts to which they are a party.

In addition, regulation of AI is rapidly evolving worldwide as legislators and regulators are increasingly focused on this emerging technology. The technologies underlying AI and its uses are already subject to a variety of laws, including intellectual property, privacy, data protection and cybersecurity, consumer protection, competition, and equal opportunity laws, and are expected to be subject to increased regulation and new laws or new applications of existing laws. AI is the subject of ongoing review by various

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U.S. governmental and regulatory agencies, and various U.S. states and other non-U.S. jurisdictions are applying, or are considering applying, their platform moderation, cybersecurity, and data protection laws to AI or are considering general legal frameworks for AI, such as the proposed European Union Artificial Intelligence Act, the provisional rules for which were agreed to by the European Parliament and Council on December 8, 2023, subject to formal adoption and publication in the European Union’s (the “EU”) Official Journal. It is possible that the Fund, the Adviser and Antares Parties or any of their respective affiliates will not be able to anticipate how to respond to these rapidly evolving frameworks, and such parties could be required to expend resources to adjust their activity in certain jurisdictions if the legal frameworks are inconsistent across jurisdictions. Furthermore, because AI technology itself is highly complex and rapidly developing, it is not possible to predict all of the legal, operational or technological risks that may arise relating to the use of AI.

The Fund is Subject to Infrastructure Risks. The Adviser’s business is highly dependent on its communications and information systems. Any failure or interruption of such systems could cause delays or other problems in its activities. This, in turn, could have a material adverse effect on the Fund’s operating results and, consequently, negatively affect the net asset value of the Fund and its ability to make distributions. In addition, because many of the Fund’s borrowers operate and rely on network infrastructure and enterprise applications and internal technology systems for development, marketing, operational, support and other business activities, a disruption or failure of any or all of these systems in the event of a major telecommunications failure, cyber-attack, fire, earthquake, severe weather conditions or other catastrophic event could cause system interruptions, delays in product development and loss of critical data and could otherwise disrupt their business operations.

The Fund is Reliant on the Adviser and is Subject to Risks Relating to the Fact that Shareholders do not Participate in Management. Substantially all decisions with respect to the management of the Fund are made exclusively by the Board and/or the Adviser. Subject to the provisions of the Advisory Agreement and the approval of the Board (where applicable), all investment and sale decisions with respect to the Portfolio Loans on behalf of the Fund are made by the Adviser. Further, the Adviser may delegate all or a portion of its obligations pursuant to and in accordance with the Advisory Agreement. Shareholders have no right or power to take part in the management of the Fund. Consequently, the success of the Fund will depend, in large part, upon the skill and expertise of the officers or other authorized persons of the Fund and the officers or other personnel of the Adviser. There can be no assurance that the officers or other authorized persons of the Fund or the officers or other personnel of the Adviser will continue to serve in their current positions or continue to serve as officers or other authorized persons of the Fund or as officers or other personnel of the Adviser, as the case may be. Further, there can be no assurance that any particular individual will be involved in the management of any particular portfolio for any given period of time, if at all.

The Fund’s ability to achieve its investment objective will depend on the Adviser’s ability to identify, invest in and monitor Portfolio Loans. The members of the Adviser’s Investment Committee and the other officers and personnel of the Adviser are engaged in other business activities and will be called upon to provide managerial assistance to Other Accounts managed by the Adviser or by other Antares Parties and to proprietary accounts of Antares Parties. Although such investment professionals will devote such time as is necessary to fulfill the obligations of the Adviser to the Fund effectively, as reasonably determined by the Adviser, respectively, they will not devote all of their professional time thereto. In addition, there is no assurance that every member of the Adviser’s Investment Committee will opine on any particular investment opportunity. In particular, (i) the Adviser’s Investment Committee meets with a quorum and reviews and approves a prospective Portfolio Loan, such that it is possible that the Adviser’s Investment Committee will opine on an investment opportunity without receiving input from each member and (ii) members of the Adviser’s Investment Committee can, consistent with the committee’s charter, delegate authority with respect to a prospective Portfolio Loan to another employee of the Adviser or one of its affiliates.

Shareholders and the Board will have the right to terminate the Advisory Agreement. If the Adviser resigns or is removed, the Fund may not be able to find a substitute investment adviser or be able to hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms or at all. If the Fund is unable to replace the Adviser quickly, its operations are likely to experience a disruption, and its financial condition is likely to be adversely affected. In addition, the coordination of the Fund’s internal management and investment activities is likely to suffer if the Fund is unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the Adviser and the other Antares Parties. Even if the Fund is able to retain comparable management, whether internal or external, transition of management may result in additional costs and time delays that may adversely affect the Fund’s financial condition.

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The Fund is Subject to Risks Relating to Investor Suitability. An investment in the Fund involves a high degree of risk and is intended only for sophisticated investors who are capable of understanding and assuming the risks involved. Any investor interested in acquiring Common Shares should conduct its own investigation and analysis of investing in the Fund and consult its own professional advisers as to the risks involved in making such an investment.

Investors Need to Seek Independent Advice. None of the Fund, the Adviser or any other Antares Party is providing investment, accounting, tax or legal advice in respect of the Common Shares and none of them will have a fiduciary relationship with any investor or prospective investor. No hypothetical performance scenario, modeling run or return analysis that is provided to any prospective investor should be solely relied upon when considering an investment decision.

The actual performance of the Fund will be affected by, among other things, (i) approvals required by the Declaration of Trust of the Fund or the Advisory Agreement, as applicable, that are granted or withheld by the Board including, among other things, in connection with the purchase and sale of Portfolio Loans, (ii) the amount and frequency of principal payments and prepayments on the Portfolio Loans, which are dependent upon, among other things, the amount of payments received at or in advance of the scheduled maturity of the Portfolio Loans (whether through sale, maturity, optional or mandatory prepayments, default or the other disposition or liquidation thereof), (iii) the financial condition of the obligors of the Portfolio Loans, (iv) the availability of repricings and/or refinancing of the Portfolio Loans, (v) changes to the interest rates on the Portfolio Loans, and (vi) the availability to the Fund of leveraged financing with respect to the Portfolio Loans or any portion thereof. It is expected that most of the Portfolio Loans will include the right of the obligor to optionally prepay such Portfolio Loan, in whole or in part, and/or the obligation to make a mandatory prepayment of such Portfolio Loan, in whole or in part, at various times and subject to certain conditions.

The Common Shares are Not Guaranteed by the Adviser or any other Antares Party. None of the Adviser, any other Antares Party or any other person makes any assurance, guarantee or representation whatsoever as to the expected or projected success, profitability, return, performance result, effect, consequence or benefit (including legal, regulatory, tax, financial, accounting or otherwise) to the Fund or any shareholder and neither the Fund nor the shareholders may rely on any such person for a determination of expected or projected success, profitability, return, performance result, effect, consequence or benefit (including legal, regulatory, tax, financial, accounting or otherwise) to any shareholder.

The Fund is Subject to Risks Relating to Limited Liquidity. Currently, no market exists for the Common Shares. The Common Shares are illiquid investments; there is no established secondary market for the Common Shares and none is likely to develop. An investment in the Fund is suitable only for certain sophisticated investors that have no need for immediate liquidity in respect of their investment and who can accept the risks associated with investing in illiquid investments.

Liquidity for our Common Shares will be limited to participation in our share repurchase program, which we have no obligation to maintain. To the extent you paid a repurchase price that includes the related sales load and to the extent you have the ability to sell your Common Shares pursuant to our share repurchase program, the price at which you may sell Common Shares may be lower than the amount you paid in connection with the purchase of Common Shares in this offering.

The Fund is Subject to Risks Relating to Unspecified Investments. The capital of the Fund generally will be invested directly or indirectly in Portfolio Loans and other assets which will not have been disclosed or, in most cases, identified prior to a shareholder acquiring Common Shares. Accordingly, shareholders will not have an opportunity to evaluate for themselves the relevant economic, financial and other information regarding the Portfolio Loans to be acquired directly or indirectly by the Fund and therefore will be dependent upon the judgment and ability of the Adviser in identifying Portfolio Loans for acquisition over time, acquiring them on behalf of the Fund and managing them thereafter. When required under applicable law or when otherwise required under the Fund’s governing documents, shareholders will also be depending on the judgment of the Board whether or not to consent to the acquisition or sale, as applicable, of such Portfolio Loans. No assurance can be given that the Adviser will be successful in identifying suitable Portfolio Loans for acquisition by the Fund, or, if identified, that such loans will be available for acquisition by the Fund, or that, if such acquisitions are made, the investment objective of the Fund will be achieved.

The Fund is Subject to Risks Relating to Use of Leverage. The Fund will use leverage and incur indebtedness directly or indirectly to acquire and hold Portfolio Loans. The Adviser may establish and use any reserves to acquire additional Portfolio Loans

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or other or to repay all or any portion of any outstanding indebtedness of the Fund. Risks associated with this use of leverage are described under the heading “Risk Factors—Risks Relating to Financings by the Fund”.

To the extent that the Fund enters into multiple financing arrangements, such arrangements may contain cross-default provisions that could magnify the effect of a default. If a cross-default provision were exercised, this could result in a substantial loss for the Fund.

As a BDC, we generally will be required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings, including those incurred at a subsidiary level, and any preferred shares that we may issue in the future, of at least 150%. As defined in the 1940 Act, asset coverage of 150% means that for every $100 of net assets we hold, we may raise $200 from borrowing and issuing senior securities. In addition, while any senior securities remain outstanding, we will be required to make provisions to prohibit any distribution to our shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. If this ratio were to fall below 150%, we could not incur additional debt and could be required to sell a portion of our investments to repay some debt when it is disadvantageous to do so. This could have a material adverse effect on our operations and investment activities. Moreover, our ability to make distributions to you may be significantly restricted or we may not be able to make any such distributions whatsoever. The amount of leverage that we will employ will be subject to oversight by our Board, a majority of whom are Independent Trustees with no material interests in such transactions.

Although borrowings by the Fund have the potential to enhance overall returns that exceed the Fund’s cost of funds, they will further diminish returns (or increase losses on capital) to the extent overall returns are less than the Fund’s cost of funds. In addition, borrowings by the Fund may be secured by the shareholders’ investments as well as by the Fund’s assets and the documentation relating to such borrowing may provide that during the continuance of a default under such borrowing, the interests of the investors may be subordinated to such borrowing.

The Fund is Subject to Risks Relating to Availability of Financing. Because the Fund intends use leverage and to directly or indirectly incur indebtedness, returns realized by the Fund will depend significantly on the availability of such financing and the terms applicable thereto. To the extent the Fund cannot obtain financing, the ability of the Fund to acquire Portfolio Loans will be restricted and returns to the Fund and to the shareholders may be reduced as a result. Similarly, if the financing terms made available thereto are not favorable, or if such financing is available and entered into but subsequently the related lenders do not agree to any requested amendment or, to the extent required or desired, replacement of such terms and/or no refinancing of such credit facility is then available at comparable or better terms, returns to the Fund and to its shareholders may be reduced. The Fund expects leverage to be available to it under one or more credit facilities. See also “Risk Factors—Risks Relating to Financings by the Fund.”

The Fund is Subject to Risks Relating to Reserves and Contingent Liabilities. The Fund may from time to time incur contingent liabilities in connection with an investment. For example, the Fund will acquire a revolving credit or delayed draw term facility that has not yet been fully drawn. If the borrower subsequently draws down on the facility, the Fund will be obligated to fund the amounts due. The Fund may create, accrue and fund reserves for known or contingent liabilities or for other reasons in such amounts as the Adviser deems necessary or appropriate in its reasonable sole discretion. Any such reserves will reduce the amount of distributable funds available to the shareholders and could adversely impact the Fund’s performance. There can be no assurance that the Fund will adequately reserve for such contingent liabilities and that such liabilities will not have an adverse effect on the Fund.

The Fund is Subject to Risks Relating to Contingent Liabilities on the Disposition of Equity Investments. In connection with the disposition of equity securities, the Fund could be required to make representations about the business and financial affairs of the relevant portfolio company typical of those made in connection with the sale of a business. The Fund also could be required to indemnify the purchasers of the company (or interests or assets thereof) to the extent that any such representations are inaccurate or with respect to certain potential liabilities. These arrangements can result in the incurrence of contingent liabilities for which the Adviser can establish reserves or escrows.

The Fund is Subject to Risks Relating to Exculpation and Indemnification. The Fund is required to indemnify the Adviser, the members of the Board and each other person indemnified under the Declaration of Trust of the Fund and the Bylaws of the Fund (as amended or restated from time to time, the “Bylaws”) for liabilities incurred in connection with the Declaration of Trust, the

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Bylaws, the Advisory Agreement and the Fund’s activities, except in certain circumstances. Subject to the limits on indemnification under Section 17(h) of the 1940 Act, the Declaration of Trust provides that the Fund shall not indemnify such persons to the extent liability and losses are the result of such persons’ gross negligence or willful misconduct. Subject to the limits on indemnification under Section 17(i) of the 1940 Act, the Advisory Agreement provides that the Adviser shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on the Adviser’s part in the performance of its duties or by reason of the reckless disregard of its duties and obligations. The Fund will also indemnify certain service providers, including the Administrator and the Fund’s auditors, as well as consultants and sourcing, operating and joint venture partners. Such liabilities may be material and may have an adverse effect on the returns to the Fund investors. The indemnification obligation of the Fund would be payable from the assets of the Fund. The application of the indemnification and exculpation standards may result in Fund investors bearing a broader indemnification obligation in certain cases than they would in the absence of such standards. As a result of these considerations, even though such provisions will not act as a waiver on the part of any investor of any of its rights which are not permitted to be waived under applicable law, the Fund may bear significant financial losses even where such losses were caused by the negligence or other conduct of such indemnified persons.

The Fund is Subject to Risks Relating to Portfolio Valuation. The Fund expects to hold Portfolio Loans, equity securities and other financial instruments, assets or obligations that are thinly traded,not publicly traded, for which no market exists or which are restricted as to their transferability under applicable securities laws. The fair value of such investments will not be readily determinable and can be extremely difficult to value accurately. The Adviser, subject at all times to the oversight and approval of the Board, will determine the valuation of the Fund’s investments. It is expected that the Adviser will have a limited ability to obtain accurate market quotations for purposes of valuing most of the Fund’s investments, which may require the Adviser to estimate, in accordance with valuation policies established by the Board, the value of the Fund’s debt and other investments on a valuation date. Further, because of the overall size and concentrations in particular markets, the maturities of positions that may be held by the Fund from time to time and other factors, the liquidation values of the Fund’s investments may differ significantly from the interim valuations of these investments derived from the valuation methods described herein. If the Adviser’s valuation should prove to be incorrect, the stated value of the Fund’s investments could be adversely affected. Absent bad faith or manifest error, valuation determinations of the Adviser will be conclusive and binding on the shareholders.

Valuation of the types of assets in which the Fund invests are inherently subjective. In addition, the Adviser may have an interest in determining higher valuations in order to be able to present better performance to prospective investors. In certain cases, the Fund may hold an investment in an issuer experiencing distress or going through bankruptcy. In such a situation, the Adviser may continue to place a favorable valuation on such investment due to the Adviser’s determination that the investment is sufficiently secured despite the distressed state or bankruptcy of the issuer. However, no assurances can be given that this assumption is justified or that such valuations will be accurate in the long term. In addition, an investment in a portfolio company may not be permanently written-off or permanently written down despite its distressed state or covenant breach until such portfolio company experiences a material corporate event (e.g., bankruptcy or partial sale) which establishes an objective basis for such revised valuation. In these circumstances, the Adviser has an interest in delaying any such write-offs or write-downs to maintain a higher management fee base and thus, management fees paid to the Adviser.

In addition, the Adviser may rely on third-party valuation agents to verify the value of certain investments. An investment may not have a readily ascertainable market value and accordingly, could potentially make it difficult to determine a fair value of an investment and may yield an inaccurate valuation. Further, because of the Adviser’s knowledge of the investment, the valuation agent may defer to the Adviser’s valuation even where such valuation may not be accurate or the determination thereof involved a conflict of interest. The Adviser also relies on the accuracy of data and information provided by portfolio companies in the valuation process. An inaccurate valuation of one or more investments could have a substantial impact on the Fund.

There are Investment Limitations Related to Antares Holdings’ Environmental, Social and Governance Policy. Loans sourced through the Antares Platform are done so in accordance with Antares Holdings’ Environmental, Social and Governance policy (such policy as amended from time to time, the “Antares Responsible Investment Policy”). The Antares Responsible Investment Policy sets forth the Antares Platform’s principal positions on environmental, social and governance (“ESG”) matters and reviews how ESG factors are incorporated into the Antares Platform’s loan and investment processes.

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As part of Antares’ in-depth credit analyses, material ESG factors are considered alongside other investment factors as part of the underwriting process in new deals. ESG integration for private credit investments currently applies to new borrowers, dividend recapitalizations, as well as refinancings that are >10% of pro forma debt facility and significant add-on loans that are >20% of EBITDA. Antares evaluates prospective borrowers using the five dimensions set forth by the SASB Standards2 (Sustainability Accounting Standards Board): (1) environment, (2) social capital, (3) human capital, (4) business model and innovation, and (5) leadership and corporate governance. Antares defines ESG materiality based on a borrower’s exposure to ESG risk and the borrower’s organizational capacity to mitigate that risk; ESG materiality also considers the potential outcomes from an adverse ESG event, like an impact on solvency or reputation. Generally, ESG factors are informative but not determinative, although there are certain industries in which the Adviser will not invest depending on the specific investor/client, jurisdiction, or investor/client mandate. The Antares Capital Responsible Investment Policy (the “RI Policy”) guides portfolio management and general business conduct on the integration of any ESG factors when deemed appropriate. Given the dynamic and evolving nature of ESG issues, the RI Policy is subject to continuous review and subject to change without notice; and its application can vary materially depending on the specific investor or client, jurisdiction, or investor level investment guidelines and requirements. The Adviser and/or its advisory affiliates could offer new or different strategies to current or prospective clients, including private funds or funds of one dedicated to a strategy or which pursue such strategy alongside other investments, such as secondary market acquisition of interests in funds that pursue private credit strategies or direct investment in junior capital instruments, although such investments are not generally within the Fund’s expected portfolio profile.

With respect to liquid credit investments, Antares’ approach considers relevant material ESG risks within the investment process. The assessment includes negative screening, assessment of historical ESG risks, reviewing Loan Syndication and Trading Association ESG questionnaires when available, and documenting material ESG risks where applicable.

The Adviser intends to comply with such Antares Responsible Investment Policy with respect to the Fund. It is possible that the Antares Responsible Investment Policy will prevent potential Portfolio Loans from being sourced through the Antares Platform or prevent the Fund from acquiring certain Portfolio Loans, which could impact the returns of the Fund. The Antares Responsible Investment Policy prohibits loans to companies that Antares identifies as engaging in practices that violate United States or international law, including with respect to forced labor, illegal deforestation, and illegal animal trafficking. Beyond that, Antares excludes from its lending practices companies that derive material revenue from the direct sale, manufacturing or distribution of tobacco, firearms, gambling (except with respect to Antares liquid credit strategies), pornography/adult entertainment, predatory consumer industries (e.g., payday loans), and controversial weapons (e.g., chemical/biological, nuclear, landmines, cluster munitions). While Antares commits to abide by this provision, Antares reserves the right to apply restrictions in investor specific exclusions differently, depending on relevant factors including investor investment mandates or restrictions, jurisdiction, and/or type of investment product.

The Adviser may determine for the Fund to lend and/or invest if ESG risks are not deemed material, or are deemed material and appropriately mitigated, or not lend and/or invest if ESG risks are deemed material and cannot be adequately addressed or mitigated.

The Fund is Subject to Risks Relating to the Handling of Mail. Mail addressed to the Fund and received at its registered office will be forwarded unopened to the forwarding address supplied by the Fund to be dealt with. To the extent that personnel of the Adviser are employing remote work arrangements, forwarded mail could be delayed. None of the Fund nor the Adviser or any of its or their trustees, directors, officers, advisors or service providers will bear any responsibility for any delay howsoever caused in mail reaching the forwarding address.

The Fund’s Assets are Subject to Recourse. The assets of the Fund, including any investments made by and any capital held by the Fund are available to satisfy all liabilities and other obligations of the Fund, as applicable. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund’s assets generally and may not be limited to any particular asset, such as the investment giving rise to the liability.

[2]	Antares Capital licenses and uses the SASB Standards in its work.

Risk Factors	November 2024

The Fund is Subject to Risks Relating to Obtaining a Rating from One or More Credit Rating Agencies. The Fund may apply to one or more credit rating agencies to rate the Fund and/or its assets in order to provide the Fund access to different sources of indebtedness or capital as well as to help meet the Fund’s risk/return objectives, its overall target indebtedness ratio or other considerations as determined by the Adviser. In connection with such rating or ratings, the credit rating agency or credit rating agencies may review and analyze the Fund’s counterparties, Antares Capital Credit (in its capacity as the Adviser and the Administrator), the investments and expected investments of the Fund, the legal structure of the Fund, the historical and current Fund investors and Fund performance data. There can be no assurance that the Fund will apply for such a rating or ratings, that a credit rating agency will provide a rating or that such a rating will be beneficial to the Fund. In addition, when making investment decisions for the Fund (including establishing the Fund’s investment portfolio), the Adviser may consider the implications of the investment portfolio on a credit rating agency’s rating of the Fund and tailor the Fund’s investment portfolio taking into account such considerations. There is a risk that a rating agency could incorrectly rate, or downgrade ratings which could have a material effect on the Fund, including its assets and its ability to acquire indebtedness.

The Fund is Subject to Risks Relating to Insurance. The Adviser and/or its affiliates expect to purchase and maintain an omnibus insurance policy which includes coverage in respect of the Fund, the Adviser and their affiliates, as well as other clients, including certain of their respective indemnified persons (which omnibus insurance policy or policies may provide coverage to the Adviser, the Adviser and their affiliates, as applicable, for events unrelated to the Fund). The premiums for such shared insurance policies generally would be borne by the Adviser and the clients covered by such policies, and such shared insurance policies are expected to have an overall cap on coverage for all the insured parties thereunder. To the extent an insurable event results in claims in excess of such cap, the Fund may not receive as much in insurance proceeds as it would have received if separate insurance policies had been purchased for each insured party. Similarly, insurable events may occur sequentially in time while subject to a single overall cap. To the extent insurance proceeds for one such event are applied towards a cap and the Fund experiences an insurable loss after such event, the Fund’s receipts from such insurance policy may also be diminished. Insurance policies covering the Fund, the premiums of which are paid in whole or in part by the Fund, may provide insurance coverage to indemnified persons for conduct that would not be covered by indemnification. In addition, the Fund may need to initiate litigation in order to collect from an insurance provider, which may be lengthy and expensive for the Fund and which ultimately may not result in a financial award. In addition, the Adviser may cause the Fund to purchase and maintain insurance coverage that provides coverage to the Fund, certain indemnified persons, or the Adviser, in which case, the premiums would be borne by the Fund.

While the Adviser and its affiliates expect to allocate insurance expenses in a manner it determines to be fair and equitable, taking into account any factors they deems relevant to the allocation of such expenses, because of the uncertainty of whether claims will arise in the future and the timing and the amount that may be involved in any such claim, the determination of how to allocate such expenses may require the Adviser and its affiliates to take into consideration facts and circumstances that are subjective in nature. It is unlikely that the Adviser and its affiliates will be able to accurately allocate the expenses of any such insurance policies based on the actual claims related to a particular client, including the Fund.

The Fund is Subject to Risks Relating to Certain Proceedings and Investigations. The Adviser and its affiliates and/or the Fund may be subject to claims (or threats of claims), and governmental investigations, examinations, requests for information, audits, inquiries, subpoenas and other regulatory or civil proceedings. The outcome of any investigation, action or proceeding may materially adversely affect the value of the Fund, including by virtue of reputational damage to the Adviser and may be impossible to anticipate. Any such investigation, action or proceeding may continue without resolution for long periods of time and may consume substantial amounts of the Adviser’s time and attention, and that time and the devotion of these resources to any investigation, action or proceeding may, at times, be disproportionate to the amounts at stake in such investigation, action or proceeding. The unfavorable resolution of such items could result in criminal or civil liability, fines, settlements, charges, penalties or other monetary or non-monetary remedies or sanctions that could negatively impact the Adviser and/or the Fund. In addition, such actions and proceedings may involve claims of strict liability or similar risks against the Fund in certain jurisdictions or in connection with certain types of activities. In some cases, the expense of such investigations, actions or proceedings and paying any amounts pursuant to settlements or judgments would be borne by the Fund.

The Fund is Not Registered as an Investment Company Under the 1940 Act. While the Fund is not registered as an investment company under the 1940 Act, it will be subject to regulation as a BDC under the 1940 Act and will be required to adhere to the provisions of the 1940 Act applicable to BDCs. The Common Shares have not been recommended by any U.S. federal or state, or

Risk Factors	November 2024

any non-U.S., securities commission or regulatory authority. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this registration statement. Any representation to the contrary is a criminal offense.

The Fund is Subject to Risks Relating to Lack of Diversification. The Fund is classified as a non-diversified investment company within the meaning of the 1940 Act, which means that the Fund is not limited by the 1940 Act with respect to the proportion of its assets that it may invest in securities of a single issuer. To the extent that the Fund assumes large positions in the securities of a small number of issuers, its net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond the Fund’s asset diversification requirements as a RIC under the Code, the Fund does not have fixed guidelines for diversification, and its investments could be concentrated in relatively few portfolio companies. Although the Fund is classified as a non-diversified investment company within the meaning of the 1940 Act, it maintains the flexibility to operate as a diversified investment company. To the extent that the Fund operates as a non-diversified investment company, it may be subject to greater risk.

During the period of time in which the Fund is deploying its initial capital, the Fund may make a limited number of investments. In addition, the Fund does not have fixed guidelines for diversification by industry or type of security, and investments may be concentrated in only a few industries or types of securities. Further, if the expected amount of leverage is not obtained or deployed, the Fund may be more concentrated in an investment than originally anticipated. As a result, the Fund’s investments may be concentrated and the poor performance of a single investment may have pronounced negative consequences to the Fund and the aggregate returns realized by the Fund investors.

The Fund is Subject to Risks Relating to the Use of Proceeds. While the Fund generally intends to make all distributions of net proceeds in accordance with “Estimated Use of Proceeds”, the amount and timing of distributions from the Fund to the Fund investors will be at the discretion of the Board, who may also direct that amounts available for distribution be retained in the Fund (i) to be used to satisfy, or establish reserves for, the Fund’s current or anticipated obligations (including management fees, incentive fees and any other expenses) or (ii) for reinvestment of the cost basis of an investment. Accordingly, there can be no assurance as to the timing and amount of distributions from the Fund.

The Fund is Subject to Operational Risks. The Fund is subject to operational risk, including the possibility that errors may be made by the Adviser or its affiliates and service providers in certain transactions, calculations or valuations on behalf of, or otherwise relating to, the Fund. Fund investors may not be notified of the occurrence of an error or the resolution of any error. Generally, the Adviser, its affiliates and service providers will not be held accountable for such errors, and the Fund may bear losses resulting from such errors.

The Fund is Subject to Risks Associated with Sourcing, Operating or Joint Venture Partners. The Antares Platform has historically, and expects in the future to, work with sourcing, operating and/or joint venture partners, including with respect to particular types of investments or particular sectors or regions. These arrangements may be structured as joint ventures or contractual service provider relationships. In certain circumstances, the Adviser may commit to invest in a pre-agreed amount of investments negotiated by the sourcing partner and/or joint venture partner and/or the Adviser may commit to invest in one or more transactions for which the sourcing partner and/or joint venture partner led the due diligence and negotiation processes and the Adviser is given only a limited opportunity to perform due diligence and participate in negotiation of transactional terms. Fund investors should be aware that sourcing, operating and joint venture partners are not expected to owe any fiduciary duties to the Fund or the Fund investors.

The Fund may pay retainers, closing, monitoring, performance or other fees to sourcing, operating and joint venture partners. Such retainer fees may be netted against a closing fee, if applicable, in connection with the related investment. However, if no such investment is consummated, the Fund will bear any retainer amounts as an expense. In addition, to the extent the compensation of a sourcing, operating or joint venture partner is based on the performance of the relevant investments, the sourcing, operating or joint venture partner may have an incentive to seek riskier investments than it would have under a different compensation structure. In this regard, a sourcing, operating or joint venture partner may receive incentive compensation at the expense of the Fund. The expenses of sourcing, operating and joint venture partners may be substantial. In certain circumstances, the Fund or a portfolio company in which the Fund invests may pay fees to sourcing, operating and/or joint venture partners in consideration for services, including where the

Risk Factors	November 2024

Adviser or an affiliate may have otherwise provided those services without charge. In other circumstances, sourcing, operating and/or joint venture partners may receive certain third-party fees (such as upfront fees, commitment fees, origination fees, amendment fees, ticking fees and break-up fees as well as prepayment premiums) in respect of an investment, and no such fees will offset or otherwise reduce the management fee payable by Fund investors. The existence of such fees may result in the Fund paying fees twice, once to the Adviser in the form of management fees and once to the sourcing, operating or joint venture partners to service or manage the same assets.

Sourcing, operating and/or joint venture partners may invest in the Fund. Joint ventures may give rise to additional risks, including tax risks, and structures utilized in context of joint ventures, including for legal, tax and regulatory reasons, may adversely affect the Fund’s pre-tax returns.

The Fund is Subject to Risks Relating to Electronic Delivery of Certain Documents. The Fund investors will be deemed to consent to electronic delivery or posting to the Administrator’s website or other service of: (i) certain closing documents such as the Declaration of Trust, the Bylaws and the Subscription Agreements; (ii) any notices or communications required or contemplated to be delivered to the Fund investors by the Fund, the Adviser, or any of their respective affiliates, pursuant to applicable law or regulation; (iii) certain tax-related information and documents; and (iv) drawdown notices and other notices, requests, demands, consents or other communications and any financial statements, reports, schedules, certificates or opinions required to be provided to the Fund investors under any agreements. There are certain costs and possible risks associated with electronic delivery. Moreover, the Adviser cannot provide any assurance that these communication methods are secure and will not be responsible for any computer viruses, problems or malfunctions resulting from the use of such communication methods. See “Risks Relating to Cybersecurity.”

The Fund May Need to Raise Additional Capital. The Fund may need additional capital to fund new investments and grow its portfolio of investments once it has fully invested the net proceeds of this offering. Unfavorable economic conditions could increase the Fund’s funding costs or limit its access to the capital. A reduction in the availability of new capital could limit the Fund’s ability to grow. In addition, the Fund is required to distribute at least 90% of its net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to investors to maintain its qualification as a RIC. As a result, these earnings will not be available to fund new investments. An inability on the Fund’s part to access the capital successfully could limit its ability to grow its business and execute its business strategy fully and could decrease its earnings, if any, which would have an adverse effect on the value of its securities.

The Fund is Subject to Counterparty Risks. To the extent that contracts for investment will be entered into between the Fund and a market counterparty as principal (and not as agent), the Fund is exposed to the risk that the market counterparty may, in an insolvency or similar event, be unable to meet its contractual obligations to the Fund. The Fund may have a limited number of potential counterparties for certain of its investments, which may significantly impair the Fund’s ability to reduce its exposure to counterparty risk. In addition, difficulty reaching an agreement with any single counterparty could limit or eliminate the Fund’s ability to execute such investments altogether. Because certain purchases, sales, hedging, financing arrangements and other instruments in which the Fund will engage are not traded on an exchange but are instead traded between counterparties based on contractual relationships, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. Although the Fund intends to pursue its remedies under any such contracts, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

Investors May be Required to Return Distributions to Satisfy Unpaid Debts of the Fund. Under Delaware law, the investors could, under certain circumstances, be required to return distributions made by the Fund to satisfy unpaid debts of the Fund that were in existence at the time the distributions were made.

The Board May Make Certain Changes in the Fund’s Investment Objective, Operating Policies or Strategies Without Prior Notice or Investor Approval. The Fund’s Board has the authority to modify or waive certain of the Fund’s operating policies and strategies without prior notice (except as required by the 1940 Act) and without investor approval. However, absent investor approval, the Fund may not change the nature of its business so as to cease to be, or withdraw its election as, a BDC. Under Delaware law, the Fund also cannot be dissolved without prior investor approval. The Fund cannot predict the effect any changes to its current operating policies and strategies would have on its business, operating results and value of its stock. Nevertheless, the effects may adversely affect the Fund’s business and impact its ability to make distributions.

Risk Factors	November 2024

The Board May Make Certain Changes to the Fund’s Declaration of Trust Without Prior Shareholder Approval. Our Board may, without shareholder vote, subject to certain exceptions, amend or otherwise supplement the Declaration of Trust by making an amendment, a Declaration of Trust supplemental thereto or an amended and restated Declaration of Trust, including without limitation to classify the Board, to impose advance notice bylaw provisions for Trustee nominations or for shareholder proposals, to require super-majority approval of transactions with significant shareholders or other provisions that may be characterized as anti-takeover in nature.

The Fund is Subject to Risks Relating to Allocation of Investment Opportunities and Related Conflicts. The Fund generally is prohibited under the 1940 Act from participating in certain transactions with its affiliates, including its subsidiaries, without prior approval of the Independent Trustees and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of the Fund’s outstanding voting securities is an affiliate of the Fund for purposes of the 1940 Act, and the Fund generally is prohibited from buying or selling any security from or to such affiliate, absent the prior approval of the Independent Trustees. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which could include investments in the same issuers (whether at the same or different times), without prior approval of the Independent Trustees and, in some cases, the SEC. If a person acquires more than 25% of the Fund’s voting securities, the Fund will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with the Fund’s officers or Trustees or their affiliates. These prohibitions will affect the manner in which investment opportunities are allocated between the Fund and other funds managed by the Adviser or its affiliates. Most importantly, the Fund generally is prohibited from co-investing with Other Accounts or affiliates of the Adviser in the Antares-originated loans and financings except pursuant to the co-investment exemptive relief the Fund has received from the SEC, which delineates the requirements the Adviser must comply with for the Fund to invest with Other Accounts. Accordingly, while the Adviser and its affiliates intend to allocate suitable opportunities among the Fund, other accounts and/or affiliates of the Adviser based on the principles described above, the prohibition on co-investing with affiliates could significantly limit the scope of investment opportunities available to the Fund. In particular, the decision by the Adviser or its affiliates to allocate an opportunity to one or more other investment funds or accounts (each, an “Other Investor”) or to an affiliate of the Adviser, or the existence of a prior co-investment structure, might cause the Fund to forgo an investment opportunity that it otherwise would have made. Similarly, the Fund generally may be limited in its ability to invest in an issuer in which an Other Investor or affiliate of the Adviser had previously invested. The Fund may in certain circumstances also be required to sell, transfer or otherwise reorganize assets in which the Fund has invested with other accounts or affiliates of the Adviser at times that the Fund may not consider advantageous.

Any such co-investments will be subject to certain conditions, including that co-investments are made in a manner consistent with the Fund’s investment objectives and strategies, certain Board-established criteria, and the other applicable conditions of the co-investment exemptive relief. Under the terms of the relief, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our Independent Trustees must reach certain conclusions in connection with a co-investment transaction, including that: (i) the terms of the proposed transaction are reasonable and fair to the Fund and its shareholders and do not involve overreaching in respect of the Fund or its shareholders on the part of any person concerned; and (ii) the transaction is consistent with the interests of the Fund’s shareholders and is consistent with the Fund’s then-current investment objectives and strategies.

As a result of the relief, there could be significant overlap in the Fund’s investment portfolio and the investment portfolios of Other Accounts, including, in some cases, proprietary accounts of Antares. Because investments are allocated across multiple Antares accounts, the Fund will at times receive a lower allocation to an investment than desired; likewise, the Fund may also be limited in the degree to which it is able to participate in selling opportunities that it may otherwise wish to pursue due to allocations, including non-pro rata allocations, to Other Accounts.

If the Adviser identifies an investment and the Fund is unable to rely on the co-investment relief for that particular opportunity, the Adviser will be required to determine which accounts should make the investment at the potential exclusion of other accounts. In such circumstances, the Adviser will adhere to its investment allocation policy in order to determine the account to which to allocate investment opportunities. Accordingly, it is possible that the Fund may not be given the opportunity to participate in investments made by other accounts.

Risk Factors	November 2024

The Fund is Subject to Risks Relating to Distributions. The Fund intends to pay monthly distributions to shareholders out of assets legally available for distribution. The Fund cannot guarantee that it will achieve investment results that will allow it to make a specified level of cash distributions or year-to-year increases in cash distributions. If the Fund is unable to satisfy the asset coverage test applicable to it as a BDC, or if the Fund violates certain debt financing agreements, its ability to pay distributions to shareholders could be limited. All distributions will be paid at the discretion of the Fund’s Board and will depend on the Fund’s earnings, financial condition, maintenance of RIC status, compliance with applicable BDC regulations, compliance with debt financing agreements and such other factors as the Board may deem relevant from time to time. The distributions the Fund pays to investors in a year may exceed the Fund’s taxable income for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes.

Investors who periodically receive the payment of a distribution from a RIC consisting of a return of capital for U.S. federal income tax purposes may be under the impression that they are receiving a distribution of RIC’s net ordinary income or capital gains when they are not. Accordingly, investors should read carefully any written disclosure accompanying a distribution from the Fund and the information about the specific tax characteristics of the Fund’s distributions provided to investors after the end of each calendar year, and should not assume that the source of any distribution is the Fund’s net ordinary income or capital gains. To the extent that the Fund’s distributions contain a return of capital, such distributions should not be considered the dividend yield or total return of an investment in the Common Shares. The amount treated as a tax-free return of capital will reduce a shareholder’s adjusted tax basis in the Common Shares, thereby increasing the shareholder’s potential taxable gain or reducing the potential taxable loss on the sale of Common Shares.

The Board has the Discretion to Not Repurchase Common Shares, to Suspend the Share Repurchase Program, and to Cease Repurchases. Our Board may not adopt a share repurchase program, and if such a program is adopted, may amend, suspend or terminate the share repurchase program at any time in its discretion. You may not be able to sell your Common Shares at all in the event our Board amends, suspends or terminates the share repurchase program, absent a liquidity event, and we currently do not intend to undertake a liquidity event, and we are not obligated by our Declaration of Trust or otherwise to effect a liquidity event at any time. We will notify you of such developments in our quarterly reports or other filings. If less than the full amount of Common Shares requested to be repurchased in any given repurchase offer are repurchased, funds will be allocated pro rata based on the total number of Common Shares being repurchased without regard to class. The share repurchase program has many limitations and should not be relied upon as a method to sell Common Shares promptly or at a desired price.

Certain Regulatory Risks

Changes to the Dodd-Frank Act May Adversely Impact the Fund. The enactment of the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and other financial regulations curtailed certain investment activities of U.S. banks. As a result, alternative providers of capital (such as the Fund) were able to access certain investment opportunities on a larger scale. If the restrictions under the Dodd-Frank Act are curtailed or repealed, banks may be subject to fewer restrictions on their investment activities, thereby increasing competition with the Fund for potential investment opportunities. As a result, any changes to the Dodd-Frank Act may adversely impact the Fund.

There are General Regulatory Risks Applicable to the Fund. Legal, tax and regulatory changes could occur that may adversely affect the Fund, the shareholders and/or the portfolio investments. Recent proposals by the SEC indicate increased focus on the regulatory environment for investment vehicles such as the Fund, for holders of securities thereof, for investment advisers thereto and for lenders thereto is evolving, and changes in the regulation of any thereof may adversely affect the value of Common Shares held by or returns to a shareholder and/or the ability of the Fund to pursue its investment strategy.

Although the Fund and the Adviser will endeavor to comply with the requirements of a law and any changes thereto, the treatment of such entities and their investment or investment advisory activities is often uncertain, and may frequently depend on determinations of fact and interpretations of complex provisions of law and regulation for which there may be no clear precedent or authority or with respect to which the law or regulations are in the process of being considered for revocation or modification. Under such circumstances, the Fund and/or the Adviser may employ standard or developing industry practice or conventions, as well as its own internal policies and procedures, to guide its compliance efforts. There can be no assurance, however, that such practices, conventions, policies and procedures ultimately will be considered compliant, and as a result, the Fund or the Adviser, despite its

Risk Factors	November 2024

efforts, may be exposed to liability (which may be subject to indemnification by the Fund or the shareholders), possibly on a retroactive basis, as practice, conventions, policies or procedures change or are challenged or the procedures for compliance with the regulatory regimes to which such entities are subject become clearer. Moreover, the regulatory regimes to which the Fund, the Adviser and the shareholders are subject may be administered differently by different governmental authorities or may be administered differently by different personnel within a particular governmental authority or over time and are generally under review by the applicable government authorities in the various jurisdictions in which such entities have investment or other activities, sometimes resulting in revised interpretations of seemingly established concepts. The treatment of such entities or their activities may be modified by administrative, legislative or judicial interpretation at any time, and any such action may affect investments or commitments previously made. In addition, as a result of such changes, the structure and activities of such entities may be challenged. Accordingly, the Fund, the shareholders and/or the Adviser could be adversely affected by any of such changes in laws, regulations, interpretations or the administration thereof.

If the Fund incurs indebtedness directly or indirectly that constitutes the issuance of an asset-backed security or a securitization as defined under then applicable law in the United States of America, in Europe or in Japan, the Fund, the Adviser or an affiliate of any thereof, may be required to (or may elect to) hold credit risk retention interests with respect thereto for the period of time and subject to the restrictions and limitations applicable thereto under then applicable law which could reduce the returns available to the Fund and the shareholders and potentially cause other adverse consequences for the Fund.

The Fund’s portfolio companies and the Fund are subject to regulation by-laws at the U.S. federal, state, and local levels. These laws and regulations, as well as their interpretation, may change from time to time, including as the result of interpretive guidance or other directives from the U.S. President and others in the executive branch, and new laws, regulations, and interpretations may also come into effect. Any such new or changed laws or regulations could have a material adverse effect on the Fund’s business. The effects of such laws and regulations on the financial services industry will depend, in large part, upon the extent to which regulators exercise the authority granted to them and the approaches taken in implementing regulations. President Biden may support an enhanced regulatory agenda that imposes greater costs on all sectors and on financial services companies in particular.

Future legislative and regulatory proposals directed at the financial services industry that are proposed or pending in the U.S. Congress may negatively impact the operations, cash flows or financial condition of the Fund or its portfolio companies, impose additional costs on portfolio companies or the Fund intensify the regulatory supervision of the Fund or its portfolio companies or otherwise adversely affect the Fund’s business or the business of its portfolio companies. Laws that apply to the Fund, either now or in the future, are often highly complex and may include licensing requirements. The licensing process can be lengthy and can be expected to subject the Fund to increased regulatory oversight. Failure, even if unintentional, to comply fully with applicable laws may result in sanctions, fines, or limitations on the ability of the Fund or the Adviser to do business in the relevant jurisdiction or to procure required licenses in other jurisdictions, all of which could have a material adverse effect on the Fund. In addition, if the Fund does not comply with applicable laws and regulations, it could lose any licenses that it then holds for the conduct of its business and may be subject to civil fines and criminal penalties.

Privacy and Data Protection. The Fund’s collection, use, maintenance, handling, transfer and other processing of personal data, including in relation to, amongst others, the staff and representatives, individuals considering and/or making an investment in the Fund, and individuals connected with investors (such as directors, trustees, beneficial owners, advisors and agents), imposes legal and regulatory risk. Legal and regulatory requirements relating to the collection, storage, usage, maintenance, handling, transfer and other processing of personal data continue to evolve and could impose costly compliance burdens on the Fund. The Fund is and could directly or indirectly become subject to existing and future federal, state and international laws, regulations, rules or requirements related to privacy, data protection and information security in the jurisdictions in which it does business and/or its investors are located.

For example, the European Union’s General Data Protection Regulation (“GDPR”) includes a range of compliance obligations regarding the handling of personal data and significant financial penalties for non-compliance (the greater of €20 million or 4% of annual global turnover). Following Brexit, the U.K. General Data Protection Regulation (i.e., a version of the GDPR as implemented into U.K. law) (“UK GDPR”) went into effect. While the GDPR and the UK GDPR remain substantially similar for the time being, the UK government has announced that it would seek to chart its own path on data protection and reform its relevant laws, including in ways that could differ from the GDPR.

Risk Factors	November 2024

The Fund could also be subject to existing and new U.S. federal, state and local privacy, data protection, and information security laws and regulations, such as the Federal Trade Commission Act, which regulates unfair or deceptive acts or practices (including with respect to privacy, data protection and information security); the Gramm-Leach-Bliley Act of 1999, which restricts certain collection, storage, use, disclosure and other processing of personal data, requires notice to individuals of privacy practices and provides individuals with certain rights to prevent the use and disclosure of certain non-public or otherwise legally protected data; the California Consumer Privacy Act, as amended by the California Privacy Rights Act, which provides California residents with certain individual privacy rights and imposes privacy, data protection and information security obligations on covered companies, as well as state data breach notification and other laws, including the New York SHIELD ACT, that require enhanced levels of cybersecurity and notification to individuals and/or regulators in the event of a cybersecurity breach of certain personal data or other similar incidents. A number of other states also have enacted, or are considering enacting, comprehensive privacy, data protection and information security laws, and the United States Congress is also considering various proposals for privacy, data protection and information security legislation.

The Fund intends to comply with any obligations arising out of privacy, data protection, and information security laws and regulations that are applicable to it, but may not be able to accurately anticipate the way in which regulators and courts will apply or interpret such laws and regulations, including their applicability to the Fund. If any such laws or regulations are implemented, interpreted or applied in a manner inconsistent with the Fund’s policies and practices, it may be fined or ordered to change its business practices in a manner that increases compliance burdens and costs and adversely impacts its operating results. Compliance with these laws and regulations, including the obligation to timely notify stakeholders in the event of a cybersecurity incident, may divert the Fund’s time and effort and entail substantial expense. Any failure or perceived failure by the Fund to comply with existing and new privacy, data protection and information security laws and regulations could result in negative publicity and may subject the Fund to significant costs associated with litigation, settlements, regulatory action, judgments, fines, liabilities and other penalties, for which the Fund may not have insurance coverage.

The Fund is Subject to Risks Relating to Material Non-Public Information. As described under the heading “Conflicts of Interest” from time to time, the Adviser, its owners, the respective affiliates of the Adviser and of its owners and the officers and personnel of any of the foregoing may come into possession of material non-public information that would limit the ability of the Fund to buy and sell Portfolio Loans. The investment flexibility of the Fund may be constrained as a consequence of the Adviser’s inability to take certain actions because of such information. The Fund will lose investment opportunities if it is unable to acquire an investment because the Adviser, its owners, the respective affiliates of the Adviser and of its owners or the respective officers or other personnel of any of the foregoing have obtained material non-public information which prevents such acquisition. Although the Adviser and its affiliates have adopted some informational walls, not all information is subject to such walls and there can be no guarantee that a wall will be effective. The Fund may experience losses if it is unable to sell an investment that it holds because the Adviser, its owners, their respective affiliates and the respective officers or other personnel of any of the foregoing have obtained material non-public information, which losses will reduce returns to and could cause losses for the shareholders.

The Fund is Subject to Risks Relating to Public and Other Disclosure Obligations. The Fund and/or certain shareholders may be expected to disclose confidential and other information relating to Fund assets and financial results when required to do so by applicable law. The Fund may disclose confidential and other information to shareholders or to third parties (including, without limitation, their lenders, service providers and/or any rating agency) that may request such information and are expected to do so to the extent required by law or contract applicable thereto. In addition, other entities that are lenders or agents in any credit facility of which a Portfolio Loan constitutes a part may have similar disclosure rights or obligations relating to such credit facility. There is no assurance that any such disclosure of information will be or will remain confidential. Such disclosure obligations may adversely affect the Fund and/or certain shareholders, particularly shareholders who are not otherwise subject to public disclosure of information requirements relating to the private holdings of funds in which they invest.

The Fund, the Adviser or their respective affiliates, service providers, or agents may from time to time be required or may, in their discretion, determine that it is advisable to disclose certain information about the Fund and the Fund investors, including investments held directly or indirectly by the Fund and the names and level of beneficial ownership of certain of the Fund investors, to (i) regulatory or taxing authorities of certain jurisdictions, which have or assert jurisdiction over the disclosing party or in which the Fund directly or indirectly invests, or (ii) any lenders, counterparty of, or service provider to, the Adviser or the Fund (and its subsidiaries). Disclosure of confidential information under such circumstances will not be regarded as a breach of any duty of

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confidentiality and, in certain circumstances, the Fund, the Adviser or any of their affiliates, service providers or agents, may be prohibited from disclosing to any Fund investor that any such disclosure has been made.

Risks Relating to Financings by the Fund

The Fund is Subject to General Risks Associated with Leverage. The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in the Fund. The greater the total borrowing by the Fund relative to its assets, the greater will be its risk of loss and possibility of gain. In addition, money borrowed by the Fund will be subject to interest costs and other costs which will be a direct or indirect expense of the Fund and, to the extent not covered by income or gain attributable to the assets of such borrower, will adversely affect the operating results of the Fund.

The Fund Borrows Money, Which Magnifies the Potential for Gain or Loss on Amounts and May Increase the Risk of Investing With Us. Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. We may enter into one or more credit facilities and may issue or assume other senior securities, and in the future may borrow from, or issue additional senior securities to, banks, insurance companies, funds, institutional investors and other lenders and investors. Lenders and holders of such senior securities have fixed dollar claims on the Fund’s consolidated assets that are superior to the claims of our shareholders. If the value of our consolidated assets increases, then leveraging would cause the net asset value per share of our Common Shares to increase more sharply than it would have had we not incurred leverage.

Conversely, if the value of our consolidated assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not incurred leverage. Similarly, any increase in our consolidated income in excess of consolidated interest payable on the borrowed funds would cause our net income to increase more than it would had we not incurred leverage, while any decrease in our consolidated income would cause net income to decline more sharply than it would have had we not incurred leverage. Such a decline could negatively affect our ability to make distribution payments on our Common Shares. There can be no assurance that a leveraging strategy will be successful.

Any credit facilities into which the Fund may enter impose financial and operating covenants that may restrict the Fund’s business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC. A failure to renew any credit facilities or to add new or replacement debt facilities or to issue additional debt securities or other evidence of indebtedness could have a material adverse effect on our business, financial condition and results of operations.

The following table illustrates the hypothetical effect on return to a holder of our Common Shares of the leverage created by our potential use of borrowing at a weighted average stated interest rate of 5.93% (excluding deferred financing costs, deferred issuance costs and unused fees), together with (a) a potential $650,000,000 value of net assets; (b) $350,000,000 in aggregate principal amount of indebtedness and (c) hypothetical annual returns on our portfolio of minus 10% to plus 10%.

	Assumed Return on Portfolio (Net of Expenses)(1)
	-10%	-5%	0%	5%	10%
Corresponding Return to Shareholders(2)	-18.51%	-10.84%	-3.18%	4.49%	12.15%
(1)	The assumed portfolio return is required by SEC regulations and is not a prediction of, and does not represent, our projected or actual performance. Actual returns may be greater or less than those appearing in the table.
(2)	In order to compute the “Corresponding Return to Shareholders,” the “Assumed Return on Portfolio” is multiplied by the estimated $1,000,000,000 total value of our assets to obtain an assumed return to us. From this amount, the interest expense (calculated by multiplying the weighted average stated interest rate of 5.93% by the approximately $350,000,000 of principal debt outstanding) is subtracted to determine the return available to shareholders. The return available to shareholders is then divided by the estimated total value of our net assets of $650,000,000 to determine the “Corresponding Return to Shareholders.”

Risk Factors	November 2024

Indebtedness Under a Portfolio Credit Facility May be Affected by Interest Rate Risks, Including Mismatches Between the Interest that is Payable with Respect to Such Indebtedness and Interest Income that is Received on the Related Portfolio Loans. The interest payable with respect to the indebtedness incurred or issued by the Fund or a subsidiary under any portfolio credit facility (the “Portfolio Credit Facility Debt”) generally is expected initially to be based on the Secured Overnight Financing Rate (“SOFR” or the “Benchmark”). Interest income earned on the Portfolio Loans that collateralize the related portfolio credit facility typically also are based on SOFR or may bear interest at a fixed rate. It is possible that the Benchmark being used to determine interest payable on the Portfolio Credit Facility Debt may rise during periods in which the Benchmark or another index or fixed rate of interest payable on the Portfolio Loans is stable, falling or capped at a lower rate. In addition, the Benchmark may be changed on a hardwired basis without any discretion on the part of the Fund to consent thereto or by amendment in which case the Fund will have whatever discretion is provided in the underlying documents to grant or withhold its consent thereto (and, with respect to a Portfolio Loan amendment, may not own a sufficient amount of a Portfolio Loan to control any such decision). Moreover, hardwired change or change by amendment may occur in the Benchmark at different times under the Portfolio Loan and under any portfolio credit facility. Under such circumstances it is possible that there may be mismatches between the interest rates payable on the Portfolio Credit Facility Debt and the interest rates payable on the Portfolio Loans collateralizing such Portfolio Credit Facility Debt, as well as timing mismatches based on different reset dates with respect thereto. The Fund may enter into interest rate swap transactions to hedge any interest rate or timing mismatch. Such a mismatch could result in less excess spread available as credit support for the portfolio credit facility, less cash available for distribution to the Fund and the shareholders thus adversely affecting the returns received thereby and/or the Fund not collecting sufficient interest income from the Portfolio Loans to make interest payments then due on the Portfolio Credit Facility Debt which may result in an event of default thereunder.

The Replacement of the London Interbank Offered Rate (“LIBOR”) with an Alternative Reference Rate May Result in an Overall Increase to Borrowing Costs or Cause Other Disruptions, which could Have a Material Adverse Effect on Our Results of Operations, Financial Condition and Cash Flow. LIBOR was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector actors have worked to establish new or alternative reference rates to be used in place of LIBOR. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, has recommended a new reference rate derived from short-term repurchase agreements backed by Treasury securities, the SOFR.

The transition away from LIBOR may adversely impact the Fund and/or the Fund’s portfolio companies as certain of the Fund’s investments and/or other indebtedness of the Fund’s portfolio companies may have (or previously had) interest rates with a LIBOR reference. Although replacement rates (e.g., SOFR) have begun to be adopted in the lending and bond markets, the ongoing LIBOR replacement process might affect the Fund’s floating-rate investments, including by:

●	adversely impacting the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any LIBOR-linked (or formerly LIBOR-linked) securities, loans and derivatives that may be included in the Fund’s assets;
●	requiring extensive changes to documentation that governs or references LIBOR or LIBOR-based products, including, for example, pursuant to time-consuming renegotiations of documentation to modify the terms of investments;
●	resulting in disputes, litigation or other actions with portfolio companies, or other counterparties, regarding the interpretation and enforceability of provisions in the Fund’s LIBOR-based investments, such as fallback language or other related provisions, including, in the case of fallbacks to the alternative reference rates, any economic, legal, operational or other impact resulting from the fundamental differences between LIBOR and the various alternative reference rates; or
●	causing the Fund to incur additional costs in relation to any of the above factors.

In addition, the Fund and portfolio companies may have renegotiated (or may yet need to renegotiate) some of those instruments to address a transition away from LIBOR, and there also may be different conventions that arise in different but related

Risk Factors	November 2024

market segments and there may be mismatches between different assets and liabilities causing possible unexpected gains and/or losses for the Fund or portfolio companies. Some replacement rates may also be subject to compounding or similar adjustments that cause the amount of any payment referencing a replacement rate not to be determined until the end of the relevant calculation period, rather than at the beginning, which could lead to administrative challenges for the Fund.

If the transition of an instrument or investment from LIBOR results in an overall increase to borrowing costs, higher interest expense could negatively affect the financial results and valuations of our funds’ portfolio companies. There is no guarantee that a transition from LIBOR to an alternative will not result in significant increases or volatility in benchmark rates or borrowing costs to borrowers, any of which could have a material adverse effect on our results of operations, financial condition and cash flow.

The Fund is Subject to Risks Relating to Subordinated Interests in any Financing Subsidiary. The Fund will own all or a majority of the equity interests in any financing subsidiary. The Fund will seek advice from its accountants whether or not the Fund will be required to consolidate the assets and liabilities of any financing subsidiary in its consolidated financial statements. The Fund’s equity interests in a financing subsidiary will be subordinated in priority of payment to such financing subsidiary’s obligations to its debt holders and its service providers. All of these persons have claims superior to the claims of the Fund as equity interest holder in any liquidation of such financing subsidiary. If a financing subsidiary has insufficient assets to pay all of its obligations, the Fund and the shareholders may suffer losses. In addition, the debt incurred at the financing subsidiary level is required to be included in our calculation of our asset coverage.

The Fund is Subject to Risks Relating to Minimum Utilization and Prepayment Penalties under a Portfolio Credit Facility. In order to ensure that they receive an anticipated minimum level of profit in connection with entering into a portfolio credit facility, the lenders thereunder typically require that a borrower pay, in addition to interest and certain one-time fees, a commitment fee on any portion of the maximum commitment that is undrawn, and may require that the borrower pay a make-whole premium – which could be in the form of a one-time payment or ongoing minimum payments – in the event that the advances under the portfolio credit facility are prepaid or not sufficiently drawn, and/or the Portfolio Credit Facility is terminated during a specified non-call period. Under such circumstances, the Fund could incur borrowing costs under such portfolio credit facility regardless of the amount of leverage it utilized thereunder. To the extent that the Fund is unable to acquire or did not hold sufficient Portfolio Loans meeting the eligibility criteria of the portfolio credit facility to satisfy certain minimum utilization targets under the portfolio credit facility, commitment fees may increase thus reducing the amount that may otherwise be distributable to the shareholders. In addition, there may be insufficient interest or other proceeds relating to such Portfolio Loans subject to such portfolio credit facility to fully cover all costs relating thereto which could result in a payment event of default under such portfolio credit facility, which could have a material adverse effect on the performance of the Fund and on the shareholders.

Certain Investment Risks

The Fund is Subject to Risks Associated with its Investment Strategy. The success of the Fund’s investment activities depends on the Adviser’s ability to identify opportunities for attractive risk-adjusted returns on invested capital, which is dependent in part on the market for available capital for middle market companies. Identification of these opportunities involves uncertainty. No assurance can be given that the Adviser will be able to successfully locate investment opportunities, or if such opportunities are located, that they will be available for allocation to the Fund or that, for Portfolio Loans sourced by the Antares Platform, or the Board, when required, will consent to or approve the purchase thereof. In addition, any credit facility is expected to, place restrictions on the Adviser’s ability to cause the Fund to buy and/or sell loans as well as the timing for acquiring loans.

Hedging. The Fund may, in some circumstances, directly or indirectly, employ hedging techniques in connection with its Portfolio Loans designed to reduce the risks of adverse movements in interest rates, securities prices, currency exchange and other factors (including risks associated with the use of derivative instruments). While such transactions may reduce certain risks, such transactions themselves may entail certain other risks. Thus, while the Fund may benefit from the use of these hedging mechanisms, unanticipated changes in interest rates, securities prices, currency exchange rates or other events relating to such hedging transactions may result in a poorer overall performance for the Fund than if it had not entered into such hedging transactions.

Terrorist Action, Military Action, Protests, Pandemics and Natural Disasters. There is a risk of terrorist attacks, military actions, other armed conflicts, violent protests, pandemics and/or natural disasters in the United States and elsewhere causing

Risk Factors	November 2024

significant loss of life, property damage and/or disruptions in the local or global markets. Economic and diplomatic sanctions may be in place or imposed on certain states and military action may be commenced (such as the current ongoing conflict between Russia and Ukraine and the escalating conflict in the Middle East). Pandemics and natural disasters may have similarly disruptive impacts. The potential impact of such events is unclear, but such events could have a material adverse effect on general economic conditions, the ability of obligors of Portfolio Loans held by the Fund to repay such Portfolio Loans, lenders extending credit facilities to the Fund, or market liquidity, thereby adversely impacting the operations of the Adviser or the Fund and the returns to the shareholders.

General Economic Conditions May Affect the Ability of the Fund to Make Distributions to the Shareholders. The ability to effectuate the investment strategy of the Fund and to make distributions to the shareholders will depend in part on general economic conditions and the financial health of the Portfolio Loan borrowers. Negative trends or volatility in economic conditions generally or in particular financial and credit markets are likely to increase the number of non-performing Portfolio Loans and decrease the value and collectability of the Portfolio Loans. In particular, the current U.S. political environment and the resulting uncertainties regarding actual and potential shifts in U.S. foreign investment, trade, taxation, economic, environmental and other policies under the current administration, as well as the impact of geopolitical tension, such as a deterioration in the bilateral relationship between the U.S. and China or the current ongoing conflict between Russia and Ukraine and the escalating conflict in the Middle East, and the rapidly evolving measures in response, could lead to disruption, instability and volatility in the global markets. It is difficult to predict which markets, products, businesses and assets will be affected by particular economic or business conditions (or to what degree the health of particular markets or industries are dependent on monetary policies by central banks, particularly the U.S. Federal Reserve). There is no assurance that conditions in the credit and other financial markets will be or remain stable and will not have deteriorated or in the future deteriorate at any time and there is now and in the future a material possibility that economic activity will be volatile and/or has slowed or slow over the moderate to long term. See “Risks Relating to Infectious Disease and Pandemics.” A decrease in market value of the Portfolio Loans would also adversely affect the sale proceeds that could be obtained upon the sale of the Portfolio Loans and could result in losses, negatively impact returns to shareholders and ultimately affect the ability of the Fund to make distributions to the shareholders.

Obligors are also affected generally by economic slowdowns and recessions. Although signs of economic slowdown are less evident in certain regions around the world as the global growth cycle has reached a mature phase, economists continue to expect near term moderate economic growth due to the limited signals of imminent recession in the United States, continued healthy government spending, and recent progress made on trade. Regardless, geopolitical instability presents a risk for the Fund and the Portfolio Loans in which it will invest. Any deterioration of general economic conditions can lead to significant declines in corporate earnings, loan performance, or the ability of obligors to service their loans, any of which could trigger a period of global economic slowdown and have an adverse impact the Fund’s performance and financial results, including the value of its portfolio and the collateral securing the Portfolio Loans. Unfavorable economic conditions also could increase the cost of leverage or cause lenders not to extend credit on favorable terms or at all, which could prevent the Fund from making investments and have an adverse impact on its performance and financial results.

Negative economic trends would also increase the likelihood that major financial institutions or other entities having a significant impact on the financial and credit markets may suffer a bankruptcy or insolvency, as occurred during the recession in the U.S. economy several years ago. The bankruptcy or insolvency of any such entity may have an adverse effect on the Fund and the Common Shares and may trigger future crises in the global credit markets and overall economy, which could have a significant adverse effect on the Fund and the Common Shares.

During an economic downturn or recession it is likely that the incidence of amendments, waivers, modifications and restructurings of Portfolio Loans would increase, which may lead to a decrease in the value of such Portfolio Loans that could adversely affect the ability of the Fund to make distributions.

The volume of loans that are available for acquisition in the market or available for allocation by the Adviser to the Fund may vary from time to time. As a result, opportunities for the Fund to acquire such loans may be limited. This is also likely to heighten refinancing risk in respect of maturing Portfolio Loans. In addition, obligors on Portfolio Loans may be more likely to exercise any rights they may have to redeem or refinance such Portfolio Loans when interest rates or spreads are declining, which redemptions or refinancings may occur under circumstances when such Portfolio Loans cannot be replaced by the acquisition of additional Portfolio

Risk Factors	November 2024

Loans with similar or better risk and economic characteristics or at all. These additional risks may affect the returns on the Common Shares to shareholders.

The Fund is Subject to Inflation Risks. Certain of our portfolio companies may be impacted by inflation. If such portfolio companies are unable pass any increases in their costs along to their customers, it could adversely affect their results and their ability to pay interest and principal on our loans. In addition, any projected future decreases in our portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of our investments could result in future unrealized losses and therefore reduce our net assets resulting from operations.

The Fund is Subject to Risks Relating to Infectious Disease and Pandemics. Certain illnesses spread rapidly and have the potential to significantly adversely affect the global economy. Outbreaks such as the severe acute respiratory syndrome, avian influenza, H1N1/09, and, most recently, the coronavirus (COVID-19), or other similarly infectious diseases may have material adverse impacts on the Fund, the Adviser, their respective affiliates and portfolio companies. Actual pandemics, or fear of pandemics, can trigger market disruptions or economic turndowns with the consequences described above. The Adviser cannot predict the likelihood of disease outbreaks occurring in the future nor how such outbreaks may affect the Fund’s investments.

The outbreak of disease epidemics may result in the closure of the Adviser’s and/or a portfolio company’s offices or other businesses, including office buildings, retail stores and other commercial venues and could also result in (a) the lack of availability or price volatility of raw materials or component parts necessary to a portfolio company’s business which may adversely affect the ability of a portfolio company to perform its obligations, (b) disruption of regional or global trade markets and/or the availability of capital, (c) the availability of leverage, including an inability to obtain indebtedness at all or to the Fund’s desired degree, and less favorable timing of repayment and other terms with respect to such leverage, (d) trade or travel restrictions which impact a portfolio company’s business and/or (e) a general economic decline and have an adverse impact on the Fund’s value, the Fund’s investments, or the Fund’s ability to make new investments.

If a future pandemic occurs (including a recurrence of COVID-19) during a period when the Fund expects to be harvesting its investments, the Fund may not achieve its investment objective or may not be able to realize its investments.

Changes in the Leveraged Finance and Fixed Income Markets May Affect Shareholders. In recent years, the leveraged finance and fixed income markets have at times contributed to a severe liquidity crisis in the global credit markets. There have also been at times substantial fluctuations in prices for leveraged loans and limited liquidity for such loans. No assurance can be made that the conditions giving rise to such price fluctuations and limited liquidity will not continue or become more acute in the future. During periods of limited liquidity and higher price volatility, the ability of the Fund to acquire or dispose of Portfolio Loans at a price and time that the Adviser deems advantageous may be severely impaired. As a result, in periods of rising market prices, the Fund may be unable to participate in price increases fully to the extent that it is unable to acquire desired positions quickly and its inability to dispose fully and promptly of positions in declining markets may cause its net asset value to decline and may exacerbate losses suffered thereby when Portfolio Loans are sold. Furthermore, significant additional liquidity-related risks may exist for the Fund and the shareholders including, among others, (i) the possibility that the prices at which Portfolio Loans can be sold by the Fund will have deteriorated from their effective purchase price, and (ii) the possibility that opportunities for the Fund to sell its assets in the secondary market may be impaired or restricted by a portfolio credit facility. These additional risks may result in losses, negatively affect the returns on the Common Shares or otherwise adversely affect shareholders.

Regardless of current or future market conditions, certain Portfolio Loans purchased by the Fund will have only a limited trading market (or none). The Fund’s investment in illiquid Portfolio Loans may restrict its ability to dispose of Portfolio Loans in a timely fashion and for a fair price, as well as their ability to take advantage of market opportunities. While liquidity in loans to middle market companies has increased in recent years, loans to middle market companies similar to the loans that the Fund intends to acquire are less liquid than broadly syndicated loans and certain of such middle market loans that may be acquired by the Fund are less liquid than more traditional senior secured loans to middle market companies. Illiquid Portfolio Loans may trade at a discount from comparable, more liquid loans or other investments. See “Risk Factors—Risks Relating to Portfolio Loans—Non-Investment Grade Loans to Middle Market Companies Involve Particular Risks” for a further description of the illiquidity of non-investment grade loans to middle market companies.

Risk Factors	November 2024

In addition, adverse developments in the primary market for loans to middle market companies, unitranche loans and/or leveraged loans in general may reduce opportunities for the Fund to acquire loans that would qualify as Portfolio Loans. The ability of private equity sponsors and leveraged loan arrangers to effectuate new leveraged buy-outs and the ability of the Fund to acquire such loans may be partially or significantly limited depending on market and regulatory conditions. Furthermore, possible changes in the tax laws of the United States could result in private equity sponsors and obligors electing to reduce leveraged loans as part of their portfolio companies’ capital structure and to obtain more of their funding in the form of equity which may reduce the amount of Portfolio Loans available for acquisition by the Fund. The impact of any such changes affecting the leveraged loan market or another liquidity crisis on the global credit markets may adversely affect the management flexibility of the Adviser in relation to the portfolio and, ultimately, the returns on the Common Shares to shareholders.

The Fund is Subject to Risks Relating to General Economic Conditions. Loans are subject to credit and interest rate risks. Credit risk refers to the likelihood that an obligor will default in the payment of principal or interest on a loan. Financial strength and solvency of an obligor are the primary factors influencing credit risk. In addition, lack or inadequacy of collateral or credit enhancement for a loan may affect its credit risk. Credit risk may change over the life of a loan and loans that are rated by rating agencies are often reviewed and may be subject to downgrade. Interest rate risk refers to the risks associated with market changes in interest rates and with possible changes to an alternative benchmark reference rate in connection with transition away from LIBOR as a benchmark reference rate. See “Risk Factors—The Replacement of LIBOR With an Alternative Reference Rate May Result in an Overall Increase to Borrowing Costs or Cause Other Disruptions, Which Could Have a Material Adverse Effect on Our Results of Operations, Financial Condition and Cash Flow.” Interest rate changes may affect the value of a loan indirectly (especially in the case of fixed rate obligations) or directly (especially in the case of loans whose rates are adjustable). In general, rising interest rates will negatively impact the price of a fixed rate loan and falling interest rates will have a positive effect on price. Adjustable rate loans also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other factors). Interest rate sensitivity is generally more pronounced and less predictable in loans with uncertain payment or prepayment schedules.

The Fund is Subject to Risks Relating to Developments in the Leveraged Loan Market. The global economy has been affected for a number of years by the crisis in the credit markets initially caused by problems in the U.S. subprime residential mortgage loan market and, in the United States, a slow recovery thereafter. The global economy is still being negatively affected by, among other things, certain national deficits and sovereign debt levels incurred before or during the credit crisis and the recent and possible future increase thereof as a result of the COVID-19 outbreak. Among the sectors of the global credit markets that experienced particular difficulty during the credit crisis were the collateralized debt obligations and leveraged finance markets. There is no assurance that such markets may not experience similar difficulties in the future. There continues to exist significant risks for the Fund and shareholders as a result of uncertain or volatile economic conditions. These risks include, among others, (i) the likelihood that it may be more difficult to sell any of the Fund’s assets in the secondary market, thus rendering it more difficult to dispose of such assets, (ii) the possibility that the price at which the Fund’s assets can be sold by the Fund will have deteriorated from their effective purchase price, (iii) the illiquidity of the Common Shares, as there is currently little or no secondary trading in equity securities issued in connection with entities such as the Fund and none is expected to develop, and (iv) the possibility of a recession or other economic downturn affecting obligors. All of these risks may affect the returns on the Common Shares to shareholders and the ability of shareholders to realize their returns. The Fund’s assets will primarily consist of Portfolio Loans to middle market companies that may be particularly susceptible to economic slowdowns or recessions and may be unable to make scheduled payments of interest or principal on their borrowings during these periods. See “Risk Factors—Risks Relating to Portfolio Loans—Non-Investment Grade Loans to Middle Market Companies Involve Particular Risks.” The volume of leveraged loans that are available for acquisition by the Fund may vary from time to time. As a result, opportunities for the Fund to acquire such assets may be limited. This is also likely to heighten refinancing risk in respect of maturing loans. In addition, obligors on loans may be more likely to exercise any rights they may have to redeem or refinance such loans when interest rates or spreads are declining. These additional risks may affect the returns on the Common Shares to shareholders and could further slow, delay or reverse an economic recovery and cause a further deterioration in loan performance generally.

Future crises may have a negative impact on the economic conditions in the affected jurisdictions. Any slowdown in growth or commencement of a recession in such economies as a result thereof has had and in the future is expected to have an adverse effect on the ability of consumers and businesses to repay or refinance their existing debt. Adverse macroeconomic conditions may

Risk Factors	November 2024

adversely affect the rating, performance and the realization value of the loans. It is possible that the loans will experience higher default rates than anticipated and that performance will suffer.

As a result of the credit crisis, some leading global financial institutions were forced into mergers with other financial institutions, have been partially or fully nationalized or became bankrupt or insolvent. The bankruptcy or insolvency of a major financial institution may have an adverse effect on the Funds, particularly if such financial institution is the administrative agent of one or more Portfolio Loans, a seller of a participation interest therein, or is the agent or lender under a credit facility financing to the Fund. In addition, the bankruptcy, insolvency or financial distress of one or more additional financial institutions, or one or more sovereigns, may trigger additional crises in the global credit markets and overall economy which could have a significant adverse effect on Fund assets and the Common Shares.

Although the leveraged finance and CLO markets have made significant recoveries from the adverse impact of the recent credit crisis, there can be no assurance that the leveraged finance and CLO markets will not be adversely impacted by future economic downturns or market volatility.

The Fund is Subject to Risks Relating to Competition and Availability of Suitable Investments. In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established in order to implement investment strategies in leveraged loans including BDCs, leveraged loan finance companies, CLO vehicles and private funds and separately managed accounts similar to the Fund. While the precise effect cannot be determined, such increase may result in greater competition for investment opportunities, which may result in a decrease in the number of opportunities that the Adviser is able to pursue on behalf of the Fund, or in increased price volatility with respect to such opportunities. Prospective investors should understand that the Fund will compete with other investment vehicles, as well as institutional investors and commercial banking firms that have substantially greater resources, in terms of financial wherewithal and research staffs, than may be available to the Fund. In addition, competitors may have incurred, or may in the future incur, leverage to finance their debt investments at levels or on terms more favorable than those available to the Fund. As a result of this competition, the Fund may not be able to take advantage of attractive investment opportunities from time to time, and the Adviser can offer no assurance that it will be able to identify and make investments that are consistent with the investment objective of the Fund.

In some cases, the Adviser’s indirect owners invest in Portfolio Loans that are suitable for the Fund. Such indirect owners could invest indirectly alongside the Fund and other clients of the Adviser or the Adviser’s affiliates through their interest in the Antares Balance Sheet or could seek to invest either in concert with, or independently of, the Fund and other clients of the Adviser or the Adviser’s affiliates. In cases where the Adviser’s indirect owners pursue an opportunity independently, the Fund could, but will not necessarily, also pursue such opportunity.

It is Anticipated that All or Most of the Portfolio Loans will be Sourced by Antares Parties. Except to the extent otherwise permitted by the Fund’s investment criteria, since it is anticipated that all or most of the Portfolio Loans will be sourced through the Antares Platform, the Fund will be relying on the performance of the loan origination business of the Antares Platform and the relevant Antares Parties in general for both the types of Portfolio Loans and the quality of such Portfolio Loans, and for other related services including, without limitation, access to market deal flow, credit diligence and portfolio administration, accounting, tax, human resources, information technology and legal/compliance support. Therefore, a decline in the business and other business activity of the Antares Platform or the relevant Antares Parties could have adverse consequences for the Fund and the shareholders. There can be no assurance that the Antares Platform or the relevant Antares Parties will source loans of equal or better quality than those sourced by them in the past. If the Antares Platform or one or more of such relevant Antares Parties suffers from a decline in business, or loosens its credit standards, the loans sourced thereby may suffer in credit quality. In order to maintain levels of business activity and/or profitability, the Antares Platform or the relevant Antares Parties may make concessions to obligors on loans. In addition, there is no assurance that the Antares Parties will continue to source loans that fit the Fund’s investment strategy or originate them in the same volume. Under such circumstances the size or performance of the Fund’s portfolio could be expected to be adversely affected.

Significant conflicts of interest will arise from the Fund acquiring all or most of the Portfolio Loans in this manner. See “Conflicts of Interest.”

Risk Factors	November 2024

Certain Portfolio Loans Could be Based on Recurring Revenues and Not Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”). Certain of the Portfolio Loans could be in large part underwritten based on projections and assumptions related to the growth or increase in services, adoption or entry into new markets and an assumed growth in recurring revenue, as well as assumptions related to spending to support such growth. The obligors of these Portfolio Loans may have low or negative EBITDA. If the projections and assumptions made with respect to the growth of any such obligor’s revenues or expenditures are inconsistent with such obligor’s actual performance, such Portfolio Loans may be subject to greater risks than Portfolio Loans for which the obligor has higher EBITDA.

Ratings and/or Credit Estimates are Not a Guarantee of Quality. Credit ratings and/or credit estimates of assets represent the rating agencies’ opinions regarding their credit quality and are not a guarantee of quality or performance. A credit rating or a credit estimate is not a recommendation to buy, sell or hold assets and may be subject to revision or withdrawal at any time by the assigning rating agency. If a credit rating or credit estimate assigned to any Portfolio Loan is lowered for any reason, no party is obligated to provide any additional support or credit enhancement with respect to such Portfolio Loan. Rating agencies attempt to evaluate the relative future creditworthiness of an obligation and do not address other risks, including, but not limited to, the likelihood of principal prepayments (both voluntary and involuntary), liquidity risk, market value or price volatility; therefore, credit ratings or credit estimates do not fully reflect the true risks of an investment in the related asset. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an obligor’s current financial condition may be better or worse than a rating indicates. Further, rating agencies may change credit rating or credit estimate methodologies. Consequently, credit ratings or credit estimates of any Portfolio Loan should be used only as a preliminary indicator of perceived investment quality and should not be considered a reliable indicator of actual investment quality. Credit ratings or credit estimates of Portfolio Loans included in the Fund’s direct or indirect portfolio or of other loans similar to the Portfolio Loans may be subject to significant or severe adjustments downward. Credit rating or credit estimate reductions or withdrawals may occur for any number of reasons and may affect numerous assets at a single time or within a short period of time, which may have material adverse effects upon the Fund’s investments in Portfolio Loans.

Loans to middle market companies generally will not have a public rating, although some loans may have private ratings and/or credit estimates assigned by, or obtained pursuant to the methodology of, a nationally recognized statistical rating agency. A credit estimate is not identical to a credit rating, and may be assigned using a more limited analysis, based on public information or information supplied by the party requesting the credit estimate. Disclosure of private ratings and/or credit estimates, if any are available, is restricted and any such ratings or estimates are not expected to be disclosed to the Fund.

The Fund is Subject to Risks Relating to the Impact of Uninvested Cash Balances. To the extent the Adviser on behalf of the Fund maintains cash balances (such as cash balances to fund revolving loans) or reserves or holds such amounts in temporary investments instead of investing in higher yielding Portfolio Loans or paying down related credit facilities incurred directly or indirectly thereby with respect to the Portfolio Loans, portfolio income will be reduced which will result in reduced amounts available to the Fund for its return on investment. In addition, temporary investments could also suffer losses. The extent to which the cash balances of the Fund remain uninvested in Portfolio Loans will be subject to a variety of factors, including among others future market conditions, and is difficult to predict.

The Composition and Characteristics of the Portfolio Loans will Change over Time. The characteristics of the Portfolio Loans held by the Fund will change as a result of the acquisitions and sales of Portfolio Loans by the Fund. The characteristics of the Portfolio Loans will also change over time as a result of scheduled amortization, prepayments, the amount of draws, repayments and termination of revolving Portfolio Loans, extensions, waivers, modifications, restructuring, work-outs, delinquencies and defaults on Portfolio Loans. There can be no assurance that the portfolio of Portfolio Loans directly or indirectly owned by the Fund will have any particular characteristics at any time and the decision to buy Portfolio Loans or to sell Portfolio Loans will have a significant impact on those characteristics.

The Fund is Currently Operating in a Period of Capital Markets Disruption, Significant Volatility and Economic Uncertainty. The global capital markets are experiencing a period of disruption and instability resulting in increasing spreads between the yields realized on riskier debt securities and those realized on risk-free securities, lack of liquidity in parts of the debt capital markets, significant write-offs in the financial services sector and the re-pricing of credit risk in the broadly syndicated market. Such market conditions may materially and adversely affect debt and equity capital markets, which may have a negative impact on our

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business and operations. Highly disruptive market conditions have resulted in increasing volatility and illiquidity in the global credit, debt and equity markets generally. The duration and ultimate effect of such market conditions cannot be accurately forecasted. Extreme uncertainty regarding economic markets is resulting in declines in the market values of potential investments and declines in the market values of investments after they are made or acquired by the Fund and affecting the potential for liquidity events involving such investments or portfolio companies. During periods of market disruption, portfolio companies may be more likely to seek to draw on unfunded commitments the Fund has made, and the risk of being unable to fund such commitments is heightened during such periods. Applicable accounting standards require the Fund to determine the fair value of its investments as the amount that would be received in an orderly transaction between market participants at the measurement date. While most of the Fund’s investments are not publicly traded, as part of the Fund’s valuation process the Fund considers a number of measures, including comparison to publicly traded securities. As a result, volatility in the public capital markets can adversely affect the Fund’s investment valuations.

Various social and political tensions around the world may contribute to increased market volatility, may have long-term effects on the worldwide financial markets and may cause further economic uncertainties worldwide. In particular, the consequences of the conflict between Russia and Ukraine and the conflict in the Middle East, including international sanctions, the potential impact on inflation and increased disruption to supply chains and a potential global recession may impact portfolio companies. Because Russia is a major exporter of oil and natural gas, the invasion and related sanctions have reduced the supply, and increased the price, of energy, which is accelerating inflation and may exacerbate ongoing supply chain issues. There is also the risk of retaliatory actions by Russia against countries which have enacted sanctions, including cyberattacks against financial and governmental institutions, which could result in business disruptions and further economic turbulence. Such consequences also may increase the Fund’s funding cost or limit its access to the capital markets.

A prolonged period of market illiquidity may cause the Fund to reduce the volume of loans and debt securities originated and/or fund and adversely affect the value of the Fund’s portfolio investments, which could have a material and adverse effect on the Fund’s business, financial condition, results of operations and cash flows.

Risks Relating to Portfolio Loans

Non-Investment Grade Loans to Middle Market Companies Involve Particular Risks. The Portfolio Loans will consist primarily of non-investment grade loans to middle market companies or participation interests therein, which are subject to liquidity, market value, credit, repricing, default, recovery, interest rate, reinvestment and other risks. The Portfolio Loans are generally considered to be subject to greater risks than investment grade corporate obligations and will be less liquid than both investment grade corporate obligations and broadly syndicated loans. These risks could be exacerbated to the extent that the portfolio is concentrated in one or more particular types of Portfolio Loans. There can be no assurance that the Adviser will correctly evaluate the nature and magnitude of the various factors that could affect the value and returns of the Portfolio Loans or will be able to acquire on behalf of the Portfolio Loans that will generate sufficient returns to meet the Fund’s or the shareholders’ expectations.

Prices of the Portfolio Loans may be volatile, and will generally fluctuate due to a variety of factors that are inherently difficult to predict, including but not limited to changes in interest rates, prevailing credit spreads, general economic conditions, financial market conditions, domestic and international economic or political events, developments or trends in any particular industry, and the financial condition of the obligors of the Portfolio Loans. In particular, the market for non-investment grade loans has experienced periods of volatility in the supply and demand for such loans, resulting in fluctuations and changes in, among other things, spreads, interest rate floors, purchase discounts, leverage, covenants, structure, and other terms. Additionally, loans and participation interests in loans generally have significant liquidity and market value risks because they are not generally traded in organized exchange markets but are traded by banks and other institutional investors in privately negotiated transactions. Because loans are privately syndicated and loan agreements are privately negotiated and customized, loans are not purchased or sold as easily as publicly traded securities. In addition, historically the trading volume in the loan market, especially in the middle market, has been small relative to both the high-yield debt securities market and the broadly syndicated loan market. As a result, the Portfolio Loans will be subject to greater risks than broadly syndicated loans issued by larger companies.

All or a significant majority of the Portfolio Loans are expected to consist of loans to middle market companies. Although middle market loans share many of the same characteristics as more broadly syndicated loans, including a senior secured position in the obligor’s capital structure and floating rate interest payments, loans to middle market companies tend to be less widely held and

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are not often publicly rated. Loans to middle market companies may have default rates or recovery rates that differ (and may be better or worse) than has been the case for broadly syndicated loans or investment grade corporate obligations. As a result, the Portfolio Loans will be subject to greater risks than broadly syndicated loans entered into by larger companies.

Because a more limited number of investors invest in loans to middle market companies, the trading volume for such loans is relatively illiquid as compared to that of broadly syndicated loans. In addition, investors who invest in middle market loans typically invest in unitranche loans in middle market companies, the trading volume of which is likely to be relatively illiquid as compared to that of more traditional senior secured loans to middle market companies. In addition, the trading market for Portfolio Loans that are revolving loans is substantially less liquid than that for term loans since certain loan market investors are not permitted to, or prefer not to, invest in revolving loans. Furthermore, there are typically restrictions on transfers of Portfolio Loans under the related loan facility documents and, if the Portfolio Loan is a participation interest, there may be additional restrictions on transfer under the related participation agreement. The illiquidity of the Portfolio Loans may restrict the ability of the Fund (or the Adviser on its behalf) to dispose of such Portfolio Loans in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities.

A non-investment grade middle market loan or participation interest therein is generally considered speculative in nature and may experience defaults for a variety of reasons. A middle market loan may become subject to either substantial workout negotiations or a restructuring, which may entail, among other things, a substantial reduction in the interest rate, a substantial write-down of principal, deferral of payment, payments-in-kind of interest, and a substantial change in the terms, conditions and covenants with respect to such loan. In addition, such negotiations or restructuring may be quite extensive, protracted and costly over time, and therefore may result in substantial uncertainty with respect to the ultimate recovery on such loan. The liquidity of a loan in default will be limited, and to the extent that a defaulted loan is sold, it is highly unlikely that the proceeds from such sale will be equal to the amount of unpaid principal and interest thereon. There can be no assurance as to the levels of defaults and/or recoveries that may be experienced on the Portfolio Loans and an increase in default levels or a decrease in recoveries would be expected to adversely affect the returns of the Fund in respect of the Portfolio Loans.

Non-investment grade loans to middle market businesses may carry more inherent risks than non-investment grade loans to larger, publicly traded entities. For example, middle market borrowers generally are not publicly traded entities and have significantly less publicly available information about them compared to publicly traded entities. These middle market companies generally have more limited access to capital and higher financing costs, may be in a weaker financial position, may need more capital to expand or compete, and may be unable to obtain financing from their respective private equity sponsors, public capital markets or from traditional sources, such as commercial banks. Non-investment grade and middle market borrowers may be highly leveraged, which may cause them to be more likely to be unable to meet their obligations in an economic downturn, a period of rising interest rates, a contraction of the leveraged loan market or a period of fluctuating exchange rates (in respect of those obligors located outside of the United States). Middle market businesses typically have narrower product lines and smaller market shares than large businesses. Therefore, they tend to be more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Middle market businesses may have more difficulties implementing enterprise resource plans and may face greater challenges integrating acquisitions than large businesses. These businesses may also experience substantial variations in operating results. Typically, the success of a middle market company also depends on the management talents and efforts of one or two individuals or a small group of individuals. The death, disability or resignation of one or more of these individuals could have a material adverse impact on such middle market company and its ability to repay its obligations. A deterioration in a middle market obligor’s financial condition and prospects may cause it to fail to satisfy net income, cash flow and other coverage tests typically imposed by lenders and may be accompanied by deterioration in the collateral securing the Portfolio Loan. Such deterioration may impair the ability of such obligor to obtain refinancing, force it to seek to have its Portfolio Loan restructured or result in a defaulted Portfolio Loan.

In addition, middle market businesses often need substantial additional capital to expand or compete and will often have borrowed money from other lenders and may need additional capital to survive any economic downturns. Accordingly, loans made to middle market companies involve higher risks than loans made to companies that have larger businesses, greater financial resources or are otherwise able to access traditional credit sources. In addition, while a private equity sponsor often will provide additional capital to support their middle market portfolio companies in times of distress, such practice may not continue or may continue to a lesser extent. Default levels or the amount or timing of recoveries that may be experienced on the Portfolio Loans are uncertain. Any event

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of default and acceleration of a loan or decrease in recoveries or delay in receipt of recoveries would be expected to adversely affect the returns of the Fund in respect of the Portfolio Loans.

Investing in Term Loans, Delayed Draw Term Loans or Revolvers Involves Certain Risks. The Fund may invest in a variety of different types of debt, including but not limited to term loans, delayed draw term loans and/or revolving loans. A term loan is a loan that has a specified repayment schedule. A delayed draw term loan is a loan that typically permits the borrower to withdraw predetermined portions of the total amount borrowed at certain times. A revolving credit facility differs from a delayed draw term loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed draw term loans and revolving credit facilities usually provide for floating or variable rates of interest. If the Fund enters into or acquires a commitment with a borrower regarding a delayed draw term loan or a revolver, the Fund will be obligated on one or more dates in the future to lend the borrower monies (up to an aggregate stated amount) if called upon to do so by the borrower. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Delayed draw term loans and revolvers may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Loan Prepayments May Affect the Ability of the Adviser to Invest Available Funds in Appropriate Portfolio Loans. Loans are generally prepayable in whole or in part at any time at the option of the obligor thereof at par plus accrued unpaid interest thereon. Prepayments on loans may be caused by a variety of factors which are often difficult to predict. Consequently, there exists a risk that Portfolio Loans purchased at a price greater than par may experience a capital loss as a result of such a prepayment. In addition, certain Portfolio Loans may include excess cash flow capture and other mandatory prepayment provisions, which may accelerate the amortization of the applicable Portfolio Loan. Any inability of the Adviser (if it is permitted to reinvest such funds on behalf of the Fund) to reinvest payments or other proceeds in Portfolio Loans with comparable interest rates may adversely affect the returns of the Fund in respect of the Portfolio Loans. There is no assurance that the Adviser will be able to reinvest proceeds in Portfolio Loans with comparable interest rates or as to the length of any delays before such investments are made.

The rate of prepayments, amortization and defaults may be influenced by various factors including, among other things: (i) changes in obligor performance and requirements for capital; (ii) the level of interest rates and the shape of the yield curve; (iii) lack of credit being extended and/or the tightening of credit underwriting standards in the commercial lending industry and supply and demand economics in capital markets; and (iv) the overall economic environment.

The Adviser cannot predict the actual rate of prepayments, accelerated amortization or defaults which will be experienced with respect to the Portfolio Loans.

Lender Liability Considerations and Equitable Subordination can Affect the Fund’s Rights with Respect to Portfolio Loans. A number of judicial decisions in the United States have upheld judgments of obligors against lending institutions on the basis of various evolving legal theories (collectively termed “lender liability”). Generally, lender liability is founded upon the premise that an institutional lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing owed to the obligor or has assumed an excessive degree of control over the obligor resulting in the creation of a fiduciary duty owed to the obligor or its other creditors or shareholders. Because of the nature of the portfolio of Portfolio Loans, the Fund could become directly or indirectly subject to allegations of lender liability individually or as part of a group of lenders and could also be liable for pro rata liabilities of the agent or lead lender.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a holder of debt (i) intentionally takes an action that results in the undercapitalization of an obligor to the detriment of other creditors of such obligor, (ii) engages in other inequitable conduct to the detriment of such other credits, (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors, or (iv) uses its influence as a stockholder to dominate or control an obligor to the detriment of other creditors of such obligor, a court can elect to subordinate the claim of the offending holder of debt to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.” Because of the nature of the portfolio of Portfolio Loans held by the Fund, the portfolio of Portfolio Loans could be subject to claims of equitable subordination.

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Moreover, because the Fund and affiliates of, or persons related to, the Adviser and its affiliates could hold an equity investment or other interests in portfolio companies to which the Fund has made a Portfolio Loan, generally will act as the loan agent with respect to the related loan facility, could be registered title owner and seller of a participation interest in such loan investment and/or generally will hold related loans and/or equity investments, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity investment or other holdings or activities of the Adviser and its affiliates.

The preceding discussion is based upon principles of United States federal and state laws. As to Portfolio Loans that are obligations of non-United States obligors, the laws of certain foreign jurisdictions could impose liability upon lenders under factual circumstances similar to those described above, with consequences that could, but will not necessarily be, analogous to those described above.

Balloon Loans Present Refinancing Risk. The Portfolio Loans will include loans to middle market companies or participation interests therein that are balloon loans. Balloon loans involve a greater degree of risk than other types of loans because they are structured to allow for small principal payments over the term of the loan, requiring the obligor to make a large final (balloon) payment upon the maturity of the loan. The ability of such obligor to make this final payment upon the maturity of the loan typically depends upon its ability either to refinance the loan prior to maturity or to generate sufficient cash flow to repay the loan at maturity. The ability of any obligor to accomplish any of these goals will be affected by many factors, including the availability of financing at acceptable rates to such obligor or at all, the financial condition of such obligor, the marketability of the collateral (if any) securing such loan, the operating history of the related business, tax laws and the prevailing general economic conditions. Given their relative size and limited resources and access to capital, some obligors may have difficulty in repaying or refinancing their balloon loans on a timely basis or at all. Consequently, such obligors of Portfolio Loans that are balloon loans may not have the ability to repay such Portfolio Loans at maturity, and under such circumstances the Fund could lose all or most of the principal of such Portfolio Loans.

The Fund will Have Limited Consent and Control Rights with Respect to the Loan Facilities of Which the Portfolio Loans Are a Part. As a lender in a loan facility that has multiple lenders, the Fund will have limited consent and control rights, and such rights may not be effective in view of the expected proportion of such obligations held thereby as compared to the other lenders. In all instances, the Fund will own less than a majority of the related loan(s) of which the Portfolio Loans are a part and will not control decision making by the required lenders under the related credit facility documents except to the extent that such documents require the consent of all lenders. If the consent of all lenders is required to a modification, most credit facility documents provide that the loan of any lender failing to so consent may be redeemed by the obligor or purchased by an existing or new lender, in either such case at par together with accrued interest. If the Fund is a non-consenting lender, the related Portfolio Loan may be sold under such circumstances and there can be no assurance that the Adviser will be permitted or able to redeploy any sale or redemption proceeds received in connection therewith in Portfolio Loans having the same or a better yield or average life as any such Portfolio Loan so prepaid or sold, or at all, which may adversely affect the Fund’s expected return. To the extent that an Antares Party, any joint venture in which an Antares Party participates or any other person owns portions of such loans or an Antares Party is interested in maintaining a performing loan as part of the Antares Direct Holdings and good business relations with the related obligor and its sponsor (as opposed to having a competitor in the loan market provide the desire loan to the obligor), they may act in their own interests in connection therewith without considering the interests of the Fund. See “Risk Factors – Risks Relating to Portfolio Loans – The Fund is Subject to Risks Related to Repricing” and “Conflicts of Interest.”

Except as otherwise expressly provided herein and in any portfolio credit facility, as applicable, the Adviser will direct the exercise and enforcement, or direct the Fund to refrain from exercising and enforcing, any or all of its rights and remedies in connection with the Portfolio Loans or any related loan documents and will direct consents or rejections of amendments or waivers of the terms of any Portfolio Loan and related loan documents and any workouts or restructuring in accordance with the Adviser’s investment management practices and the Fund will not otherwise have any right to compel the Adviser to take or refrain from taking any actions. The Adviser will be subject to certain conflicts of interest, as described in “Conflicts of Interest” below.

Agency Provisions with Respect to the Portfolio Loans Could Impair Enforcement Actions Against the Collateral Securing the Portfolio Loans and Expose the Fund to Losses on the Portfolio Loans; The Fund Might Not Have the Ability to Control Decisions with Respect to Portfolio Loans. The Portfolio Loans are expected to consist primarily of agented loans. Under the loan documents with respect to agented loans, a financial institution or other entity may be designated as the administrative agent, loan agent and/or collateral agent or a person acting in a similar capacity. Under these arrangements, the obligor typically grants a lien to

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the collateral agent on behalf of the lenders and the obligor makes payments to the administrative agents, which distributes obligor payments to the related lenders including the Fund. Such administrative agent may also collect advances made by the lenders and pays them over to the obligor in connection with the closing of the related Portfolio Loan and thereafter with respect to advances on revolving loans and delayed draw loans. Such administrative agents typically receive such payments into and distribute them from a commingled account. Certain decisions with respect to the related Portfolio Loan may be made by the administrative agent on behalf of the lenders under the related loan documents. An Antares Party is expected to be the administrative agent with respect to most or all of the Portfolio Loans, subject to the terms of the related loan documents, which gives rise to certain conflicts of interest.

Risks related to agented loans include the possibility that a loan agent may become bankrupt or insolvent. Such an event would delay, and possibly impair, any enforcement actions undertaken by the related lenders such as the Fund, including attempts to realize upon the collateral securing the Portfolio Loan and/or directing the applicable agent to take actions against the related obligor or the collateral securing a Portfolio Loan and taking actions to realize on proceeds or payments made by obligor that are in the possession or control of such agent. In addition, agented Portfolio Loans typically allow for agents to resign with certain advance notice. Such Portfolio Loans may not, however, contain provisions for the lenders to remove agents thereunder. Therefore, under circumstances where removal of an agent would be in the best interests of the lenders (including the Fund), the applicable loan documents would have to be amended by the lenders holding the requisite amount of the associated indebtedness with the agreement of one or more agents (which may not be forthcoming) to remove an agent thereunder. Further, if an agented loan is a revolving loan or a delayed draw loan, there is the possibility of other lenders failing to satisfy their funding commitment, which could result in a dispute. Any such actions could expose the Fund to losses with respect to the related Portfolio Loan.

The Fund is Subject to Risks Relating to Borrower Fraud. There is a risk of material misrepresentation or omission on the part of the borrower. Such inaccuracy or incompleteness may adversely affect the valuation of the collateral underlying the loans or may adversely affect the ability of the Fund to perfect or effectuate a lien on any collateral securing the loan. The Adviser cannot guarantee the accuracy or completeness of representations made by and information provided by borrowers.

The Fund is Subject to Collateral Risk. The collateral and security arrangements in relation to such secured obligations as the Fund may invest in will be subject to such security or collateral having been correctly created and perfected and any applicable legal or regulatory requirements that may restrict the giving of collateral or security by an obligor, such as, for example, thin capitalization, over-indebtedness, financial assistance and corporate benefit requirements. If the Portfolio Loans do not benefit from the expected collateral or security arrangements, this may adversely affect the value of or, in the event of default, the recovery of principal or interest from such Portfolio Loans held by the Fund. Accordingly, any such a failure to properly create or perfect collateral and security interests attaching to the Portfolio Loans could have a material adverse effect on the performance of the Fund, and, by extension, the Fund’s financial condition, results of operations and the value of the Common Shares. A component of the Adviser’s analysis of the desirability of acquiring a given Portfolio Loan relates to the estimated residual or recovery value of such investments in the event of the insolvency of the obligor. This residual or recovery value will be driven primarily by the value of the anticipated future cash flows of the obligor’s business and by the value of any underlying assets constituting the collateral for such Portfolio Loan. The anticipated future cash flows of the obligor’s business and the value of collateral can, however, be extremely difficult to predict as in certain circumstances market quotations and third party pricing information may not be available. If the recovery value of the collateral associated with the Portfolio Loans held by the Fund decreases or is materially worse than expected by the Adviser, such a decrease or deficiency may affect the value of the Portfolio Loans held by the Fund. Accordingly, there may be a material adverse effect on the performance of the Fund, and, by extension, the Fund’s financial condition, results of operations and the value of the Common Shares.

Investing in “Covenant-Lite” Loans Involves Certain Risks. Certain of the Portfolio Loans may be “covenant-lite loans,” which contain limited, if any, financial covenants. Generally, covenant-lite loans either do not require the obligor to maintain debt service or other financial ratios or do not contain common restrictions on the ability of the obligor to change significantly its operations or to enter into other significant transactions that could affect its ability to repay such loans. Ownership of covenant-lite loans may expose the Fund to different risks, including with respect to liquidity, price volatility and ability to restructure loans than is the case with loans that have such requirements and restrictions. As a result of the ownership of covenant-lite loans, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the returns of the Fund in respect of the Portfolio Loans.

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Investing in Senior Secured Loans Subordinated in Right of Payment Involves Certain Risks. The Fund may invest in second lien loans, each of which will be secured by a pledge of collateral, but which is subordinated (with respect to liquidation preferences with respect to pledged collateral) to other secured obligations of the obligors secured by all or a portion of the collateral securing such second lien loan. Second lien loans are typically subject to intercreditor arrangements, the provisions of which can prohibit or restrict the ability of the holder of a second lien loan to (i) exercise remedies against the collateral with respect to their second liens; (ii) challenge any exercise of remedies against the collateral by the first lien lenders with respect to their first liens; (iii) challenge the enforceability or priority of the first liens on the collateral; and (iv) exercise certain other secured creditor rights, both before and during a bankruptcy of the obligor. In addition, during a bankruptcy of the obligor, the holder of a second lien loan might not be required to give advance consent to (a) any use of cash collateral approved by the first lien creditors; (b) sales of collateral approved by the first lien lenders and the bankruptcy court, so long as the second liens continue to attach to the sale proceeds; and (c) debtor-in-possession financings.

A portion of the Portfolio Loans may consist of first-lien last-out loans (including, without limitation, the “last out” portion of unitranche loans). A first-lien last-out loan is a loan that may be fully subordinated in right of payment or application of proceeds (other than permitted interest and principal payments) to the related senior secured loans of the same obligor until related senior secured loans are paid in full.

A portion of the Portfolio Loans may consist of senior secured loans that have a first lien on the related obligor’s assets and where the related obligor has a super-priority revolving or term loan facility that will, in a default scenario, be paid prior to such Portfolio Loan. For such Portfolio Loans, if the super-priority revolving or term loan facility provides significant leverage to the obligor, then the risks relating to the Fund’s lien on the obligor’s assets may be similar to the risks relating to second lien loans. In such cases, the creditors holding the super-priority revolving or term loan facility will have a senior priority over Portfolio Loans with respect to the related obligor’s assets. To the extent that an Antares Party, any joint venture in which an Antares Party participates or any other person owns portions of such super-priority loans, they may act in their own interests in connection therewith without considering the interests of the Fund.

Liens Arising by Operation of Law may Take Priority over the Fund’s Liens on an Obligor’s Underlying Collateral and Impair the Fund’s Recovery on a Portfolio Loan in the Event of a Default or Foreclosure on that Portfolio Loan. Federal or state law may grant liens on the collateral (if any) securing a Portfolio Loan that have priority over the lien for the benefit of the lenders on such collateral. An example of a lien arising under federal or state law is a tax or other government lien on property of an obligor. A tax lien may have priority over the lien for the benefit of the lenders on such collateral. To the extent a lien having priority over the lien for the benefit of the lenders exists with respect to the collateral related to any Portfolio Loan, the lien for the benefit of the lenders on the collateral will be subordinate to such lien. If the creditor holding such lien exercises its remedies, it is possible that, after such creditor is repaid, sufficient cash proceeds from the underlying collateral will not be available to pay the outstanding principal amount of such Portfolio Loan.

Insolvency Considerations with Respect to Obligors of Portfolio Loans May Affect the Fund’s Rights. Various laws enacted for the protection of creditors may apply to the Portfolio Loans. If a court in a lawsuit brought by an unpaid creditor or representative of creditors of an obligor of a Portfolio Loan, such as a trustee in bankruptcy, were to find that the obligor did not receive fair consideration or reasonably equivalent value for incurring the indebtedness constituting such Portfolio Loan and, after giving effect to such indebtedness, the obligor (i) was insolvent, (ii) was engaged in a business for which the remaining assets of such obligor constituted unreasonably small capital or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could determine to invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of the obligor or to recover amounts previously paid by the obligor in satisfaction of such indebtedness. The measure of insolvency for purposes of the foregoing will vary. Generally, an obligor would be considered insolvent at a particular time if the sum of its debts were then greater than all of its property at a fair valuation or if the present fair saleable value of its assets were then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurance as to what standard a court would apply in order to determine whether the obligor was “insolvent” after giving effect to the incurrence of the indebtedness constituting the related Portfolio Loan or that, regardless of the method of valuation, a court would not determine that the obligor was “insolvent” upon giving effect to such incurrence. In addition, in the event of the insolvency of an obligor of a Portfolio Loan, payments made on such

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Portfolio Loan could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year under federal bankruptcy law or even longer under state laws) before insolvency.

In general, if payments on Portfolio Loans are avoidable, whether as fraudulent conveyances or preferences, such payments can be recaptured, either from the initial recipient or from subsequent transferees of such payments. To the extent that any such payments are recaptured from the Fund or any Financing Subsidiary, the returns of the Fund in respect of the Portfolio Loans will be reduced thereby. However, it is likely that avoidable payments could not be recaptured directly from a lender that has given value in exchange for the Portfolio Loan, in good faith and without knowledge that the payments were avoidable. Nevertheless, there can be no assurance that the Fund or any Financing Subsidiary will be able to avoid recapture on this or any other basis.

Restructuring of Portfolio Loans and the Insolvency of the Related Obligor May Have Adverse Effects. The particular restructuring strategy pursued with respect to a Portfolio Loan may not maximize the value of or any recovery on such Portfolio Loan. Any restructuring could alter, reduce or delay the payment of interest or principal from any Portfolio Loan and, as such, could delay the timing and reduce the amount of payments made with respect thereto to the Fund. Restructurings of a Portfolio Loan might result in extensions of its term, which would likely extend the average life of such Portfolio Loan and, in the aggregate, could delay the timing of payments made with respect thereto to the Fund. Any restructuring of a Portfolio Loan may also have an adverse effect on its value and/or rating for purposes of various tests and triggers under a related portfolio credit facility, which could have a material adverse effect on the Fund and could results in losses and/or reduced returns to the Fund and the shareholders. Restructurings of Portfolio Loans or the exercise of remedies with respect thereto that result in the receipt of certain types of equity securities with respect thereto may be required to be held in direct or indirect subsidiaries of the Fund that elect to be treated as corporations for U.S. federal income tax purposes which, to the extent taxes are payable in connection therewith, would reduce income or gain otherwise obtainable therefrom.

The Fund (or the Adviser on its behalf) and/or any Antares Party other than the Adviser may participate on committees formed by creditors to negotiate the management of financially troubled obligors that may or may not be in bankruptcy or may seek to negotiate directly with such obligors with respect to restructuring issues. If the Adviser, on behalf of the Fund, does join a creditors’ committee, the participants of the committee would be interested in obtaining an outcome that is in their respective individual best interests and there can be no assurance of obtaining results most favorable to the Fund in such proceedings. By participating on such committees, the Fund may be deemed to have duties to other creditors represented by the committees, which might expose the Fund to liability to such other creditors who disagree with the Fund’s actions. Furthermore, by participating on such committees, the Fund may be contractually obligated to hold the related Portfolio Loan even if the Adviser, on behalf of the Fund, believes it would be in the best interests of the Fund to sell. In addition, the Adviser, its affiliates or Other Accounts may also have or acquire equity securities or debt obligations of companies who are obligors of Portfolio Loans held by the Fund, and may have interests different from or adverse to those of the Fund with respect to its Portfolio Loans. The Fund and the Adviser and/or its affiliates may be on any such committee representing such different interests, which may result in conflicts of interest as described in “Conflicts of Interest”.

The Fund is Subject to Risks Related to Repricing. If prevailing credit spreads tighten, an obligor of a Portfolio Loan and its private equity sponsor may be incentivized to try to negotiate more favorable pricing and other terms under such Portfolio Loan to better reflect the then current market pricing and terms or may repay the Portfolio Loan and seek alternative financing with other lenders on then-prevailing market pricing and terms. As a result, Portfolio Loans may be repaid prior to their scheduled maturity and may be replaced with other Portfolio Loans with lower pricing or terms less favorable to the Fund or not replaced at all. Alternatively, the existing Portfolio Loans may be modified or amended to provide the Fund with less favorable pricing or terms. The Antares Parties may, and frequently will, have an incentive to agree to such a repricing, modification and/or amendment to retain the loan as part of the Antares Direct Holdings (or, in the case of the Adviser, to retain the loan on the Fund’s balance sheet) and/or strengthen its business relationship with the obligor or the private equity sponsor. In addition, to the extent that an Antares Party (other than the Adviser) holds an equity interest in the related obligor, the Antares Parties (other than the Adviser) may have an incentive to agree to or to propose such a repricing, modification and/or amendment, although since the Antares Parties have in the past acquired and expect in the future to acquire only de minimis equity interests, if any, in some (but not all) obligors or their direct or indirect equity owners, such Antares Parties do not expect any such equity interest in an obligor or any owner thereof to outweigh the significantly larger economic interests of the Antares Parties who are lenders to the obligor. There can be no assurance that Portfolio Loans will be held to maturity or that Portfolio Loans may not be modified or amended to provide lower pricing and other less favorable terms, and in either case that these occurrences will not adversely affect the returns of the Fund. See also “Conflicts of Interest”.

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Certain of the Portfolio Loans May be Cross-Collateralized with Other Tranches of Indebtedness Incurred by the Same Obligor and May be Cross-Collateralized with Indebtedness Issued by More Than One Obligor. Cross-collateralization arrangements involving more than one obligor could be challenged as fraudulent conveyances by creditors of the related obligor in an action brought outside a bankruptcy case or, if the obligor were to become a debtor in a bankruptcy case, by the obligor’s representative (or the obligor as debtor-in-possession), U.S. trustee or creditors’ committee.

Among other things, a legal challenge to the granting of the liens may focus on the benefits realized by the related obligor from the applicable Portfolio Loan proceeds, as well as the overall cross-collateralization. If a court were to conclude that the granting of the liens to cross-collateralize a Portfolio Loan was a voidable fraudulent conveyance, such court could subordinate all or part of the pertinent Portfolio Loan to existing or future indebtedness of that obligor, recover payments made under that Portfolio Loan, or take other actions detrimental to the Fund, including, under certain circumstances, invalidating the Portfolio Loan or the Fund’s interest in the collateral securing the cross-collateralized Portfolio Loan.

Furthermore, as a general matter, financial restructurings have increasing complexity because lenders in the banking and capital markets use sophisticated financing techniques to fund lending operations, including loan participations, investment funds, loan funding arrangements and other financing techniques. In the contracts documenting such arrangement, lenders often delegate some or all of their voting rights to other persons providing the funding, which may in turn further delegate such rights and consequently result in further delays to in-court and out-of-court restructurings and exacerbate the risks associated with insolvencies and restructuring.

Bankruptcy of One or More Obligors Could Reduce or Eliminate the Return to the Fund on a Portfolio Loan. There is a significant risk that one or more of the obligors may enter bankruptcy proceedings. Such proceedings may result in, among other things, a substantial reduction in the interest rate and a substantial write down of the principal of the related Portfolio Loans. There are a number of significant risks inherent in the bankruptcy process. First, rulings in a bankruptcy case are the product of adversary proceedings determined by a court with equitable powers, and are beyond the control of specific creditors. Second, a bankruptcy filing may adversely and permanently affect the obligor making such filing. The obligor may lose its market position, key employees, relationships with important suppliers, access to the capital markets or other sources of liquidity and otherwise become incapable of restoring itself as a viable entity. If for this or any other reason a reorganization under the U.S. Bankruptcy Code is converted to or becomes a liquidation, the liquidation value of the obligor may not equal the liquidation value that was believed to exist at the time of purchase of the Portfolio Loan. Third, the duration of a bankruptcy case is difficult to predict. A creditor’s return on investment can be adversely affected by delays while a plan of reorganization is being negotiated, approved by parties in interest and confirmed by the bankruptcy court until it ultimately becomes effective. For example, in general, unsecured creditors’ claims for interest accrued between the bankruptcy filing and a reorganization plan’s consummation are not allowed. Fourth, the administrative costs of the debtor and official committees in connection with the bankruptcy case are frequently high and will be paid out of the debtor’s estate prior to any return to general unsecured creditors. If the bankruptcy case involves protracted or difficult litigation, or turns into a liquidation, substantial assets may be devoted to such administrative costs; a creditor’s costs in monitoring and enforcing its investment also may substantially increase. Certain claims that have priority by law (for example, claims for taxes) also may be significant. Finally, under certain circumstances, creditors’ claims against bankrupt or insolvent entities may be subject to equitable subordination or recharacterization as equity (particularly where the creditor is an insider or otherwise controls the debtor), and transfers made to creditors may be subject to avoidance and disgorgement as preferences or fraudulent conveyances.

Rising Interest Rates May Render Some Obligors Unable to Pay Interest on their Portfolio Loans and Changes in the Interest Rate on a Portfolio Loan May Impact the Fund. The Portfolio Loans will bear interest at floating interest rates. To the extent interest rates increase, periodic interest obligations owed by the related obligors will also increase. As prevailing interest rates increase, some obligors may not be able to make the increased interest payments on Portfolio Loans or refinance their balloon Portfolio Loans, resulting in payment defaults. Any payment default of an obligor under a Portfolio Loan will also have an adverse effect on its value and/or rating for purposes of various tests and triggers under a related portfolio credit facility which could have a material adverse effect on the Fund and could results in losses and/or reduced returns to the Fund and the shareholders. Conversely, if interest rates decline, obligors may refinance their Portfolio Loans at lower interest rates which could shorten the average life thereof and reduce the Fund’s expected returns with respect thereto, particularly if the Fund is not then able to directly or indirectly invest in other Portfolio Loans with an equal or greater interest rate and average life. Any bankruptcy or insolvency of an obligor under a Portfolio Loan will also have an adverse effect on its value and/or rating for purposes of various tests and triggers under a related

Risk Factors	November 2024

portfolio credit facility which could have a material adverse effect on the Fund and could result in losses and/or reduced returns to the Fund and the shareholders.

In addition, Portfolio Loans may feature interest rates which will vary based on certain financial ratios of the related obligor. The interest rates payable by the obligors under such Portfolio Loans will typically be reduced if the applicable financial ratios of the related obligors improve and, accordingly, an improvement in the financial performance of obligors under these Portfolio Loans would result in a decrease in interest payments thereunder to the Fund. Conversely, the interest rates payable by the obligors under such Portfolio Loans will typically be increased if the applicable financial ratios of the related obligors deteriorate. However, while a deterioration in the financial performance of obligors under these Portfolio Loans would result in an increase in interest payments received by the Fund, increased payment obligations of such obligors could weaken the financial condition of such obligors in the future.

The Fund is Subject to the Risk of Third Party Litigation. The Fund’s investment activities hereunder may subject it to the risks of becoming involved in litigation by third parties. As described above under “Lender Liability Considerations and Equitable Subordination Can Affect the Fund’s Rights with Respect to Portfolio Loans,” this risk may be greater where the Fund or exercises control or significant influence over an obligor’s direction. The expense of defending against claims against the Fund by third parties and paying any amounts pursuant to settlements or judgments would be borne by the Fund (except to the extent the Fund may have a claim against the Adviser under the Advisory Agreement or another applicable agreement) and would reduce the returns of the Fund and the shareholders in respect of the Portfolio Loans.

International Investing Involves Certain Risks. Certain of the Portfolio Loans may consist of obligations of obligors located in non-U.S. jurisdictions. Investing outside the United States may involve greater risks than investing in the United States. These risks may include: (i) less publicly available information; (ii) varying levels of governmental regulation and supervision; and (iii) the difficulty of enforcing legal rights in a foreign jurisdiction and uncertainties as to the status, interpretation and application of laws. Moreover, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. Portfolio Loans consisting of obligations of non-U.S. obligors may be subject to various laws enacted in their home countries for the protection of debtors or creditors, which could adversely affect the Fund’s ability to recover amounts owed. These insolvency considerations will differ depending on the country in which each obligor is located. Additionally, international borrowers can also be more exposed to geopolitical risks such as armed conflict or could become subject to sanctions, located in a country that becomes subject to sanctions or have an economic relationship with persons who become subject to sanctions or a country that is, or whose people or companies are, subject to sanctions.

The economies of individual non-U.S. countries also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, volatility of currency exchange rates, depreciation, capital reinvestment, resources, self-sufficiency and balance of payments position. Economic and political distress in any of those countries or regions may be detrimental to the performance of the related Portfolio Loan and may increase the likelihood of financial distress or insolvency of the applicable obligor. In addition, any abandonment of the Euro, a break-up of the EU and/or any individual country leaving the EU could have a negative impact on the obligors domiciled in related countries and could have regulatory consequences that are unknown at this time.

The Fund is Subject to Risks Relating to Licensing Requirements. Certain banking and regulatory bodies or agencies in or outside the United States may require the Fund, the Adviser and/or certain employees of the Adviser to obtain licenses or authorizations to engage in many types of lending activities including the origination of loans. It may take a significant amount of time and expense to obtain such licenses or authorizations and the Fund may be required to bear the cost of obtaining such licenses and authorizations. There can be no assurance that any such licenses or authorizations would be granted or, if granted, whether any such licenses or authorizations would impose restrictions on the Fund. Such licenses or authorizations may require the disclosure of confidential information about the Fund, Fund investors or their respective affiliates, including the identity, financial information and/or information regarding the Fund investors and their officers and trustees. The Fund may not be willing or able to comply with these requirements. Alternatively, the Adviser may be compelled to structure certain potential investments in a manner that would not require such licenses and authorizations, although such transactions may be inefficient or otherwise disadvantageous for the Fund and/or any relevant portfolio company, including because of the risk that licensing authorities would not accept such structuring alternatives in lieu of obtaining a license or authorization. The inability of the Fund or the Adviser to obtain necessary licenses or

Risk Factors	November 2024

authorizations, the structuring of an investment in an inefficient or otherwise disadvantageous manner, or changes in licensing regulations, could adversely affect the Fund’s ability to implement its investment program and achieve its intended results.

The Fund is Subject to Risks from Provision of Managerial Assistance and Control Person Liability. The Fund may obtain rights to participate in the governance of certain of the Fund’s portfolio companies. In such instances, the Fund typically will designate board members to serve on the boards of portfolio companies. The designation of representatives and other measures contemplated could expose the assets of the Fund to claims by a portfolio company, its security holders and its creditors, including claims that the Fund is a controlling person and thus is liable for securities laws violations and other liabilities of a portfolio company. The exercise of control over a company may impose additional risks of liability for environmental damage, product defects, failure to supervise management, violation of governmental regulations (including securities laws) or other types of liability in which the limited liability generally characteristic of business ownership may be ignored. If these liabilities were to arise, the Fund might suffer a significant loss. These measures also could result in certain liabilities in the event of the bankruptcy or reorganization of a portfolio company, could result in claims against the Fund if the designated board members violate their fiduciary or other duties to a portfolio company or fail to exercise appropriate levels of care under applicable corporate or securities laws, environmental laws or other legal principles, and could expose the Fund to claims that it has interfered in management to the detriment of a portfolio company. While the Adviser intends to operate the Fund in a way that will minimize the exposure to these risks, the possibility of successful claims cannot be precluded, nor can there be any assurance as to whether laws, rules, regulations and court decisions will be expanded or otherwise applied in a manner that is adverse to portfolio companies and the Fund and the Fund investors.

The Fund is Subject to Risks Relating to Derivatives. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The Fund may, directly or indirectly, use various derivative instruments including options contracts, futures contracts, forward contracts, options on futures contracts, indexed securities and swap agreements for hedging and risk management purposes. The Fund also may use derivative instruments to approximate or achieve the economic equivalent of an otherwise permitted investment (as if the Fund directly invested in the loans, claims or securities of the subject issuer) or if such instruments are related to an otherwise permitted investment. The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses that would not occur if such instruments had not been used. The use of derivative instruments may entail risks including, among others, leverage risk, volatility risk, duration mismatch risk, correlation risk and counterparty risk.

The Fund’s Ability to Enter into Transactions Involving Derivatives and Financial Commitment Transactions May be Limited. In August 2022, Rule 18f-4 under the 1940 Act, regarding the ability of a BDC (or a registered investment company) to use derivatives and other transactions that create future payment or delivery obligations (including reverse repurchase agreements and similar financing transactions), became effective. Under the newly adopted rule, BDCs that make significant use of derivatives are subject to a value-at-risk leverage limit, a derivatives risk management program, testing requirements, and requirements related to board reporting. These new requirements will apply unless the BDC qualifies as a “limited derivatives user,” as defined in the rule. Under the new rule, a BDC may enter into an unfunded commitment agreement that is not a derivatives transaction, such as an agreement to provide financing to a portfolio company, if the BDC has, among other things, a reasonable belief, at the time it enters into such an agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as it becomes due. Under the final rule, when the Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, the Fund needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., bank borrowings, if applicable) when calculating our asset coverage ratio. The Fund currently operates as a “limited derivatives user,” and these requirements may limit the Fund’s ability to use derivatives and/or enter into certain other financial contracts.

The Fund is Subject to Risks Relating to Publicly Traded Securities. Although not the investment focus of the Fund, the Fund can hold public securities including in circumstances where a portfolio company and/or one of its subsidiaries consummates an initial public offering or is acquired by a special purpose acquisition company (a “SPAC”) while the Fund holds its equity investment or the Fund otherwise receives public securities in connection with an exit transaction or similar event involving an equity investment. Investments in public portfolio companies subject the Fund to risks that could differ in type or degree from those involved with

Risk Factors	November 2024

investments in privately held companies. Such risks include, without limitation, movements in the stock market and trends in the overall economy, greater volatility in the valuation of such companies, increased obligations to disclose information regarding such companies, limitations on the ability of the Fund to dispose of such securities at certain times (including due to the possession by the Fund or Adviser of material non-public information), increased likelihood of shareholder litigation against such companies’ board members, which could include Antares personnel, regulatory action by the applicable regulator and increased costs associated with each of the aforementioned risks.

The Fund is Subject to Risks Associated with Investing in Equity. In connection with sourcing of Portfolio Loans, the Fund is permitted to invest in equity securities or options or rights to acquire equity securities of a portfolio company. Investment in equity securities could also arise in connection with the Fund’s debt investment opportunities and may be accompanied by “equity-kickers” or warrants. The Fund could also be forced to accept equity in certain circumstances or could choose to make equity investments in distressed companies, including in connection with restructuring investments in existing portfolio companies. Equity securities generally fluctuate in price more than bonds and can decline in value over short or extended periods. The value of equity securities generally will vary due to, among other factors, changes in a company’s financial condition and in overall market and economic conditions. Investments in equity securities of small or medium-sized market capitalization companies typically have more limited marketability and greater price volatility than the investments in the equity securities of larger companies. In addition, investments in equity can give rise to additional taxes and/or tax risks and the Fund could hold these investments through entities treated as corporations for U.S. federal tax purposes or other taxable structures which can reduce the return from such investments.

If the Fund invests in equity instruments of issuers whose performance diverges from the Adviser’s expectations, or if equity markets generally move in a single direction and the Fund has not hedged against such a general move, losses could result. The Fund also could be exposed to risks that issuers will not fulfill contractual obligations such as, in the case of private placements, registering restricted securities for public resale. In addition, an investment in equity securities could be subject to restrictions and contingencies regarding the terms of an investment. As with other investments that the Fund can make, the value of equity securities held by the Fund could be adversely affected by actual or perceived negative events relating to such securities, the industry, or geographic areas in which a portfolio company operates or the financial markets generally. However, equity securities typically are even more susceptible to such events given their subordinate position in the portfolio company’s capital structure. As such, equity securities generally have greater price volatility than fixed income securities or debt instruments. Equity investments in distressed portfolio companies can also be more likely to experience losses. While diversification among portfolio companies can help to mitigate some of these risks, the Fund is not required to diversify its investments in equity securities and investors should expect fluctuations in the value of equity securities held by the Fund based on market conditions.

The Fund is also permitted to invest in preferred equity securities that are rated in the lower rating categories by various credit rating agencies or, more commonly, in comparable non-rated securities. Securities in the lower rating categories and comparable non-rated securities are subject to greater risk of loss of principal and interest than higher rated and comparable non-rated securities and are generally considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. They are also generally considered to be subject to greater risk than securities with higher ratings and comparable non-rated securities in the case of deterioration of general economic conditions. Because investors generally perceive that there are greater risks associated with the lower rated and comparable non-rated securities, the yields and prices of such securities are likely more volatile than those for higher rated and comparable non-rated securities. The market for lower rated and comparable non-rated securities is thinner, often less liquid and less active than that for higher rated and comparable non-rated securities, which can adversely affect the prices at which these securities can be sold and could even make it impracticable to sell such securities. Preferred securities are subordinated to bonds and other debt securities in a portfolio company’s capital structure in terms of priority for corporate income and liquidation payments. Preferred securities, therefore, will be subject to greater credit risk than those debt securities, but have priority over other types of equity securities. Depending on the features of the particular preferred security, holders could bear the risks disclosed herein regarding equity and/or fixed income securities.

The Fund is Subject to Risks Associated with Investing in Convertible Securities and Warrants. The value of convertible securities and warrants will vary with the movements in the equity market and the performance of the underlying common stock, in particular. The value of such warrants, direct equity investments, and equities received upon conversion of debt instruments is dependent primarily on the success of the applicable portfolio company’s business strategy and the growth of its earnings, but also depends on general economic and equity market conditions. Their value is also affected by adverse portfolio company or market

Risk Factors	November 2024

information. With respect to warrants, their value could decrease or be zero (and thus not be exercised) if the market price of the underlying securities remains lower than the specified price at which holders of warrants are entitled to buy such securities, resulting in a loss to the Fund of the purchase price of the warrant (or the embedded warrant price in the case of securities issued with warrants attached). With respect to convertible securities, as with all fixed income securities, the market value of such securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus, might not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stock in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock. In evaluating a convertible security, the investment teams will give primary emphasis to the attractiveness of the underlying common stock. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the portfolio company to redeem the security, convert it into the underlying stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objectives.

The warrants, equity securities for which the warrants can be exercised, direct equity investments, and equities received upon conversion of debt instruments generally will be restricted securities that cannot readily be sold for some period of time and could be dependent on SEC registration requirements and marketing efforts required for public offerings that are outside the control of the Adviser. If the value of the equity securities underlying a warrant does not increase above the exercise price during the life of the warrant, the Adviser would permit the warrant to expire unexercised and the warrant would then have no value. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objectives.

The Fund is Subject to Risks Associated with the Lack of Controlling Equity Interests in a Portfolio Company. Because the Fund does not generally expect to hold controlling equity interests in portfolio companies, the Fund, as a minority equity investor, typically will not be in a position to exercise control over its portfolio companies or to prevent decisions by management or the board of directors of portfolio companies that could decrease the value of the Fund investments. Accordingly, the Fund will be significantly reliant on the existing management and board of directors of such portfolio company and subject to the risk that a portfolio company will make business decisions with which the Adviser disagrees, and the stockholders and management of a portfolio company could take risks or otherwise act in ways that are adverse to the Fund’s interests. Furthermore, the Fund’s equity investments will typically include customary “tag-along” and/or “drag-along” rights that will permit or require the Fund to participate in a sale of its equity investment at such time as the stockholders and management of the relevant portfolio company, not the Adviser, determines. Where practicable and appropriate, it is expected that shareholder rights generally will be sought to protect the Fund’s equity investment. There can be no assurance, however, that such minority equity investor rights will be available, or that such rights will provide sufficient protection of the Fund’s equity investment. Due to the lack of liquidity for the debt and equity investments that the Fund typically expects to hold in portfolio companies and transfer restrictions imposed on such investments, the Fund likely will not be able to dispose of the Fund’s investments in the event the Adviser disagrees with the actions of a portfolio company and could therefore suffer a decrease in the value of the Fund’s investments.

The Fund is Subject to Risks Associated with Follow-On Investments. Following an initial investment in a portfolio company, the Fund could have the opportunity to increase its investment in such portfolio company (such investment opportunity, a “Follow-On Investment”). However, there is no assurance that the Fund will make a Follow-on Investment or that the Fund will have sufficient funds to make all or any such investments. Any decision by the Fund not to make a Follow-On Investment or its inability to make such investments could have a substantial negative impact on a portfolio company in need of such an investment, could represent a lost opportunity for the Fund to increase its participation in a successful portfolio company, could result in the Fund’s equity investment becoming diluted or, in circumstances where the Follow-On Investment is offered at a discount to market value, could result in a loss of value for the Fund.

The Fund is Subject to Risks Arising from Entering into a TRS Agreement. A total return swap (“TRS”) is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during a specified period, in return for periodic payments based on a fixed or variable interest rate. A TRS effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a TRS, a TRS often offers lower financing costs than are offered through more traditional

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borrowing arrangements. For purposes of computing the Fund’s incentive fee on income and the incentive fee on capital gains, the calculation methodology will look through derivative financial instruments or swaps as if we owned the reference assets directly.

A TRS is subject to market risk, liquidity risk and risk of imperfect correlation between the value of the TRS and the loans underlying the TRS. In addition, we may incur certain costs in connection with the TRS that could in the aggregate be significant. A TRS is also subject to the risk that a counterparty will default on its payment obligations thereunder or that we will not be able to meet our obligations to the counterparty.

The Fund is Subject to Risks Associated with Repurchase Agreements. Subject to our investment objective and policies, we may invest in repurchase agreements as a buyer for investment purposes. Repurchase agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future for the purchase price plus premium (which often reflects the interests). The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (1) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (2) possible lack of access to income on the underlying security during this period; and (3) expenses of enforcing its rights. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund generally will seek to liquidate such collateral. However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

The Fund is Subject to Risks Relating to Securities Lending Agreements. We may from time to time make secured loans of our marginable securities to brokers, dealers and other financial institutions if our asset coverage, as defined in the 1940 Act, would at least equal 150% (equivalent to $2 of debt outstanding for each $1 of equity) immediately after each such loan. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to brokers and other financial institutions that are believed by the Adviser to be of high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. government securities, cash or cash equivalents (e.g., negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. If the Fund enters into a securities lending arrangement, the Adviser, as part of its responsibilities under the Advisory Agreement, will invest the Fund’s cash collateral in accordance with the Fund’s investment objective and strategies. The Fund will pay the borrower of the securities a fee based on the amount of the cash collateral posted in connection with the securities lending program. The borrower will pay to the Fund, as the lender, an amount equal to any dividends or interest received on the securities lent.

The Fund may invest the cash collateral received only in accordance with its investment objective, subject to the Fund’s agreement with the borrower of the securities. In the case of cash collateral, the Fund expects to pay a rebate to the borrower. The reinvestment of cash collateral will result in a form of effective leverage for the Fund.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, will retain the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by the Fund in permissible investments.

The Fund is Subject to Risks Relating to Volatility in the Banking Sector. Recent bank failures, or near failures, and declines in the share prices other U.S. and non-U.S. banks have resulted in certain banks being placed on “watch lists,” suffering ratings downgrades and/or receiving emergency funding from governments. The impact of the banking sector’s volatility on the financial system and broader economy could be significant. Continued volatility in the banking sector could cause or intensify an

Risk Factors	November 2024

economic recession, make it more difficult for the Fund and/or borrowers to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained, and/or have other material adverse effects on the Fund and/or borrowers.

For certain borrowers, a large percentage of their assets are or could be held by a limited number of banks (or even a single bank). Failure of one or more banks used by a borrower could have a material adverse effect on such borrower. Cash, securities or other assets held in deposit accounts or securities accounts at a failed institution could be temporarily inaccessible or permanently lost. In these cases, the U.S. Federal Deposit Insurance Corporation (the “FDIC”) would guarantee balances up to $250,000 per bank but the accountholder would ordinarily be an unsecured creditor with respect to cash balances in excess of $250,000 held at a single bank, and therefore might not ultimately recover any value in excess such amounts.

If a bank that provides a credit facility and/or other services to the Fund or any of its borrowers fails, the Fund or borrower could be unable to draw funds under such credit facilities and might not be able to obtain replacement credit facilities or applicable other services from other lending institutions on a timely basis or on similar terms. If the Fund’s or any of its borrower’s credit facilities and accounts are provided by the same banking institution, and such banking institution fails, or one or more banks used by investors in the Fund or borrower were to fail, the Fund or borrower could be unable to, or limited in its ability to, draw capital which could create significant difficulties in funding any near-term obligations it has in respect of its investments or otherwise. If the banks with which the Fund’s borrowers have depositor or borrowing arrangements were to fail, there would be similar material adverse effects on such borrowers and the Fund. In most cases, the Adviser has no meaningful role in selecting the banks used by borrowers, and must rely on the borrower to select banking services with care. If one or more banks with whom the Fund or any of its borrowers maintains an account were to fail, the receipt and disbursement of funds by and from such account could be delayed or prevented, which could result in a default or other loss, and any deposits above the FDIC threshold could be lost.

The Fund is Subject to Risks Relating to Net Asset Value Financings. Net asset value financing (“NAV financing”) requires that the amount of debt drawn under the facility does not exceed a given percentage of the NAV of the borrowing fund’s underlying investments. The NAV of such investments will fluctuate over time as they are acquired, held and disposed of. Breach of the percentage limits may require that the facility is repaid, or additional collateral (such as cash or liquid securities) posted as security. There can be no assurance that the borrowing fund will be able to meet such demands and the Fund may consequently suffer a loss. The Fund may be reliant on third parties to accurately value the underlying investments and disputes may arise with the borrower should they not agree with such a valuation. Given that NAV financing is often used by borrowers during the mid-life of a fund to add further leverage to their underlying investments, issues may arise where existing third-party leverage already exists at the level of each underlying investment (and those investment-level lenders may therefore be structurally senior to any fund-level leverage).

Risks Relating to Certain Regulatory and Tax Matters

The Fund is Subject to Risks Relating to Regulations Governing the Fund’s Operation as a BDC. The Fund will not generally be able to issue and sell its Common Shares at a price below net asset value per share. The Fund may, however, sell Common Shares, or warrants, options or rights to acquire the Fund’s Common Shares, at a price below the then-current net asset value per share of the Fund’s Common Shares if the Fund’s Board determines that such sale is in the Fund’s best interests, and if investors approve such sale. In any such case, the price at which the Fund’s securities are to be issued and sold may not be less than a price that, in the determination of the Fund’s Board, closely approximates the market value of such securities (less any distributing commission or discount). If the Fund raises additional funds by issuing common shares or senior securities convertible into, or exchangeable for, its common shares, then the percentage ownership of investors at that time will decrease, and investors may experience dilution.

The Fund Must Invest a Sufficient Portion of Assets in Qualifying Assets. The Fund may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of the Fund’s total assets are qualifying assets.

The Fund believes that most of the investments that it may acquire in the future will constitute qualifying assets. However, the Fund may be precluded from investing in what it believes to be attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If the Fund does not invest a sufficient portion of its assets in qualifying assets, it could violate the 1940 Act provisions applicable to BDCs. As a result of such violation, specific rules under the 1940 Act could prevent the Fund, for

Risk Factors	November 2024

example, from making follow-on investments in existing portfolio companies (which could result in the dilution of its position) or could require the Fund to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. If the Fund needs to dispose of such investments quickly, it could be difficult to dispose of such investments on favorable terms. The Fund may not be able to find a buyer for such investments and, even if a buyer is found, the Fund may have to sell the investments at a substantial loss. Any such outcomes would have a material adverse effect on the Fund’s business, financial condition, results of operations and cash flows.

If the Fund does not maintain its status as a BDC, it would be subject to regulation as a registered closed-end management investment company under the 1940 Act. As a registered closed-end management investment company, the Fund would be subject to substantially more regulatory restrictions under the 1940 Act which would significantly decrease its operating flexibility.

As a Public Company, the Fund is Subject to Regulations Not Applicable to Private Companies, Such as Provisions of the Sarbanes-Oxley Act. Efforts to Comply with Such Regulations will Involve Significant Expenditures, and Non-Compliance with Such Regulations May Adversely Affect the Fund. As a public company, we are subject to the Sarbanes-Oxley Act, and the related rules and regulations promulgated by the SEC. Following the transition period established by rules of the SEC, our management is required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act. We are required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. As a relatively new company, developing and maintaining an effective system of internal controls may require significant expenditures, which may negatively impact our financial performance and our ability to make distributions. This process also will result in a diversion of our management’s time and attention. We cannot be certain of when our evaluation, testing and remediation actions will be completed or the impact of the same on our operations. In addition, we may be unable to ensure that the process is effective or that our internal controls over financial reporting are or will be effective in a timely manner. In the event that we are unable to develop or maintain an effective system of internal controls and maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

Our independent registered public accounting firm will not be required to formally attest to the effectiveness of our internal control over financial reporting until there is a public market for our Common Shares, which is not expected to occur.

The Fund is Subject to Risks Relating to Pay-to-Play Laws, Regulations and Policies. Many states, their subdivisions and associated pension plans have adopted so-called “pay-to-play” laws, rules, regulations or policies which prohibit, restrict or require disclosure of payments to, and/or certain contacts with, certain politicians or officials associated with public entities by individuals and entities seeking to do business with related entities, including seeking investments by public retirement funds in collective investment funds such as the Fund. The SEC also has adopted rules that, among other things, prohibit an investment adviser from providing advisory services for compensation with respect to a government plan investor for two years after the adviser or certain of its executives or employees makes a contribution to certain elected officials or candidates for certain elected offices. If the Adviser or the Adviser’s respective employees or affiliates violate such pay-to-play laws, rules, regulations or policies, such non-compliance could have an adverse effect on the Fund by, for example, providing the basis for the ability of such government-affiliated pension plan investor to cease funding its obligations to the Fund or to withdraw from the Fund.

The Fund is Subject to Risks Arising from Potential Controlled Group Liability. Under certain circumstances it would be possible for the Fund, along with its affiliates, to obtain a controlling interest in certain portfolio companies. This could occur, for example, in connection with a workout of the portfolio company’s debt obligations or a restructuring of the portfolio company’s capital structure. There is a risk that the Fund (along with its affiliates) would be treated as engaged in a “trade or business” for purposes of ERISA or Section 4975 of the Code’s controlled group rules. In such an event, the Fund could be jointly and severally liable for a portfolio company’s liabilities with respect to the underfunding of any pension plans which such portfolio company sponsors or to which it contributes. Any of such liabilities that the portfolio company is not able to satisfy could, thereby, become the responsibility of the Fund, causing it to incur potentially significant, unexpected liabilities for which reserves were not established.

The Fund is Subject to Risks Related to Being an “Emerging Growth Company”. We will be and we will remain an “emerging growth company” as defined in the JOBS Act until the earlier of (a) the last day of the fiscal year (i) in which we have total annual gross revenue of at least $1.235 billion, or (ii) in which we are deemed to be a large accelerated filer, which means the market value of our shares that is held by non-affiliates exceeds $700 million as of the date of our most recently completed second fiscal

Risk Factors	November 2024

quarter, and (b) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three- year period. For so long as we remain an “emerging growth company,” we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act. We cannot predict if investors will find our shares less attractive because we will rely on some or all of these exemptions. If some investors find our shares less attractive as a result, there may be a less active trading market for our shares and our share price may be more volatile.

In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the 1933 Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have elected to opt out of the extended transition period for complying with new or revised accounting standards.

The Fund is Subject to Risks Arising from Compliance with the SEC’s Regulation Best Interest. Broker-dealers must comply with Regulation Best Interest, which, among other requirements, enhances the existing standard of conduct for broker-dealers and natural persons who are associated persons of a broker-dealer when recommending to a retail customer any securities transaction or investment strategy involving securities to a retail customer. Regulation Best Interest imposes a duty of care for broker-dealers to evaluate reasonably available alternatives in the best interests of their clients. There are likely alternatives to us that are reasonably available to you, through your broker or otherwise, and those alternatives may be less costly or have a lower investment risk. Among other alternatives, listed BDCs may be reasonable alternatives to an investment in our Common Shares, and may feature characteristics like lower cost, less complexity, and lesser or different risks. Investments in listed securities also often involve nominal or zero commissions at the time of initial purchase. The impact of Regulation Best Interest on broker-dealers participating in our offering cannot be determined at this time, but it may negatively impact whether broker-dealers and their associated persons recommend this offering to retail customers. If Regulation Best Interest reduces our ability to raise capital in this offering, it would harm our ability to create a diversified portfolio of investments and achieve our investment objective and would result in our fixed operating costs representing a larger percentage of our gross income.

Under Regulation Best Interest, high cost, high risk and complex products may require greater scrutiny by broker-dealers and their salespersons before they recommend such products. There are likely alternatives to us that are reasonably available to you, through your broker or otherwise, and those alternatives may be less costly or have lower investment risk. Among other alternatives, listed BDCs may be reasonable alternatives to an investment in our Common Shares, and may feature characteristics like lower cost, less complexity, and lesser or different risks. Investments in listed securities also often involve nominal or zero commissions at the time of initial purchase. Currently, there is no administrative or case law interpreting Regulation Best Interest and the full scope of its applicability on brokers participating in our offering cannot be determined at this time.

Federal Income Tax Risks

The Fund is Subject to RIC Qualification Risks. To obtain and maintain RIC tax treatment under Subchapter M of the Code, we must, among other things, meet annual distribution, income source and asset diversification requirements. If we do not qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

The Fund May Experience Difficulty with Paying Required Distributions. For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as zero coupon securities, debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market

Risk Factors	November 2024

discount and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may not qualify for or maintain RIC tax treatment and thus may become subject to corporate-level income tax. The resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

Some Investments May be Subject to Corporate-Level Income Tax. We may invest in certain debt and equity investments through taxable subsidiaries and the taxable income of these taxable subsidiaries will be subject to federal and state corporate income taxes. We may invest in certain foreign debt and equity investments which could be subject to foreign taxes (such as income tax, withholding and value added taxes).

Certain Portfolio Investments May Present Special Tax Issues. We expect to invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues. U.S. federal income tax rules are not entirely clear about certain issues related to such investments such as when we may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by us, to the extent necessary, to distribute sufficient income to preserve our tax status as a RIC and minimize the extent to which we are subject to U.S. federal income or excise tax.

Legislative or Regulatory Tax Changes Could Adversely Affect Investors. At any time, the federal income tax laws governing RICs or the administrative interpretations of those laws or regulations may be amended. The Biden Administration has enacted significant changes to the existing U.S. tax rules that include, among others, a minimum tax on book income and profits of certain multinational corporations, and there are a number of proposals in the U.S. Congress that would similarly modify the existing U.S. tax rules. The likelihood of any new legislation being enacted is uncertain. Any new laws, regulations or interpretations may take effect retroactively and could adversely affect the taxation of us or our shareholders. Therefore, changes in tax laws, regulations or administrative interpretations or any amendments thereto could diminish the value of an investment in our shares or the value or the resale potential of our investments.

The foregoing list of risk factors does not purport to be a complete enumeration or explanation of the risks involved in an investment in a Fund. Each prospective shareholder should read this registration statement and consult with its advisors before deciding whether to invest in the Fund. In addition, as the Fund’s investment program develops and changes over time, an investment in the Fund may be subject to additional and different risk factors.

Estimated Use of Proceeds	November 2024

ESTIMATED USE OF PROCEEDS

We intend to use the net proceeds from this offering to (1) make investments in accordance with our investment strategy and policies, (2) reduce borrowings and repay indebtedness incurred under various financing agreements we may enter into and (3) fund repurchases under our share repurchase program. Generally, our policy will be to pay distributions and operating expenses from cash flow from operations, however, we are not restricted from funding these items from proceeds from this offering or other sources and may choose to do so, particularly in the earlier part of this offering.

We will seek to invest the net proceeds received in this offering as promptly as practicable after receipt thereof, and in any event generally within 90 days of each subscription closing. However, depending on market conditions and other factors, including the availability of investments that meet our investment objective, we may be unable to invest such proceeds within the time period we anticipate. Pending such investment, we may have a greater allocation to syndicated loans or other liquid investments than we otherwise would or we may make investments in cash or cash equivalents (such as U.S. government securities or certain high quality debt instruments).

We estimate that we will incur approximately $4,285,800 of organizational and offering expenses (excluding the shareholder servicing and/or distribution fee) in connection with this offering, or approximately 0.21% of the gross proceeds, assuming maximum gross proceeds of $2,000,000,000. The Adviser has agreed to advance all of our organization and offering expenses on our behalf through the date on which we commence operations. Pursuant to the Expense Support and Conditional Reimbursement Agreement, the Adviser will be obligated to advance all of our Other Operating Expenses (including organizational and offering expenses) to the effect that such expenses do not exceed 1.00% (on an annualized basis) of the Fund’s NAV. We will be obligated to reimburse the Adviser for such advanced expenses only if certain conditions are met. See “Plan of Operations—Expenses—Expense Support Agreements.” Any reimbursements will not exceed actual expenses incurred by the Adviser and its affiliates.

The following tables sets forth our estimate of how we intend to use the gross proceeds from this offering. Information is provided assuming that the Fund sells the maximum number of Common Shares registered in this offering, or 80,000,000 shares. The amount of net proceeds may be more or less than the amount depicted in the table below depending on the public offering price of our Common Shares and the actual number of Common Shares we sell in this offering. The table below assumes that Common Shares are sold at the current offering price of $25.00 per share. Such amount is subject to increase or decrease based upon our NAV per share.

The following tables present information about the net proceeds raised in this offering for each class, assuming that we sell the maximum primary offering amount of $2,000,000,000. The tables assume that 1/3 of our gross offering proceeds are from the sale of Class S shares, 1/3 of our gross offering proceeds are from the sale of Class D shares and 1/3 of our gross offering proceeds are from the sale of Class I shares. The number of Common Shares of each class sold and the relative proportions in which the classes of Common Shares are sold are uncertain and may differ significantly from what is shown in the tables below. Because amounts in the following tables are estimates, they may not accurately reflect the actual receipt or use of the gross proceeds from this offering. Amounts expressed as a percentage of net proceeds or gross proceeds may be higher or lower due to rounding.

The following table presents information regarding the use of proceeds raised in this offering with respect to Class S shares.

	Maximum Offering of
	$666,666,667 in
	Class S Shares
Gross Proceeds(1)	$666,666,667	100.00%
Upfront Sales Load(2)	—	—%
Organization and Offering Expenses(3)	(1,428,600)	(0.21)%
Net Proceeds Available for Investment	$665,238,067	99.79%

Estimated Use of Proceeds	November 2024

The following table presents information regarding the use of proceeds raised in this offering with respect to Class D shares.

	Maximum Offering of
	$666,666,667 in
	Class D Shares
Gross Proceeds(1)	$666,666,667	100.00%
Upfront Sales Load(2)	—	—%
Organization and Offering Expenses(3)	(1,428,600)	(0.21)%
Net Proceeds Available for Investment	$665,238,067	99.79%

The following table presents information regarding the use of proceeds raised in this offering with respect to Class I shares.

	Maximum Offering of
	$666,666,667 in
	Class I Shares
Gross Proceeds(1)	$666,666,667	100.00%
Upfront Sales Load(2)	—	—%
Organization and Offering Expenses(3)	(1,428,600)	(0.21)%
Net Proceeds Available for Investment	$665,238,067	99.79%
(1)	We intend to conduct a continuous offering of an unlimited number of Common Shares over an unlimited time period by filing a new registration statement prior to the end of the three-year period described in Rule 415 under the Securities Act; however, in certain states this offering is subject to annual extensions.

Estimated Use of Proceeds	November 2024

(2)	The Fund will not charge shareholders an upfront sales load with respect to Class S shares, Class D shares or Class I shares; however, if you buy Class S shares, Class D shares or Class I shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that they limit such charges to a 3.5% cap on NAV for Class S shares, a 2.0% cap on NAV for Class D shares and a 2.0% cap on NAV for Class I shares. We will pay the following shareholder servicing and/or distribution fees to the Distributor and/or a participating broker, subject to FINRA limitations on underwriting compensation: (a) for Class S shares only, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV for the Class S shares, and (b) for Class D shares, a shareholder servicing fee equal to 0.25% per annum of the aggregate NAV for the Class D shares, in each case, payable monthly. The total amount that will be paid over time for shareholder servicing and/or distribution fees depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments, and is not expected to be paid from sources other than cash flow from operating activities. We will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering. In addition, as required by exemptive relief that, if granted, will allow us to offer multiple classes of Common Shares, at the end of the month in which the Distributor in conjunction with the Transfer Agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to any single share held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such share (or a lower limit as determined by the Distributor or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fee on either (i) each such share that would exceed such limit or (ii) all Class S shares and Class D shares in such shareholder’s account. We may modify this requirement if permitted by applicable exemptive relief. At the end of such month, the applicable Class S shares or Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S or Class D shares. See “Plan of Distribution.”
(3)	The organization and offering expense numbers shown above represent our estimates of expenses to be incurred by us in connection with this offering and include estimated wholesaling expenses reimbursable by us. See “Plan of Distribution” for examples of the types of organization and offering expenses we may incur.

Plan of Operation	November 2024

PLAN OF OPERATION

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the financial statements and related notes and other financial information appearing elsewhere in this prospectus.

Overview

We are a newly organized, externally managed, non-diversified closed-end management investment company that intends to elect to be treated as a BDC under the 1940 Act. Formed as a Delaware statutory trust on May 1, 2023, we are externally managed by the Adviser, which is responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments and monitoring our portfolio on an ongoing basis. Our Adviser is registered as an investment adviser with the SEC. We also intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under the Code.

Under our Advisory Agreement, we have agreed to pay the Adviser a management fee based on our net assets, as well as an incentive fee based on our investment performance. Also, under the Administration Agreement, we have agreed to reimburse the Administrator for the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including, but not limited to, our allocable portion of the costs of compensation (including salaries, bonuses and benefits) and related expenses of our chief compliance officer, chief financial officer and their respective staffs.

Our investment objective is to provide risk-adjusted returns and current income to shareholders by investing primarily in loans to U.S. borrowers. Our investment strategy focuses primarily on private credit investments structured as Portfolio Loans to U.S. borrowers. While our investment strategy primarily focuses on companies in the U.S., we also intend to leverage Antares’ global presence to invest in companies in Canada, Europe and other locations outside the U.S., subject to compliance with BDC requirements to invest at least 70% of assets in “eligible portfolio companies.” We also include a smaller allocation to more liquid credit investments such as broadly syndicated loans and corporate bonds. We intend to use these investments to maintain liquidity for our share repurchase program and to manage cash while seeking attractive returns before investing subscription proceeds into originated loans. We invest at least 80% of our total assets (net assets plus borrowings for investment purposes) in private credit investments, including Portfolio Loans. Such 80% policy is not a fundamental policy, as the term is defined under the 1940 Act. If we change our 80% test, we will provide shareholders with at least 60 days’ prior notice of such change. Although not expected to be a primary component of our investment strategy, in select situations, we may also make certain Opportunistic Investments, in each case taking into account availability of leverage for such investments and our target risk/return profile. We may, to a limited extent, invest in junior debt (whether secured or unsecured), including mezzanine loans, as part of our investment strategy and upon approval of each such investment by the Fund’s portfolio management team. We may also invest in preferred equity, or our debt investments may be accompanied by equity-related securities (such as options or warrants) and/or select common equity investments. While we expect that our assets will primarily be directly originated, we may also invest in structured products or broadly syndicated transactions. Our liquid credit instruments may include senior secured loans, senior secured bonds, high yield bonds and structured credit instruments.

Subject to the limitations of the 1940 Act, we may invest in loans or other securities, the proceeds of which may refinance or otherwise repay debt or securities of companies whose debt is owned by other Antares funds. We expect to invest in co-investment transactions with other Antares funds.

To seek to enhance our returns, we intend to employ leverage as market conditions permit and at the discretion of the Adviser, but in no event will leverage employed exceed the limitations set forth in the 1940 Act, which currently allows us to borrow up to a 2:1 debt to equity ratio. We intend to use leverage in the form of borrowings, including loans from certain financial institutions and the issuance of debt securities. We may also use leverage in the form of the issuance of preferred shares, but do not currently intend to do so. In determining whether to borrow money, we will analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to our investment outlook. Any such leverage, if incurred, would be expected to increase the total capital available for investment by the Fund.

Plan of Operation	November 2024

To finance investments, we may securitize certain of our secured loans or other investments, including through the formation of one or more CLOs, while retaining all or most of the exposure to the performance of these investments.

Revenues

We plan to generate revenue in the form of interest and fee income on debt investments, capital gains, and dividend income from our equity investments in our portfolio companies. Our senior and subordinated debt investments are expected to bear interest at a fixed or floating rate. Interest on debt securities is generally payable quarterly or semiannually. In some cases, some of our investments may provide for deferred interest payments or PIK interest. The principal amount of the debt securities and any accrued but unpaid PIK interest generally will become due at the maturity date. In addition, we may generate revenue from various fees in the ordinary course of business such as in the form of structuring, consent, waiver, amendment, syndication and other miscellaneous fees. Original issue discounts and market discounts or premiums will be capitalized, and we will accrete or amortize such amounts as interest income. We will record prepayment premiums on loans and debt securities as interest income. Dividend income, if any, will be recognized on an accrual basis to the extent that we expect to collect such amounts.

Expenses

Except as specifically provided below, all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory services to us, and the base compensation, bonus and benefits, and the routine overhead expenses, of such personnel allocable to such services, will be provided and paid for by the Adviser or one of its affiliates. We will bear all other costs and expenses of our operations, administration and transactions, including, but not limited to:

1.	investment advisory fees, including management fees and incentive fees, paid to the Adviser pursuant to the Advisory Agreement;
2.	the Fund’s allocable portion of compensation (including salaries, bonuses and benefits), overhead (including rent, office equipment and utilities) and other expenses incurred by the Administrator in performing its administrative obligations under the Administration Agreement, including but not limited to: (i) the Fund’s chief compliance officer, chief financial officer and their respective staffs; (ii) investor relations, legal, operations and other non-investment professionals at the Administrator that perform duties for the Fund; and (iii) any internal audit group personnel of the Adviser or any of its affiliates; and
3.	all other expenses of the Fund’s operations, administration and transactions (which may be directly incurred by the Fund or allocated among the Fund and the Adviser’s other clients), including, without limitation, those relating to:
(i)	organization and offering expenses associated with this offering (including legal, accounting, printing, mailing, subscription processing and filing fees and expenses and other offering expenses, including costs associated with technology integration between the Fund’s systems and those of participating broker-dealers, reasonable bona fide due diligence expenses of participating broker-dealers supported by detailed and itemized invoices, costs in connection with preparing sales materials and other marketing expenses, design and website expenses, fees and expenses of the Fund’s escrow agent and Transfer Agent, fees to attend retail seminars sponsored by participating broker-dealers and costs, expenses and reimbursements for travel, meals, accommodations, entertainment and other similar expenses related to meetings or events with prospective investors, broker-dealers, registered investment advisors or financial or other advisors, but excluding the shareholder servicing fee);
(ii)	all taxes, fees, costs, and expenses, retainers and/or other payments of accountants, legal counsel, advisors (including tax advisors), administrators, auditors (including with respect to any additional auditing required under The Directive 2011/61/EU of the European Parliament and of the Council of 8 June 2011 on Alternative Investment Fund Managers and any applicable legislation implemented by an EEA Member state in connection with such Directive (the “AIFMD”), investment bankers, administrative agents, paying agents, depositaries, custodians, trustees, sub-custodians, consultants (including individuals consulted through expert network consulting firms and compliance consultants), engineers, senior advisors, industry experts, operating partners, deal sourcers (including

Plan of Operation	November 2024

personnel dedicated to but not employed by the Administrator or its affiliates in the credit-focused business of Antares), and other professionals (including, for the avoidance of doubt, the costs and charges allocable with respect to the provision of internal legal, tax, accounting, technology or other services and professionals related thereto (including secondees and temporary personnel or consultants that may be engaged on short- or long-term arrangements) as deemed appropriate by the Administrator, with the oversight of the Board, where such internal personnel perform services that would be paid by the Fund if outside service providers provided the same services); fees, costs, and expenses herein include (x) costs, expenses and fees for hours spent by its in-house attorneys and tax advisors that provide transactional legal advice and/or services to the Fund or its portfolio companies on matters related to potential or actual investments and transactions and the ongoing operations of the Fund and (y) expenses and fees to provide administrative and accounting services to the Fund or its portfolio companies, and expenses, charges and/or related costs incurred directly by the Fund or affiliates in connection with such services (including overhead related thereto), in each case, (I) that are specifically charged or specifically allocated or attributed by the Administrator, with the oversight of the Board, to the Fund or its portfolio companies and (II) provided that any such amounts shall not be greater than what would be paid to an unaffiliated third party for substantially similar advice and/or services);
(iii)	the cost of calculating the Fund’s net asset value, including the cost of any third-party valuation services;
(iv)	the cost of effecting any sales and repurchases of the Common Shares and other securities;
(v)	fees and expenses payable under any managing dealer and selected dealer agreements, if any;
(vi)	interest and fees and expenses arising out of all borrowings, guarantees and other financings or derivative transactions (including interest, fees and related legal expenses) made or entered into by the Fund, including, but not limited to, the arranging thereof and related legal expenses;
(vii)	all fees, costs and expenses of any loan servicers and other service providers and of any custodians, lenders, investment banks and other financing sources;
(viii)	costs incurred in connection with the formation or maintenance of entities or vehicles to hold the Fund’s assets for tax or other purposes;
(ix)	costs of derivatives and hedging;
(x)	expenses, including travel, entertainment, lodging and meal expenses, incurred by the Adviser, or members of its investment team, or payable to third parties, in evaluating, developing, negotiating, structuring and performing due diligence on prospective portfolio companies, including such expenses related to potential investments that were not consummated, and, if necessary, enforcing the Fund’s rights;
(xi)	expenses (including the allocable portions of compensation and out-of-pocket expenses such as travel expenses) or an appropriate portion thereof of employees of the Adviser or its affiliates to the extent such expenses relate to attendance at meetings of the Board or any committees thereof;
(xii)	all fees, costs and expenses, if any, incurred by or on behalf of the Fund in developing, negotiating and structuring prospective or potential investments that are not ultimately made, including, without limitation any legal, tax, administrative, accounting, travel, meals, accommodations and entertainment, advisory, consulting and printing expenses, reverse termination fees and any liquidated damages, commitment fees that become payable in connection with any proposed investment that is not ultimately made, forfeited deposits or similar payments;
(xiii)	the allocated costs incurred by Antares Capital Credit (in its capacity as the Adviser and/or the Administrator) in providing managerial assistance to those portfolio companies that request it;

Plan of Operation	November 2024

(xiv)	all brokerage costs, hedging costs, prime brokerage fees, custodial expenses, agent bank and other bank service fees; private placement fees, commissions, appraisal fees, commitment fees and underwriting costs; costs and expenses of any lenders, investment banks and other financing sources, and other investment costs, fees and expenses actually incurred in connection with evaluating, making, holding, settling, clearing, monitoring or disposing of actual investments (including, without limitation, travel, meals, accommodations and entertainment expenses and any expenses related to attending trade association and/or industry meetings, conferences or similar meetings, any costs or expenses relating to currency conversion in the case of investments denominated in a currency other than U.S. dollars) and expenses arising out of trade settlements (including any delayed compensation expenses);
(xv)	investment costs, including all fees, costs and expenses incurred in sourcing, evaluating, developing, negotiating, structuring, trading (including trading errors), settling, monitoring and holding prospective or actual investments or investment strategies including, without limitation, any financing, legal, filing, auditing, tax, accounting, compliance, loan administration, travel, meals, accommodations and entertainment, advisory, consulting, engineering, data-related and other professional fees, costs and expenses in connection therewith (to the extent the Adviser is not reimbursed by a prospective or actual issuer of the applicable investment or other third parties or capitalized as part of the acquisition price of the transaction) and any fees, costs and expenses related to the organization or maintenance of any vehicle through which the Fund directly or indirectly participates in the acquisition, holding and/or disposition of investments or which otherwise facilitate the Fund’s investment activities, including without limitation any travel and accommodations expenses related to such vehicle and the salary and benefits of any personnel (including personnel of Adviser or its affiliates) reasonably necessary and/or advisable for the maintenance and operation of such vehicle, or other overhead expenses (including any fees, costs and expenses associated with the leasing of office space (which may be made with one or more affiliates of the Adviser as lessor in connection therewith));
(xvi)	Transfer Agent, dividend agent and custodial fees;
(xvii)	fees and expenses associated with marketing efforts;
(xviii)	federal and state registration fees, franchise fees, any stock exchange listing fees and fees payable to rating agencies;
(xix)	Independent Trustees’ fees and expenses including reasonable travel, entertainment, lodging and meal expenses, and any legal counsel or other advisors retained by, or at the discretion or for the benefit of, the Independent Trustees;
(xx)	costs of preparing financial statements and maintaining books and records, costs of Sarbanes-Oxley Act of 2002 compliance and attestation and costs of preparing and filing reports or other documents with the SEC, Financial Industry Regulatory Authority, U.S. Commodity Futures Trading Commission (“CFTC”) and other regulatory bodies and other reporting and compliance costs, including registration and exchange listing and the costs associated with reporting and compliance obligations under the 1940 Act and any other applicable federal and state securities laws, and the compensation of professionals responsible for the foregoing;
(xxi)	all fees, costs and expenses associated with the preparation and issuance of the Fund’s periodic reports and related statements (e.g., financial statements and tax returns) and other internal and third-party printing (including a flat service fee), publishing (including time spent performing such printing and publishing services) and reporting-related expenses (including other notices and communications) in respect of the Fund and its activities (including internal expenses, charges and/or related costs incurred, charged or specifically attributed or allocated by the Fund or the Adviser or its affiliates in connection with such provision of services thereby);
(xxii)	the costs of any reports, proxy statements or other notices to shareholders (including printing and mailing costs) and the costs of any shareholder or Trustee meetings;
(xxiii)	proxy voting expenses;

Plan of Operation	November 2024

(xxiv)	costs associated with an exchange listing;
(xxv)	costs of registration rights granted to certain investors;
(xxvi)	any taxes and/or tax-related interest, fees or other governmental charges (including any penalties incurred where the Adviser lacks sufficient information from third parties to file a timely and complete tax return) levied against the Fund and all expenses incurred in connection with any tax audit, investigation, litigation, settlement or review of the Fund and the amount of any judgments, fines, remediation or settlements paid in connection therewith;
(xxvii)	all fees, costs and expenses of any litigation, arbitration or audit involving the Fund, any vehicle or its portfolio companies and the amount of any judgments, assessments fines, remediations or settlements paid in connection therewith, Trustees and officers, liability or other insurance (including costs of title insurance) and indemnification (including advancement of any fees, costs or expenses to persons entitled to indemnification) or extraordinary expense or liability relating to the affairs of the Fund;
(xxviii)	all fees, costs and expenses associated with the Fund’s information, obtaining and maintaining technology (including the costs of any professional service providers), hardware/software, data-related communication, market data and research (including news and quotation equipment and services and including costs allocated by the Adviser’s or its affiliates’ internal and third-party research group (which are generally based on time spent, assets under management, usage rates, proportionate holdings or a combination thereof or other reasonable methods determined by the Administrator) and expenses and fees (including compensation costs) charged or specifically attributed or allocated by Adviser and/or its affiliates for data-related services provided to the Fund and/or its portfolio companies (including in connection with prospective investments), each including expenses, charges, fees and/or related costs of an internal nature; provided, that any such expenses, charges or related costs shall not be greater than what would be paid to an unaffiliated third party for substantially similar services) reporting costs (which includes notices and other communications and internally allocated charges), and dues and expenses incurred in connection with membership in industry or trade organizations;
(xxix)	the costs of specialty and custom software for monitoring risk, compliance and the overall portfolio, including any development costs incurred prior to the filing of the Fund’s election to be treated as a BDC;
(xxx)	costs associated with individual or group shareholders;
(xxxi)	fidelity bond, trustees and officers errors and omissions liability insurance and other insurance premiums;
(xxxii)	direct costs and expenses of administration, including printing, mailing, long distance telephone, copying and secretarial and other staff;
(xxxiii)	all fees, costs and expenses of winding up and liquidating the Fund’s assets;
(xxxiv)	extraordinary expenses (such as litigation or indemnification);
(xxxv)	all fees, costs and expenses related to compliance-related matters (such as developing and implementing specific policies and procedures in order to comply with certain regulatory requirements) and regulatory filings; notices or disclosures related to the Fund’s activities (including, without limitation, expenses relating to the preparation and filing of filings required under the Securities Act, TIC Form SLT filings, Internal Revenue Service filings under FATCA and FBAR reporting requirements applicable to the Fund or reports to be filed with the CFTC, reports, disclosures, filings and notifications prepared in connection with the laws and/or regulations of jurisdictions in which the Fund engages in activities, including any notices, reports and/or filings required under the AIFMD, European Securities and Markets Authority and any related regulations, and other regulatory filings, notices or disclosures of the Adviser relating to the Fund and its affiliates relating to the Fund, and their activities) and/or other regulatory filings, notices or disclosures of the Adviser and its affiliates relating to the Fund including those

Plan of Operation	November 2024

pursuant to applicable disclosure laws and expenses relating to FOIA requests, but excluding, for the avoidance of doubt, any expenses incurred for general compliance and regulatory matters that are not related to the Fund and its activities;
(xxxvi)	costs and expenses (including travel) in connection with the diligence and oversight of the Fund’s service providers;
(xxxvii)	costs and expenses, including travel, meals, accommodations, entertainment and other similar expenses, incurred by the Adviser or its affiliates for meetings with existing investors and any broker-dealers, registered investment advisors, financial and other advisors representing such existing investors; and
(xxxviii)	all other expenses incurred by the Administrator in connection with administering the Fund’s business.

With respect to (i) above, the Adviser has agreed to advance all of our organization and offering expenses on our behalf through the date on which we commence operations. Pursuant to the Expense Support and Conditional Reimbursement Agreement, the Adviser is obligated to advance all of our Other Operating Expenses (including organizational and offering expenses) to the effect that such expenses do not exceed 1.00% (on an annualized basis) of the Fund’s NAV. We will be obligated to reimburse the Adviser for such advanced expenses only if certain conditions are met. See “Expense Support Agreements.” Any reimbursements will not exceed actual expenses incurred by the Adviser and its affiliates.

From time to time, Antares Capital Credit (in its capacity as the Adviser and/or the Administrator) or its affiliates may pay third-party providers of goods or services. We will reimburse the Antares Capital Credit or such affiliates thereof for any such amounts paid on the Fund’s behalf. From time to time, Antares Capital Credit (in its capacity as the Adviser and/or the Administrator) may defer or waive fees and/or rights to be reimbursed for expenses. All of the foregoing expenses will ultimately be borne by our shareholders, unless waived.

Expense Support Agreements

We intend to enter into an Expense Support and Conditional Reimbursement Agreement with the Adviser. Pursuant to the Expense Support and Conditional Reimbursement Agreement, the Adviser will be obligated to advance all of our Other Operating Expenses to the effect that such expenses do not exceed 1.00% (on an annualized basis) of the Fund’s NAV. Any Required Expense Payment must be paid by the Adviser to us in any combination of cash or other immediately available funds and/or offset against amounts due from us to the Adviser or its affiliates.

The Adviser may elect to pay certain additional expenses on our behalf, provided that no portion of the payment will be used to pay any interest expense or distribution and/or shareholder servicing fees of the Fund. Any Voluntary Expense Payment that the Adviser has committed to pay must be paid by the Adviser to us in any combination of cash or other immediately available funds upon the request of the Fund, and/or offset against amounts due from us to the Adviser or its affiliates. “Other Operating Expenses” means the Fund’s total organization and offering expenses, professional fees, trustee fees, administration fees, and other general and administrative expenses (including the Fund’s allocable portion of compensation (including salaries, bonuses and benefits), overhead (including rent, office equipment and utilities) and other expenses incurred by the Administrator in performing its administrative obligations under the Administration Agreement), excluding the Management Fee and Incentive Fee owed to the Adviser, financing fees and costs, brokerage commissions, placement agent fees, costs and expenses of distributing and placing the Common Shares, extraordinary expenses and any interest expenses owed by the Fund, all as determined in accordance with GAAP.

Following any calendar month in which Available Operating Funds (as defined below) exceed the cumulative distributions accrued to the Fund’s shareholders based on distributions declared with respect to record dates occurring in such calendar month (the amount of such excess being hereinafter referred to as “Excess Operating Funds”), we shall pay such Excess Operating Funds, or a portion thereof, to the Adviser until such time as all Expense Payments made by the Adviser to the Fund within three years prior to the last business day of such calendar month have been reimbursed. Any payments required to be made by the Fund shall be referred to herein as a “Reimbursement Payment.” “Available Operating Funds” means the sum of (i) our net investment company taxable income (including net short-term capital gains reduced by net long-term capital losses), (ii) our net capital gains (including the excess

Plan of Operation	November 2024

of net long-term capital gains over net short-term capital losses) and (iii) dividends and other distributions paid to us on account of investments in portfolio companies (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).

No Reimbursement Payment for any month shall be made if: (1) the Effective Rate of Distributions Per Share declared by the Fund at the time of such Reimbursement Payment is less than the Effective Rate of Distributions Per Share at the time the Expense Payment was made to which such Reimbursement Payment relates, (2) the Fund’s Operating Expense Ratio at the time of such Reimbursement Payment is greater than the Operating Expense Ratio at the time the Expense Payment was made to which such Reimbursement Payment relate, or (3) the Fund’s Other Operating Expenses at the time of such Reimbursement Payment exceeds 1.00% of the Fund’s net asset value. “Effective Rate of Distributions Per Share” means the annualized rate (based on a 365 day year) of regular cash distributions per share exclusive of returns of capital, distribution rate reductions due to distribution and shareholder servicing fees, and declared special dividends or special distributions, if any. The “Operating Expense Ratio” is calculated by dividing Operating Expenses, less organizational and offering expenses, base management and incentive fees owed to the Adviser, shareholder servicing and/or distribution fees, and interest expense, by the Fund’s net assets. “Operating Expenses” means all of the Fund’s operating costs and expenses incurred, as determined in accordance with generally accepted accounting principles for investment companies.

The Fund’s obligation to make a Reimbursement Payment shall automatically become a liability of the Fund on the last business day of the applicable calendar month, except to the extent the Adviser has waived its right to receive such payment for the applicable month.

In addition, the Fund and the Adviser entered into a waiver letter agreement (the “Waiver Letter Agreement”), pursuant to which the Adviser agreed to waive any reimbursement by the Fund for any of the Fund’s organization expenses, operating expenses and offering expenses the Adviser incurs or has incurred on the Fund’s behalf in an aggregate amount not to exceed $2,000,000. The Waiver Letter Agreement includes reimbursement provisions substantially similar to the reimbursement provisions included in the Expense Support Agreement.

Financial Condition, Liquidity and Capital Resources

We expect to generate cash primarily from (i) the net proceeds of the offering, (ii) cash flows from our operations, (iii) any financing arrangements we may enter into in the future and (iv) any future offerings of our equity or debt securities. We intend to sell our Common Shares on a continuous monthly basis at a per share price equal to the then-current NAV per share.

Our primary uses of cash will be for (i) investments in portfolio companies and other investments, (ii) the cost of operations (including paying Antares Capital Credit (in its capacity as the Adviser and/or the Administrator)), (iii) cost of any borrowings or other financing arrangements and (iv) cash distributions to the holders of our Common Shares.

Net Worth of Sponsors

The NASAA, in its Omnibus Guidelines Statement of Policy adopted on March 29, 1992 and as amended on May 7, 2007 and from time to time (the “Omnibus Guidelines”), requires that our affiliates and Adviser, or our Sponsor as defined under the Omnibus Guidelines, have an aggregate financial net worth, exclusive of home, automobiles and home furnishings, of the greater of either $100,000, or 5.0% of the first $20 million of both the gross amount of securities currently being offered in this offering and the gross amount of any originally issued direct participation program securities sold by our affiliates and sponsors within the past 12 months, plus 1.0% of all amounts in excess of the first $20 million. Based on these requirements, our Adviser and its affiliates, while not liable directly or indirectly for any indebtedness we may incur, have an aggregate financial net worth in excess of those amounts required by the Omnibus Guidelines Statement of Policy.

Related-Party Transactions

We expect to enter into a number of business relationships with affiliated or related parties, including the Advisory Agreement and the Administration Agreement.

Plan of Operation	November 2024

In addition to the aforementioned agreements, we, our Adviser and certain of our Adviser’s affiliates have received an exemptive order from the SEC that permits us, among other things, to co-invest with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and/or its affiliates, subject to certain terms and conditions. We intend to co-invest with other funds managed by our Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors.

Critical Accounting Policies

This discussion of our expected operating plans is based upon our expected financial statements, which will be prepared in accordance with generally accepted accounting principles (“GAAP”). The preparation of the financial statements will require our management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. In addition, we will describe our critical accounting policies in the notes to our future financial statements.

Investments and Fair Value Measurements

The Fund is required to report its investments for which current market values are not readily available at fair value. The Fund values its investments in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements (“ASC 820”), which defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the applicable measurement date. ASC 820 prioritizes the use of observable market prices derived from such prices over entity-specific inputs. Due to the inherent uncertainties of valuation, certain estimated fair values may differ significantly from the values that would have been realized had a ready market for these investments existed, and these differences could be material. See “Determination of Net Asset Value” for more information on how we value our investments.

Revenue Recognition

Interest Income

Interest income is recorded on an accrual basis and includes the accretion of discounts and amortizations of premiums. Discounts from and premiums to par value on debt investments purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. The amortized cost of debt investments represents the original cost, including loan origination fees and upfront fees received that are deemed to be an adjustment to yield, adjusted for the accretion of discounts and amortization of premiums, if any. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees and unamortized discounts are recorded as interest income in the current period.

PIK Income

The Fund may have loans in its portfolio that contain PIK provisions. PIK represents interest that is accrued and recorded as interest income at the contractual rates, increases the loan principal on the respective capitalization dates, and is generally due at maturity. Such income is included in interest income in the Fund’s statement of operations. If at any point the Fund believes PIK is not expected to be realized, the investment generating PIK will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest is generally reversed through interest income. To maintain the Fund’s status as a RIC, this non-cash source of income must be paid out to shareholders in the form of dividends, even though the Fund has not yet collected cash.

Dividend Income

Dividend income on preferred equity securities is recorded on the accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly-traded portfolio companies.

Plan of Operation	November 2024

Fee Income

The Fund may receive various fees in the ordinary course of business such as structuring, consent, waiver, amendment, syndication fees as well as fees for managerial assistance rendered by the Fund to the portfolio companies. Such fees are recognized as income when earned or the services are rendered.

Non-Accrual Income

Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected in full. Accrued interest is generally reversed when a loan is placed on non-accrual status. Additionally, any original issue discount and market discount are no longer accreted to interest income as of the date the loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid current and, in management’s judgment, are likely to remain current. Management may make exceptions to this treatment and determine to not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection.

Distributions

To the extent that the Fund has taxable income available, the Fund intends to make monthly distributions to its shareholders. Distributions to shareholders are recorded on the record date. All distributions will be paid at the discretion of our Board and will depend on our earnings, financial condition, maintenance of our tax treatment as a RIC, compliance with applicable BDC regulations and such other factors as our Board may deem relevant from time to time. Although the gross distribution per share is generally equivalent for each share class, the net distribution for each share class is reduced for any class-specific expenses, including distribution and/or shareholder servicing fees, if any.

Income Taxes

The Fund intends to elect to be treated as a BDC under the 1940 Act. The Fund intends to elect to be treated, and intends to qualify each taxable year thereafter, as a RIC under the Code. So long as the Fund maintains its status as a RIC, it generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes at least annually to its shareholders as dividends. Rather, any tax liability related to income earned and distributed by the Fund would represent obligations of the Fund’s investors and would not be reflected in the financial statements of the Fund.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing its financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof.

To qualify for and maintain qualification as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements. In addition, to qualify for RIC tax treatment, the Fund must distribute to its shareholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” for that year (without regard to the deduction for dividends paid), which is generally its ordinary income plus the excess, if any, of its realized net short-term capital gains over its realized net long-term capital losses and (ii) its net tax-exempt income.

In addition, pursuant to the excise tax distribution requirements, the Fund is subject to a 4% nondeductible federal excise tax on undistributed income unless the Fund distributes in a timely manner in each taxable year an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in prior years. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax is considered to have been distributed.

Plan of Operation	November 2024

Contractual Obligations

We will enter into the Advisory Agreement with Antares Capital Credit (in its capacity as the Adviser) to provide us with investment advisory services and the Administration Agreement with Antares Capital Credit (in its capacity as the Administrator) to provide us with administrative services. Payments for investment advisory services under the Advisory Agreement and reimbursements under the Administration Agreement are described in “Advisory Agreement and Administration Agreement.”

We intend to establish one or more credit facilities or enter into other financing arrangements to facilitate investments and the timely payment of our expenses. It is anticipated that any such credit facilities will bear interest at floating rates at to-be-determined spreads over SOFR (or other applicable reference rate). We cannot assure shareholders that we will be able to enter into a credit facility on favorable terms or at all. In connection with a credit facility or other borrowings, lenders may require us to pledge assets, commitments and/or drawdowns (and the ability to enforce the payment thereof) and may ask to comply with positive or negative covenants that could have an effect on our operations.

Off-Balance Sheet Arrangements

Other than contractual commitments and other legal contingencies incurred in the normal course of our business, we do not expect to have any off-balance sheet financings or liabilities.

Quantitative and Qualitative Disclosures About Market Risk

We will be subject to financial market risks, including changes in interest rates. A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to the variable rate investments we may hold and to declines in the value of any fixed rate investments we may hold. A rise in interest rates would also be expected to lead to higher cost on our floating rate borrowings. If deemed prudent, we may use interest rate risk management techniques in an effort to minimize our exposure to interest rate fluctuations.

We plan to invest primarily in illiquid debt securities of private companies. Most of our investments will not have a readily available market price, and we will value these investments at fair value as determined in good faith pursuant to procedures adopted by, and under the oversight of, the Board in accordance with our valuation policy. There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. See “Determination of Net Asset Value.”

Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. We intend to fund portions of our investments with borrowings, and at such time, our net investment income will be affected by the difference between the rate at which we invest and the rate at which we borrow. Accordingly, we cannot assure shareholders that a significant change in market interest rates will not have a material adverse effect on our net investment income.

We may in the future hedge against interest rate fluctuations by using hedging instruments such as additional interest rate swaps, futures, options and forward contracts. While hedging activities may mitigate our exposure to adverse fluctuations in interest rates, certain hedging transactions that we may enter into in the future, such as interest rate swap agreements, may also limit our ability to participate in the benefits of changes in interest rates with respect to our portfolio investments.

Investment Objective and Strategies	November 2024

INVESTMENT OBJECTIVE AND STRATEGIES

We were formed on May 1, 2023, as a Delaware statutory trust. After filing this Registration Statement, we will file an election to be regulated as a BDC under the 1940 Act. We also intend to elect to be treated as soon as reasonably practical, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a BDC and a RIC, we will be required to comply with certain regulatory requirements.

Our investment objective is to provide risk-adjusted returns and current income to shareholders by investing primarily in loans to U.S. borrowers. Our investment strategy focuses primarily on private credit investments structured as Portfolio Loans to U.S. borrowers. The Fund is expected to acquire Portfolio Loans that have been sourced and underwritten (i.e., evaluated for associated potential risks) by Antares Parties or by other loan originators that can include, among others, joint ventures in which one or more Antares Parties have interests. A Portfolio Loan is one that the Fund may generally hold on its own or in a group with other Antares advised funds and accounts and/or third-party investors. Portfolio Loans are generally expected to have an average contractual term of five to seven years, with an expected life typically between three to four years. Unitranche loans represent a hybrid loan structure that combines senior debt and subordinated debt into one loan.

While our investment strategy primarily focuses on companies in the United States, we also intend to leverage Antares’ global presence to invest in companies in Canada, Europe and other locations outside the U.S., subject to compliance with BDC requirements to invest at least 70% of assets in “eligible portfolio companies.” The Fund’s subsidiaries’ principal investment strategies and associated principal risks will be consistent with the Fund’s principal investment strategies and associated principal risks.

Our investment strategy also includes a smaller allocation to more liquid credit investments such as broadly syndicated loans and corporate bonds. We intend to use these investments to maintain liquidity for our share repurchase program and manage cash before investing subscription proceeds into originated loans, while also seeking attractive investment returns. We may also invest in publicly traded securities of larger corporate issuers on an opportunistic basis when market conditions create compelling potential return opportunities, subject to compliance with BDC requirements to invest at least 70% of assets in “eligible portfolio companies.” Prior to raising sufficient capital, the portfolio may display a greater percentage of assets within liquid credit opportunities than we otherwise would expect for a fully invested portfolio.

Under normal circumstances, we will invest at least 80% of our total assets (net assets plus borrowings for investment purposes) in private credit investments, including Portfolio Loans. Such 80% policy is not a fundamental policy, as the term is defined under the 1940 Act. We expect that most of the Portfolio Loans will be senior secured loans consisting of term loans and/or related delayed draw term loans and/or revolving loans. A portion of the Fund’s investments may also be composed of “covenant-lite loans.” “Covenant-lite loans” contain limited, if any, financial covenants. Generally, covenant-lite loans either do not require the obligor to maintain debt service or other financial ratios or do not contain common restrictions on the ability of the obligor to change significantly its operations or to enter into other significant transactions that could affect its ability to repay such loans. For more information regarding the characteristics and risks associated with covenant-lite loans, see “Risk Factors – Investing in “Covenant—Lite” Loans Involves Certain Risks.” The private companies to which Portfolio Loans are made typically enter into senior secured loans in order to acquire capital for growth, acquisitions, recapitalizations, refinancings and leveraged buyouts. Such loans typically pay interest at rates determined periodically on the basis of a floating base lending rate plus a premium. The Adviser will seek to build an attractive, diversified portfolio of Portfolio Loans which, after acquisition by the Fund will be subject to active monitoring by the Adviser’s or its affiliates’ credit analysts and management team. Portfolio Loans are generally expected to have average maturity terms of 5-7 years. Originated loans are generally expected to be held by the Fund until maturity or until they are refinanced by the borrower. There are no limits on the amount of Portfolio Loans the Fund may originate to issuers in the same industry. We expect most of our debt investments will be unrated. When rated by a nationally recognized statistical ratings organization, our investments will generally carry a rating below investment grade (rated lower than “Baa3” by Moody’s Investor Service, Inc. or lower than “BBB-” by Standard & Poor’s Rating Services). Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value.

Investment Objective and Strategies	November 2024

Although not expected to be a primary component of our investment strategy, we may also make certain Opportunistic Investments, in each case taking into account availability of leverage for such investments and our target risk/return profile. We may, to a limited extent, invest in junior debt (whether secured or unsecured), including mezzanine loans, as part of our investment strategy and upon approval of each such investment by the Fund’s portfolio management team. We may also invest in preferred equity, or our debt investments may be accompanied by equity-related securities (such as options or warrants) and/or select common equity investments. While we expect that our assets will primarily be directly originated, we may also invest in structured products or broadly syndicated transactions. Our liquid credit instruments may include senior secured loans, senior secured bonds, high yield bonds and structured credit instruments.

We may enter into interest rate, foreign exchange, and/or other derivative arrangements to hedge against interest rate, currency, and/or other credit related risks through the use of futures, swaps, options and forward contracts. These hedging activities will be subject to the applicable legal and regulatory compliance requirements; however, there can be no assurance any hedging strategy employed will be successful. We may also seek to borrow capital in local currency as a means of hedging non-U.S. dollar denominated investments.

While we do not intend to invest in non-performing, defaulted or partially defaulted loans, it is possible that Portfolio Loans may become non-performing, defaulted or partially defaulted loans while owned by us. The Adviser believes that its consistent credit discipline, rigorous internal review processes and direct access to management positions allows it to quickly recognize when credits begin to deteriorate. Antares Capital maintains a dedicated team of credit advisory professionals with broad loan recovery capabilities, allowing the Fund to pursue recoveries and seek to avoid selling into dislocated markets.

We expect to invest in co-investment transactions with other Antares funds. See “Regulation—Affiliated Transactions” and “Conflicts of Interest—Co-Investment Transactions.”

Our investments are subject to a number of risks. See “Investment Objective and Strategies” and “Risk Factors.”

The Adviser and the Administrator

The Fund’s investment activities will be managed by Antares Capital Credit (in its capacity as the Adviser), an investment adviser registered with the SEC under the Advisers Act. Our Adviser will be responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments and monitoring our portfolio on an ongoing basis.

In its capacity as the Administrator, Antares Capital Credit will provide, or oversee the performance of, administrative and compliance services. We will reimburse the Administrator for its costs, expenses and the Fund’s allocable portion of compensation (including salaries, bonuses and benefits) of the Administrator’s personnel and the Administrator’s overhead (including rent, office equipment and utilities) and other expenses incurred by the Administrator in performing its administrative obligations under the Administration Agreement.

The Adviser is in the business of providing investment management services on a discretionary and non-discretionary basis to its clients (including, without limitation, the Fund and other clients) whose investment strategy is to invest primarily in secured loans sourced primarily by the Antares Platform. The Adviser has access to the same resources and investment personnel for the management of the Fund available throughout the Antares Platform pursuant to a shared services agreement (the “Shared Services Agreement”). The Adviser is a wholly-owned subsidiary of Antares Capital and is headquartered in Chicago, IL. Antares Capital, whose predecessor in interest was founded in 1996, is an indirect subsidiary of Antares Holdings and the ultimate owner of a majority of the partnership interests in Antares Holdings is the Canada Pension Plan Investment Board. Antares Holdings’ predecessor in interest was General Electric Capital Corporation. As of June 30, 2024, Antares had approximately $71.0 billion in CUMA.

Investment Objective and Strategies	November 2024

Market Opportunity

Current market conditions are expected to present attractive opportunities for the Fund to lend to PE sponsor-backed middle-market companies, specifically:

De-emphasis of Commercial and Investment Bank Services to Middle-Market Companies. Many commercial and investment banks have de-emphasized their services and product offerings to middle-market companies in favor of lending to large corporate clients and managing capital markets transactions. Additionally, bank lenders face regulatory constraints that are not applicable to the Fund in their ability to originate and hold loans and high-yield securities for PE sponsor-backed middle-market companies. These factors are expected to result in PE sponsor-backed middle-market companies continuing to seek non-bank funding sources, thereby generating new market opportunities for the Fund.

Limited Market Participants. There are a limited number of market participants willing to commit meaningful amounts of certain loans to PE sponsor-backed middle-market companies. PE sponsors and borrowers in the Fund’s market are expected to value the Fund’s ability to offer committed financing solutions, reducing execution risk. Given the size of the Antares Platform, the Fund has the ability to offer underwritten financing without reliance on syndication. However, given the scale of the Antares capital markets platform and network of institutional loan buyers, Antares also has the ability to offer syndicated execution. The combination of these capabilities is expected to be a key differentiating factor of the Fund in PE sponsor-backed middle-market lending.

Large Pool of Un-invested PE Capital for Middle-Market Businesses. There is a large pool of un-invested PE capital expected for middle-market businesses, which PE sponsors will seek to leverage by combining their equity investments with senior secured loans and unitranche debt from other sources such as the ones our platform provides. According to reports from PitchBook and Refinitiv LPC, as of the second quarter of 2024, PE sponsors have more than $965 billion of cumulative committed capital available (i.e., “dry powder”) and there are approximately $150 billion of sponsored middle market maturities estimated by 2027.

Disruption and Volatility in Credit Markets. Disruption and volatility occur periodically in the credit markets, which can reduce the supply of capital available from providers in the Fund’s market and in turn, to PE sponsor-backed middle-market companies. This is expected to result in additional opportunities for the Fund’s business as many lenders and investors often seek to invest in larger, more liquid offerings rather than middle-market offerings during such periods of volatility.

Size and Growth of Middle-Market Companies. Middle-market companies represent a large segment of the economy, and are expected to account for one-third of U.S. private sector employment. The size and potential growth of middle-market companies are expected to drive an ongoing need for credit in the future.

Whatever relationship any of the Antares Parties has with any of the PE sponsors, the Fund (and any other Antares affiliate also investing consistent with the 1940 Act and the exemptive order granted by the SEC) will have a direct contractual relationship with the borrower.

Potential Competitive Strengths

The Adviser believes that the Fund represents an attractive investment opportunity for prospective investors, distinguished by the following key characteristics:

Ability to Source Portfolio Loans from Antares Parties. The Adviser expects that most or all of the Fund’s Portfolio Loans will be sourced and originated by an Antares Party and that other Antares Parties will co-invest in Portfolio Loans at the same time as the Fund. By the time the Fund acquires any Portfolio Loan that has been sourced and originated by an Antares Party, such acquisition will have been approved by the Investment Committee of the Adviser. In addition, the Fund can acquire Portfolio Loans sourced, originated and sold by third parties unrelated to any Antares Party.

Investment Objective and Strategies	November 2024

Experienced, Credit-Driven Team with Strong Sourcing Ability. Antares maintains what it believes to be one of the broadest and longest-tenured coverage teams in the private equity sponsor market. Antares has a team of more than 20 direct sponsor coverage professionals. These investment professionals have cultivated long-term relationships with more than 400 private equity firms, in many cases extending back to such private equity firms’ founding. Due to these trusted, long-standing relationships, Antares is often granted the first and last look at transactions. This allows Antares to be highly selective in the credit it pursues.

Rigorous Credit Analysis and Investment Process. Antares’ investment approach is driven by a rigorous and team-oriented credit culture focused on delivering strong, risk-adjusted returns for its investors. Antares underwrites investment opportunities based primarily on the sustainability of the borrower’s cash flows and places emphasis on the following: (i) demonstrated, stable cash flow generation, (ii) borrower’s value proposition and competitive position in the marketplace, (iii) product, customer, supplier, end market and/or geographic diversification, (iv) management team depth and relevant experience, (v) borrower’s systems, procedures and reporting capabilities, and (vi) corporate finance exit alternatives. Each potential loan that is originated by an Antares Party will be subject to a rigorous credit analysis and investment process by Antares’ credit team.

Incumbency Advantage. As lead arranger on one of the largest portfolios of loans to middle market borrowers, Antares has extensive proprietary insight which it often leverages for swift, well-informed executions. Antares believes its historical knowledge and trusted relationships with private equity sponsors and their portfolio companies provide it the opportunity to make better credit decisions resulting in better credit performance. In many instances, tenure with borrowers allows for advantages in sponsor-to-sponsor sales and early awareness of follow-on financing needs and may result in opportunities to provide such financings on favorable pricing terms. Incumbent relationships also allow for a capacity hedge when leveraged buyout activity declines and transactions shift toward add-ons and recapitalizations.

Antares Direct Holdings of Senior Loans. Antares generally holds a portion of each senior loan it originates on its consolidated balance sheet, either directly or indirectly through its consolidated subsidiaries and/or through its direct or indirect interests in certain joint ventures that invest in such loans. Antares Direct Holdings are distinguishable from many competing lenders without a balance sheet of their own or with a more limited balance sheet. Antares’ philosophy with respect to the senior loans it sources and originates is commensurate with its proactive investment strategy and confidence in its capital recovery capabilities. Antares’ balance sheet hold also gives rise to certain conflicts of interest. See “Conflicts of Interest.”

The Board

Overall responsibility for the Fund’s oversight rests with the Board. We will enter into the Advisory Agreement with the Adviser, pursuant to which the Adviser will manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and other service providers in our operations in accordance with the provisions of the 1940 Act, the Fund’s Bylaws and applicable provisions of state and other laws. The Adviser will keep the Board well informed as to the Adviser’s activities on our behalf and our investment operations and provide the Board information with additional information as the Board may, from time to time, request. The Board is currently composed of five members, three of whom are Trustees who are not “interested persons” of the Fund or the Adviser as defined in the 1940 Act.

Investment Selection

Our investment activities are managed by our Adviser. Our Adviser is responsible for origination, underwriting, structuring and monitoring our investments and for allocating assets to be managed and invested by our Adviser for cash management purposes. The Fund is expected to acquire Portfolio Loans that have been sourced and originated by an Antares Party or by other loan originators that could include, among others, joint ventures in which one or more Antares Parties have, or had, interests.

Investment Objective and Strategies	November 2024

Screening/Early Read: Typically, a new opportunity is brought to the Antares Platform through Antares’ sponsor coverage investment professionals. The coverage professional writes a summary outlining the strengths, risks, key diligence items and initial leverage guidance. If the coverage professional identifies the opportunity as a transaction that the Antares Platform would like to pursue, the deal moves to the Screening Committee, which is comprised of three managing directors who evaluate the opportunity. Historically, over 50% of deals are declined during this phase. If the Screening Committee is supportive, a team of approximately three to four investment professionals is staffed on the transaction, which initiates the next phase.

Term Sheet/Exploratory Due Diligence: In addition to the sponsor coverage professionals, a deal team is typically made up of multiple credit professionals, including one senior credit professional (a managing director, senior vice president (“SVP”), or vice president), one assistant vice president and one associate or analyst). This team conducts due diligence, which may include the following: prepare a question list, attend management meetings, tour facilities, review the data room, conduct third-party industry calls, analyze the industry and competitive landscape, run financial models and evaluate corporate finance alternatives. This team will evaluate potential risks including business and operational complexity, industry cycles and macro trends, substitute products, industry and product innovation, regulatory environment, currency risk, labor, and raw material dependencies, among other factors. Additionally, the potential borrower’s historical financials are thoroughly analyzed. Fluctuations in revenue, margin and capital expenditure are analyzed to understand the key drivers (e.g., loss of a customer, product mix, pricing fluctuation, raw material price changes, macro industry trends, acquisition, etc.). Deal teams use this and other information to develop base case financial projections for the company. The deal team also develops downside projections based on scenarios to stress test the proposed capital structure. At this phase in the transaction, the deal is typically presented for approval to issue a term sheet or commitment subject to confirmatory diligence.

Commitment/Confirmatory Due Diligence: To finalize diligence, deal teams leverage the experience and insight from the potential borrower’s management team, the sponsor, the Antares portfolio, third-party industry reports and third-party industry experts. The deal team completes an accounting review/quality of earnings analysis, background checks, legal due diligence, customer calls, environmental assessments, insurance, system, regulatory and tax reviews. Based on this information, the deal team prepares a comprehensive memo which is submitted for approval by Antares Capital Advisers Investment Committee.

After confirmatory diligence and legal documentation are substantially complete, the deal team prepares a closing memo to highlight the final terms and any material changes since commitment approval. Any term outside of written deal team delegations must be formally approved.

Investment Committee

The investment activities of the Fund are under the direction of the Investment Committee and the Board. The Investment Committee is currently comprised of Timothy Lyne, Tyler Lindblad, Shannon Fritz, Michael Hynes, Vivek Mathew and Troy Unell. The day-to-day activities of the Fund are overseen by the Fund’s “Investment Team”, each member of which is an officer or employee of the Adviser or its affiliate, pursuant to the Shared Services Agreement with Antares Capital. The Investment Team includes individuals with substantial experience in both secured loan and public credit investing and risk management. The Adviser may change the composition of the Investment Committee and the Investment Team at any time, and the Adviser may add additional senior Investment Team members to the Investment Committee over time. The culmination of the private investment process is typically a comprehensive Investment Committee recommendation package that details the merits, risks and research conducted to reach the investment conclusion. This package is then presented, reviewed and deliberated by the Investment Team and the Investment Committee members during the Investment Committee meeting. The Investment Committee meeting is the forum in which Investment Committee members can raise key questions, counter opinions, and deliberate on the investment opportunity.

Portfolio Management

The management of our investment portfolio will be the responsibility of the Adviser and the Investment Committee. Mr. Lindblad is the lead portfolio manager of the Investment Team.

Antares is currently staffed with approximately 200 investment personnel, including the investment personnel noted above, and approximately 450 employees and may retain additional investment personnel in the future based upon its needs.

Investment Objective and Strategies	November 2024

Portfolio Investments

As of November 5, 2024, there were 600 investments having aggregate commitments/par amounts of $988,986, an aggregate cost of $705,349, and an aggregate fair value of $705,429. Below is a list of each investment in the Fund’s initial portfolio as of November 5, 2024.

Name and Address of Portfolio Company (1)	Footnotes	Industry	Type of Investment	Reference Rate and Spread (2)	Interest Rate Floor	Interest Rate	Maturity Date	Par Amount (7) (in thousands)	Amortized Cost (3) (in thousands)	Fair Value (in thousands)	Percentage of Total Investments Fair Value

GSP HOLDINGS, LLC 101 John Seitz Drive Brattleboro, Vermont 5301	(4)(5)(6)	Aerospace and Defense	First Lien Secured Term Loan	S + 5.50%	1.00%	10.21%	11/6/2025	100	100	100	0.01%
Lightbeam Bidco Inc. 6525 Shiloh Rd Suite 900, Alpharetta, GA 30005	(4)(6)	Air Freight and Logistics	First Lien Secured Delayed Draw Term Loan	S + 5.00%	0.75%	9.56%	5/6/2030	1,558	652	652	0.09%
Lightbeam Bidco Inc. 6525 Shiloh Rd Suite 900, Alpharetta, GA 30005	(4)	Air Freight and Logistics	First Lien Secured Term Loan	S + 5.00%	0.75%	9.56%	5/6/2030	4,951	4,951	4,951	0.70%
Lightbeam Bidco Inc. 6525 Shiloh Rd Suite 900, Alpharetta, GA 30005	(4)(6)	Air Freight and Logistics	First Lien Secured Revolver	S + 5.00%	0.75%	9.56%	5/4/2029	491	—	—	0.00%
COLLISION SP SUBCO, LLC 2300 Briggs Rd, Columbus, OH 43223	(4)	Automobile Components	First Lien Secured Term Loan	S + 5.50%	1.00%	10.06%	1/29/2030	1,953	1,953	1,953	0.28%
COLLISION SP SUBCO, LLC 2300 Briggs Rd, Columbus, OH 43223	(4)(6)	Automobile Components	First Lien Secured Revolver	S + 5.50%	1.00%	10.06%	1/29/2030	318	47	47	0.01%
COLLISION SP SUBCO, LLC 2300 Briggs Rd, Columbus, OH 43223	(4)(6)	Automobile Components	First Lien Secured Delayed Draw Term Loan	S + 5.50%	1.00%	9.91%	1/29/2030	1,136	378	378	0.05%
Enthusiast Auto Holdings, LLC 1000 Seville Rd Wadsworth, Ohio 44281	(4)	Automobile Components	First Lien Secured Term Loan	S + 5.00%	0.00%	9.76%	12/19/2025	180	180	180	0.03%
Enthusiast Auto Holdings, LLC 1000 Seville Rd Wadsworth, Ohio 44281	(4)	Automobile Components	First Lien Secured Term Loan	S + 6.25%	1.00%	11.01%	12/19/2025	5,756	5,756	5,756	0.82%
Enthusiast Auto Holdings, LLC 1000 Seville Rd Wadsworth, Ohio 44281	(4)(6)	Automobile Components	First Lien Secured Revolver	S + 5.00%	1.00%	9.66%	12/19/2025	64	—	—	0.00%
JHCC Holdings LLC 1318 Pike Rd Pike Road, Alabama 36064	(4)(6)	Automobile Components	First Lien Secured Revolver	P + 4.25%	1.00%	12.25%	9/9/2027	168	41	41	0.01%
JHCC Holdings LLC 1318 Pike Rd Pike Road, Alabama 36064	(4)	Automobile Components	First Lien Secured Term Loan	S + 5.25%	1.00%	9.81%	9/9/2027	1,472	1,466	1,466	0.21%
JHCC Holdings LLC 1318 Pike Rd Pike Road, Alabama 36064	(4)	Automobile Components	First Lien Secured Delayed Draw Term Loan	S + 5.25%	1.00%	9.81%	9/9/2027	426	424	424	0.06%
Majco LLC 14401 Princeton Ave Moorpark, California 93021	(4)	Automobile Components	First Lien Secured Term Loan	S + 4.50%	1.00%	9.21%	12/4/2028	200	200	200	0.03%
OAC Holdings I Corp. 1401 Valley View Lane, Suite 100 Irving, Texas 75061	(4)	Automobile Components	First Lien Secured Term Loan	S + 5.00%	1.00%	9.76%	3/30/2029	200	200	200	0.03%
Power Stop , LLC 6398 West 74th Street, Bedford Park, IL 60638	(4)	Automobile Components	First Lien Secured Term Loan	S + 4.75%	0.50%	9.31%	1/26/2029	200	200	193	0.03%
Quality Automotive Services, LLC 8000 Tower Point Dr Charlotte, North Carolina 28227	(4)	Automobile Components	First Lien Secured Delayed Draw Term Loan	S + 5.25%	1.00%	9.81%	7/16/2027	925	920	920	0.13%
Quality Automotive Services, LLC 8000 Tower Point Dr Charlotte, North Carolina 28227	(4)(6)	Automobile Components	First Lien Secured Delayed Draw Term Loan	S + 5.25%	1.00%	9.81%	7/16/2027	1,125	688	689	0.10%
Quality Automotive Services, LLC 8000 Tower Point Dr Charlotte, North Carolina 28227	(4)(6)	Automobile Components	First Lien Secured Revolver	S + 5.75%	1.00%	10.31%	7/16/2027	257	(1)	(1)	0.00%
Quality Automotive Services, LLC 8000 Tower Point Dr Charlotte, North Carolina 28227	(4)	Automobile Components	First Lien Secured Term Loan	S + 5.25%	1.00%	9.81%	7/16/2027	4,694	4,670	4,672	0.66%
Truck-Lite Co., LLC 20600 Civic Center Dr, Southfield, MI 48076	(4)(6)	Automobile Components	First Lien Secured Revolver	S + 5.75%	0.75%	10.31%	2/13/2030	176	176	176	0.02%
Truck-Lite Co., LLC 20600 Civic Center Dr, Southfield, MI 48076	(4)(6)	Automobile Components	First Lien Secured Delayed Draw Term Loan	S + 5.75%	0.75%	10.31%	2/13/2031	176	176	176	0.02%
Truck-Lite Co., LLC 20600 Civic Center Dr, Southfield, MI 48076	(4)	Automobile Components	First Lien Secured Term Loan	S + 5.75%	0.75%	10.31%	2/13/2031	1,616	1,616	1,616	0.23%
80/20, LLC 1701 S 400 E Columbia City, Indiana 46725	(4)	Building Products	First Lien Secured Term Loan	S + 5.25%	1.00%	9.81%	3/1/2027	200	199	199	0.03%

Investment Objective and Strategies	November 2024

Name and Address of Portfolio Company (1)	Footnotes	Industry	Type of Investment	Reference Rate and Spread (2)	Interest Rate Floor	Interest Rate	Maturity Date	Par Amount (7) (in thousands)	Amortized Cost (3) (in thousands)	Fair Value (in thousands)	Percentage of Total Investments Fair Value

MDC Interior Acquisition Inc 400 High Grove Blvd Glendale Heights, Illinois 60139	(4)	Building Products	First Lien Secured Term Loan	S + 5.00%	1.00%	9.56%	4/26/2030	312	310	310	0.04%
MDC Interior Acquisition Inc 400 High Grove Blvd Glendale Heights, Illinois 60139	(4)(6)	Building Products	First Lien Secured Revolver	S + 5.25%	1.00%	9.91%	4/26/2030	42	(0)	(0)	0.00%
SureWerx Purchaser III Inc. 325 Corporate Dr, Elgin, IL 60123	(4)(5)	Building Products	First Lien Secured Term Loan	S + 5.25%	0.75%	9.81%	12/28/2029	200	200	200	0.03%
WST USA Holdco, Inc. 5977 Trans-Canada Hwy Pointe-Claire, Quebec H9R	(4)(5)(6)	Building Products	First Lien Secured Delayed Draw Term Loan	S + 5.25%	1.00%	9.91%	3/31/2027	588	215	215	0.03%
WST USA Holdco, Inc. 5977 Trans-Canada Hwy Pointe-Claire, Quebec H9R	(4)(5)	Building Products	First Lien Secured Term Loan	S + 5.25%	1.00%	9.91%	3/31/2027	1,730	1,730	1,730	0.25%
Allworth Financial Group, L.P. 340 Palladio Pkwy Suite 501 Folsom, California 95630	(4)	Capital Markets	First Lien Secured Term Loan	S + 5.00%	1.00%	9.56%	12/23/2027	200	200	199	0.03%
Arax MidCo, LLC 667 Madison Ave 11th Floor New York, New York 10065	(4)(5)(6)	Capital Markets	First Lien Secured Revolver	S + 5.00%	1.00%	9.56%	4/11/2029	431	9	9	0.00%
Arax MidCo, LLC 667 Madison Ave 11th Floor New York, New York 10065	(4)(5)	Capital Markets	First Lien Secured Term Loan	S + 5.00%	1.00%	9.56%	4/11/2029	3,006	2,971	2,971	0.42%
Arax MidCo, LLC 667 Madison Ave 11th Floor New York, New York 10065	(4)(5)(6)	Capital Markets	First Lien Secured Delayed Draw Term Loan	S + 5.00%	1.00%	9.66%	4/11/2029	1,563	(18)	(18)	0.00%
Cub Financing Intermediate, LLC 701 S Carson Street Suite 200 Las Vegas, Nevada 89101	(4)	Capital Markets	First Lien Secured Term Loan	S + 4.75%	0.50%	9.31%	6/28/2030	3,790	3,771	3,771	0.53%
Cub Financing Intermediate, LLC 701 S Carson Street Suite 200 Las Vegas, Nevada 89101	(4)(6)	Capital Markets	First Lien Secured Delayed Draw Term Loan	S + 4.75%	0.50%	9.41%	6/28/2030	1,741	(9)	(9)	0.00%
Edgeco Buyer, Inc. 1251 Waterfront Pl Suite 510, Pittsburgh, PA 15222	(4)	Capital Markets	First Lien Secured Term Loan	S + 4.75%	1.00%	9.41%	6/1/2026	119	119	119	0.02%
Edgeco Buyer, Inc. 1251 Waterfront Pl Suite 510, Pittsburgh, PA 15222	(4)	Capital Markets	First Lien Secured Term Loan	S + 4.75%	1.00%	9.31%	6/1/2026	458	458	458	0.06%
Edgeco Buyer, Inc. 1251 Waterfront Pl Suite 510, Pittsburgh, PA 15222	(4)	Capital Markets	First Lien Secured Term Loan	S + 4.75%	1.00%	9.31%	6/1/2026	211	211	211	0.03%
Edgeco Buyer, Inc. 1251 Waterfront Pl Suite 510, Pittsburgh, PA 15222	(4)	Capital Markets	First Lien Secured Delayed Draw Term Loan	S + 4.75%	1.00%	9.31%	6/1/2026	485	485	485	0.07%
Edgeco Buyer, Inc. 1251 Waterfront Pl Suite 510, Pittsburgh, PA 15222	(4)(6)	Capital Markets	First Lien Secured Revolver	S + 4.75%	1.00%	9.31%	6/1/2026	27	10	10	0.00%
Edgeco Buyer, Inc. 1251 Waterfront Pl Suite 510, Pittsburgh, PA 15222	(4)	Capital Markets	First Lien Secured Term Loan	S + 4.75%	1.00%	9.31%	6/1/2026	5,700	5,700	5,700	0.81%
HighTower Holding, LLC 200 W Madison St 25th Floor, Suite 2500, Chicago, IL 60606	(4)(6)	Capital Markets	First Lien Secured Revolver	S + 3.75%	0.00%	8.31%	10/21/2027	100	—	—	0.00%
Lido Advisors, LLC 1875 Century Park East Suite 950, Los Angeles, CA 90067	(4)	Capital Markets	First Lien Secured Delayed Draw Term Loan	S + 4.75%	1.00%	9.31%	6/15/2029	200	199	199	0.03%
THE ULTIMUS GROUP MIDCO, LLC 80 Arkay Dr Suite 110 Hauppauge, New York 11788	(4)	Capital Markets	First Lien Secured Term Loan	S + 5.25%	0.75%	9.91%	3/7/2031	8,687	8,687	8,687	1.23%
THE ULTIMUS GROUP MIDCO, LLC 80 Arkay Dr Suite 110 Hauppauge, New York 11788	(4)(6)	Capital Markets	First Lien Secured Revolver	S + 5.25%	0.75%	9.81%	3/7/2030	868	—	—	0.00%
THE ULTIMUS GROUP MIDCO, LLC 80 Arkay Dr Suite 110 Hauppauge, New York 11788	(4)(6)	Capital Markets	First Lien Secured Delayed Draw Term Loan	S + 5.25%	0.75%	9.81%	3/7/2031	1,302	—	—	0.00%
Aurora Plastics, LLC 9280 Jefferson St Streetsboro, Ohio 44241	(4)	Chemicals	First Lien Secured Delayed Draw Term Loan	S + 4.75%	0.75%	9.51%	8/10/2028	1,423	1,423	1,423	0.20%
Aurora Plastics, LLC 9280 Jefferson St Streetsboro, Ohio 44241	(4)	Chemicals	First Lien Secured Term Loan	S + 4.75%	0.75%	9.51%	8/10/2028	5,577	5,577	5,577	0.79%
AURORIUM GLOBAL HOLDINGS LLC 201 N Illinois St Suite 1800 Indianapolis, Indiana 46204	(4)	Chemicals	First Lien Secured Term Loan	S + 5.75%	0.75%	10.46%	12/22/2027	100	99	99	0.01%
Boulder Scientific Company, LLC 598 3rd St Mead, Colorado 80542	(4)(5)	Chemicals	First Lien Secured Term Loan	S + 5.00%	0.00%	9.71%	12/28/2025	100	99	99	0.01%

Investment Objective and Strategies	November 2024

Name and Address of Portfolio Company (1)	Footnotes	Industry	Type of Investment	Reference Rate and Spread (2)	Interest Rate Floor	Interest Rate	Maturity Date	Par Amount (7) (in thousands)	Amortized Cost (3) (in thousands)	Fair Value (in thousands)	Percentage of Total Investments Fair Value

CHARKIT CHEMICAL COMPANY, LLC 32 Haviland St Norwalk, Connecticut 6854	(4)	Chemicals	First Lien Secured Term Loan	S + 4.88%	1.00%	9.64%	12/29/2026	100	99	99	0.01%
DCG Acquisition Corp. 3630 East Kemper Road Sharonville, Ohio 45241	(4)	Chemicals	First Lien Secured Term Loan	S + 4.75%	0.75%	9.41%	6/13/2031	6,991	6,991	7,017	0.99%
DCG Acquisition Corp. 3630 East Kemper Road Sharonville, Ohio 45241	(4)(6)	Chemicals	First Lien Secured Delayed Draw Term Loan	S + 4.75%	0.75%	9.41%	6/13/2031	1,169	1,169	1,169	0.17%
Formulations Parent Corp. 375 University Ave Westwood, Massachusetts 2090	(4)(6)	Chemicals	First Lien Secured Revolver	S + 5.75%	0.75%	10.31%	11/15/2029	100	(0)	(0)	0.00%
Hasa Acquisition, LLC 25152 Springfield Court Suite 300 Valencia, California 91355	(4)	Chemicals	First Lien Secured Term Loan	S + 5.00%	1.00%	9.56%	1/10/2029	200	200	200	0.03%
Highline Aftermarket Acquisition, LLC 4500 Malone Rd, Memphis, TN 38118	(4)(6)	Chemicals	First Lien Secured Revolver	S + 3.75%	0.00%	8.31%	8/10/2027	100	—	—	0.00%
Lubricant Engineers 1919 E Tulsa St Wichita, Kansas 67216	(4)	Chemicals	First Lien Secured Term Loan	S + 6.00%	1.00%	10.56%	9/1/2029	200	200	200	0.03%
POTTERS INDUSTRIES LLC P.O. Box 840, Valley Forge, PA 19460	(4)(6)	Chemicals	First Lien Secured Revolver	S + 3.75%	0.00%	8.41%	9/14/2027	100	8	8	0.00%
ROCKET BIDCO, INC. 850 Montée de Liesse, Saint-Laurent, QUE H4T 1N8	(4)	Chemicals	First Lien Secured Term Loan	C + 5.75%	0.00%	9.59%	11/1/2030	200	144	144	0.02%
Ares Holdings, LLC 1045 S John Rodes Blvd Melbourne, Florida 32904	(4)	Commercial Services and Supplies	First Lien Secured Term Loan	S + 5.00%	1.00%	9.56%	11/18/2027	200	199	199	0.03%
AWP Group Holdings, Inc. 4244 Mount Pleasant St NW North Canton, Ohio 44720	(4)	Commercial Services and Supplies	First Lien Secured Term Loan	S + 4.75%	1.00%	9.41%	12/23/2030	14,395	14,324	14,325	2.03%
AWP Group Holdings, Inc. 4244 Mount Pleasant St NW North Canton, Ohio 44720	(4)(6)	Commercial Services and Supplies	First Lien Secured Revolver	S + 4.75%	1.00%	9.41%	12/23/2030	320	(2)	(2)	0.00%
CoolSys, Inc. 145 S State College Blvd Suite 200, Brea, CA 92821	(4)(6)	Commercial Services and Supplies	First Lien Secured Term Loan	S + 4.75%	0.75%	9.57%	8/11/2028	200	197	197	0.03%
DENALI BUYERCO LLC 2500 Lexington Ave S, Mendota Heights, MN 55120	(4)	Commercial Services and Supplies	First Lien Secured Term Loan	S + 5.50%	0.75%	10.06%	9/15/2028	4,837	4,837	4,837	0.69%
DENALI BUYERCO LLC 2500 Lexington Ave S, Mendota Heights, MN 55120	(4)(6)	Commercial Services and Supplies	First Lien Secured Delayed Draw Term Loan	S + 5.50%	0.75%	10.06%	9/15/2028	7,588	2,266	2,266	0.32%
EXT Acquisitions, Inc. 5409 Hamlet Dr Findlay, Ohio 45840	(4)	Commercial Services and Supplies	First Lien Secured Term Loan	S + 5.00%	1.00%	9.71%	6/26/2026	200	200	200	0.03%
FL Hawk Intermediate Holdings, Inc. 3145 Medlock Bridge Rd Norcross, Georgia 30071	(4)	Commercial Services and Supplies	First Lien Secured Term Loan	S + 4.50%	1.00%	9.06%	2/22/2030	466	466	464	0.07%
FL Hawk Intermediate Holdings, Inc. 3145 Medlock Bridge Rd Norcross, Georgia 30071	(4)	Commercial Services and Supplies	First Lien Secured Term Loan	S + 4.50%	1.00%	9.06%	2/22/2030	502	502	499	0.07%
Fresh Holdco, Inc. 3810 Shutterfly Rd. Charlotte, North Carolina 28217	(4)	Commercial Services and Supplies	First Lien Secured Term Loan	S + 5.25%	1.00%	9.91%	1/24/2026	200	200	200	0.03%
HeartLand PPC Buyer, LLC 1200 Main St 42nd Floor Kansas City, Missouri 64105	(4)(6)	Commercial Services and Supplies	First Lien Secured Delayed Draw Term Loan	S + 5.25%	0.75%	9.81%	12/12/2029	866	210	210	0.03%
HeartLand PPC Buyer, LLC 1200 Main St 42nd Floor Kansas City, Missouri 64105	(4)(6)	Commercial Services and Supplies	First Lien Secured Revolver	S + 5.25%	0.75%	9.91%	12/12/2029	297	66	66	0.01%
HeartLand PPC Buyer, LLC 1200 Main St 42nd Floor Kansas City, Missouri 64105	(4)	Commercial Services and Supplies	First Lien Secured Term Loan	S + 5.25%	0.75%	9.81%	12/12/2029	5,837	5,768	5,768	0.82%
Hercules Borrower LLC 412 Georgia Ave Suite 300, Chattanooga, TN 37403	(4)	Commercial Services and Supplies	First Lien Secured Delayed Draw Term Loan	S + 5.50%	1.00%	10.16%	12/15/2026	271	268	271	0.04%
Hercules Borrower LLC 412 Georgia Ave Suite 300, Chattanooga, TN 37403	(4)	Commercial Services and Supplies	First Lien Secured Term Loan	S + 5.50%	1.00%	10.06%	12/15/2026	46	46	46	0.01%
Hercules Borrower LLC 412 Georgia Ave Suite 300, Chattanooga, TN 37403	(4)(6)	Commercial Services and Supplies	First Lien Secured Revolver	S + 6.25%	1.00%	11.01%	12/15/2026	459	(4)	—	0.00%
Hercules Borrower LLC 412 Georgia Ave Suite 300, Chattanooga, TN 37403	(4)	Commercial Services and Supplies	First Lien Secured Term Loan	S + 5.50%	1.00%	10.16%	12/15/2026	3,224	3,195	3,224	0.46%

Investment Objective and Strategies	November 2024

Name and Address of Portfolio Company (1)	Footnotes	Industry	Type of Investment	Reference Rate and Spread (2)	Interest Rate Floor	Interest Rate	Maturity Date	Par Amount (7) (in thousands)	Amortized Cost (3) (in thousands)	Fair Value (in thousands)	Percentage of Total Investments Fair Value

High Bar Brands Operating, LLC 740 Minnesota Ave Owatonna, Minnesota 55060	(4)(5)	Commercial Services and Supplies	First Lien Secured Term Loan	S + 5.00%	1.00%	9.56%	12/19/2029	200	198	198	0.03%
HP RSS Buyer, Inc. 11620 Arbor St Suite 101, Omaha, NE 68144	(4)(6)	Commercial Services and Supplies	First Lien Secured Term Loan	S + 5.00%	0.75%	9.56%	12/11/2029	853	844	844	0.12%
HP RSS Buyer, Inc. 11620 Arbor St Suite 101, Omaha, NE 68144	(4)(6)	Commercial Services and Supplies	First Lien Secured Delayed Draw Term Loan	S + 4.75%	0.75%	9.31%	12/11/2029	3,497	254	254	0.04%
HP RSS Buyer, Inc. 11620 Arbor St Suite 101, Omaha, NE 68144	(4)	Commercial Services and Supplies	First Lien Secured Term Loan	S + 5.00%	0.75%	9.56%	12/11/2029	283	280	280	0.04%
HP RSS Buyer, Inc. 11620 Arbor St Suite 101, Omaha, NE 68144	(4)	Commercial Services and Supplies	First Lien Secured Term Loan	S + 5.00%	0.75%	9.56%	12/11/2029	1,325	1,312	1,312	0.19%
Liquid Environmental Solutions Corporation 7651 Esters Boulevard Suite 200 Irving, Texas 75036	(4)	Commercial Services and Supplies	First Lien Secured Term Loan	S + 4.75%	1.00%	9.41%	5/31/2026	100	99	99	0.01%
Monarch Landscape Holdings, LLC 550 S Hope St Suite 1675, Los Angeles, CA 90071	(4)	Commercial Services and Supplies	First Lien Secured Term Loan	S + 5.00%	0.75%	9.56%	10/2/2028	200	199	199	0.03%
Onyx-Fire Protection Services Inc. 400 Matheson Blvd W, Mississauga, ONT L5R 0H1	(4)(5)(6)	Commercial Services and Supplies	First Lien Secured Delayed Draw Term Loan	S + 4.50%	0.75%	9.16%	7/31/2031	1,671	(6)	(6)	0.00%
Onyx-Fire Protection Services Inc. 400 Matheson Blvd W, Mississauga, ONT L5R 0H1	(4)(5)(6)	Commercial Services and Supplies	First Lien Secured Revolver	S + 4.50%	0.75%	9.16%	7/31/2031	2,149	(7)	(7)	0.00%
Onyx-Fire Protection Services Inc. 400 Matheson Blvd W, Mississauga, ONT L5R 0H1	(4)(5)	Commercial Services and Supplies	First Lien Secured Term Loan	C + 4.50%	0.75%	8.34%	7/31/2031	8,357	5,969	5,969	0.85%
Palmetto Acquisitionco Inc. 410 E Washington St, Greenville, SC 29601	(4)	Commercial Services and Supplies	First Lien Secured Term Loan	S + 5.75%	1.00%	10.31%	9/18/2029	200	200	200	0.03%
Pavion Corp. 4151 Lafayette Center Dr Suite 700, Chantilly, VA 20151	(4)	Commercial Services and Supplies	First Lien Secured Term Loan	S + 5.75%	0.75%	10.31%	10/30/2030	200	200	200	0.03%
Rotating Machinery Services, Inc. 2760 Baglyos Circle, Bethlehem, PA 18020	(4)	Commercial Services and Supplies	First Lien Secured Term Loan	S + 5.25%	0.00%	9.96%	6/10/2025	200	200	200	0.03%
SERVICE LOGIC ACQUISITION, INC. 650 S Tryon St Suite 1000, Charlotte, NC 28202	(4)(6)	Commercial Services and Supplies	First Lien Secured Revolver	S + 3.50%	0.00%	8.06%	10/30/2025	100	—	—	0.00%
The Hiller Companies, LLC 3751 Joy Springs Dr, Mobile, AL 36693	(4)(6)	Commercial Services and Supplies	First Lien Secured Delayed Draw Term Loan	S + 5.00%	0.75%	9.56%	6/20/2030	2,057	508	508	0.07%
The Hiller Companies, LLC 3751 Joy Springs Dr, Mobile, AL 36693	(4)(6)	Commercial Services and Supplies	First Lien Secured Revolver	S + 5.00%	0.75%	9.66%	6/20/2030	1,299	(6)	(6)	0.00%
The Hiller Companies, LLC 3751 Joy Springs Dr, Mobile, AL 36693	(4)	Commercial Services and Supplies	First Lien Secured Term Loan	S + 5.00%	0.75%	9.66%	6/20/2030	7,469	7,432	7,432	1.05%
Thermostat Purchaser III, Inc. 10 Parkway N Suite 100, Deerfield, IL 60015	(4)	Commercial Services and Supplies	First Lien Secured Term Loan	S + 4.25%	0.75%	8.96%	8/31/2028	200	200	200	0.03%
Valet Waste Holdings, Inc. 10150 Highland Manor Drive Suite 120 Tampa, Florida 33610	(4)	Commercial Services and Supplies	First Lien Secured Term Loan	S + 5.75%	1.00%	10.41%	5/1/2029	5,237	5,184	5,184	0.73%
Valet Waste Holdings, Inc. 10150 Highland Manor Drive Suite 120 Tampa, Florida 33610	(4)(6)	Commercial Services and Supplies	First Lien Secured Delayed Draw Term Loan	S + 5.75%	1.00%	10.41%	5/1/2029	7,213	(72)	(72)	—0.01%
WRE Holding Corp. 46 Lizotte Dr Suite 1000, Marlborough, MA 1752	(4)(6)	Commercial Services and Supplies	First Lien Secured Delayed Draw Term Loan	S + 5.00%	0.75%	9.41%	7/2/2031	592	175	175	0.02%
WRE Holding Corp. 46 Lizotte Dr Suite 1000, Marlborough, MA 1752	(4)(6)	Commercial Services and Supplies	First Lien Secured Revolver	S + 5.00%	0.75%	9.66%	7/2/2030	316	(1)	(1)	0.00%
WRE Holding Corp. 46 Lizotte Dr Suite 1000, Marlborough, MA 1752	(4)	Commercial Services and Supplies	First Lien Secured Term Loan	S + 5.00%	0.75%	9.41%	7/2/2031	2,316	2,305	2,305	0.33%
YLG Holdings, Inc. PO Box 849 Bunnell, Florida 32110	(4)	Commercial Services and Supplies	First Lien Secured Delayed Draw Term Loan	S + 5.00%	0.75%	9.56%	10/30/2026	886	883	883	0.13%
YLG Holdings, Inc. PO Box 849 Bunnell, Florida 32110	(4)	Commercial Services and Supplies	First Lien Secured Term Loan	S + 5.00%	0.75%	9.56%	10/30/2026	475	474	474	0.07%
YLG Holdings, Inc. PO Box 849 Bunnell, Florida 32110	(4)(6)	Commercial Services and Supplies	First Lien Secured Delayed Draw Term Loan	S + 5.00%	0.75%	9.56%	10/30/2026	413	11	11	0.00%
YLG Holdings, Inc. PO Box 849 Bunnell, Florida 32110	(4)	Commercial Services and Supplies	First Lien Secured Delayed Draw Term Loan	S + 5.00%	0.75%	9.56%	10/30/2026	1,227	1,223	1,223	0.17%
YLG Holdings, Inc. PO Box 849 Bunnell, Florida 32110	(4)	Commercial Services and Supplies	First Lien Secured Delayed Draw Term Loan	S + 5.00%	0.75%	9.56%	10/30/2026	285	284	284	0.04%

Investment Objective and Strategies	November 2024

Name and Address of Portfolio Company (1)	Footnotes	Industry	Type of Investment	Reference Rate and Spread (2)	Interest Rate Floor	Interest Rate	Maturity Date	Par Amount (7) (in thousands)	Amortized Cost (3) (in thousands)	Fair Value (in thousands)	Percentage of Total Investments Fair Value

YLG Holdings, Inc. PO Box 849 Bunnell, Florida 32110	(4)(6)	Commercial Services and Supplies	First Lien Secured Revolver	S + 5.00%	0.75%	9.56%	10/30/2026	497	29	29	0.00%
YLG Holdings, Inc. PO Box 849 Bunnell, Florida 32110	(4)	Commercial Services and Supplies	First Lien Secured Term Loan	S + 5.00%	0.75%	9.56%	10/30/2026	3,218	3,210	3,210	0.46%
Zinc Buyer Corporation 1014 S Wall Ave Post Office Box 1086 Joplin, Missouri 64801	(4)	Commercial Services and Supplies	First Lien Secured Term Loan	S + 4.75%	0.75%	9.31%	7/24/2031	5,517	5,477	5,477	0.78%
Zinc Buyer Corporation 1014 S Wall Ave Post Office Box 1086 Joplin, Missouri 64801	(4)(6)	Commercial Services and Supplies	First Lien Secured Revolver	S + 4.75%	0.75%	9.31%	7/24/2031	790	(6)	(6)	0.00%
Zinc Buyer Corporation 1014 S Wall Ave Post Office Box 1086 Joplin, Missouri 64801	(4)(6)	Commercial Services and Supplies	First Lien Secured Delayed Draw Term Loan	S + 4.75%	0.75%	9.31%	7/24/2031	2,493	(18)	(18)	0.00%
Zone Climate Services, Inc. 370 N Wabasha Street St Paul, Minnesota 55102-2233	(4)(6)	Commercial Services and Supplies	First Lien Secured Revolver	S + 5.75%	1.00%	10.46%	3/9/2028	636	321	321	0.05%
Zone Climate Services, Inc. 370 N Wabasha Street St Paul, Minnesota 55102-2233	(4)(6)	Commercial Services and Supplies	First Lien Secured Delayed Draw Term Loan	S + 6.00%	1.00%	10.56%	3/9/2028	3,182	(41)	(41)	—0.01%
CLS MANAGEMENT SERVICES, LLC 2245 Texas Dr Suite 200, Sugar Land, TX 77479	(4)	Construction & Engineering	First Lien Secured Term Loan	S + 4.75%	1.00%	9.31%	3/27/2030	200	198	198	0.03%
FR Vision Holdings Inc 575 Broadway Suite 301, Albany, NY 12207	(4)	Construction & Engineering	First Lien Secured Term Loan	S + 5.50%	0.75%	10.06%	1/20/2031	3,056	3,056	3,056	0.43%
FR Vision Holdings Inc 575 Broadway Suite 301, Albany, NY 12207	(4)(6)	Construction & Engineering	First Lien Secured Revolver	S + 5.50%	0.75%	10.06%	1/22/2030	248	—	—	0.00%
FR Vision Holdings Inc 575 Broadway Suite 301, Albany, NY 12207	(4)(6)	Construction & Engineering	First Lien Secured Delayed Draw Term Loan	S + 5.50%	0.75%	10.06%	1/20/2031	989	257	257	0.04%
Hydraulic Technologies USA LLC 5885 11th Street Rockford, Illinois 61109	(4)	Construction & Engineering	First Lien Secured Term Loan	S + 5.50%	1.00%	10.06%	6/3/2031	839	824	824	0.12%
Hydraulic Technologies USA LLC 5885 11th Street Rockford, Illinois 61109	(4)(6)	Construction & Engineering	First Lien Secured Revolver	S + 5.50%	1.00%	10.16%	6/3/2030	114	(2)	(2)	0.00%
Kleinfelder Intermediate LLC 770 1st Ave Suite 400, San Diego, CA 92101	(4)	Construction & Engineering	First Lien Secured Term Loan	S + 6.25%	0.75%	10.81%	9/18/2030	200	200	200	0.03%
MEI Buyer LLC 910 10th St Suite G Plano, Texas 75074	(4)	Construction & Engineering	First Lien Secured Term Loan	S + 5.00%	1.00%	9.66%	6/29/2029	200	200	200	0.03%
Trilon Group, LLC 1200 17th St Suite 860, Denver, CO 80202	(4)(6)	Construction & Engineering	First Lien Secured Delayed Draw Term Loan	S + 5.50%	1.00%	10.21%	5/29/2029	4,041	847	847	0.12%
Trilon Group, LLC 1200 17th St Suite 860, Denver, CO 80202	(4)	Construction & Engineering	First Lien Secured Term Loan	S + 5.50%	1.00%	10.06%	5/29/2029	1,206	1,198	1,198	0.17%
Trilon Group, LLC 1200 17th St Suite 860, Denver, CO 80202	(4)(6)	Construction & Engineering	First Lien Secured Revolver	S + 5.50%	1.00%	10.21%	5/29/2029	1,212	126	126	0.02%
Arrow Tru-Line Holding, LLC 2211 S Defiance St Archbold, Ohio 43502	(4)	Construction Materials	First Lien Secured Term Loan	S + 5.63%	1.00%	10.40%	9/20/2027	200	199	199	0.03%
Pearlman Enterprises Inc. PO Box 1767 Norcross, Georgia 30091	(4)	Construction Materials	First Lien Secured Term Loan	S + 4.50%	0.10%	9.26%	5/5/2027	200	196	196	0.03%
Red Fox CD Acquisition Corporation 3064 Salem Industrial Dr, Winston-Salem, NC 27127	(4)(6)	Construction Materials	First Lien Secured Delayed Draw Term Loan	S + 6.00%	1.00%	10.56%	3/4/2030	10,748	6,651	6,651	0.94%
Anchor Packaging, LLC 13515 Barrett Parkway Dr Suite 100, Ballwin, MO 63021	(4)(6)	Containers and Packaging	First Lien Secured Revolver	S + 3.75%	0.00%	8.31%	4/17/2029	100	—	—	0.00%
CFs Brands, LLC 4711 E Hefner Rd Oklahoma City, Oklahoma 73131	(4)(6)	Containers and Packaging	First Lien Secured Delayed Draw Term Loan	S + 5.75%	1.00%	10.41%	10/2/2030	169	—	—	0.00%
CFs Brands, LLC 4711 E Hefner Rd Oklahoma City, Oklahoma 73131	(4)(6)	Containers and Packaging	First Lien Secured Revolver	S + 6.00%	1.00%	10.66%	10/2/2029	493	—	—	0.00%
CFs Brands, LLC 4711 E Hefner Rd Oklahoma City, Oklahoma 73131	(4)	Containers and Packaging	First Lien Secured Term Loan	S + 5.75%	1.00%	10.41%	10/2/2030	3,338	3,338	3,338	0.47%
Cold Chain Technologies, LLC 135 Constitution Blvd Franklin, Massachusetts 2038	(4)	Containers and Packaging	First Lien Secured Term Loan	S + 5.75%	2.00%	10.31%	7/2/2026	2,500	2,500	2,494	0.35%
Cold Chain Technologies, LLC 135 Constitution Blvd Franklin, Massachusetts 2038	(4)	Containers and Packaging	First Lien Secured Term Loan	S + 5.75%	1.00%	10.31%	7/2/2026	2,313	2,313	2,307	0.33%
Cold Chain Technologies, LLC 135 Constitution Blvd Franklin, Massachusetts 2038	(4)	Containers and Packaging	First Lien Secured Term Loan	S + 5.75%	0.00%	10.31%	7/2/2026	4,165	4,165	4,155	0.59%

Investment Objective and Strategies	November 2024

Name and Address of Portfolio Company (1)	Footnotes	Industry	Type of Investment	Reference Rate and Spread (2)	Interest Rate Floor	Interest Rate	Maturity Date	Par Amount (7) (in thousands)	Amortized Cost (3) (in thousands)	Fair Value (in thousands)	Percentage of Total Investments Fair Value

Cold Chain Technologies, LLC 135 Constitution Blvd Franklin, Massachusetts 2038	(4)(6)	Containers and Packaging	First Lien Secured Revolver	S + 5.75%	1.00%	10.31%	7/2/2026	522	—	(1)	0.00%
Nelipak Holding Company 21 Amflex Dr, Cranston, RI 2921	(4)	Containers and Packaging	First Lien Secured Term Loan	S + 5.50%	1.00%	10.06%	3/26/2031	6,424	6,424	6,424	0.91%
Nelipak Holding Company 21 Amflex Dr, Cranston, RI 2921	(4)(6)	Containers and Packaging	First Lien Secured Revolver	S + 5.50%	1.00%	10.16%	3/26/2031	1,855	705	705	0.10%
Nelipak Holding Company 21 Amflex Dr, Cranston, RI 2921	(4)(6)	Containers and Packaging	First Lien Secured Delayed Draw Term Loan	S + 5.50%	1.00%	10.06%	3/26/2031	2,486	—	—	0.00%
Packaging Coordinators Midco, Inc. 3001 Red Lion Rd, Philadelphia, PA 19114	(4)(6)	Containers and Packaging	First Lien Secured Revolver	S + 3.50%	0.00%	8.06%	8/31/2027	100	—	—	0.00%
PG Buyer, LLC 3555 Moser St, Oshkosh, WI 54901	(4)	Containers and Packaging	First Lien Secured Term Loan	S + 4.25%	1.00%	8.66%	3/2/2026	200	200	200	0.03%
PLZ CORP. 2651 Warrenville Road Downers Grove, Illinois 60515	(4)	Containers and Packaging	First Lien Secured Term Loan	S + 3.50%	0.75%	8.27%	8/3/2026	100	93	93	0.01%
PROAMPAC PG BORROWER LLC 12025 Tricon Rd, Cincinnati, OH 45246	(4)(6)	Containers and Packaging	First Lien Secured Revolver	S + 3.75%	0.00%	8.41%	6/16/2028	100	14	14	0.00%
Rohrer Corp. Post Office Circle Wadsworth, Ohio 43537	(4)	Containers and Packaging	First Lien Secured Term Loan	S + 5.00%	0.00%	9.66%	3/15/2027	200	200	200	0.03%
St Athena Global LLC West Federal Street, Youngstown, OH 44503	(4)(5)(6)	Containers and Packaging	First Lien Secured Delayed Draw Term Loan	S + 5.25%	0.75%	9.91%	6/26/2030	213	(2)	(2)	0.00%
St Athena Global LLC West Federal Street, Youngstown, OH 44503	(4)(5)	Containers and Packaging	First Lien Secured Term Loan	SON + 5.25%	0.75%	10.20%	6/26/2030	2,297	2,933	2,933	0.42%
St Athena Global LLC West Federal Street, Youngstown, OH 44503	(4)(5)(6)	Containers and Packaging	First Lien Secured Revolver	S + 5.25%	0.75%	9.91%	6/26/2029	590	73	73	0.01%
St Athena Global LLC West Federal Street, Youngstown, OH 44503	(4)(5)	Containers and Packaging	First Lien Secured Term Loan	S + 5.25%	0.75%	9.81%	6/26/2030	3,900	3,861	3,861	0.55%
Tank Holding Corp. 6940 O St Suite 100 Lincoln, Nebraska 68510	(4)	Containers and Packaging	First Lien Secured Term Loan	S + 5.75%	0.75%	10.41%	3/31/2028	200	197	197	0.03%
TECHNIMARK HOLDINGS LLC 180 Commerce Pl, Asheboro, NC 27203	(4)	Containers and Packaging	Second Lien Secured Term Loan	S + 6.00%	0.75%	10.66%	4/14/2032	200	199	200	0.03%
TRICORBRAUN HOLDINGS, INC. 10330 Old Olive Street Rd., St. Louis, MO 63141-5922	(4)	Containers and Packaging	First Lien Secured Term Loan	S + 3.25%	0.50%	7.91%	3/3/2028	100	98	99	0.01%
Aurora Parts & Accessories LLC 500 S Enterprise Blvd Lebanon, Indiana 46052	(4)(6)	Distributors	First Lien Secured Term Loan	S + 5.50%	1.00%	10.21%	1/13/2029	100	99	99	0.01%
BC Group Holdings, Inc. 200 W Monroe St Chicago, Illinois 60606	(4)(6)	Distributors	First Lien Secured Delayed Draw Term Loan	S + 5.00%	0.75%	9.56%	12/21/2026	6,748	788	793	0.11%
BC Group Holdings, Inc. 200 W Monroe St Chicago, Illinois 60606	(4)	Distributors	First Lien Secured Term Loan	S + 5.00%	0.75%	9.56%	12/21/2026	2,033	2,013	2,015	0.29%
BC Group Holdings, Inc. 200 W Monroe St Chicago, Illinois 60606	(4)	Distributors	First Lien Secured Term Loan	S + 5.00%	0.75%	9.56%	12/22/2026	143	142	142	0.02%
Blackbird Purchaser, Inc. 1900 Jetway Blvd Columbus, Ohio 43219-1681	(4)(6)	Distributors	First Lien Secured Delayed Draw Term Loan	S + 5.50%	0.75%	10.06%	12/19/2030	185	66	66	0.01%
Blackbird Purchaser, Inc. 1900 Jetway Blvd Columbus, Ohio 43219-1681	(4)(6)	Distributors	First Lien Secured Revolver	S + 5.50%	0.75%	10.06%	12/19/2029	124	19	19	0.00%
Blackhawk Industrial Distribution, Inc. 10810 E 45th St Suite 100 Tulsa, Oklahoma 74146	(4)	Distributors	First Lien Secured Term Loan	S + 5.25%	1.00%	9.96%	9/17/2026	48	48	48	0.01%
Blackhawk Industrial Distribution, Inc. 10810 E 45th St Suite 100 Tulsa, Oklahoma 74146	(4)	Distributors	First Lien Secured Delayed Draw Term Loan	S + 5.25%	1.00%	9.96%	9/17/2026	3,870	3,853	3,853	0.55%
Blackhawk Industrial Distribution, Inc. 10810 E 45th St Suite 100 Tulsa, Oklahoma 74146	(4)(6)	Distributors	First Lien Secured Delayed Draw Term Loan	S + 5.50%	1.00%	10.21%	9/17/2026	607	112	112	0.02%
Blackhawk Industrial Distribution, Inc. 10810 E 45th St Suite 100 Tulsa, Oklahoma 74146	(4)	Distributors	First Lien Secured Term Loan	S + 5.25%	1.00%	9.96%	9/17/2026	1,042	1,038	1,038	0.15%
Blackhawk Industrial Distribution, Inc. 10810 E 45th St Suite 100 Tulsa, Oklahoma 74146	(4)	Distributors	First Lien Secured Term Loan	S + 5.25%	1.00%	9.96%	9/17/2026	404	403	403	0.06%
Blackhawk Industrial Distribution, Inc. 10810 E 45th St Suite 100 Tulsa, Oklahoma 74146	(4)(6)	Distributors	First Lien Secured Revolver	S + 6.25%	1.00%	10.96%	9/17/2026	1,028	222	222	0.03%

Investment Objective and Strategies	November 2024

Name and Address of Portfolio Company (1)	Footnotes	Industry	Type of Investment	Reference Rate and Spread (2)	Interest Rate Floor	Interest Rate	Maturity Date	Par Amount (7) (in thousands)	Amortized Cost (3) (in thousands)	Fair Value (in thousands)	Percentage of Total Investments Fair Value

Bradyifs Holdings LLC 7055 Lindell Rd, Las Vegas, NV 89118	(4)	Distributors	First Lien Secured Term Loan	S + 5.00%	1.00%	9.56%	10/31/2029	6,298	6,298	6,298	0.89%
Bradyifs Holdings LLC 7055 Lindell Rd, Las Vegas, NV 89118	(4)(6)	Distributors	First Lien Secured Delayed Draw Term Loan	S + 6.00%	1.00%	10.56%	10/31/2029	702	501	501	0.07%
COMPONENT HARDWARE GROUP, INC. 90 Matawan Road, Suite 202 Matawan, New Jersey 7747	(4)	Distributors	First Lien Secured Term Loan	S + 5.00%	1.00%	9.71%	7/1/2026	100	100	100	0.01%
DFS HOLDING COMPANY, INC. 607 W Dempster St, Mount Prospect, IL 60056	(4)	Distributors	First Lien Secured Term Loan	S + 6.25%	1.00%	10.66%	1/31/2029	200	197	197	0.03%
Vessco Midco Holdings, LLC 8217 Upland Circle Chanhassen, Minnesota 55317	(4)(6)	Distributors	First Lien Secured Delayed Draw Term Loan	S + 5.25%	0.75%	9.66%	7/24/2031	1,657	235	235	0.03%
Vessco Midco Holdings, LLC 8217 Upland Circle Chanhassen, Minnesota 55317	(4)(6)	Distributors	First Lien Secured Revolver	S + 5.25%	0.75%	9.91%	7/24/2031	552	(3)	(3)	0.00%
Vessco Midco Holdings, LLC 8217 Upland Circle Chanhassen, Minnesota 55317	(4)	Distributors	First Lien Secured Term Loan	S + 5.25%	0.75%	9.66%	7/24/2031	4,970	4,946	4,946	0.70%
Apex Service Partners, LLC 1455 Rail Head Boulevard #1, Naples, FL 34110	(4)(6)	Diversified Consumer Services	First Lien Secured Delayed Draw Term Loan	S + 7.00%	1.00%	11.66%	10/24/2030	782	697	697	0.10%
Apex Service Partners, LLC 1455 Rail Head Boulevard #1, Naples, FL 34110	(4)(6)	Diversified Consumer Services	First Lien Secured Revolver	S + 5.00%	1.00%	9.66%	10/24/2029	660	225	225	0.03%
Apex Service Partners, LLC 1455 Rail Head Boulevard #1, Naples, FL 34110	(4)	Diversified Consumer Services	First Lien Secured Term Loan	S + 7.00% (incl 2.00% PIK)	1.00%	11.66%	10/24/2030	4,862	4,838	4,838	0.69%
AVE Holdings III, Corp. 8610 N New Braunfels Ave Suite 500, San Antonio, TX 78217	(4)	Diversified Consumer Services	First Lien Secured Term Loan	S + 5.25%	0.75%	9.81%	2/25/2028	6,318	6,191	6,191	0.88%
AVE Holdings III, Corp. 8610 N New Braunfels Ave Suite 500, San Antonio, TX 78217	(4)	Diversified Consumer Services	First Lien Secured Term Loan	S + 5.25%	0.75%	9.66%	2/25/2028	169	165	165	0.02%
AVE Holdings III, Corp. 8610 N New Braunfels Ave Suite 500, San Antonio, TX 78217	(4)(6)	Diversified Consumer Services	First Lien Secured Revolver	S + 5.50%	0.75%	10.06%	2/25/2028	514	(10)	(10)	0.00%
AVG Intermediate Holdings LLC 4301 Anchor Plaza Pkwy Suite 350 Tampa, Florida 33634	(4)	Diversified Consumer Services	First Lien Secured Term Loan	S + 6.00%	1.00%	10.66%	3/16/2027	200	195	195	0.03%
COP HOMETOWN ACQUISITIONS, INC. (fka COP AIRCO ACQUISITIONS, INC.) 4444 S 91st East Ave, Tulsa, OK 74145	(4)	Diversified Consumer Services	First Lien Secured Term Loan	S + 5.25%	1.00%	9.96%	7/16/2027	281	279	279	0.04%
COP HOMETOWN ACQUISITIONS, INC. (fka COP AIRCO ACQUISITIONS, INC.) 4444 S 91st East Ave, Tulsa, OK 74145	(4)	Diversified Consumer Services	First Lien Secured Term Loan	S + 5.25%	1.00%	9.96%	7/16/2027	530	526	526	0.07%
COP HOMETOWN ACQUISITIONS, INC. (fka COP AIRCO ACQUISITIONS, INC.) 4444 S 91st East Ave, Tulsa, OK 74145	(4)	Diversified Consumer Services	First Lien Secured Term Loan	S + 5.25%	1.00%	9.96%	7/16/2027	2,530	2,510	2,510	0.36%
COP HOMETOWN ACQUISITIONS, INC. (fka COP AIRCO ACQUISITIONS, INC.) 4444 S 91st East Ave, Tulsa, OK 74145	(4)	Diversified Consumer Services	First Lien Secured Term Loan	S + 5.50%	1.00%	10.21%	7/16/2027	659	658	658	0.09%
CVP Holdco, Inc. 100 N. 20th Street Suite 305, Philadelphia, PA 19103	(4)(6)	Diversified Consumer Services	First Lien Secured Revolver	S + 5.00%	0.75%	9.76%	6/28/2030	686	(2)	(2)	0.00%
CVP Holdco, Inc. 100 N. 20th Street Suite 305, Philadelphia, PA 19103	(4)	Diversified Consumer Services	First Lien Secured Term Loan	S + 4.75%	0.75%	9.51%	6/30/2031	6,459	6,443	6,443	0.91%
CVP Holdco, Inc. 100 N. 20th Street Suite 305, Philadelphia, PA 19103	(4)(6)	Diversified Consumer Services	First Lien Secured Delayed Draw Term Loan	S + 5.00%	0.75%	9.76%	6/30/2031	1,715	(4)	(4)	0.00%
EOS Fitness Opco Holdings, LLC 1 E Washington St Suite Number 250, Phoenix, AZ 85004	(4)	Diversified Consumer Services	First Lien Secured Term Loan	S + 5.25%	0.75%	9.81%	1/5/2028	186	184	184	0.03%
EOS Fitness Opco Holdings, LLC 1 E Washington St Suite Number 250, Phoenix, AZ 85004	(4)	Diversified Consumer Services	First Lien Secured Term Loan	S + 5.25%	0.75%	9.81%	1/5/2028	4,357	4,324	4,325	0.61%
EOS Fitness Opco Holdings, LLC 1 E Washington St Suite Number 250, Phoenix, AZ 85004	(4)(6)	Diversified Consumer Services	First Lien Secured Delayed Draw Term Loan	S + 5.25%	0.75%	9.81%	1/5/2028	3,188	391	391	0.06%

Investment Objective and Strategies	November 2024

Name and Address of Portfolio Company (1)	Footnotes	Industry	Type of Investment	Reference Rate and Spread (2)	Interest Rate Floor	Interest Rate	Maturity Date	Par Amount (7) (in thousands)	Amortized Cost (3) (in thousands)	Fair Value (in thousands)	Percentage of Total Investments Fair Value

EOS Fitness Opco Holdings, LLC 1 E Washington St Suite Number 250, Phoenix, AZ 85004	(4)(6)	Diversified Consumer Services	First Lien Secured Revolver	S + 5.25%	0.75%	9.91%	1/5/2028	384	(3)	(3)	0.00%
Essential Services Holding Corporation 139 S. English Station Road Suite 250, Louisville, KY 40245	(4)	Diversified Consumer Services	First Lien Secured Term Loan	S + 5.00%	0.75%	9.56%	6/17/2031	2,014	2,009	2,009	0.28%
Essential Services Holding Corporation 139 S. English Station Road Suite 250, Louisville, KY 40245	(4)(6)	Diversified Consumer Services	First Lien Secured Revolver	S + 5.00%	0.75%	9.66%	6/17/2030	247	(1)	(1)	0.00%
Essential Services Holding Corporation 139 S. English Station Road Suite 250, Louisville, KY 40245	(4)(6)	Diversified Consumer Services	First Lien Secured Delayed Draw Term Loan	S + 5.00%	0.75%	9.66%	6/17/2031	395	(1)	(1)	0.00%
Flint Opco, LLC 4435 Main St Suite 810 Kansas City, Missouri 64111	(4)(6)	Diversified Consumer Services	First Lien Secured Delayed Draw Term Loan	S + 4.75%	1.00%	9.31%	8/15/2030	3,047	330	345	0.05%
FSHS I, LLC 5701 W 73rd St Chicago, Illinois 60638	(4)	Diversified Consumer Services	First Lien Secured Term Loan	S + 6.00%	0.75%	10.76%	11/18/2028	200	198	198	0.03%
GS Seer Group Borrower LLC 160 NW Gilman Blvd, Issaquah, WA 98027	(4)	Diversified Consumer Services	First Lien Secured Term Loan	S + 6.75%	1.00%	11.31%	4/29/2030	100	99	99	0.01%
GSV Holding, LLC 246 Industrial Way W Eatontown, New Jersey 7724	(4)(6)	Diversified Consumer Services	First Lien Secured Revolver	S + 6.00%	0.00%	10.56%	10/18/2030	217	0	(1)	0.00%
GSV Holding, LLC 246 Industrial Way W Eatontown, New Jersey 7724	(4)	Diversified Consumer Services	First Lien Secured Term Loan	S + 8.37%	0.00%	12.93%	10/18/2030	4,856	4,856	4,832	0.68%
Health Buyer LLC 1901 W Braker Ln Suite 400 Austin, Texas 78758	(4)(6)	Diversified Consumer Services	First Lien Secured Delayed Draw Term Loan	S + 5.50%	0.75%	10.16%	4/27/2029	3,304	(16)	(16)	0.00%
Home Service TopCo IV, Inc. 3150 E Birch St Brea, California 92821	(4)	Diversified Consumer Services	First Lien Secured Term Loan	S + 6.00%	1.00%	10.66%	12/30/2027	200	200	200	0.03%
Innovetive Petcare, LLC 10800 Pecan Park Blvd Suite 320 Austin, Texas 78750	(4)	Diversified Consumer Services	First Lien Secured Delayed Draw Term Loan	S + 5.00%	1.00%	9.71%	6/30/2028	1,524	1,524	1,524	0.22%
Innovetive Petcare, LLC 10800 Pecan Park Blvd Suite 320 Austin, Texas 78750	(4)	Diversified Consumer Services	First Lien Secured Term Loan	S + 5.00%	1.00%	9.71%	6/30/2028	5,476	5,476	5,476	0.78%
Intel 471 INC. 6351 Preston Rd #275 Frisco, Texas 75034	(4)	Diversified Consumer Services	First Lien Secured Term Loan	S + 5.25%	0.00%	9.81%	9/27/2027	200	200	200	0.03%
Quick Quack Car Wash Holdings, LLC 1380 Lead Hill Blvd Suite 260, Roseville, CA 95661	(4)	Diversified Consumer Services	First Lien Secured Term Loan	S + 4.75%	0.75%	9.31%	6/10/2031	200	200	200	0.03%
Spartan Bidco PTY LTD 6100 Greenwood Plaza Blvd Greenwood Village, Colorado 80111	(4)(5)	Diversified Consumer Services	First Lien Secured Term Loan	S + 6.75% (incl 6.00% PIK)	0.75%	11.71%	1/24/2028	200	200	200	0.03%
Taymax Group Acquisition, LLC 27 Northwestern Dr Suite 2, Salem, NH 3079	(4)	Diversified Consumer Services	First Lien Secured Term Loan	S + 6.00%	1.00%	10.76%	7/31/2026	200	200	200	0.03%
TRACKFORCE ACQUIRECO, INC. 3636 Nobel Dr Suite 130 San Diego, California 92122	(4)	Diversified Consumer Services	First Lien Secured Term Loan	S + 6.00%	0.75%	10.56%	6/23/2028	200	200	200	0.03%
US Fitness Holdings, LLC 1751 Pinnacle Dr Suite 1400 McLean, Virginia 22102	(4)(6)	Diversified Consumer Services	First Lien Secured Revolver	S + 5.50%	0.75%	10.06%	9/4/2030	172	(1)	(1)	0.00%
US Fitness Holdings, LLC 1751 Pinnacle Dr Suite 1400 McLean, Virginia 22102	(4)(6)	Diversified Consumer Services	First Lien Secured Delayed Draw Term Loan	S + 5.50%	0.75%	10.06%	9/4/2031	2,206	(11)	(11)	0.00%
US Fitness Holdings, LLC 1751 Pinnacle Dr Suite 1400 McLean, Virginia 22102	(4)	Diversified Consumer Services	First Lien Secured Term Loan	S + 5.50%	0.75%	10.06%	9/4/2031	8,822	8,778	8,778	1.24%
Vertex Service Partners, LLC 721 Corporate Circle, Charlotte, NC 28147	(4)(6)	Diversified Consumer Services	First Lien Secured Delayed Draw Term Loan	S + 5.00%	0.75%	9.66%	11/8/2030	255	5	4	0.00%
Vertex Service Partners, LLC 721 Corporate Circle, Charlotte, NC 28147	(4)	Diversified Consumer Services	First Lien Secured Term Loan	S + 6.00%	0.75%	10.56%	11/8/2030	200	200	200	0.03%
VPP Intermediate Holdings, LLC 601 S Henderson Rd Suite 155, King of Prussia, PA 19406	(4)(6)	Diversified Consumer Services	First Lien Secured Delayed Draw Term Loan	S + 5.75%	1.00%	10.41%	12/1/2027	447	(2)	(2)	0.00%
VPP Intermediate Holdings, LLC 601 S Henderson Rd Suite 155, King of Prussia, PA 19406	(4)(6)	Diversified Consumer Services	First Lien Secured Delayed Draw Term Loan	S + 5.50%	1.00%	10.26%	12/1/2027	2,200	2,099	2,099	0.30%
VPP Intermediate Holdings, LLC 601 S Henderson Rd Suite 155, King of Prussia, PA 19406	(4)	Diversified Consumer Services	First Lien Secured Term Loan	S + 5.50%	1.00%	10.16%	12/1/2027	561	558	558	0.08%
VPP Intermediate Holdings, LLC 601 S Henderson Rd Suite 155, King of Prussia, PA 19406	(4)(6)	Diversified Consumer Services	First Lien Secured Delayed Draw Term Loan	S + 5.50%	1.00%	10.26%	12/1/2027	1,693	1,685	1,685	0.24%
VPP Intermediate Holdings, LLC 601 S Henderson Rd Suite 155, King of Prussia, PA 19406	(4)(6)	Diversified Consumer Services	First Lien Secured Revolver	S + 6.25%	1.00%	11.01%	12/1/2027	229	(1)	(1)	0.00%

Investment Objective and Strategies	November 2024

Name and Address of Portfolio Company (1)	Footnotes	Industry	Type of Investment	Reference Rate and Spread (2)	Interest Rate Floor	Interest Rate	Maturity Date	Par Amount (7) (in thousands)	Amortized Cost (3) (in thousands)	Fair Value (in thousands)	Percentage of Total Investments Fair Value

VPP Intermediate Holdings, LLC 601 S Henderson Rd Suite 155, King of Prussia, PA 19406	(4)	Diversified Consumer Services	First Lien Secured Term Loan	S + 5.50%	1.00%	10.26%	12/1/2027	1,871	1,861	1,861	0.26%
Infinite Bidco LLC 17802 Fitch, Irvine, CA 92614	(4)	Electrical Equipment	First Lien Secured Term Loan	S + 6.25%	0.50%	10.81%	3/2/2028	100	100	100	0.01%
Power Grid Holdings, Inc. 5551 Parkwest Dr Suite 115 Bessemer, Alabama 35022	(4)(6)	Electrical Equipment	First Lien Secured Revolver	S + 4.75%	0.75%	9.31%	12/2/2030	890	—	—	0.00%
Power Grid Holdings, Inc. 5551 Parkwest Dr Suite 115 Bessemer, Alabama 35022	(4)	Electrical Equipment	First Lien Secured Term Loan	S + 4.75%	0.75%	9.31%	12/2/2030	6,110	6,110	6,110	0.87%
TPC Engineering Holdings, Inc. One Financial Center, Boston, MA 2111	(4)	Electrical Equipment	First Lien Secured Term Loan	S + 5.50%	1.00%	10.16%	2/16/2027	558	552	552	0.08%
TPC Engineering Holdings, Inc. One Financial Center, Boston, MA 2111	(4)	Electrical Equipment	First Lien Secured Term Loan	S + 5.50%	1.00%	10.16%	2/16/2027	4,046	4,006	4,006	0.57%
TPC Engineering Holdings, Inc. One Financial Center, Boston, MA 2111	(4)	Electrical Equipment	First Lien Secured Term Loan	S + 5.50%	1.00%	10.16%	2/16/2027	1,955	1,936	1,936	0.27%
TPC Engineering Holdings, Inc. One Financial Center, Boston, MA 2111	(4)(6)	Electrical Equipment	First Lien Secured Revolver	S + 5.50%	1.00%	10.26%	2/16/2027	441	262	262	0.04%
Dwyer Instruments, LLC 102 Indiana Highway 212 P.O. Box 373 Michigan City, Indiana 46360	(4)(6)	Electronic Equipment, Instruments and Components	First Lien Secured Revolver	S + 6.00%	0.75%	10.56%	7/21/2027	100	(1)	(1)	0.00%
Excelitas Technologies Corp. 200 West St 4th Floor East, Waltham, MA 2451	(4)(6)	Electronic Equipment, Instruments and Components	First Lien Secured Delayed Draw Term Loan	S + 5.25%	0.75%	9.81%	8/12/2029	2,522	(13)	(13)	0.00%
Phoenix 1 Buyer Corp. 13723 Riverport Dr Suite 300 Maryland Heights, Missouri 63043	(4)(6)	Electronic Equipment, Instruments and Components	First Lien Secured Revolver	S + 5.50%	0.00%	10.06%	11/20/2029	1,142	—	—	0.00%
Phoenix 1 Buyer Corp. 13723 Riverport Dr Suite 300 Maryland Heights, Missouri 63043	(4)	Electronic Equipment, Instruments and Components	First Lien Secured Term Loan	S + 5.50%	0.75%	10.06%	11/20/2030	5,858	5,858	5,858	0.83%
Wildcat BuyerCo, Inc. 13235 Reese Blvd W, Huntersville, NC 28078	(4)(6)	Electronic Equipment, Instruments and Components	First Lien Secured Delayed Draw Term Loan	S + 5.75%	1.00%	10.41%	2/26/2027	620	139	145	0.02%
Wildcat BuyerCo, Inc. 13235 Reese Blvd W, Huntersville, NC 28078	(4)	Electronic Equipment, Instruments and Components	First Lien Secured Term Loan	S + 5.75%	1.00%	10.41%	2/26/2027	6,124	6,063	6,124	0.87%
Wildcat BuyerCo, Inc. 13235 Reese Blvd W, Huntersville, NC 28078	(4)(6)	Electronic Equipment, Instruments and Components	First Lien Secured Revolver	S + 6.25%	1.00%	10.91%	2/26/2027	256	(3)	—	0.00%
CRCI Longhorn Holdings, Inc. 6504 Bridge Point Pkwy Suite 425 Austin, Texas 78730	(4)(6)	Energy Equipment and Services	First Lien Secured Revolver	S + 5.00%	0.75%	9.66%	8/27/2031	1,020	546	550	0.08%
CRCI Longhorn Holdings, Inc. 6504 Bridge Point Pkwy Suite 425 Austin, Texas 78730	(4)	Energy Equipment and Services	First Lien Secured Term Loan	S + 5.00%	0.75%	9.66%	8/27/2031	6,118	6,088	6,114	0.87%
CRCI Longhorn Holdings, Inc. 6504 Bridge Point Pkwy Suite 425 Austin, Texas 78730	(4)(6)	Energy Equipment and Services	First Lien Secured Delayed Draw Term Loan	S + 5.00%	0.75%	9.66%	8/27/2031	1,530	(7)	(1)	0.00%
DMC Holdco, LLC 623 E Artesia Blvd Carson, California 90746	(4)	Energy Equipment and Services	First Lien Secured Term Loan	S + 5.75%	1.00%	10.31%	7/13/2029	200	198	198	0.03%
Integrated Power ServicesHoldings, Inc. 250 Executive Center Dr Suite 201, Greenville, SC 29615	(4)	Energy Equipment and Services	First Lien Secured Term Loan	S + 4.50%	0.75%	9.27%	11/22/2028	3,575	3,567	3,567	0.51%
Integrated Power ServicesHoldings, Inc. 250 Executive Center Dr Suite 201, Greenville, SC 29615	(4)(6)	Energy Equipment and Services	First Lien Secured Delayed Draw Term Loan	S + 4.50%	0.75%	9.16%	11/22/2028	8,937	(20)	(20)	0.00%
Phillips & Temro Industries Inc. 9700 W 74th St Eden Prairie, Minnesota 55344	(4)	Energy Equipment and Services	First Lien Secured Term Loan	S + 5.00%	1.00%	9.71%	9/8/2025	200	200	200	0.03%
1364720 B.C. LTD. 1055 Georgia St W, Vancouver, BCO V6E 0B6	(4)	Financial Services	First Lien Secured Term Loan	C + 4.50%	0.75%	8.34%	9/9/2028	200	144	144	0.02%
ARETEC GROUP, INC. 655 W Broadway 11th Floor, San Diego, CA 92101	(4)	Financial Services	First Lien Secured Term Loan	S + 4.00%	0.00%	8.66%	8/9/2030	200	196	199	0.03%
Cerity Partners Equity Holding LLC 335 Madison Ave 23rd Floor New York, New York 10017	(4)(6)	Financial Services	First Lien Secured Revolver	S + 5.25%	0.75%	9.81%	7/28/2028	543	(1)	(1)	0.00%
Cerity Partners Equity Holding LLC 335 Madison Ave 23rd Floor New York, New York 10017	(4)(6)	Financial Services	First Lien Secured Delayed Draw Term Loan	S + 5.25%	0.75%	9.81%	7/28/2029	1,320	1,170	1,170	0.17%
Cerity Partners Equity Holding LLC 335 Madison Ave 23rd Floor New York, New York 10017	(4)(6)	Financial Services	First Lien Secured Delayed Draw Term Loan	S + 5.25%	0.75%	9.81%	7/28/2029	10,139	(25)	(25)	0.00%
CFGI Holdings, LLC 1 Lincoln St Suite 1301 Boston, Massachusetts 2111	(4)(6)	Financial Services	First Lien Secured Revolver	S + 4.50%	0.75%	9.16%	11/2/2027	270	(2)	(2)	0.00%

Investment Objective and Strategies	November 2024

Name and Address of Portfolio Company (1)	Footnotes	Industry	Type of Investment	Reference Rate and Spread (2)	Interest Rate Floor	Interest Rate	Maturity Date	Par Amount (7) (in thousands)	Amortized Cost (3) (in thousands)	Fair Value (in thousands)	Percentage of Total Investments Fair Value

CFGI Holdings, LLC 1 Lincoln St Suite 1301 Boston, Massachusetts 2111	(4)	Financial Services	First Lien Secured Term Loan	S + 4.50%	0.75%	9.16%	11/2/2027	6,730	6,675	6,675	0.95%
Cherry Bekaert Advisory LLC 3800 Glenwood Ave Suite 200, Raleigh, NC 27612	(4)	Financial Services	First Lien Secured Term Loan	S + 5.25%	0.75%	9.91%	6/30/2028	200	200	200	0.03%
Citrin Cooperman Advisors, LLC 50 Rockefeller Plaza, New York, NY 10020	(4)	Financial Services	First Lien Secured Term Loan	S + 5.25%	0.75%	9.66%	10/1/2027	586	586	586	0.08%
Contractual Buyer, LLC 9045 River Road Suite 450 Indianapolis, Indiana 46240	(4)	Financial Services	First Lien Secured Term Loan	S + 6.00%	0.75%	10.56%	10/10/2030	200	200	200	0.03%
Foreside Financial Group, LLC 3 Canal Plaza Suite 100 Portland, Maine 4101	(4)(6)	Financial Services	First Lien Secured Delayed Draw Term Loan	S + 5.50%	1.00%	10.16%	9/30/2027	12,220	—	—	0.00%
Heights Buyer, LLC 800 Boylston St 16th Floor, Boston, MA 2199	(4)(6)	Financial Services	First Lien Secured Revolver	S + 5.75%	1.00%	10.41%	8/25/2028	764	—	—	0.00%
Heights Buyer, LLC 800 Boylston St 16th Floor, Boston, MA 2199	(4)(6)	Financial Services	First Lien Secured Delayed Draw Term Loan	S + 5.75%	1.00%	10.41%	8/25/2028	874	—	—	0.00%
Heights Buyer, LLC 800 Boylston St 16th Floor, Boston, MA 2199	(4)	Financial Services	First Lien Secured Term Loan	S + 5.75%	1.00%	10.41%	8/25/2028	5,362	5,362	5,362	0.76%
Kriv Acquisition Inc. 2515 McKinney Ave Suite 1200 Dallas, Texas 75201	(4)(6)	Financial Services	First Lien Secured Delayed Draw Term Loan	S + 6.50%	1.00%	11.16%	7/6/2029	1,338	(7)	(7)	0.00%
Kriv Acquisition Inc. 2515 McKinney Ave Suite 1200 Dallas, Texas 75201	(4)	Financial Services	First Lien Secured Term Loan	S + 5.75%	1.00%	10.41%	7/6/2029	200	199	199	0.03%
Minotaur Acquisition, Inc. 2001 Spring Road Suite 700, Oak Brook, IL 60523	(4)(6)	Financial Services	First Lien Secured Revolver	S + 5.00%	1.00%	9.66%	6/3/2030	873	(9)	(9)	0.00%
Minotaur Acquisition, Inc. 2001 Spring Road Suite 700, Oak Brook, IL 60523	(4)	Financial Services	First Lien Secured Delayed Draw Term Loan	S + 5.00%	1.00%	9.66%	6/3/2030	1,455	1,440	1,440	0.20%
Minotaur Acquisition, Inc. 2001 Spring Road Suite 700, Oak Brook, IL 60523	(4)(6)	Financial Services	First Lien Secured Delayed Draw Term Loan	S + 5.00%	1.00%	9.66%	6/3/2030	1,455	(14)	(14)	0.00%
Minotaur Acquisition, Inc. 2001 Spring Road Suite 700, Oak Brook, IL 60523	(4)	Financial Services	First Lien Secured Term Loan	S + 5.00%	1.00%	9.66%	6/3/2030	8,728	8,642	8,642	1.22%
Pathstone Family Office LLC 10 Sterling Blvd Suite 402 Englewood, New Jersey 7631	(4)(5)(6)	Financial Services	First Lien Secured Delayed Draw Term Loan	S + 5.00%	1.00%	9.66%	5/15/2029	1,454	(11)	(11)	0.00%
Pathstone Family Office LLC 10 Sterling Blvd Suite 402 Englewood, New Jersey 7631	(4)(5)	Financial Services	First Lien Secured Term Loan	S + 5.00%	1.00%	9.76%	5/15/2029	153	152	152	0.02%
PETRUS BUYER, INC. 100 Bayview Circle Suite 400, Newport Beach, CA 92660	(4)	Financial Services	First Lien Secured Term Loan	S + 5.25%	0.75%	9.81%	10/17/2029	200	200	200	0.03%
PROJECT ACCELERATE PARENT LLC 2600 N. Dallas Parkway Ste 590 Frisco, Texas 75034	(4)(6)	Financial Services	First Lien Secured Revolver	S + 5.25%	0.75%	9.81%	2/24/2031	100	—	—	0.00%
RWA Wealth Partners, LLC 85 Wells Ave Suite 109 Newton, Massachusetts 2459	(4)	Financial Services	First Lien Secured Term Loan	S + 4.75%	1.00%	9.31%	8/31/2028	200	200	200	0.03%
RYAN, LLC Three Galleria Tower 13155 Noel Rd, Dallas, TX 75240	(4)(6)	Financial Services	First Lien Secured Revolver	S + 4.50%	0.00%	9.16%	11/14/2028	100	(1)	—	0.00%
The Chartis Group, LLC 220 W Kinzie St Third Floor, Chicago, IL 60654	(4)(6)	Financial Services	First Lien Secured Revolver	S + 4.50%	0.75%	9.16%	9/17/2031	194	(1)	(1)	0.00%
The Chartis Group, LLC 220 W Kinzie St Third Floor, Chicago, IL 60654	(4)(6)	Financial Services	First Lien Secured Delayed Draw Term Loan	S + 4.50%	0.75%	9.16%	9/17/2031	388	(2)	(2)	0.00%
The Chartis Group, LLC 220 W Kinzie St Third Floor, Chicago, IL 60654	(4)	Financial Services	First Lien Secured Term Loan	S + 4.50%	0.75%	9.06%	9/17/2031	1,266	1,260	1,260	0.18%
Wealth Enhancement Group, LLC 505 Highway 169 N Suite 900, Plymouth, MN 55441	(4)	Financial Services	First Lien Secured Term Loan	S + 5.00%	1.00%	9.56%	10/4/2028	200	199	199	0.03%
BCPE NORTH STAR US HOLDCO 2, INC. 30 7th St E Suite 2600 St Paul, Minnesota 55101	(4)(6)	Food Products	First Lien Secured Revolver	S + 3.75%	0.00%	8.31%	6/10/2026	100	80	80	0.01%
CHG PPC PARENT LLC 2201 Broadway St, San Antonio, TX 78215	(4)(6)	Food Products	First Lien Secured Revolver	S + 2.75%	0.00%	7.41%	12/8/2026	100	30	30	0.00%
RB Holdings Interco, LLC 3229 E Spring St Suite 310 Long Beach, California 90806	(4)	Food Products	First Lien Secured Term Loan	S + 5.00%	1.00%	9.71%	5/4/2028	200	196	196	0.03%
Sugar PPC Buyer LLC 580 W Industrial Ct Villa Rica, Georgia 30180	(4)(6)	Food Products	First Lien Secured Delayed Draw Term Loan	S + 5.25%	1.00%	9.91%	10/2/2030	6,800	(32)	(32)	0.00%

Investment Objective and Strategies	November 2024

Name and Address of Portfolio Company (1)	Footnotes	Industry	Type of Investment	Reference Rate and Spread (2)	Interest Rate Floor	Interest Rate	Maturity Date	Par Amount (7) (in thousands)	Amortized Cost (3) (in thousands)	Fair Value (in thousands)	Percentage of Total Investments Fair Value

WPP Bullet Buyer, LLC 4118 S HALSTED ST CHICAGO, Illinois 60609	(4)(6)	Food Products	First Lien Secured Revolver	S + 5.25%	1.00%	9.81%	12/7/2029	83	63	65	0.01%
WPP Bullet Buyer, LLC 4118 S HALSTED ST CHICAGO, Illinois 60609	(4)	Food Products	First Lien Secured Term Loan	S + 5.25%	1.00%	9.81%	12/7/2030	890	877	890	0.13%
AMS Parent, LLC 10725 IH 35 North Carrollton, Texas 78233	(4)	Ground Transportation	First Lien Secured Term Loan	S + 4.75%	0.75%	9.52%	10/25/2028	200	197	198	0.03%
Groome Transportation of Arizona, LLC 5500 Lewis Road, Sandston, VA 23150	(4)	Ground Transportation	First Lien Secured Term Loan	S + 6.00%	1.00%	10.56%	4/8/2025	100	100	100	0.01%
Acentra Holdings, LLC 1600 Tysons Blvd Suite 1000, Mclean, VA 22102	(4)(6)	Health Care Technology	First Lien Secured Delayed Draw Term Loan	S + 5.50%	0.50%	10.06%	12/17/2029	220	—	—	0.00%
Acentra Holdings, LLC 1600 Tysons Blvd Suite 1000, Mclean, VA 22102	(4)	Health Care Technology	First Lien Secured Term Loan	S + 5.50%	0.50%	10.06%	12/17/2029	77	76	76	0.01%
ATHENAHEALTH GROUP INC. 311 Arsenal St, Watertown, MA 2472	(4)(6)	Health Care Technology	First Lien Secured Revolver	S + 3.50%	0.00%	8.16%	2/15/2027	100	—	—	0.00%
Bracket Intermediate Holding Corp. 575 East Swedesford Road Suite 200, Wayne, PA 19087	(4)(6)	Health Care Technology	First Lien Secured Revolver	S + 5.00%	0.50%	9.56%	2/7/2028	100	—	—	0.00%
Caerus US 1 Inc. 1040 Stony Hill Road, Yardley, PA 19067	(4)(5)	Health Care Technology	First Lien Secured Term Loan	S + 5.00%	0.75%	9.56%	5/25/2029	200	197	197	0.03%
Continental Buyer, Inc. 2000 Peak Rd La Grange, Kentucky 40031	(4)	Health Care Technology	First Lien Secured Term Loan	S + 5.25%	0.75%	9.66%	4/2/2031	4,873	4,873	4,873	0.69%
Continental Buyer, Inc. 2000 Peak Rd La Grange, Kentucky 40031	(4)(6)	Health Care Technology	First Lien Secured Revolver	S + 5.25%	0.75%	9.81%	4/2/2031	717	—	—	0.00%
Continental Buyer, Inc. 2000 Peak Rd La Grange, Kentucky 40031	(4)(6)	Health Care Technology	First Lien Secured Delayed Draw Term Loan	S + 5.25%	0.75%	9.81%	4/2/2031	1,911	—	—	0.00%
Empower Payments Investor, LLC 1131 4th Ave S Suite 330 Nashville, Tennessee 37210	(4)	Health Care Technology	First Lien Secured Term Loan	S + 4.75%	0.75%	9.41%	3/12/2031	2,150	2,150	2,150	0.30%
Empower Payments Investor, LLC 1131 4th Ave S Suite 330 Nashville, Tennessee 37210	(4)(6)	Health Care Technology	First Lien Secured Delayed Draw Term Loan	S + 5.25%	0.75%	9.81%	3/12/2031	306	—	—	0.00%
Empower Payments Investor, LLC 1131 4th Ave S Suite 330 Nashville, Tennessee 37210	(4)(6)	Health Care Technology	First Lien Secured Revolver	S + 5.25%	0.75%	9.81%	3/12/2030	163	—	—	0.00%
Ensemble RCM, LLC 11511 Reed Hartman Hwy, Blue Ash, OH 45241	(4)(6)	Health Care Technology	First Lien Secured Revolver	S + 3.00%	0.00%	7.56%	6/27/2028	100	—	—	0.00%
IMO Investor Holdings, Inc. 9600 W Bryn Mawr Ave Suite 100, Rosemont, IL 60018	(4)	Health Care Technology	First Lien Secured Term Loan	S + 5.50%	0.75%	9.67%	5/11/2029	200	200	200	0.03%
INVICTUS BUYER, LLC 10411 Clayton Rd Suite 211 St Louis, Missouri 63131	(4)	Health Care Technology	First Lien Secured Term Loan	S + 5.00%	0.75%	9.56%	6/3/2031	7,839	7,839	7,839	1.11%
INVICTUS BUYER, LLC 10411 Clayton Rd Suite 211 St Louis, Missouri 63131	(4)(6)	Health Care Technology	First Lien Secured Delayed Draw Term Loan	S + 5.00%	0.75%	9.56%	6/3/2031	3,266	—	—	0.00%
INVICTUS BUYER, LLC 10411 Clayton Rd Suite 211 St Louis, Missouri 63131	(4)(6)	Health Care Technology	First Lien Secured Revolver	S + 5.00%	0.75%	9.56%	6/3/2031	1,210	—	—	0.00%
Net Health Acquisition Corp. 40 24th St 3rd Floor, Pittsburgh, PA 15222	(4)(6)	Health Care Technology	First Lien Secured Revolver	S + 5.00%	0.75%	9.66%	7/5/2031	973	(5)	(5)	0.00%
Net Health Acquisition Corp. 40 24th St 3rd Floor, Pittsburgh, PA 15222	(4)	Health Care Technology	First Lien Secured Term Loan	S + 5.00%	0.75%	9.66%	7/5/2031	7,588	7,552	7,552	1.07%
SDS BUYER, INC. 960 Blue Gentian Rd, St Paul, MN 55121	(4)	Health Care Technology	First Lien Secured Term Loan	S + 4.50%	0.00%	8.91%	9/30/2027	200	200	200	0.03%
ZELIS COST MANAGEMENT BUYER, INC. 149 Newbury St 5th Floor, Boston, MA 2116	(4)(6)	Health Care Technology	First Lien Secured Revolver	S + 2.75%	0.00%	7.31%	1/17/2029	100	—	—	0.00%
Alcor Scientific LLC 20 Thurber Blvd Smithfield, Rhode Island 2917	(4)	Healthcare Equipment and Supplies	First Lien Secured Term Loan	S + 4.50%	1.00%	9.26%	1/31/2028	200	200	200	0.03%
Aspen Medical Products, LLC 6481 Oak Canyon Irvine, California 92618	(4)	Healthcare Equipment and Supplies	First Lien Secured Term Loan	S + 4.75%	1.00%	9.41%	6/10/2028	1,425	1,425	1,422	0.20%
Aspen Medical Products, LLC 6481 Oak Canyon Irvine, California 92618	(4)	Healthcare Equipment and Supplies	First Lien Secured Term Loan	S + 4.75%	1.00%	9.41%	6/10/2028	427	428	426	0.06%
Belmont Instrument, LLC 780 Boston Rd, Billerica, MA 1821	(4)	Healthcare Equipment and Supplies	First Lien Secured Term Loan	S + 6.25%	1.00%	10.81%	8/19/2028	200	200	200	0.03%

Investment Objective and Strategies	November 2024

Name and Address of Portfolio Company (1)	Footnotes	Industry	Type of Investment	Reference Rate and Spread (2)	Interest Rate Floor	Interest Rate	Maturity Date	Par Amount (7) (in thousands)	Amortized Cost (3) (in thousands)	Fair Value (in thousands)	Percentage of Total Investments Fair Value

Blades Buyer, Inc. 6945 Southbelt Dr SE Caledonia, Michigan 49316	(4)	Healthcare Equipment and Supplies	First Lien Secured Term Loan	S + 5.00%	1.00%	9.76%	3/28/2028	200	199	199	0.03%
BVI Medical, Inc. 411 Waverley Oaks Rd, Waltham, MA 2452	(4)(6)	Healthcare Equipment and Supplies	First Lien Secured Revolver	E + 3.75%	0.00%	6.81%	8/28/2025	100	94	94	0.01%
Cadence, Inc. 9 Technology Dr, Staunton, VA 24401	(4)	Healthcare Equipment and Supplies	First Lien Secured Term Loan	S + 5.00%	1.00%	9.56%	5/21/2026	200	200	199	0.03%
CDL Parent, Inc. 6400 Brooktree Ct Suite 320 Wexford, Pennsylvania 15090	(4)	Healthcare Equipment and Supplies	First Lien Secured Term Loan	S + 5.00%	1.00%	9.71%	12/7/2027	200	200	199	0.03%
CPC/Cirtec Holdings, Inc 99 Print Shop Rd, Enfield, CT 6082	(4)	Healthcare Equipment and Supplies	First Lien Secured Term Loan	S + 5.00%	0.75%	9.66%	1/30/2029	1,669	1,661	1,661	0.24%
CPC/Cirtec Holdings, Inc 99 Print Shop Rd, Enfield, CT 6082	(4)(6)	Healthcare Equipment and Supplies	First Lien Secured Revolver	S + 5.00%	0.75%	9.66%	10/31/2028	558	(3)	(3)	0.00%
RESONETICS, LLC 26 Whipple St, Nashua, NH 3060	(4)(6)	Healthcare Equipment and Supplies	First Lien Secured Revolver	S + 3.75%	0.00%	8.31%	4/28/2026	100	(1)	(1)	0.00%
TIDI LEGACY Products, INC. 570 Enterprise Dr, Neenah, WI 54956	(4)	Healthcare Equipment and Supplies	First Lien Secured Term Loan	S + 5.50%	1.00%	10.16%	12/19/2029	200	200	200	0.03%
123Dentist Inc. 4321 Still Creek Ave Suite 200, Burnaby, BCO V5C 6S7	(4)(6)	Healthcare Providers and Services	First Lien Secured Delayed Draw Term Loan	S + 5.75%	0.75%	10.31%	8/10/2029	10,138	(35)	(34)	0.00%
AB Centers Acquisition Corporation 2100 Kramer Ln Suite 150, Austin, TX 78758	(4)(6)	Healthcare Providers and Services	First Lien Secured Delayed Draw Term Loan	S + 5.25%	0.75%	9.81%	7/2/2031	453	(3)	(3)	0.00%
AB Centers Acquisition Corporation 2100 Kramer Ln Suite 150, Austin, TX 78758	(4)(6)	Healthcare Providers and Services	First Lien Secured Revolver	S + 5.25%	0.75%	9.81%	7/2/2031	226	(2)	(2)	0.00%
AB Centers Acquisition Corporation 2100 Kramer Ln Suite 150, Austin, TX 78758	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 5.25%	0.75%	9.81%	7/2/2031	2,491	2,473	2,473	0.35%
ACI Group Holdings, Inc. 4990 Highway 70 Suite 300, Kinston, NC 28501	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 5.50%	0.75%	10.26%	8/2/2028	200	199	199	0.03%
Arrow Management Acquisition, LLC 187 N Church St Suite 201 Spartanburg, South Carolina 29306	(4)	Healthcare Providers and Services	First Lien Secured Delayed Draw Term Loan	S + 4.75%	1.00%	9.16%	10/14/2027	7,000	6,913	6,913	0.98%
Cardiology Management Holdings, LLC 225 Dunn St, Houma, LA 70360	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 6.25%	1.00%	10.81%	1/31/2029	200	200	200	0.03%
Community Medical Acquisition Corp. 9449 N 90th St Suite 210 Scottsdale, Arizona 85258	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 4.75%	1.00%	9.41%	12/15/2028	100	98	98	0.01%
CROWN LAUNDRY, LLC 25 W Cedar St Suite 405, Pensacola, FL 32502	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 5.25%	1.00%	9.91%	3/8/2027	522	522	522	0.07%
CROWN LAUNDRY, LLC 25 W Cedar St Suite 405, Pensacola, FL 32502	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 5.25%	1.00%	9.91%	3/8/2027	604	604	604	0.09%
CROWN LAUNDRY, LLC 25 W Cedar St Suite 405, Pensacola, FL 32502	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 5.25%	1.00%	9.91%	3/8/2027	2,874	2,874	2,874	0.41%
CVR MANAGEMENT, LLC 7474 Greenway Center Dr Suite 1000, Greenbelt, MD 20770	(4)(6)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 4.75%	1.00%	9.41%	1/4/2027	200	135	135	0.02%
DCA Investment Holding LLC 5875 Landerbrook Dr, Cleveland, OH 44124-6511	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 6.40%	0.75%	10.96%	4/3/2028	200	197	197	0.03%
DOCS, MSO, LLC 9349 Waterstone Boulevard 3rd Floor Cincinnati, Ohio 45249	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 5.75%	0.75%	10.51%	6/1/2028	100	99	99	0.01%
ENT MSO, LLC 15280 NW 79th Ct Suite 200, Miami Lakes, FL 33016	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 6.50%	1.00%	11.16%	12/31/2025	200	200	200	0.03%
Golden State Buyer, Inc. 5187 Camino Ruiz, Camarillo, CA 93012	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 4.75%	0.00%	9.31%	6/21/2026	200	200	200	0.03%
ImageFirst Holdings, LLC 900 E 8th Ave Suite 200 King of Prussia, Pennsylvania 19406	(4)(6)	Healthcare Providers and Services	First Lien Secured Revolver	S + 4.00%	0.75%	8.56%	4/27/2028	100	20	20	0.00%
IvyRehab Intermediate II, LLC 1311 Mamaroneck Ave Suite 140 White Plains, New York 10605	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 5.00%	0.75%	9.66%	4/23/2029	200	200	200	0.03%
NJEye LLC 420 Mountain Ave 4th Floor New Providence, New Jersey 7974	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 4.75%	1.00%	9.41%	3/14/2025	200	200	200	0.03%
OB Hospitalist Group, Inc. 777 Lowndes Hill Rd bldg 1 Greenville, South Carolina 29607	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 5.25%	0.75%	10.01%	9/27/2027	200	200	200	0.03%

Investment Objective and Strategies	November 2024

Name and Address of Portfolio Company (1)	Footnotes	Industry	Type of Investment	Reference Rate and Spread (2)	Interest Rate Floor	Interest Rate	Maturity Date	Par Amount (7) (in thousands)	Amortized Cost (3) (in thousands)	Fair Value (in thousands)	Percentage of Total Investments Fair Value

OIS Management Services, LLC 2600 S 56th St Suite A, Lincoln, NE 68506	(4)(6)	Healthcare Providers and Services	First Lien Secured Delayed Draw Term Loan	S + 4.75%	0.75%	9.31%	11/16/2028	3,159	3,097	3,099	0.44%
OIS Management Services, LLC 2600 S 56th St Suite A, Lincoln, NE 68506	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 4.75%	0.75%	9.41%	11/16/2028	3,841	3,766	3,768	0.53%
ONS MSO, LLC 6 Greenwich Office Park Greenwich, Connecticut 6831	(4)(6)	Healthcare Providers and Services	First Lien Secured Revolver	P + 5.25%	1.00%	13.25%	7/8/2026	24	10	10	0.00%
ONS MSO, LLC 6 Greenwich Office Park Greenwich, Connecticut 6831	(4)(6)	Healthcare Providers and Services	First Lien Secured Delayed Draw Term Loan	S + 5.75%	1.00%	10.41%	7/8/2026	221	106	106	0.01%
ONSITE HOLDINGS, LLC 209 10th Ave S Suite 560 Nashville, Tennessee 37203	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 6.25%	1.00%	10.91%	12/28/2027	140	139	139	0.02%
ONSITE HOLDINGS, LLC 209 10th Ave S Suite 560 Nashville, Tennessee 37203	(4)(6)	Healthcare Providers and Services	First Lien Secured Revolver	S + 6.25%	1.00%	10.81%	12/28/2025	93	—	—	0.00%
ONSITE HOLDINGS, LLC 209 10th Ave S Suite 560 Nashville, Tennessee 37203	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 6.25%	0.00%	10.91%	12/28/2027	200	200	200	0.03%
Orsini Pharmaceutical Services, LLC 1107 Nicholas Blvd Elk Grove Village, Illinois 60007	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 5.25%	0.75%	10.01%	5/2/2029	200	200	200	0.03%
Phantom Purchaser, Inc. 150 Hilton Dr Jeffersonville, Indiana 47130	(4)(6)	Healthcare Providers and Services	First Lien Secured Revolver	S + 5.00%	0.75%	9.56%	9/19/2031	382	(1)	(1)	0.00%
Phantom Purchaser, Inc. 150 Hilton Dr Jeffersonville, Indiana 47130	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 5.00%	0.75%	9.56%	9/19/2031	2,989	2,981	2,982	0.42%
Phynet Dermatology LLC 302 Innovation Dr Suite 400, Franklin, TN 37067	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 6.50%	1.00%	11.06%	10/20/2029	200	200	200	0.03%
Premise Health Holding Corp. 5500 Maryland Way Suite 120, Brentwood, TN 37027	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 5.50%	0.75%	9.91%	3/3/2031	6,103	6,103	6,103	0.87%
Premise Health Holding Corp. 5500 Maryland Way Suite 120, Brentwood, TN 37027	(4)(6)	Healthcare Providers and Services	First Lien Secured Revolver	S + 5.50%	0.75%	10.06%	3/1/2030	712	—	—	0.00%
RxSense Holdings LLC 99 High St Suite 2800 Boston, Massachusetts 2110	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 5.00%	0.00%	9.66%	3/13/2026	200	200	200	0.03%
SCP EYE CARE HOLDCO, LLC 5775 Glenridge Dr NE Building B, Suite 500, Atlanta, GA 30328	(4)(6)	Healthcare Providers and Services	First Lien Secured Delayed Draw Term Loan	S + 5.50%	1.00%	10.16%	10/5/2029	4,300	—	—	0.00%
SCP EYE CARE HOLDCO, LLC 5775 Glenridge Dr NE Building B, Suite 500, Atlanta, GA 30328	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 5.50%	1.00%	10.16%	10/5/2029	2,139	2,139	2,139	0.30%
SM Wellness Holdings, Inc. 15601 Dallas Pkwy Suite 500, Addison, TX 75001	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 4.50%	0.75%	9.32%	4/17/2028	200	200	200	0.03%
Smile Doctors LLC 285 Southeast Inner Loop, Georgetown, TX 78626	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 5.90%	0.75%	10.41%	12/23/2028	100	100	100	0.01%
Specialized Dental Holdings II, LLC 720 Cool Springs Blvd Suite 150 Franklin, Tennessee 37067	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 4.75%	1.00%	9.41%	11/1/2027	200	200	200	0.03%
SpecialtyCare, Inc. 3 Maryland Farms Suite 200, Brentwood, TN 37027	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 5.75%	1.00%	10.57%	6/18/2028	100	95	95	0.01%
STCH Acquisition Inc. 7200 Hudson Blvd N Suite 230 Oakdale, Minnesota 55128	(4)(6)	Healthcare Providers and Services	First Lien Secured Revolver	S + 5.25%	1.00%	9.81%	10/30/2026	196	0	(1)	0.00%
STCH Acquisition Inc. 7200 Hudson Blvd N Suite 230 Oakdale, Minnesota 55128	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 5.25%	1.00%	9.91%	10/30/2026	2,304	2,305	2,293	0.33%
STCH Acquisition Inc. 7200 Hudson Blvd N Suite 230 Oakdale, Minnesota 55128	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 5.25%	1.00%	10.01%	10/30/2026	2,304	2,305	2,293	0.33%
The GI Alliance Management, LLC 505 S Nolen Dr, Southlake, TX 76092	(4)(6)	Healthcare Providers and Services	First Lien Secured Delayed Draw Term Loan	S + 5.50%	1.00%	10.06%	9/15/2028	8,458	1,816	1,816	0.26%
TST Intermediate Holdings, LLC 75 Enterprise, Suite 200, Aliso Viejo, CA 92656	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 5.75%	1.00%	10.31%	11/27/2026	200	199	199	0.03%
Turningpoint Healthcare Solutions, LLC 1000 Primera Blvd Suite 3160 Lake Mary, Florida 32746	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 4.75%	1.00%	9.51%	7/14/2027	200	199	199	0.03%
United Digestive MSO Parent, LLC 1355 Peachtree St NE Suite 1600, Atlanta, GA 30309	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 5.75%	1.00%	10.46%	3/30/2029	200	200	198	0.03%
Urology Management Holdings, Inc. 501 E Broward Blvd Suite 2150 Fort Lauderdale, Florida 33301	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 5.50%	2.00%	9.91%	6/15/2027	200	198	198	0.03%

Investment Objective and Strategies	November 2024

Name and Address of Portfolio Company (1)	Footnotes	Industry	Type of Investment	Reference Rate and Spread (2)	Interest Rate Floor	Interest Rate	Maturity Date	Par Amount (7) (in thousands)	Amortized Cost (3) (in thousands)	Fair Value (in thousands)	Percentage of Total Investments Fair Value

USHV Management, LLC 341 Cool Springs Boulevard Ste 305 Franklin, Tennessee 37067	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 6.37%	1.00%	11.03%	12/23/2027	100	98	98	0.01%
Vital Care Buyer, LLC 1170 NE Industrial Park Rd Meridian, Mississippi 39301	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 4.75%	0.75%	9.31%	7/30/2031	5,289	5,264	5,264	0.75%
Vital Care Buyer, LLC 1170 NE Industrial Park Rd Meridian, Mississippi 39301	(4)(6)	Healthcare Providers and Services	First Lien Secured Revolver	S + 4.75%	0.75%	9.31%	7/30/2031	696	(3)	(3)	0.00%
BJH HOLDINGS III CORP. 124 W Oxmoor Rd, Birmingham, AL 35209	(4)	Hotels, Restaurants and Leisure	First Lien Secured Term Loan	S + 5.00%	1.00%	9.66%	8/19/2027	200	199	199	0.03%
Movati Athletic (Group) Inc. 33 University Ave W, Windsor, ONT N9A 5N8	(4)(5)(6)	Hotels, Restaurants and Leisure	First Lien Secured Delayed Draw Term Loan	C + 5.25%	0.00%	9.41%	5/29/2030	918	(7)	(7)	0.00%
Movati Athletic (Group) Inc. 33 University Ave W, Windsor, ONT N9A 5N8	(4)(5)	Hotels, Restaurants and Leisure	First Lien Secured Term Loan	C + 5.25%	1.00%	9.41%	5/29/2030	7,551	5,365	5,365	0.76%
Southpaw AP Buyer, LLC 510 Walnut St 9th Floor Philadelphia, Pennsylvania 19106	(4)(6)	Hotels, Restaurants and Leisure	First Lien Secured Delayed Draw Term Loan	S + 5.25%	1.00%	9.96%	3/2/2028	630	110	110	0.02%
Southpaw AP Buyer, LLC 510 Walnut St 9th Floor Philadelphia, Pennsylvania 19106	(4)	Hotels, Restaurants and Leisure	First Lien Secured Term Loan	S + 5.25%	1.00%	9.96%	3/2/2028	2,806	2,792	2,792	0.40%
Southpaw AP Buyer, LLC 510 Walnut St 9th Floor Philadelphia, Pennsylvania 19106	(4)(6)	Hotels, Restaurants and Leisure	First Lien Secured Revolver	S + 6.00%	1.00%	10.66%	3/2/2028	252	(1)	(1)	0.00%
Ungerboeck Systems International, LLC 100 Ungerboeck Park O’Fallon, Missouri 63368	(4)	Hotels, Restaurants and Leisure	First Lien Secured Term Loan	S + 5.75%	1.00%	10.31%	4/30/2027	200	200	200	0.03%
STANTON CARPET INTERMEDIATE HOLDINGS II, INC. 100 Sunnyside Boulevard Extension Suite 100 Woodbury, New York 11797	(4)	Household Durables	First Lien Secured Term Loan	S + 5.00%	0.00%	9.71%	10/1/2027	200	200	200	0.03%
TPC US Parent, LLC 151 Struthers Street Warren, Pennsylvania 16365	(4)	Household Products	First Lien Secured Term Loan	S + 5.75%	1.00%	10.46%	11/22/2025	200	199	199	0.03%
Wu Holdco, Inc. 705 Tri State Pkwy Gurnee, Illinois 60031	(4)(6)	Household Products	First Lien Secured Delayed Draw Term Loan	S + 4.75%	1.00%	9.31%	3/26/2027	3,526	2,460	2,460	0.35%
Wu Holdco, Inc. 705 Tri State Pkwy Gurnee, Illinois 60031	(4)(6)	Household Products	First Lien Secured Revolver	S + 5.00%	0.00%	9.56%	3/26/2027	362	66	66	0.01%
Harvey Tool Company, LLC 428 Newburyport Turnpike, Rowley, MA 01969-1729	(4)(6)	Industrial Conglomerates	First Lien Secured Delayed Draw Term Loan	S + 5.50%	0.75%	10.21%	10/26/2027	3,213	(8)	(8)	0.00%
Harvey Tool Company, LLC 428 Newburyport Turnpike, Rowley, MA 01969-1729	(4)	Industrial Conglomerates	First Lien Secured Term Loan	S + 5.25%	0.75%	10.06%	10/26/2027	8,161	8,141	8,141	1.15%
Harvey Tool Company, LLC 428 Newburyport Turnpike, Rowley, MA 01969-1729	(4)(6)	Industrial Conglomerates	First Lien Secured Revolver	S + 5.50%	0.75%	10.21%	10/26/2027	964	(2)	(2)	0.00%
Accession Risk Management, Inc. 2900 SW 149th Ave Suite 100, Miramar, FL 33027	(4)(6)	Insurance	First Lien Secured Delayed Draw Term Loan	S + 4.75%	0.75%	9.41%	11/1/2029	2,082	283	283	0.04%
Accession Risk Management, Inc. 2900 SW 149th Ave Suite 100, Miramar, FL 33027	(4)(6)	Insurance	First Lien Secured Revolver	S + 4.75%	0.75%	9.41%	11/1/2029	231	(1)	(1)	0.00%
Alera Group, Inc. 3 Parkway North Suite 400, Deerfield, IL 60015	(4)	Insurance	First Lien Secured Delayed Draw Term Loan	S + 5.25%	0.75%	9.91%	10/2/2028	200	198	198	0.03%
ALLIED BENEFIT SYSTEMS INTERMEDIATE LLC Eagan Ave, Eagan, MN 55121	(4)	Insurance	First Lien Secured Delayed Draw Term Loan	S + 5.25%	0.75%	9.91%	10/31/2030	620	620	620	0.09%
ALLIED BENEFIT SYSTEMS INTERMEDIATE LLC Eagan Ave, Eagan, MN 55121	(4)	Insurance	First Lien Secured Term Loan	S + 5.25%	0.75%	9.91%	10/31/2030	3,380	3,380	3,380	0.48%
AMBA Buyer, Inc. 6034 W Courtyard Dr Suite 300 Austin, Texas 78730	(4)	Insurance	First Lien Secured Delayed Draw Term Loan	S + 5.25%	0.75%	9.91%	7/30/2027	867	860	860	0.12%
AMBA Buyer, Inc. 6034 W Courtyard Dr Suite 300 Austin, Texas 78730	(4)(6)	Insurance	First Lien Secured Revolver	S + 5.25%	0.75%	9.81%	7/30/2027	223	(2)	(2)	0.00%
AMBA Buyer, Inc. 6034 W Courtyard Dr Suite 300 Austin, Texas 78730	(4)	Insurance	First Lien Secured Term Loan	S + 5.25%	0.75%	9.91%	7/30/2027	2,910	2,889	2,889	0.41%
Amerilife Holdings LLC 2650 McCormick Dr, Clearwater, FL 33759	(4)(6)	Insurance	First Lien Secured Delayed Draw Term Loan	S + 5.00%	0.75%	9.41%	8/31/2029	12,291	5,016	5,016	0.71%

Investment Objective and Strategies	November 2024

Name and Address of Portfolio Company (1)	Footnotes	Industry	Type of Investment	Reference Rate and Spread (2)	Interest Rate Floor	Interest Rate	Maturity Date	Par Amount (7) (in thousands)	Amortized Cost (3) (in thousands)	Fair Value (in thousands)	Percentage of Total Investments Fair Value

AQ SUNSHINE, INC. 1277 Treat Blvd Suite 400 Walnut Creek, California 94597	(4)	Insurance	First Lien Secured Term Loan	S + 5.25%	0.75%	9.81%	7/24/2031	200	199	199	0.03%
ARDONAGH MIDCO 3 PLC 2 Minster Court Mincing Lane, London, 0 EC3R 7PD	(4)	Insurance	First Lien Secured Term Loan	E + 4.75%	0.00%	7.61%	2/17/2031	1,984	2,159	2,159	0.31%
ARDONAGH MIDCO 3 PLC 2 Minster Court Mincing Lane, London, 0 EC3R 7PD	(4)	Insurance	First Lien Secured Term Loan	S + 4.75%	0.50%	9.16%	2/17/2031	5,016	5,016	5,016	0.71%
Beyond Risk Parent Holdings, Inc. 3101 N Central Ave Suite 400, Phoenix, AZ 85012	(4)(6)	Insurance	First Lien Secured Delayed Draw Term Loan	S + 4.50%	0.75%	9.06%	10/8/2027	6,374	515	515	0.07%
Galway Borrower LLC 135 Main St 21st Floor San Francisco, California 94105	(4)	Insurance	First Lien Secured Term Loan	S + 4.50%	0.75%	9.06%	9/29/2028	200	198	198	0.03%
Imagine 360 LLC 1550 Liberty Ridge Dr Wayne, Pennsylvania 19087	(4)(6)	Insurance	First Lien Secured Revolver	S + 5.50%	1.00%	10.06%	9/30/2028	327	(3)	(3)	0.00%
Imagine 360 LLC 1550 Liberty Ridge Dr Wayne, Pennsylvania 19087	(4)	Insurance	First Lien Secured Term Loan	S + 5.25%	0.75%	9.81%	9/30/2028	1,403	1,396	1,396	0.20%
Imagine 360 LLC 1550 Liberty Ridge Dr Wayne, Pennsylvania 19087	(4)(6)	Insurance	First Lien Secured Delayed Draw Term Loan	S + 5.25%	0.75%	9.81%	9/30/2028	767	(4)	(4)	0.00%
Integrity Marketing Acquisition, LLC 1445 Ross Ave 40th Floor, Dallas, TX 75202	(4)	Insurance	First Lien Secured Term Loan	S + 5.00%	0.75%	9.56%	8/25/2028	7,680	7,647	7,648	1.08%
McLarens Midco Inc. 3720 Davinci Ct Suite 200 Peachtree Corners, Georgia 30092	(4)(6)	Insurance	First Lien Secured Delayed Draw Term Loan	S + 5.50%	0.75%	10.21%	12/19/2025	663	65	65	0.01%
Oakbridge Insurance Agency, LLC PO BOX 1049 La Grange, Atlanta, GA 30241	(4)	Insurance	First Lien Secured Term Loan	S + 5.50%	0.75%	10.16%	11/1/2029	200	200	200	0.03%
Pareto Health Intermediate Holdings, Inc. 2929 Walnut Street Suite 1500, Philadelphia, PA 19104	(4)	Insurance	First Lien Secured Term Loan	S + 6.25%	1.00%	10.81%	6/1/2030	200	200	200	0.03%
Patriot Growth Insurance Services, LLC 501 Office Center Dr Suite 215 Fort Washington, Pennsylvania 19034	(4)	Insurance	First Lien Secured Delayed Draw Term Loan	S + 5.00%	0.75%	9.71%	10/16/2028	1,412	1,405	1,405	0.20%
Patriot Growth Insurance Services, LLC 501 Office Center Dr Suite 215 Fort Washington, Pennsylvania 19034	(4)(6)	Insurance	First Lien Secured Revolver	S + 5.00%	0.75%	9.76%	10/16/2028	534	86	86	0.01%
Patriot Growth Insurance Services, LLC 501 Office Center Dr Suite 215 Fort Washington, Pennsylvania 19034	(4)	Insurance	First Lien Secured Term Loan	S + 5.00%	0.75%	9.71%	10/16/2028	5,054	5,028	5,028	0.71%
Riser Interco LLC 555 E North Ln Suite 6060, Conshohocken, PA 19428	(4)(6)	Insurance	First Lien Secured Delayed Draw Term Loan	S + 5.00%	0.75%	9.56%	10/31/2029	11,599	8,744	8,744	1.24%
THG Acquisition, LLC 6802 Paragon Place Suite 200, Richmond, VA 23230	(4)	Insurance	First Lien Secured Term Loan	S + 5.75%	1.00%	10.41%	12/2/2026	200	200	199	0.03%
THG Acquisition, LLC 6802 Paragon Place Suite 200, Richmond, VA 23230	(4)(6)	Insurance	First Lien Secured Delayed Draw Term Loan	S + 5.50%	0.00%	10.16%	10/31/2031	660	0	(3)	0.00%
THG Acquisition, LLC 6802 Paragon Place Suite 200, Richmond, VA 23230	(4)(6)	Insurance	First Lien Secured Revolver	S + 5.50%	0.00%	10.16%	10/31/2031	330	0	(2)	0.00%
THG Acquisition, LLC 6802 Paragon Place Suite 200, Richmond, VA 23230	(4)	Insurance	First Lien Secured Term Loan	S + 4.75%	0.75%	9.41%	5/30/2030	2,961	2,961	2,946	0.42%
World Insurance Associates, LLC 100 Wood Ave South, 4th Floor , Iselin, NJ 8830	(4)	Insurance	First Lien Secured Term Loan	S + 6.00%	1.00%	10.56%	4/3/2028	200	199	199	0.03%
BigTime Software, Inc. 311 S Wacker Dr Suite 2300 Chicago, Illinois 60606	(4)	IT Services	First Lien Secured Term Loan	S + 6.25%	0.75%	10.81%	6/30/2028	200	200	200	0.03%
Cardinal Parent, Inc. 10700 W Research Dr. Suite 400, Milwaukee, WI 53226	(4)	IT Services	First Lien Secured Term Loan	S + 4.50%	0.75%	9.21%	11/12/2027	200	187	191	0.03%
DCert Buyer, Inc. 2801 N Thanksgiving Way Suite 500, Lehi, UT 84043	(4)(6)	IT Services	First Lien Secured Revolver	S + 3.75%	0.00%	8.31%	10/16/2026	100	—	—	0.00%
GOVDELIVERY HOLDINGS, LLC 1999 Broadway Suite 3600, Denver, CO 80202	(4)(6)	IT Services	First Lien Secured Term Loan	S + 5.75% (incl 2.25% PIK)	0.75%	10.31%	1/17/2031	200	199	199	0.03%
LogicMonitor, Inc. 820 State St Floor 1, Santa Barbara, CA 93101	(4)	IT Services	First Lien Secured Term Loan	S + 6.50%	1.00%	11.06%	5/15/2026	200	200	200	0.03%
Marco Technologies, LLC 4510 Heatherwood Rd St Cloud, Minnesota 56301	(4)	IT Services	First Lien Secured Term Loan	S + 5.25%	1.00%	9.91%	11/24/2026	200	200	200	0.03%
Medallia, Inc. 575 Market St Suite 1850, San Francisco, CA 94105	(4)	IT Services	First Lien Secured Term Loan	S + 6.50%	0.75%	10.91%	10/29/2028	100	97	97	0.01%

Investment Objective and Strategies	November 2024

Name and Address of Portfolio Company (1)	Footnotes	Industry	Type of Investment	Reference Rate and Spread (2)	Interest Rate Floor	Interest Rate	Maturity Date	Par Amount (7) (in thousands)	Amortized Cost (3) (in thousands)	Fair Value (in thousands)	Percentage of Total Investments Fair Value

NOBLE MIDCO 3 LIMITED 84 Wooster Street Ext Suite 404, New York, NY 10012	(4)(6)	IT Services	First Lien Secured Delayed Draw Term Loan	S + 5.25%	0.75%	9.81%	6/10/2031	824	—	—	0.00%
NOBLE MIDCO 3 LIMITED 84 Wooster Street Ext Suite 404, New York, NY 10012	(4)(6)	IT Services	First Lien Secured Revolver	S + 5.25%	0.75%	9.81%	6/10/2030	1,120	—	—	0.00%
NOBLE MIDCO 3 LIMITED 84 Wooster Street Ext Suite 404, New York, NY 10012	(4)	IT Services	First Lien Secured Term Loan	S + 5.00%	0.75%	9.56%	6/10/2031	5,056	5,056	5,056	0.72%
OEConnection LLC 3600 Embassy Pkwy Suite 300 Fairlawn, Ohio 44333	(4)	IT Services	First Lien Secured Term Loan	S + 5.25%	0.75%	9.91%	4/22/2031	4,429	4,429	4,410	0.63%
OEConnection LLC 3600 Embassy Pkwy Suite 300 Fairlawn, Ohio 44333	(4)(6)	IT Services	First Lien Secured Delayed Draw Term Loan	S + 5.25%	0.75%	9.91%	4/22/2031	771	—	(3)	0.00%
OEConnection LLC 3600 Embassy Pkwy Suite 300 Fairlawn, Ohio 44333	(4)(6)	IT Services	First Lien Secured Revolver	S + 5.25%	0.75%	9.91%	4/22/2031	482	—	(2)	0.00%
PASSAGEWAYS, INC. 8 North 3rd St. Suite 101 Lafayette, Indiana 47901	(4)	IT Services	First Lien Secured Term Loan	S + 5.00%	0.00%	9.71%	7/21/2027	200	200	200	0.03%
PDI TA HOLDINGS, INC. 11675 Rainwater Dr Suite 350, Alpharetta, GA 30009	(4)	IT Services	First Lien Secured Term Loan	S + 5.25%	0.75%	9.81%	2/3/2031	200	200	200	0.03%
Ridge Trail US Bidco, Inc. 28 Liberty St Suite 902, New York, NY 10005	(4)	IT Services	First Lien Secured Term Loan	S + 4.75%	0.75%	9.31%	9/30/2031	8,686	8,621	8,622	1.22%
Ridge Trail US Bidco, Inc. 28 Liberty St Suite 902, New York, NY 10005	(4)(6)	IT Services	First Lien Secured Revolver	S + 4.75%	0.75%	9.31%	3/31/2031	998	142	142	0.02%
Ridge Trail US Bidco, Inc. 28 Liberty St Suite 902, New York, NY 10005	(4)(6)	IT Services	First Lien Secured Delayed Draw Term Loan	S + 4.75%	0.75%	9.41%	9/30/2031	2,995	(22)	(22)	0.00%
Safety Borrower Holdings LLC 5445 DTC Pkwy Suite 950 Greenwood Village, Colorado 80111	(4)(6)	IT Services	First Lien Secured Revolver	P + 4.25%	0.00%	12.25%	9/1/2027	499	125	125	0.02%
Safety Borrower Holdings LLC 5445 DTC Pkwy Suite 950 Greenwood Village, Colorado 80111	(4)	IT Services	First Lien Secured Term Loan	S + 5.25%	1.00%	10.02%	9/1/2027	3,501	3,501	3,501	0.50%
SailPoint Technologies Holdings, Inc. 11120 Four Points Dr Suite 100, Austin, TX 78726	(4)(5)	IT Services	First Lien Secured Term Loan	S + 6.00%	0.75%	10.56%	8/16/2029	200	200	200	0.03%
Spirit RR Holdings, Inc. 11 E 26th St 12th Floor New York, New York 10010	(4)(6)	IT Services	First Lien Secured Delayed Draw Term Loan	S + 5.00%	0.75%	9.66%	9/13/2028	467	232	232	0.03%
Spirit RR Holdings, Inc. 11 E 26th St 12th Floor New York, New York 10010	(4)(6)	IT Services	First Lien Secured Revolver	S + 5.00%	0.75%	9.56%	9/13/2028	272	(1)	(1)	0.00%
Spirit RR Holdings, Inc. 11 E 26th St 12th Floor New York, New York 10010	(4)	IT Services	First Lien Secured Term Loan	S + 5.00%	0.75%	9.66%	9/13/2028	3,260	3,252	3,252	0.46%
Storable, Inc. 701 Brazos Street Suite 300, Austin, TX 78701	(4)(6)	IT Services	First Lien Secured Revolver	S + 2.75%	0.00%	7.41%	4/16/2026	100	25	25	0.00%
VS BUYER, LLC 3000 Carillon Point Kirkland, Seattle, WA 98033	(4)(6)	IT Services	First Lien Secured Revolver	S + 3.25%	0.00%	7.81%	4/12/2029	100	—	—	0.00%
WELOCALIZE, INC. 15 W 37th St 4th Floor, New York, NY 10018	(4)	IT Services	First Lien Secured Term Loan	S + 5.25%	1.00%	9.81%	6/23/2026	200	200	200	0.03%
KWOL Acquisition, Inc. 600 Park Offices Dr Suite 200, Research Triangle Park, NC 27709	(4)(6)	Life Sciences Tools & Services	First Lien Secured Revolver	S + 6.25%	0.75%	10.81%	12/12/2029	841	—	—	0.00%
KWOL Acquisition, Inc. 600 Park Offices Dr Suite 200, Research Triangle Park, NC 27709	(4)	Life Sciences Tools & Services	First Lien Secured Term Loan	S + 6.25%	0.75%	10.66%	12/12/2029	6,159	6,159	6,159	0.87%
Clyde Industries US Holdco, Inc. 16192 Coastal Hwy Lewes, Delaware 19958	(4)	Machinery	First Lien Secured Term Loan	S + 5.00%	0.00%	9.71%	12/18/2025	200	200	200	0.03%
Dynatect Group Holdings, Inc. 2300 S Calhoun Rd New Berlin, Wisconsin 53151	(4)	Machinery	First Lien Secured Term Loan	S + 4.50%	1.00%	9.16%	9/30/2026	200	200	200	0.03%
Engineered Machinery Holdings, Inc. 3500 Lacey Road Suite 290, Downers Grove, IL 60515	(4)(6)	Machinery	First Lien Secured Revolver	S + 3.25%	0.00%	7.81%	5/21/2026	100	9	9	0.00%
Flow Control Solutions, Inc. 900 N Michigan Ave Suite 1800 Chicago, Illinois 60611	(4)(6)	Machinery	First Lien Secured Revolver	S + 6.00%	0.75%	10.56%	3/29/2029	936	(7)	(7)	0.00%
Flow Control Solutions, Inc. 900 N Michigan Ave Suite 1800 Chicago, Illinois 60611	(4)(6)	Machinery	First Lien Secured Delayed Draw Term Loan	S + 5.00%	0.75%	9.56%	3/29/2029	5,241	74	74	0.01%
Merlin Buyer, Inc. Post Office Box 336, Birmingham, OH 44816	(4)	Machinery	First Lien Secured Term Loan	S + 4.75%	0.50%	9.31%	12/14/2028	5,550	5,550	5,550	0.79%

Investment Objective and Strategies	November 2024

Name and Address of Portfolio Company (1)	Footnotes	Industry	Type of Investment	Reference Rate and Spread (2)	Interest Rate Floor	Interest Rate	Maturity Date	Par Amount (7) (in thousands)	Amortized Cost (3) (in thousands)	Fair Value (in thousands)	Percentage of Total Investments Fair Value

Merlin Buyer, Inc. Post Office Box 336, Birmingham, OH 44816	(4)(6)	Machinery	First Lien Secured Revolver	S + 3.75%	0.00%	8.41%	12/14/2026	1,450	(14)	(14)	0.00%
PROCESS EQUIPMENT, INC. 2770 Welborn St Pelham, Alabama 35124	(4)	Machinery	First Lien Secured Term Loan	S + 5.25%	1.00%	9.91%	9/6/2027	200	200	200	0.03%
Process Insights Acquisition, Inc. 4140 World Houston Pkwy Houston, Texas 77032	(4)	Machinery	First Lien Secured Term Loan	S + 6.00%	0.00%	10.56%	7/18/2029	200	200	200	0.03%
Victory Buyer LLC 50 E 153rd St Bronx, Bronx, NY 10451	(4)(6)	Machinery	First Lien Secured Revolver	S + 3.75%	0.00%	8.41%	11/19/2026	100	33	33	0.00%
FITNESS INTERNATIONAL LLC 2600 Michelson Dr, Irvine, CA 92612	(4)	Media	First Lien Secured Term Loan	S + 5.25%	0.00%	9.81%	2/12/2029	10,880	10,871	10,891	1.54%
Klick, Inc. 175 Bloor St E North Tower, 3rd Floor Toronto, Ontario M4W	(4)(5)	Media	First Lien Secured Term Loan	S + 4.50%	1.00%	9.06%	3/31/2028	732	725	725	0.10%
LEARFIELD COMMUNICATIONS, LLC 2400 Dallas Pkwy Suite 500, Plano, TX 75093	(4)(6)	Media	First Lien Secured Revolver	S + 3.25%	1.00%	7.81%	12/31/2027	100	—	—	0.00%
Trunk Acquisition, Inc. 3200 Rice Mine Rd NE Tuscaloosa, Alabama 35406	(4)	Media	First Lien Secured Term Loan	S + 5.75%	0.00%	10.46%	2/19/2027	200	200	200	0.03%
W2O Holdings, INC. 199 Water St 12th Floor New York, New York 10038	(4)(6)	Media	First Lien Secured Delayed Draw Term Loan	S + 4.75%	1.00%	9.41%	6/12/2028	688	(3)	(3)	0.00%
W2O Holdings, INC. 199 Water St 12th Floor New York, New York 10038	(4)(6)	Media	First Lien Secured Revolver	S + 4.75%	1.00%	9.31%	6/12/2028	132	43	43	0.01%
W2O Holdings, INC. 199 Water St 12th Floor New York, New York 10038	(4)	Media	First Lien Secured Term Loan	S + 4.75%	1.00%	9.16%	6/12/2028	1,608	1,600	1,600	0.23%
AMSPEC Parent, LLC 1249 Cranbury South River Rd Suite 204, Cranbury, NJ 8512	(4)	Oil, Gas and Consumable Fuels	First Lien Secured Term Loan	S + 5.50%	0.75%	10.06%	12/5/2030	100	100	100	0.01%
EDPO, LLC 10 S Wacker Dr Chicago, Illinois 60606	(4)(6)	Oil, Gas and Consumable Fuels	First Lien Secured Revolver	S + 4.50%	0.75%	9.16%	12/8/2026	81	22	22	0.00%
EDPO, LLC 10 S Wacker Dr Chicago, Illinois 60606	(4)	Oil, Gas and Consumable Fuels	First Lien Secured Term Loan	S + 4.50%	0.75%	9.16%	12/8/2027	6,919	6,919	6,919	0.98%
Valicor PPC Intermediate II LLC 1045 Reed Road Monroe, Ohio 45050	(4)	Oil, Gas and Consumable Fuels	First Lien Secured Term Loan	S + 5.00%	1.00%	9.66%	7/24/2028	932	930	930	0.13%
Valicor PPC Intermediate II LLC 1045 Reed Road Monroe, Ohio 45050	(4)(6)	Oil, Gas and Consumable Fuels	First Lien Secured Revolver	S + 5.00%	1.00%	9.66%	1/24/2028	710	47	47	0.01%
Valicor PPC Intermediate II LLC 1045 Reed Road Monroe, Ohio 45050	(4)	Oil, Gas and Consumable Fuels	First Lien Secured Delayed Draw Term Loan	S + 5.00%	1.00%	9.66%	7/24/2028	443	442	442	0.06%
Valicor PPC Intermediate II LLC 1045 Reed Road Monroe, Ohio 45050	(4)	Oil, Gas and Consumable Fuels	First Lien Secured Term Loan	S + 5.00%	1.00%	9.66%	7/24/2028	2,663	2,657	2,657	0.38%
APOTHECARY PRODUCTS, LLC 11750 12Th Ave Burnsville, Minnesota 55337	(4)(5)	Personal Care Products	First Lien Secured Term Loan	S + 6.75%	0.00%	11.26%	7/27/2025	197	197	197	0.03%
SWANSON HEALTH PRODUCTS, INCORPORATED 4075 40th Ave SW, Fargo, ND 58103	(4)	Personal Care Products	First Lien Secured Term Loan	S + 6.25%	1.00%	10.81%	6/30/2025	200	200	200	0.03%
Bamboo US BidCo LLC 927 S Curry Pike, Bloomington, IN 47403	(4)	Pharmaceuticals	First Lien Secured Term Loan	E + 6.75% (incl 3.37% PIK)	1.00%	9.81%	9/30/2030	2,727	2,968	2,953	0.42%
Bamboo US BidCo LLC 927 S Curry Pike, Bloomington, IN 47403	(4)(6)	Pharmaceuticals	First Lien Secured Revolver	S + 6.00%	1.00%	10.56%	10/1/2029	826	—	(4)	0.00%
Bamboo US BidCo LLC 927 S Curry Pike, Bloomington, IN 47403	(4)(6)	Pharmaceuticals	First Lien Secured Delayed Draw Term Loan	S + 6.75% (incl 3.37% PIK)	1.00%	11.31%	9/30/2030	466	163	161	0.02%
Bamboo US BidCo LLC 927 S Curry Pike, Bloomington, IN 47403	(4)	Pharmaceuticals	First Lien Secured Term Loan	S + 6.75% (incl 3.37% PIK)	1.00%	11.31%	9/30/2030	3,004	3,004	2,989	0.42%
Bridges Consumer Healthcare Intermediate LLC 1100 Market St Suite 600 Chattanooga, Tennessee 37402	(4)	Pharmaceuticals	First Lien Secured Term Loan	S + 6.19%	1.00%	10.85%	1/20/2027	200	200	200	0.03%
Exactcare Parent Inc. 8333 Rockside Road, Valley View, OH 44125	(4)	Pharmaceuticals	First Lien Secured Term Loan	S + 5.50%	1.00%	10.06%	11/5/2029	200	200	200	0.03%

Investment Objective and Strategies	November 2024

Name and Address of Portfolio Company (1)	Footnotes	Industry	Type of Investment	Reference Rate and Spread (2)	Interest Rate Floor	Interest Rate	Maturity Date	Par Amount (7) (in thousands)	Amortized Cost (3) (in thousands)	Fair Value (in thousands)	Percentage of Total Investments Fair Value

Tersera Therapeutics, LLC 520 Lake Cook Rd Suite 500 Deerfield, Illinois 60015	(4)(6)	Pharmaceuticals	First Lien Secured Revolver	S + 6.75%	1.00%	11.31%	4/4/2029	116	—	—	0.00%
Tersera Therapeutics, LLC 520 Lake Cook Rd Suite 500 Deerfield, Illinois 60015	(4)	Pharmaceuticals	First Lien Secured Term Loan	S + 5.75%	1.00%	10.31%	4/4/2029	3,884	3,884	3,884	0.55%
TWL Holdings Corp 9019 Garners Ferry Road, Hopkins, SC 29061	(4)	Pharmaceuticals	First Lien Secured Term Loan	S + 5.25%	1.00%	9.91%	11/6/2025	200	200	200	0.03%
Analytic Partners, LP 1441 Brickell Ave Suite 1220 Miami, Florida 33131	(4)	Professional Services	First Lien Secured Term Loan	S + 5.00%	0.75%	9.56%	4/4/2028	200	200	200	0.03%
Applied Technical Services, LLC 1049 Triad Ct, Marietta, GA 30062	(4)	Professional Services	First Lien Secured Term Loan	S + 5.75%	1.00%	10.46%	12/29/2026	200	197	197	0.03%
Aprio Advisory Group, LLC 2002 Summit Blvd Suite 120 Atlanta, Georgia 30319	(4)(6)	Professional Services	First Lien Secured Delayed Draw Term Loan	S + 4.75%	0.75%	9.31%	8/1/2031	3,277	267	267	0.04%
Aprio Advisory Group, LLC 2002 Summit Blvd Suite 120 Atlanta, Georgia 30319	(4)	Professional Services	First Lien Secured Term Loan	S + 4.75%	0.75%	9.31%	8/1/2031	7,536	7,518	7,518	1.07%
Aprio Advisory Group, LLC 2002 Summit Blvd Suite 120 Atlanta, Georgia 30319	(4)(6)	Professional Services	First Lien Secured Revolver	S + 4.75%	0.75%	9.31%	8/1/2031	1,638	520	520	0.07%
AQ Carver Buyer, Inc. 3350 Buschwood Park Drive Suite 200, Tampa, FL 33618	(4)(6)	Professional Services	First Lien Secured Revolver	S + 5.25%	0.00%	9.81%	8/2/2028	100	—	—	0.00%
Clinical Education Alliance, LLC 12001 Sunrise Valley Dr Suite 300 Reston, Virginia 20191	(4)	Professional Services	First Lien Secured Term Loan	S + 5.00%	1.00%	9.71%	12/21/2026	100	99	99	0.01%
CRISIS PREVENTION INSTITUTE, INC. 10850 W. Park Place Suite 250, Milwaukee, WI 53224	(4)(6)	Professional Services	First Lien Secured Revolver	S + 4.75%	0.50%	9.31%	4/9/2029	100	—	—	0.00%
DISA Holdings Corp. 11740 Katy Fwy Suite 900 Houston, Texas 77079	(4)(6)	Professional Services	First Lien Secured Delayed Draw Term Loan	S + 5.00%	0.75%	9.56%	9/9/2028	591	68	68	0.01%
DISA Holdings Corp. 11740 Katy Fwy Suite 900 Houston, Texas 77079	(4)	Professional Services	First Lien Secured Term Loan	S + 5.00%	0.75%	9.56%	9/9/2028	786	786	786	0.11%
DISA Holdings Corp. 11740 Katy Fwy Suite 900 Houston, Texas 77079	(4)	Professional Services	First Lien Secured Delayed Draw Term Loan	S + 5.00%	0.75%	9.56%	9/9/2028	556	556	556	0.08%
DISA Holdings Corp. 11740 Katy Fwy Suite 900 Houston, Texas 77079	(4)	Professional Services	First Lien Secured Term Loan	S + 5.00%	0.75%	9.56%	9/9/2028	2,068	2,068	2,068	0.29%
DTI Holdco, Inc. 501 Kansas Ave, Kansas City, KS 66105	(4)	Professional Services	First Lien Secured Term Loan	S + 4.75%	0.75%	9.41%	4/26/2029	200	201	201	0.03%
Foreigner Bidco Inc. 111 8th Ave 13th Floor New York, New York 10011	(4)	Professional Services	First Lien Secured Term Loan	S + 5.50%	1.00%	10.26%	4/19/2028	200	200	200	0.03%
Ground Penetrating Radar Systems, LLC 5217 Monroe St Suite A Toledo, Ohio 43623	(4)(6)	Professional Services	First Lien Secured Delayed Draw Term Loan	S + 5.75%	1.00%	10.31%	4/2/2031	2,158	—	—	0.00%
Ground Penetrating Radar Systems, LLC 5217 Monroe St Suite A Toledo, Ohio 43623	(4)(6)	Professional Services	First Lien Secured Revolver	S + 5.25%	1.00%	9.91%	4/2/2031	1,151	144	144	0.02%
Ground Penetrating Radar Systems, LLC 5217 Monroe St Suite A Toledo, Ohio 43623	(4)	Professional Services	First Lien Secured Term Loan	S + 4.25%	1.00%	8.91%	4/2/2031	9,063	9,063	9,063	1.28%
HSI Halo Acquisition, Inc. 6136 Frisco Square Blvd Ste 285 Frisco, Texas 75034	(4)(6)	Professional Services	First Lien Secured Revolver	S + 5.00%	0.75%	9.66%	6/28/2030	932	(2)	(2)	0.00%
HSI Halo Acquisition, Inc. 6136 Frisco Square Blvd Ste 285 Frisco, Texas 75034	(4)(6)	Professional Services	First Lien Secured Delayed Draw Term Loan	S + 5.00%	0.75%	9.56%	6/30/2031	1,397	239	239	0.03%
HSI Halo Acquisition, Inc. 6136 Frisco Square Blvd Ste 285 Frisco, Texas 75034	(4)	Professional Services	First Lien Secured Term Loan	S + 5.00%	0.75%	9.66%	6/30/2031	7,825	7,806	7,806	1.11%
IG Investments Holdings, LLC 11224 Hammond Drive, Suite #1500, Atlanta, GA 30346	(4)(6)	Professional Services	First Lien Secured Revolver	S + 5.00%	0.00%	9.56%	9/22/2031	293	0	(1)	0.00%
IG Investments Holdings, LLC 11224 Hammond Drive, Suite #1500, Atlanta, GA 30346	(4)	Professional Services	First Lien Secured Term Loan	S + 5.00%	0.75%	9.56%	9/22/2028	2,608	2,609	2,595	0.37%
Iris Buyer LLC 300 N. LaSalle Street, Chicago, IL 60654	(4)	Professional Services	First Lien Secured Term Loan	S + 6.25%	1.00%	10.81%	10/2/2030	200	197	197	0.03%
KENE Acquisition, Inc. 28100 Torch Pkwy Suite 400, Warrenville, IL 60555	(4)(6)	Professional Services	First Lien Secured Term Loan	S + 5.25%	1.00%	9.91%	2/7/2031	200	200	200	0.03%
Keng Acquisition, Inc. 4000 Hollywood Blvd Suite 400-North, Hollywood, FL 33021	(4)	Professional Services	First Lien Secured Term Loan	S + 5.00%	1.00%	9.66%	8/1/2029	200	197	197	0.03%

Investment Objective and Strategies	November 2024

Name and Address of Portfolio Company (1)	Footnotes	Industry	Type of Investment	Reference Rate and Spread (2)	Interest Rate Floor	Interest Rate	Maturity Date	Par Amount (7) (in thousands)	Amortized Cost (3) (in thousands)	Fair Value (in thousands)	Percentage of Total Investments Fair Value

Marina Acquisition, Inc. 2875 Decker Lake Dr Ste 300 Salt Lake City, Utah 84119	(4)	Professional Services	First Lien Secured Term Loan	S + 5.00%	1.00%	9.56%	7/1/2030	2,152	2,130	2,130	0.30%
Marina Acquisition, Inc. 2875 Decker Lake Dr Ste 300 Salt Lake City, Utah 84119	(4)(6)	Professional Services	First Lien Secured Revolver	S + 5.00%	1.00%	9.56%	7/1/2030	307	(3)	(3)	0.00%
MHE Intermediate Holdings, LLC 3235 Levis Commons Blvd., Perrysburg, OH 43528	(4)	Professional Services	First Lien Secured Term Loan	S + 6.00%	1.00%	10.71%	7/21/2027	200	200	200	0.03%
Propio LS, LLC 10801 Mastin St Suite 580 Overland Park, Kansas 66210	(4)(6)	Professional Services	First Lien Secured Delayed Draw Term Loan	S + 4.50%	0.75%	9.16%	7/17/2030	3,409	(17)	(17)	0.00%
Propio LS, LLC 10801 Mastin St Suite 580 Overland Park, Kansas 66210	(4)(6)	Professional Services	First Lien Secured Revolver	S + 4.50%	0.75%	9.16%	7/17/2029	1,704	(9)	(8)	0.00%
Propio LS, LLC 10801 Mastin St Suite 580 Overland Park, Kansas 66210	(4)	Professional Services	First Lien Secured Term Loan	S + 4.50%	0.75%	8.91%	7/17/2030	7,082	7,047	7,047	1.00%
RIMKUS CONSULTING GROUP, INC. 12140 Wickchester Ln Suite 300 Houston, Texas 77079	(4)(6)	Professional Services	First Lien Secured Delayed Draw Term Loan	S + 5.25%	0.75%	9.81%	4/1/2031	2,252	—	—	0.00%
RIMKUS CONSULTING GROUP, INC. 12140 Wickchester Ln Suite 300 Houston, Texas 77079	(4)(6)	Professional Services	First Lien Secured Revolver	S + 5.25%	0.75%	9.81%	4/1/2030	1,201	—	—	0.00%
RIMKUS CONSULTING GROUP, INC. 12140 Wickchester Ln Suite 300 Houston, Texas 77079	(4)	Professional Services	First Lien Secured Term Loan	S + 5.25%	0.75%	9.81%	4/1/2031	8,984	8,984	8,984	1.27%
Ruppert Landscape, LLC 23601 Laytonsville Rd Laytonsville, Maryland 20882	(4)(6)	Professional Services	First Lien Secured Delayed Draw Term Loan	S + 5.75%	0.75%	10.16%	12/1/2028	4,804	(48)	(47)	—0.01%
Ruppert Landscape, LLC 23601 Laytonsville Rd Laytonsville, Maryland 20882	(4)(6)	Professional Services	First Lien Secured Revolver	S + 5.00%	0.75%	9.56%	12/1/2028	320	50	50	0.01%
Tempo Buyer Corp. 6676 Corporate Center Parkway Suite 107 Jacksonville, Florida 32216	(4)	Professional Services	First Lien Secured Term Loan	S + 4.75%	0.75%	9.31%	8/26/2028	200	200	200	0.03%
USRP Holdings, Inc. 99 Wood Ave S Suite 501 Iselin, New Jersey 8830	(4)(6)	Professional Services	First Lien Secured Revolver	S + 5.00%	0.75%	9.66%	12/31/2029	900	(4)	(4)	0.00%
USRP Holdings, Inc. 99 Wood Ave S Suite 501 Iselin, New Jersey 8830	(4)(6)	Professional Services	First Lien Secured Delayed Draw Term Loan	S + 5.00%	0.75%	9.66%	12/31/2029	2,773	(14)	(13)	0.00%
USRP Holdings, Inc. 99 Wood Ave S Suite 501 Iselin, New Jersey 8830	(4)	Professional Services	First Lien Secured Term Loan	S + 5.00%	0.75%	9.66%	12/31/2029	8,699	8,657	8,658	1.23%
Vaco Holdings, LLC 5501 Virginia Way Suite 120, Brentwood, TN 37027	(4)(6)	Professional Services	First Lien Secured Revolver	S + 5.00%	0.75%	9.56%	1/21/2027	100	—	—	0.00%
Vensure Employer Services, Inc. 2600 W Geronimo Pl Suite 100, Chandler, AZ 85224	(4)	Professional Services	First Lien Secured Delayed Draw Term Loan	S + 5.00%	0.50%	9.66%	9/27/2031	-	—	—	0.00%
Vensure Employer Services, Inc. 2600 W Geronimo Pl Suite 100, Chandler, AZ 85224	(4)	Professional Services	First Lien Secured Term Loan	S + 5.00%	0.50%	9.56%	9/27/2031	1,947	1,937	1,938	0.27%
YA Intermediate Holdings II, LLC 3102 West End Ave Suite 175 Nashville, Tennessee 37203	(4)(6)	Professional Services	First Lien Secured Delayed Draw Term Loan	S + 5.00%	0.75%	9.56%	10/1/2031	2,258	0	(11)	0.00%
YA Intermediate Holdings II, LLC 3102 West End Ave Suite 175 Nashville, Tennessee 37203	(4)	Professional Services	First Lien Secured Term Loan	S + 5.00%	0.75%	9.56%	10/1/2031	5,419	5,419	5,392	0.76%
YA Intermediate Holdings II, LLC 3102 West End Ave Suite 175 Nashville, Tennessee 37203	(4)(6)	Professional Services	First Lien Secured Revolver	S + 5.00%	0.75%	9.56%	10/1/2031	1,084	0	(5)	0.00%
Sako and Partners Lower Holdings LLC 945 Bunker Hill Rd Floor 14, Houston, TX 77024	(4)(6)	Real Estate Management and Development	First Lien Secured Revolver	S + 4.50%	1.00%	9.16%	9/15/2028	418	(1)	(1)	0.00%
Sako and Partners Lower Holdings LLC 945 Bunker Hill Rd Floor 14, Houston, TX 77024	(4)	Real Estate Management and Development	First Lien Secured Term Loan	S + 4.50%	1.00%	9.06%	9/15/2028	6,582	6,567	6,567	0.93%
365 Retail Markets, LLC 1743 Maplelawn Dr Troy, Michigan 48084	(4)	Software	First Lien Secured Term Loan	S + 4.75%	1.00%	9.46%	12/23/2026	1,753	1,753	1,753	0.25%
365 Retail Markets, LLC 1743 Maplelawn Dr Troy, Michigan 48084	(4)(6)	Software	First Lien Secured Delayed Draw Term Loan	S + 4.75%	1.00%	9.46%	12/23/2026	1,371	914	914	0.13%
365 Retail Markets, LLC 1743 Maplelawn Dr Troy, Michigan 48084	(4)	Software	First Lien Secured Term Loan	S + 4.75%	1.00%	9.46%	12/23/2026	3,876	3,876	3,876	0.55%
Adelaide Borrower, LLC 420 East South Temple Suite 300, Salt Lake, UT 84111	(4)	Software	First Lien Secured Term Loan	S + 6.75% (incl 3.37% PIK)	0.75%	11.31%	5/8/2030	200	198	198	0.03%
ALTA BUYER, LLC 1787 Fort Union Blvd Suite 200, Salt Lake City, UT 84121	(4)	Software	First Lien Secured Term Loan	S + 5.00%	1.00%	9.56%	12/21/2027	200	199	199	0.03%

Investment Objective and Strategies	November 2024

Name and Address of Portfolio Company (1)	Footnotes	Industry	Type of Investment	Reference Rate and Spread (2)	Interest Rate Floor	Interest Rate	Maturity Date	Par Amount (7) (in thousands)	Amortized Cost (3) (in thousands)	Fair Value (in thousands)	Percentage of Total Investments Fair Value

AQA Acquisition Holding, Inc. 450 Artisan Way #400, Somerville, MA 2145	(4)(6)	Software	First Lien Secured Revolver	S + 3.25%	0.00%	7.91%	3/3/2026	100	74	74	0.01%
Artifact Bidco, Inc. 3300 N Triumph Blvd Suite 800, Lehi, UT 84043	(4)	Software	First Lien Secured Revolver	S + 4.50%	0.50%	9.06%	7/26/2030	399	396	396	0.06%
Artifact Bidco, Inc. 3300 N Triumph Blvd Suite 800, Lehi, UT 84043	(4)	Software	First Lien Secured Revolver	S + 4.50%	0.50%	9.06%	7/26/2030	188	186	186	0.03%
Artifact Bidco, Inc. 3300 N Triumph Blvd Suite 800, Lehi, UT 84043	(4)	Software	First Lien Secured Term Loan	S + 4.50%	0.50%	9.06%	7/28/2031	3,354	3,330	3,330	0.47%
Artifact Bidco, Inc. 3300 N Triumph Blvd Suite 800, Lehi, UT 84043	(4)	Software	First Lien Secured Delayed Draw Term Loan	S + 4.50%	0.50%	9.06%	7/28/2031	821	815	815	0.12%
Banker’s Toolbox, Inc. 12331 Riata Trace Pkwy Building 4, Suite 200 Austin, Texas 78727	(4)	Software	First Lien Secured Term Loan	S + 4.50%	0.75%	9.06%	7/27/2027	200	199	199	0.03%
Bluecat Networks (USA) Inc. 4100 Yonge St Suite 300 North York, Ontario M2P 2B5	(4)(5)(6)	Software	First Lien Secured Term Loan	S + 5.75% (incl 2.00% PIK)	0.75%	10.41%	8/8/2028	200	198	198	0.03%
Bluecat Networks (USA) Inc. 4100 Yonge St Suite 300 North York, Ontario M2P 2B5	(4)(5)	Software	First Lien Secured Term Loan	S + 5.75% (incl 2.00% PIK)	0.00%	10.41%	8/8/2028	1,271	1,262	1,262	0.18%
CATALIS INTERMEDIATE, INC. 3025 Windward Plaza, Ste 200 Alpharetta, Georgia 30350	(4)	Software	First Lien Secured Term Loan	S + 5.50%	0.75%	10.21%	8/4/2027	100	99	99	0.01%
CLOUD SOFTWARE GROUP, INC. 851 Cypress Creek Rd, Fort Lauderdale, FL 33309	(4)(6)	Software	First Lien Secured Revolver	S + 3.25%	0.00%	7.81%	9/30/2027	100	—	—	0.00%
DIGITAL.AI SOFTWARE HOLDINGS, INC. 6220 Shiloh Rd Suite 400, Alpharetta, GA 30005	(4)	Software	First Lien Secured Term Loan	S + 6.00%	1.00%	10.56%	8/10/2028	100	100	100	0.01%
DS Admiral Bidco, LLC 235 E Palmer St, Franklin, NC 28734	(4)(6)	Software	First Lien Secured Revolver	S + 4.00%	0.00%	8.66%	6/26/2029	100	—	(3)	0.00%
DT Intermediate Holdco, Inc. 8777 Velocity Dr Machesney Park, Illinois 61115	(4)	Software	First Lien Secured Term Loan	S + 6.00% (incl 3.25% PIK)	0.75%	10.56%	2/24/2028	3,272	3,255	3,256	0.46%
DT Intermediate Holdco, Inc. 8777 Velocity Dr Machesney Park, Illinois 61115	(4)(6)	Software	First Lien Secured Delayed Draw Term Loan	S + 5.50%	0.75%	10.16%	2/24/2028	1,658	(8)	(8)	0.00%
Eclipse Buyer, Inc. 3700 N Capital of Texas Hwy Suite 300, Austin, TX 78746	(4)	Software	First Lien Secured Term Loan	S + 4.75%	0.50%	9.31%	9/8/2031	7,862	7,823	7,824	1.11%
Eclipse Buyer, Inc. 3700 N Capital of Texas Hwy Suite 300, Austin, TX 78746	(4)(6)	Software	First Lien Secured Revolver	S + 4.75%	0.50%	9.31%	9/8/2031	676	(3)	(3)	0.00%
Eclipse Buyer, Inc. 3700 N Capital of Texas Hwy Suite 300, Austin, TX 78746	(4)(6)	Software	First Lien Secured Delayed Draw Term Loan	S + 4.75%	0.50%	9.31%	9/8/2031	1,333	(7)	(6)	0.00%
e-Discovery AcquireCo, LLC 145 S Wells St Suite 500, Chicago, IL 60606	(4)	Software	First Lien Secured Term Loan	S + 6.50%	1.00%	11.06%	8/29/2029	200	200	200	0.03%
Enverus Holdings, Inc. 2901 Via Fortuna Suite 100, Austin, TX 78746	(4)	Software	First Lien Secured Term Loan	S + 5.50%	0.75%	10.16%	12/24/2029	1,984	1,984	1,984	0.28%
Enverus Holdings, Inc. 2901 Via Fortuna Suite 100, Austin, TX 78746	(4)(6)	Software	First Lien Secured Delayed Draw Term Loan	S + 5.50%	0.75%	10.16%	12/24/2029	142	142	142	0.02%
Enverus Holdings, Inc. 2901 Via Fortuna Suite 100, Austin, TX 78746	(4)(6)	Software	First Lien Secured Revolver	S + 5.50%	0.75%	10.16%	12/24/2029	214	14	14	0.00%
ESG Investments, Inc. 141 Longwater Dr Suite 113A Norwell, Massachusetts 2061	(4)	Software	First Lien Secured Term Loan	S + 4.50%	1.00%	9.21%	3/11/2028	200	200	200	0.03%
GOVERNMENTJOBS.COM, INC. 2120 Park Pl Suite 100, El Segundo, CA 90245	(4)(6)	Software	First Lien Secured Term Loan	S + 5.00%	0.75%	9.56%	12/1/2028	200	199	199	0.03%
GS ACQUISITIONCO, INC. 8529 Six Forks Rd, Raleigh, NC 27615	(4)	Software	First Lien Secured Delayed Draw Term Loan	S + 5.25%	0.75%	9.81%	5/25/2028	200	200	200	0.03%
Hyphen Solutions, LLC 1507 Lyndon B Johnson Fwy Suite 300, Dallas, TX 75234	(4)	Software	First Lien Secured Term Loan	S + 5.50%	1.00%	10.16%	10/27/2026	200	200	200	0.03%
Kipu Buyer, LLC 255 Alhambra Plaza Ste 900 Miami, Florida 33134	(4)	Software	First Lien Secured Term Loan	S + 4.25%	0.00%	8.81%	1/27/2027	200	200	200	0.03%
KPA Parent Holdings, Inc. 11080 Circle Point Rd Suite 200 Westminster, Colorado 80020	(4)	Software	First Lien Secured Term Loan	S + 5.75%	1.00%	10.51%	7/19/2026	118	118	118	0.02%

Investment Objective and Strategies	November 2024

Name and Address of Portfolio Company (1)	Footnotes	Industry	Type of Investment	Reference Rate and Spread (2)	Interest Rate Floor	Interest Rate	Maturity Date	Par Amount (7) (in thousands)	Amortized Cost (3) (in thousands)	Fair Value (in thousands)	Percentage of Total Investments Fair Value

KPA Parent Holdings, Inc. 11080 Circle Point Rd Suite 200 Westminster, Colorado 80020	(4)	Software	First Lien Secured Term Loan	S + 5.75%	1.00%	10.51%	7/19/2026	1,776	1,776	1,776	0.25%
KPA Parent Holdings, Inc. 11080 Circle Point Rd Suite 200 Westminster, Colorado 80020	(4)	Software	First Lien Secured Delayed Draw Term Loan	S + 5.75%	1.00%	10.51%	7/19/2026	1,021	1,021	1,021	0.14%
KPA Parent Holdings, Inc. 11080 Circle Point Rd Suite 200 Westminster, Colorado 80020	(4)(6)	Software	First Lien Secured Revolver	S + 6.00%	1.00%	10.66%	7/19/2026	677	—	—	0.00%
KPA Parent Holdings, Inc. 11080 Circle Point Rd Suite 200 Westminster, Colorado 80020	(4)	Software	First Lien Secured Term Loan	S + 5.75%	1.00%	10.51%	7/19/2026	3,409	3,409	3,409	0.48%
Litera Bidco LLC 300 S Riverside Plaza Suite 800, Chicago, IL 60606	(4)	Software	First Lien Secured Term Loan	S + 5.00%	1.00%	9.66%	5/1/2028	200	200	200	0.03%
Mastery Acquisition Corp. 800 Taylor Street Suite 102, Durham, NC 27701	(4)	Software	First Lien Secured Term Loan	S + 5.25%	1.00%	9.66%	9/7/2029	200	200	200	0.03%
MONOTYPE IMAGING HOLDINGS INC. 600 Unicorn Park Dr, Woburn, MA 1801	(4)(6)	Software	First Lien Secured Delayed Draw Term Loan	S + 5.50%	0.75%	10.06%	2/28/2031	103	103	103	0.01%
MONOTYPE IMAGING HOLDINGS INC. 600 Unicorn Park Dr, Woburn, MA 1801	(4)(6)	Software	First Lien Secured Revolver	S + 5.50%	0.75%	10.06%	2/28/2030	154	155	155	0.02%
MONOTYPE IMAGING HOLDINGS INC. 600 Unicorn Park Dr, Woburn, MA 1801	(4)	Software	First Lien Secured Term Loan	S + 5.50%	0.75%	10.06%	2/28/2031	1,232	1,236	1,236	0.18%
Montana Buyer Inc. 1501 Highwoods Blvd Suite 200 Greensboro, North Carolina 27410	(4)	Software	First Lien Secured Term Loan	S + 5.00%	0.75%	9.66%	7/22/2029	2,670	2,664	2,664	0.38%
Montana Buyer Inc. 1501 Highwoods Blvd Suite 200 Greensboro, North Carolina 27410	(4)(6)	Software	First Lien Secured Revolver	P + 4.00%	0.75%	12.00%	7/22/2028	307	52	52	0.01%
MRI Software LLC 28925 Fountain Pkwy, Solon, OH 44139	(4)(6)	Software	First Lien Secured Delayed Draw Term Loan	S + 4.75%	1.00%	9.31%	2/10/2027	1,293	312	321	0.05%
MRI Software LLC 28925 Fountain Pkwy, Solon, OH 44139	(4)(6)	Software	First Lien Secured Delayed Draw Term Loan	S + 4.75%	1.00%	9.31%	2/10/2027	1,408	(7)	4	0.00%
MRI Software LLC 28925 Fountain Pkwy, Solon, OH 44139	(4)	Software	First Lien Secured Term Loan	S + 4.75%	1.00%	9.31%	2/10/2027	5,594	5,567	5,608	0.79%
MRI Software LLC 28925 Fountain Pkwy, Solon, OH 44139	(4)(6)	Software	First Lien Secured Revolver	S + 4.75%	1.00%	9.31%	2/10/2027	265	123	125	0.02%
Nasuni Corporation 1 Marina Park DR 6th Floor, Boston, MA 2210	(4)(6)	Software	First Lien Secured Revolver	S + 5.75%	0.75%	10.41%	9/10/2030	1,302	(10)	(9)	0.00%
Nasuni Corporation 1 Marina Park DR 6th Floor, Boston, MA 2210	(4)	Software	First Lien Secured Term Loan	S + 5.75%	0.75%	10.31%	9/10/2030	6,250	6,203	6,205	0.88%
Navex TopCo, Inc. 5500 Meadows Rd Suite 500 Lake Oswego, Oregon 97035	(4)	Software	First Lien Secured Term Loan	S + 5.50%	0.75%	10.16%	11/8/2030	5,203	5,203	5,203	0.74%
Navex TopCo, Inc. 5500 Meadows Rd Suite 500 Lake Oswego, Oregon 97035	(4)(6)	Software	First Lien Secured Revolver	S + 5.75%	0.75%	10.41%	11/9/2028	1,797	—	—	0.00%
North Star Acquisitionco, LLC 550 Huron St Huron, Ohio 44839	(4)(5)	Software	First Lien Secured Term Loan	C + 5.00%	0.00%	8.84%	5/3/2029	1,548	1,108	1,108	0.16%
North Star Acquisitionco, LLC 550 Huron St Huron, Ohio 44839	(4)(5)(6)	Software	First Lien Secured Revolver	S + 5.00%	1.00%	9.56%	5/3/2029	780	422	422	0.06%
North Star Acquisitionco, LLC 550 Huron St Huron, Ohio 44839	(4)(5)	Software	First Lien Secured Term Loan	S + 5.00%	1.00%	9.56%	5/3/2029	4,013	4,003	4,003	0.57%
North Star Acquisitionco, LLC 550 Huron St Huron, Ohio 44839	(4)(5)	Software	First Lien Secured Term Loan	S + 5.00%	1.00%	9.56%	5/3/2029	383	382	382	0.05%
North Star Acquisitionco, LLC 550 Huron St Huron, Ohio 44839	(4)(5)(6)	Software	First Lien Secured Delayed Draw Term Loan	S + 5.00%	1.00%	9.56%	5/3/2029	276	(1)	(1)	0.00%
Pegasus Transtech Holding, LLC 201 N Franklin St Suite 1700 Tampa, Florida 33602	(4)	Software	First Lien Secured Term Loan	S + 6.00%	0.00%	10.66%	11/17/2026	200	200	200	0.03%
Perforce Software, Inc. 400 1st Ave N Suite 400, Minneapolis, MN 55401	(4)	Software	First Lien Secured Term Loan	S + 4.75%	0.50%	9.31%	3/21/2031	2,041	2,043	2,041	0.29%
Prism Parent Co. Inc. 21251 Ridgetop Circle Suite 100 Dulles Town Center, Virginia 20166	(4)(6)	Software	First Lien Secured Delayed Draw Term Loan	S + 5.25%	0.75%	9.91%	9/19/2028	1,420	(28)	(28)	0.00%

Investment Objective and Strategies	November 2024

Name and Address of Portfolio Company (1)	Footnotes	Industry	Type of Investment	Reference Rate and Spread (2)	Interest Rate Floor	Interest Rate	Maturity Date	Par Amount (7) (in thousands)	Amortized Cost (3) (in thousands)	Fair Value (in thousands)	Percentage of Total Investments Fair Value

Prism Parent Co. Inc. 21251 Ridgetop Circle Suite 100 Dulles Town Center, Virginia 20166	(4)	Software	First Lien Secured Term Loan	S + 5.00%	0.75%	9.66%	9/19/2028	5,580	5,468	5,468	0.78%
Renaissance Holding Corp Post Office Box 8036, Wisconsin Rapids, WI 54495-8036	(4)	Software	First Lien Secured Term Loan	S + 4.25%	0.50%	8.91%	4/5/2030	200	200	201	0.03%
Routeware, Inc. 16525 SW 72nd Ave Portland, Oregon 97224	(4)	Software	First Lien Secured Term Loan	S + 5.25%	1.00%	9.81%	9/18/2031	3,182	3,166	3,166	0.45%
Routeware, Inc. 16525 SW 72nd Ave Portland, Oregon 97224	(4)(6)	Software	First Lien Secured Revolver	S + 5.25%	1.00%	9.91%	9/18/2031	341	(2)	(2)	0.00%
Routeware, Inc. 16525 SW 72nd Ave Portland, Oregon 97224	(4)(6)	Software	First Lien Secured Delayed Draw Term Loan	S + 5.25%	1.00%	9.91%	9/18/2031	1,477	(7)	(7)	0.00%
Thunder Purchaser, Inc. 4890 W Kennedy Blvd Suite 300, Tampa, FL 33609	(4)(5)	Software	First Lien Secured Term Loan	S + 5.50%	1.00%	10.06%	6/30/2028	200	200	200	0.03%
Trimech Acquisition Corp. 4991 Lake Brook Dr Suite 300 Glen Allen, Virginia 23060	(4)(6)	Software	First Lien Secured Delayed Draw Term Loan	S + 4.75%	1.00%	9.31%	3/10/2028	2,480	(25)	(25)	0.00%
Trimech Acquisition Corp. 4991 Lake Brook Dr Suite 300 Glen Allen, Virginia 23060	(4)	Software	First Lien Secured Term Loan	S + 4.75%	1.00%	9.31%	3/10/2028	928	918	918	0.13%
Trimech Acquisition Corp. 4991 Lake Brook Dr Suite 300 Glen Allen, Virginia 23060	(4)(6)	Software	First Lien Secured Revolver	P + 3.75%	1.00%	11.75%	3/10/2028	1,550	78	78	0.01%
Validity, Inc. 200 Clarendon St 22nd floor Boston, Massachusetts 2166	(4)(5)	Software	First Lien Secured Term Loan	S + 5.25%	1.00%	10.01%	5/30/2026	200	200	200	0.03%
WatchGuard Technologies, Inc. 505 5th Ave S Suite 500, Seattle, WA 98104	(4)	Software	First Lien Secured Term Loan	S + 5.25%	0.75%	9.91%	7/2/2029	200	198	198	0.03%
Shock Doctor Intermediate, LLC 11488 Slater Ave, Fountain Valley, CA 92708	(4)	Specialty Retail	First Lien Secured Term Loan	S + 5.75%	1.00%	10.31%	11/20/2029	200	200	200	0.03%
TA TT Buyer, LLC 850 3rd Ave Suite 15th floor, New York, NY 10022	(4)	Technology Hardware, Storage and Peripherals	First Lien Secured Term Loan	S + 4.75%	0.50%	9.31%	4/2/2029	200	200	200	0.03%
UBEO, LLC 2112 Rutland Drive Suite 140 Austin, Texas 78757	(4)	Technology Hardware, Storage and Peripherals	First Lien Secured Term Loan	S + 5.25%	1.00%	9.96%	4/3/2026	200	200	200	0.03%
Victors Purchaser, LLC 3855 Sparks Dr SE, Grand Rapids, MI 49546	(4)	Technology Hardware, Storage and Peripherals	First Lien Secured Term Loan	S + 4.75%	0.50%	9.31%	8/15/2031	9,217	9,195	9,195	1.30%
Victors Purchaser, LLC 3855 Sparks Dr SE, Grand Rapids, MI 49546	(4)(6)	Technology Hardware, Storage and Peripherals	First Lien Secured Revolver	S + 4.75%	0.50%	9.31%	8/15/2031	1,254	(3)	(3)	0.00%
Victors Purchaser, LLC 3855 Sparks Dr SE, Grand Rapids, MI 49546	(4)(6)	Technology Hardware, Storage and Peripherals	First Lien Secured Delayed Draw Term Loan	S + 4.75%	0.50%	9.31%	8/15/2031	2,194	(5)	(5)	0.00%
MTI GROUP ACQUISITION COMPANY 17811 Fitch Irvine, California 92614	(4)(5)(6)	Textiles, Apparel and Luxury Goods	First Lien Secured Term Loan	S + 6.00% (incl 1.00% PIK)	1.00%	10.76%	9/25/2025	100	100	100	0.01%
Team Acquisition Corporation 425 Park West Dr Grovetown, Georgia 30813	(4)(6)	Textiles, Apparel and Luxury Goods	First Lien Secured Revolver	S + 6.50%	1.00%	11.06%	11/21/2028	100	—	—	0.00%
Graffiti Buyer, Inc. 25195 Brest Taylor, Michigan 48180	(4)	Trading Companies and Distributors	First Lien Secured Term Loan	S + 5.50%	1.00%	10.16%	8/10/2027	200	197	197	0.03%
Kele Holdco, Inc. 3300 Brother Blvd Memphis, Tennessee 38133	(4)	Trading Companies and Distributors	First Lien Secured Term Loan	S + 5.25%	1.00%	10.01%	2/20/2026	200	200	200	0.03%
SURFACEPREP BUYER, LLC 9000 Byron Commerce Dr SW Grand Rapids, Michigan 49315	(4)	Trading Companies and Distributors	First Lien Secured Term Loan	S + 5.00%	0.75%	9.56%	2/4/2030	1,916	1,916	1,916	0.27%
SURFACEPREP BUYER, LLC 9000 Byron Commerce Dr SW Grand Rapids, Michigan 49315	(4)(6)	Trading Companies and Distributors	First Lien Secured Revolver	S + 5.00%	0.75%	9.66%	2/4/2030	362	45	45	0.01%
SURFACEPREP BUYER, LLC 9000 Byron Commerce Dr SW Grand Rapids, Michigan 49315	(4)(6)	Trading Companies and Distributors	First Lien Secured Delayed Draw Term Loan	S + 5.00%	0.75%	9.66%	2/4/2030	362	68	68	0.01%
PSC PARENT, INC. 6700 Jefferson Hwy Building 8, Baton Rouge, LA 70806	(4)(6)	Transportation Infrastructure	First Lien Secured Delayed Draw Term Loan	S + 5.25%	0.75%	9.81%	4/3/2031	389	—	—	0.00%
PSC PARENT, INC. 6700 Jefferson Hwy Building 8, Baton Rouge, LA 70806	(4)	Transportation Infrastructure	First Lien Secured Delayed Draw Term Loan	S + 5.25%	0.75%	9.91%	4/3/2031	272	272	272	0.04%

Investment Objective and Strategies	November 2024

Name and Address of Portfolio Company (1)	Footnotes	Industry	Type of Investment	Reference Rate and Spread (2)	Interest Rate Floor	Interest Rate	Maturity Date	Par Amount (7) (in thousands)	Amortized Cost (3) (in thousands)	Fair Value (in thousands)	Percentage of Total Investments Fair Value

PSC PARENT, INC. 6700 Jefferson Hwy Building 8, Baton Rouge, LA 70806	(4)	Transportation Infrastructure	First Lien Secured Term Loan	S + 5.25%	0.75%	9.91%	4/3/2031	1,634	1,634	1,634	0.23%
PSC PARENT, INC. 6700 Jefferson Hwy Building 8, Baton Rouge, LA 70806	(4)(6)	Transportation Infrastructure	First Lien Secured Revolver	S + 5.25%	0.75%	9.91%	4/3/2030	292	161	161	0.02%
Alert Media, Inc. 901 South MoPac Expressway Building 3 Austin, Texas 78746	(4)	Wireless Telecommunication Services	First Lien Secured Term Loan	S + 6.75% (incl 11.05% PIK)	1.00%	11.31%	4/12/2027	200	200	200	0.03%
Apex Service Partners, LLC 1455 Rail Head Boulevard #1, Naples, FL 34110	(4)	Diversified Consumer Services	Subordinated Unsecured	14.25%	0.00%	14.25%	4/23/2031	696	688	688	0.10%
(1)	Unless otherwise indicated, issuers of debt and equity investments held by the Fund (which such term “Fund” shall include the Fund’s consolidated subsidiaries for purposes of this Consolidated Schedule of Investments) are denominated in dollars. All debt investments are income producing unless otherwise indicated. All equity investments are non-income producing unless otherwise noted. Certain portfolio company investments are subject to contractual restrictions on sales. The total par amount is presented for debt investments and the number of shares or units owned is presented for equity investments.
(2)	The majority of the investments bear interest at a rate that may be determined by reference to the Secured Overnight Financing Rate SOFR (or “S”), Prime Rate (“Prime” or “P”), Canadian Dollar Offered Rate (“CDOR” or “C”), Sterling Overnight Index Average (“SONIA” or “SON”) or other relevant benchmark, which reset daily, monthly, quarterly, semiannually or annually. For each such investment, the Fund has provided the spread over reference rates and the current contractual interest rate in effect on October 31, 2024. Certain investments are subject to an interest rate floor, or rate cap. Certain investments contain a Payment-in-Kind (“PIK”) provision. SOFR based contracts may include a credit spread adjustment, which is included within the stated all-in interest rate, if applicable, that is charged in addition to the base rate and the stated spread.
(3)	The cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method in accordance with GAAP.
(4)	These investments were valued using unobservable inputs and are not considered Level 3 investments. Fair value was determined in good faith by the Adviser as the Fund’s valuation designee, subject to the oversight of the Board, pursuant to the Fund’s valuation policy.
(5)	The investment is not a qualifying asset, in whole or in part, under Section 55(a) of the 1940 Act. The Fund may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Fund’s total assets. As of October 31, 2024, non-qualifying assets represented 4.71% of total investments as calculated in accordance with regulatory requirements.
(6)	Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion, although the investment may be subject to unused commitment fees. Negative cost and fair value results from unamortized fees, which are capitalized to the investment cost. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and letters of credit and there can be no assurance that such conditions will be satisfied. See the following page for more information on the Fund’s unfunded commitments.
(7)	Position or portion thereof to be pledged as collateral under the Fund’s leverage facility.

Investment Objective and Strategies	November 2024

Credit Facility

On November 6, 2024, APCF Funding SPV LLC (“Credit SPV”), a wholly-owned subsidiary of the Fund, as borrower, and the Fund, as equity holder and servicer, entered into a loan facility (the “Loan Facility”) for revolving and term loans pursuant to a Loan and Servicing Agreement (the “Agreement”), with the lenders from time to time party thereto, Morgan Stanley Senior Funding, Inc., as administrative agent (the “Administrative Agent”), U.S. Bank Trust Company, National Association, as collateral agent (“Collateral Agent”), and U.S. Bank National Association, as account bank and collateral custodian. The Agreement is effective as of November 6, 2024. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

Loans under the Loan Facility initially bear interest at (i) a per annum rate equal to Term SOFR plus an additional margin calculated as a percentage of the aggregate principal balance of the underlying collateral obligations (the “Applicable Margin”) for Loans denominated in U.S. Dollars, (ii) EURIBOR plus the Applicable Margin for loans denominated in Euros, (iii) Daily Compounded Canadian Overnight Repo Rate Average plus the Applicable Margin for loans denominated in Canadian Dollars, and (iv) Daily Simple SONIA plus the Applicable Margin for loans denominated in Great British Pounds, (v) BBSW plus the Applicable Margin for loans denominated in Australian Dollars and (vi) TONA plus the Applicable Margin for loans denominated in Japanese Yen. The Applicable Margin will equal the product of (i) 1.65% and (ii) the lesser of: (x) aggregate principal balance of all broadly-syndicated loans divided by the aggregate principal balance of all eligible loans and (y) 35% (“PercentageL”) plus the product of (i) 1.90% and (ii) 100% minus PercentageL, subject to a step-up of 2.00% following the occurrence of an Event of Default or after the automatic occurrence or declaration of the Facility Maturity Date.

The initial maximum principal amount under the Agreement is $500 million and the Agreement includes an accordion provision to permit increases to the total facility amount up to a maximum of $1 billion, subject in each case to the satisfaction of certain conditions and the consent of the Administrative Agent and each Lender whose commitment is being increased. Proceeds from loans made under the Loan Facility may be used to fund collateral obligations acquired by Credit SPV, to pay certain fees and expenses and to make distributions to the Fund, subject to certain conditions set forth in the Agreement. Revolving loans borrowed under the Loan Facility may be repaid and reborrowed until the end of the Revolving Period, which can occur no later than November 6, 2027 (unless extended), and all amounts outstanding under the Loan Facility must be repaid by November 6, 2029. The Agreement includes customary affirmative and negative covenants, including certain limitations on the incurrence of additional indebtedness and liens, as well as usual and customary events of default for loan facilities of this nature.

Allocation of Investment Opportunities

General

Antares provides investment management services to investment funds, client accounts and proprietary accounts that Antares has established.

Antares will share any investment and sale opportunities with its other clients and the Fund in accordance with the Advisers Act and firm-wide allocation policies. Subject to the Advisers Act and as further set forth in this prospectus, certain other clients may receive certain priority or other allocation rights with respect to certain investments, subject to various conditions set forth in such other clients’ respective governing agreements.

In addition, as a BDC regulated under the 1940 Act, the Fund will be subject to certain limitations relating to co-investments and joint transactions with affiliates, which, in certain circumstances, limit the Fund’s ability to make investments or enter into other transactions alongside other clients.

Co-Investment Relief

The Fund and the Adviser have received an exemptive order from the SEC that permits us, among other things, to co-invest with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and/or its affiliates, subject to certain terms and conditions. Pursuant to such order, the Fund’s Board may establish objective criteria (“Board Criteria”) clearly defining co-investment opportunities in which the Fund will have the opportunity to participate with other public or

Investment Objective and Strategies	November 2024

private Antares funds that target similar assets. If an investment falls within the Board Criteria, the Adviser must offer an opportunity for the Fund to participate. The Fund may determine to participate or not to participate, depending on whether the Adviser determines that the investment is appropriate for the Fund (e.g., based on investment strategy). The co-investment would generally be allocated to us and the other Antares funds that target similar assets pro rata based on capital available for investment in the asset class being allocated. If the Adviser determines that such investment is not appropriate for us, the investment will not be allocated to us, but the Adviser will be required to report such investment and the rationale for its determination for us to not participate in the investment to the Board at the next quarterly board meeting.

Competition

The business of investing in debt investments is highly competitive and involves a high degree of uncertainty. Market competition for investment opportunities includes traditional lending institutions, including commercial and investment banks, as well as a growing number of non-traditional participants, such as hedge funds, private equity funds, mezzanine funds, and other private investors, as well as BDCs, and debt-focused competitors, such as issuers of CLOs, and other structured loan funds. In addition, given the Fund’s target investment market and investment type, the Adviser expects a large number of competitors for investment opportunities. Some of these competitors may have access to greater amounts of capital and to capital that may be committed for longer periods of time or may have different return thresholds than the Fund, and thus these competitors may have advantages not shared by the Fund. In addition, competitors may have incurred, or may in the future incur, leverage to finance their debt investments at levels or on terms more favorable than those available to the Fund. Furthermore, competitors may offer loan terms that are more favorable to borrowers, such as less onerous borrower financial and other covenants, borrower rights to cure defaults, and other terms more favorable to borrowers than current or historical norms. Strong competition for investments could result in fewer investment opportunities for the Fund, as certain of these competitors have established or are establishing investment vehicles that target the same or similar investments that the Fund intends to purchase.

Over the past several years, many investment funds have been formed with investment objectives similar to those of the Fund, and many such existing funds have grown in size and have added larger successor funds to their platform. These and other investors may make competing offers for investment opportunities identified by the Adviser which may affect the Fund’s ability to participate in attractive investment opportunities and/or cause the Fund to incur additional risks when competing for investment opportunities. Moreover, identifying attractive investment opportunities is difficult and involves a high degree of uncertainty. The Adviser may identify an investment that presents an attractive investment opportunity but may not be able to complete such investment in a manner that meets the objectives of the Fund. The Fund may incur significant expenses in connection with the identification of investment opportunities and investigating other potential investments that are ultimately not consummated, including expenses related to due diligence, transportation and legal, accounting and other professional services as well as the fees of other third-party service providers.

Non-Exchange Traded, Perpetual-Life BDC

The Fund is non-exchange traded, meaning its shares are not listed for trading on a stock exchange or other securities market and a perpetual-life BDC, meaning it is an investment vehicle of indefinite duration, whose common shares are intended to be sold monthly on a continuous basis at a price generally equal to our monthly NAV per share. In our perpetual-life structure, we may, at our discretion, offer investors an opportunity to repurchase their shares on a quarterly basis, but we are not obligated to offer to repurchase any in any particular quarter. We believe that our perpetual nature enables us to execute a patient and opportunistic strategy and be able to invest across different market environments. This may reduce the risk of the Fund being a forced seller of assets in market downturns compared to non-perpetual funds. While we may consider a liquidity event at any time in the future, we currently do not intend to undertake a liquidity event, and we are not obligated by our Declaration of Trust or otherwise to effect a liquidity event at any time.

FINRA Rule 2310(b)(3)(D) requires that we disclose the liquidity of prior public programs sponsored by the Adviser, in which disclosed in the offering materials was a date or time period at which the program might be liquidated, and whether the prior program(s) in fact liquidated on or around that date or during the time period. As of the date of this prospectus, the Adviser has not sponsored any prior public programs responsive to FINRA Rule 2310(b)(3)(D).

Investment Objective and Strategies	November 2024

Emerging Growth Company

We are an “emerging growth company,” as defined by the Jumpstart Our Business Startups Act of 2012, or the “JOBS Act.” As an emerging growth company, we are eligible to take advantage of certain exemptions from various reporting and disclosure requirements that are applicable to public companies that are not emerging growth companies. For so long as we remain an emerging growth company, we will not be required to:

●	have an auditor attestation report on our internal control over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act;
●	submit certain executive compensation matters to shareholder advisory votes pursuant to the “say on frequency” and “say on pay” provisions (requiring a non-binding shareholder vote to approve compensation of certain executive officers) and the “say on golden parachute” provisions (requiring a non-binding shareholder vote to approve golden parachute arrangements for certain executive officers in connection with mergers and certain other business combinations) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010; or
●	disclose certain executive compensation related items, such as the correlation between executive compensation and performance and comparisons of the chief executive officer’s compensation to median employee compensation.

In addition, the JOBS Act provides that an emerging growth company may take advantage of an extended transition period for complying with new or revised accounting standards that have different effective dates for public and private companies. This means that an emerging growth company can delay adopting certain accounting standards until such standards are otherwise applicable to private companies. We have elected to opt out of the extended transition period.

We will remain an emerging growth company for up to five years, or until the earliest of: (1) the last date of the fiscal year during which we had total annual gross revenues of $1.235 billion or more; (2) the date on which we have, during the previous three-year period, issued more than $1 billion in non-convertible debt; or (3) the date on which we are deemed to be a “large accelerated filer” as defined under Rule 12b-2 under the Exchange Act.

We do not believe that being an emerging growth company will have a significant impact on our business or this offering. We have made an irrevocable election not to take advantage of this exemption from new or revised accounting standards. We therefore are subject to the same new or revised accounting standards as other public companies that are not emerging growth companies. Because we are not a large accelerated filer or an accelerated filer under Section 12b-2 of the Exchange Act, and will not be for so long as our Common Shares are not traded on a securities exchange, we will not be subject to auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act even once we are no longer an emerging growth company.

Employees

We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Adviser or its affiliates pursuant to the terms of the Advisory Agreement and the Administrator or its affiliates pursuant to the Administration Agreement. Each of our executive officers described under “Management of the Fund” is employed by the Adviser or its affiliates. Our day-to-day investment operations will be managed by the Adviser. The services necessary for the sourcing and administration of our investment portfolio will be provided by investment professionals employed by the Adviser or its affiliates. The Investment Team will focus on origination, non-originated investments and transaction development and the ongoing monitoring of our investments. In addition, we will reimburse the Administrator for its costs, expenses and allocable portion of overhead, including compensation (including salaries, bonuses and benefits) paid by the Administrator (or its affiliates) to the Fund’s chief compliance officer and chief financial officer and their respective staffs as well as other administrative personnel (based on the percentage of time such individuals devote, on an estimated basis, to the business and affairs of the Fund).

Regulation as a BDC

The following discussion is a general summary of the material prohibitions and descriptions governing BDCs generally. It does not purport to be a complete description of all of the laws and regulations affecting BDCs.

Investment Objective and Strategies	November 2024

Qualifying Assets. Under the 1940 Act, a BDC may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are any of the following:

(1)Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an Eligible Portfolio Company (as defined below), or from any person who is, or has been during the preceding 13 months, an affiliated person of an Eligible Portfolio Company, or from any other person, subject to such rules as may be prescribed by the SEC. An “Eligible Portfolio Company” is defined in the 1940 Act as any issuer which:
(a)is organized under the laws of, and has its principal place of business in, the United States;
(b)is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and
(c)satisfies any of the following:
(i)does not have any class of securities that is traded on a national securities exchange;
(ii)has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;
(iii)is controlled by a BDC or a group of companies, including a BDC and the BDC has an affiliated person who is a director of the Eligible Portfolio Company; or
(iv)is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.
(2)Securities of any Eligible Portfolio Company controlled by the Fund.
(3)Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
(4)Securities of an Eligible Portfolio Company purchased from any person in a private transaction if there is no ready market for such securities and the Fund already owns 60% of the outstanding equity of the Eligible Portfolio Company.
(5)Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.
(6)Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Significant Managerial Assistance. A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its trustees, officers or employees,

Investment Objective and Strategies	November 2024

offers to provide and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers or other organizational or financial guidance.

Temporary Investments. Pending investment in other types of qualifying assets, as described above, our investments can consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which are referred to herein, collectively, as temporary investments, so that 70% of our assets would be qualifying assets.

Warrants. Under the 1940 Act, a BDC is subject to restrictions on the issuance, terms and amount of warrants, options or rights to purchase shares that it may have outstanding at any one time. In particular, the amount of shares that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase shares cannot exceed 25% of the BDC’s total outstanding shares.

Leverage and Senior Securities; Coverage Ratio. We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of shares senior to our Common Shares (i.e., preferred shares) if our asset coverage, as defined in the 1940 Act, would at least equal 150% immediately after each such issuance. On October 16, 2024, our sole shareholder approved the adoption of this 150% threshold pursuant to Section 61(a)(2) of the 1940 Act and such election became effective the following day. As defined in the 1940 Act, asset coverage of 150% means that for every $100 of net assets we hold, we may raise $200 from borrowing and issuing senior securities. In addition, while any senior securities remain outstanding, we will be required to make provisions to prohibit any distribution to our shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We will also be permitted to borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes, which borrowings would not be considered senior securities.

In the event preferred shares are issued, the preferred shares will be identical and of equal rank except as to the particular terms thereof that may be fixed by the Board, and all shares of each series of preferred shares will be identical and of equal rank except as to the dates from which cumulative distributions, if any, thereon will be cumulative. If the Fund issues preferred shares, holders of such preferred shares will be entitled to receive cash distributions at an annual rate that will be fixed or will vary for the successive distribution periods for each series. In general, the distribution periods for fixed rate preferred shares can range from quarterly to weekly and are subject to extension. The distribution rate may be variable and shall be determined for each distribution period.

We intend to establish one or more credit facilities and/or subscription facilities or enter into other financing arrangements to facilitate investments and the timely payment of our expenses. It is anticipated that any such credit facilities will bear interest at floating rates at to-be-determined spreads over SOFR (or other applicable reference rate). We cannot assure shareholders that we will be able to enter into a credit facility. Shareholders will indirectly bear the costs associated with any borrowings under a credit facility or otherwise. In connection with a credit facility or other borrowings, lenders may require us to pledge assets, commitments and/or drawdowns (and the ability to enforce the payment thereof) and may ask to comply with positive or negative covenants that could have an effect on our operations. In addition, from time to time, our losses on leveraged investments may result in the liquidation of other investments held by us and may result in additional drawdowns to repay such amounts.

We may enter into a TRS agreement. A TRS is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during a specified period, in return for periodic payments based on a fixed or variable interest rate. A TRS effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a TRS, a TRS often offers lower financing costs than are offered through more traditional borrowing arrangements. The Fund would typically have to post collateral to cover this potential obligation.

We may also create leverage by securitizing our assets (including in CLOs) and retaining the equity portion of the securitized vehicle. We may also from time to time make secured loans of our marginable securities to brokers, dealers and other financial institutions.

Investment Objective and Strategies	November 2024

Code of Ethics. We and the Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code are permitted to invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. This code of ethics is available on the EDGAR Database at the Commission’s internet site at http://www.sec.gov. You may also obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Affiliated Transactions. We may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of our Trustees who are not interested persons and, in some cases, the prior approval of the SEC. We have received an exemptive order from the SEC that permits us, among other things, to co-invest with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions.

Other. We will be periodically examined by the SEC for compliance with the 1940 Act, and be subject to the periodic reporting and related requirements of the 1934 Act.

We are also required to provide and maintain a bond issued by a reputable fidelity insurance company to protect against larceny and embezzlement. Furthermore, as a BDC, we will be prohibited from protecting any Trustee or officer against any liability to our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and our Adviser each are required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a chief compliance officer to be responsible for administering such policies and procedures.

We are not permitted to change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such company.

Management of the Fund	November 2024

MANAGEMENT OF THE FUND

Board

Our business and affairs are managed under the direction of our Board. The responsibilities of the Board include, among other things, the oversight of our investment activities, oversight of our investment valuation process, oversight of our financing arrangements and corporate governance activities. Our Board consists of five members, three of whom are not “interested persons” of the Fund or of the Adviser as defined in Section 2(a)(19) of the 1940 Act and are “independent,” as determined by our Board. We refer to these individuals as our Independent Trustees. Our Board elects our executive officers, who serve at the discretion of the Board.

Trustees

Information regarding the Board is as follows:

					Number of
					Portfolios in Fund
	Year of		Length of	Principal Occupation	Complex Overseen by	Other Trusteeships
Name	Birth	Position	Time Served	During Past 5 Years	Trustee(1)	Held by Trustee
Interested Trustees
Vivek Mathew	1977	Trustee, Chief Executive Officer and President	Since 2024	Head of Asset Management at Antares Capital	2	Trustee – Antares Strategic Credit Fund
Tyler Lindblad	1963	Trustee and Vice President	Since 2024	Senior Managing Director and Chief Investment Officer at Antares Capital	2	Trustee – Antares Strategic Credit Fund

Independent Trustees
Susan Bassett	1963	Trustee	Since 2024	Retired: Managing Director at Antares Capital	2	Trustee – Antares Strategic Credit Fund
Neil Rudd	1964	Trustee	Since 2024	Retired: Chief Operating Officer – NXT Capital	2	Trustee – Antares Strategic Credit Fund
Walter Jackson	1958	Trustee	Since 2024	Retired: Managing Director and Portfolio Manager – Onex Corporation	2	Trustee – Antares Strategic Credit Fund

The address for each Trustee is c/o Antares Private Credit Fund, 320 South Canal Street, Ste 4200, Chicago, IL 60606.

(1) The “Fund Complex” consists of the Fund and Antares Strategic Credit Fund, another BDC managed by the Adviser.

Management of the Fund	November 2024

Executive Officers Who are Not Trustees

Information regarding our executive officers who are not Trustees is as follows:

	Year of		Length of	Principal Occupation
Name	Birth	Position	Time Served	During Past 5 Years
Venugopal Rathi	1979	Chief Financial Officer and Principal Accounting Officer	Since 2024	Managing Director – Antares Capital LP: Chief Financial Officer of Morgan Stanley Investment Management’s Direct Lending platform

Malvika Gupta	1977	Chief Compliance Officer	Since 2024	Senior Regulatory Counsel – Antares LP; Attorney-Adviser and Senior Examiner – U.S. Securities Exchange Commission

Steve Rubinstein	1978	Vice President	Since 2024	Managing Director – Antares Capital

Andrew Packer	1970	Corporate Secretary	Since 2024	Managing Director, Chief Corporate Counsel – Antares Capital

Jim Van Pelt	1968	Treasurer	Since 2024	Treasurer – Antares Capital

The address for each executive officer is c/o Antares Capital Credit Advisers LLC, 320 South Canal Street, Ste 4200, Chicago, IL 60606.

Biographical Information

The following is information concerning the business experience of our Board and executive officers. Our Trustees have been divided into two groups—Interested Trustees and Independent Trustees. Interested Trustees are “interested persons” as defined in the 1940 Act.

Interested Trustees

Vivek Mathew. Mr. Mathew is our Chief Executive Officer, President and Chairman of our Board of Trustees and holds similar positions for Antares Strategic Credit Fund. Mr. Mathew is senior managing director and head of Asset Management for Antares Capital and is a member of the Antares Capital Executive Committee. He also is president of Antares Capital Credit and Antares Capital Advisers LLC (“Antares Capital Advisers”) and a member of the Antares Capital Advisers and Antares Capital Credit Investment Committees. Prior to joining Antares Capital, Mr. Mathew was a managing director at J.P. Morgan Securities LLC, where he led the Global Primary CLO Business. Previously, Mr. Mathew was a vice president of Structured Finance at Deutsche Bank. Mr. Mathew received an A.B. in Economics from Harvard University. He has 24 years of industry experience and joined Antares Capital in May 2016. Mr. Mathew also serves as an interested trustee on the board of Antares Strategic Credit Fund.

Management of the Fund	November 2024

Tyler W. Lindblad. Mr. Lindblad is a Trustee and Vice President of the Fund and holds similar positions for Antares Strategic Credit Fund. Mr. Lindblad was one of the founding partners of Antares Capital Corporation, which was acquired by GE Capital in 2005. GE Capital is predecessor in interest to Antares Capital. Mr. Lindblad is senior managing director and chief investment officer of Antares Capital. He is a member of the Antares Capital Advisers and Antares Capital Credit Investment Committees and the Antares Capital Executive Committee. Mr. Lindblad also is a vice president of Antares Capital Advisers and Antares Capital Credit. Prior to joining Antares Capital, Mr. Lindblad was a senior credit executive of lending for GE Capital’s commercial lending business in North America, where he was responsible for leading the underwriting, account management, portfolio management and risk management processes. While at GE Capital, he also served as chief risk officer of specialized finance and chief credit officer of Telecommunications, Media and Technology. Prior to forming Antares Capital Corporation, Mr. Lindblad held several roles at Heller Financial, Inc. Mr. Lindblad received a bachelor’s degree in economics from Dartmouth College and an MBA from Northwestern University Kellogg Graduate School of Management. He has 38 years of industry experience, including 27 years with Antares Capital and its predecessors in interest. Mr. Lindblad also serves as an interested trustee on the board of Antares Strategic Credit Fund.

Independent Trustees

Susan Bassett, Trustee. Mrs. Bassett also serves as an independent trustee to Antares Strategic Credit Fund. Mrs. Bassett served as a Managing Director at Antares Capital from 2015 to 2020 and its predecessor GE Capital from 2001 to 2015. Mrs. Bassett worked in a variety of credit roles including managing the underwriting and portfolio management teams for Media and Technology, Broadly Syndicated Loans and Equity. Mrs. Bassett’s last role at Antares included reporting to the Chief Credit Officer with the responsibility for establishing reporting, policies and procedures for Antares. From 1996-2001 Mrs. Bassett was an SVP at Bank of America, responsible for originating, underwriting and managing a portfolio of leveraged middle market loans in the Northeast. In 1998 she became Portfolio Manager at an unregulated subsidiary of the bank focused on Unitranche financing for smaller middle market companies. Mrs. Bassett began her career in 1986 at The Chase Manhattan Bank. After completing the credit training program, she held roles of increasing responsibility in middle market lending. Mrs. Bassett earned a B.A. in Government from St. Lawrence University in 1985. Mrs. Bassett joined the Board of the Fund in December 2023. Mrs. Bassett also serves as an independent trustee on the board of Antares Strategic Credit Fund.

Neil Rudd, Trustee. Mr. Rudd also serves as an independent trustee to Antares Strategic Credit Fund. Mr. Rudd has over 30 years of diverse financial and business leadership experience in the middle-market commercial lending and asset management industry. He is one of the co-founders of both NXT Capital and Merrill Lynch Capital. He served as the Chief Financial and Administrative Officer of NXT Capital from its founding in 2010 until its sale in 2018. He then transitioned to the role of Chief Operating Officer of the company until his retirement in 2020. Mr. Rudd also co-founded Merrill Lynch Capital in 2001 and remained with the company until its sale in 2008. During this time, Mr. Rudd was initially the Director, Strategy and Business Development and subsequently served as Managing Director and Chief Operating Officer of the business. Mr. Rudd’s responsibilities included accounting and financial management, capital markets and fundraising, and third-party asset management. Mr. Rudd also has extensive experience in the build out, scaling and management of other corporate functions including information technology, servicing, marketing, legal, compliance and human resources. Mr. Rudd was previously the Senior Vice President of Corporate Strategy and Business Development and a Group Financial Officer of Heller Financial, Inc., a Director of Internal Audit at Transamerica Corporation and began his career as an auditor at Price Waterhouse. Mr. Rudd is currently an independent member of the board of directors of Billyard Insurance Group, a Canadian insurance brokerage, and serves as the chair of the Audit Committee. He is also an advisor to, and the Chief Financial Officer of, Palm Therapeutics, Inc., a start-up biotech company. Mr. Rudd earned a B.A. in Accounting from the University of Northern Iowa and an M.B.A. in Finance and Marketing from Northwestern University. He is a Certified Public Accountant (Inactive). Mr. Rudd joined the Board in December 2023. Mr. Rudd also serves as an independent trustee on the board of Antares Strategic Credit Fund.

Walter Jackson, Trustee. Mr. Jackson also serves as an independent trustee to Antares Strategic Credit Fund. Mr. Jackson served as Managing Director and Portfolio Manager of Onex Corporation from 2016-2022 where he was a member of Onex’s Credit Committee and helped build Onex’s middle market private credit platform. Prior to joining Onex, Mr. Jackson spent 19 years at Goldman Sachs helping build underwriting, lending and investing businesses in Goldman Sachs’ Investment Banking Division and Merchant Banking Division. From 1987-1997 Mr. Jackson held various roles at Bank of Nova Scotia and Credit Suisse in their respective leverage lending and high yield businesses for middle market and large cap private equity owned and corporate borrowers.

Management of the Fund	November 2024

Mr. Jackson began his career at Ernst & Whinney in 1985 where he spent two years in Accounting and Financial IT consulting. Mr. Jackson holds a B.S. in economics and finance from Bryan College and an Executive MBA from Georgia State University. Mr. Jackson joined the Board in December 2023. Mr. Jackson also serves as an independent trustee on the board of Antares Strategic Credit Fund.

Executive Officers Who are not Trustees

Venugopal Rathi, Chief Financial Officer and Principal Accounting Officer - Mr. Rathi is chief financial officer of the Fund and Antares Strategic Credit Fund. Mr. Rathi is also a Managing Director and a senior finance team member at Antares Capital LP. Prior to joining Antares, Mr. Rathi was Chief Financial Officer of Morgan Stanley Investment Management’s Direct Lending platform and of various Morgan Stanley BDCs from 2019 to 2023. Prior to Morgan Stanley, Mr. Rathi held various senior positions at The Carlyle Group. In addition, Mr. Rathi served as Chief Financial Officer and Treasurer of The Carlyle Group BDCs from 2014 to 2019. In addition, Mr. Rathi provided audit and advisory services to alternative asset management industry clients at the Big 4 accounting firms. Mr. Rathi holds a BS in Finance and Accounting from MDS University. He is a New York State Certified Public Accountant and a Chartered Accountant from the Institute of Chartered Accountants of India.

Malvika Gupta, Chief Compliance Officer – Ms. Gupta is chief compliance officer of the Fund and Antares Strategic Credit Fund. Ms. Gupta is also Senior Regulatory Counsel at Antares Capital LP. Her practice focuses on Advisers Act and 1940 Act issues. Ms. Gupta has in-depth experience in regulatory matters and litigation involving the asset management industry, including how securities laws interact with ERISA. Prior to joining Antares Capital LP, Ms. Gupta served as an Attorney-Adviser and Senior Examiner in the SEC’s Private Funds Unit (PFU), where she specialized in the ERISA issues facing managers under exam. She has also worked at the U.S. Department of Labor’s EBSA on civil and criminal investigations. Her industry experience includes Merrill Lynch and Lehman, where she provided legal services regarding derivatives and other financial products. Malvika graduated from CUNY School of Law at Queens College and received her Bachelor of Arts in English and Philosophy from SUNY at Geneseo College.

Steve Rubinstein, Vice President - Mr. Rubinstein is a Managing Director and Senior Portfolio Manager within the Asset Management team at Antares Capital and is part of the Investment Team responsible for managing the Fund’s portfolio. Prior to joining the Asset Management team, Steve was most recently a Managing Director on the Junior Capital team where he was responsible for screening, underwriting and managing the unitranche and junior capital portfolio. Additionally, Steve serves as a member of the Antares’ Liquid Credit Investment Committee. Steve joined Antares in 2008 from Merrill Lynch Capital where he began his career and was responsible for structuring and underwriting sponsor-backed leverage finance transactions. Steve graduated with a degree in finance from the University of Wisconsin–Madison and earned his MBA from Northwestern University’s Kellogg Graduate School of Management.

Andrew Packer, Secretary – Mr. Packer has over 25 years of legal experience both in-house and at premier law firms. He currently serves as Chief Corporate Counsel for Antares Capital, where his legal responsibilities include representing the company and its affiliates with respect to corporate governance, board and committee matters, corporate finance, executive compensation, tax, finance, strategic initiatives, and other matters. Prior to Antares, Andrew served as senior counsel at GE Antares, where he focused on lending transactions and joint ventures, including the Senior Secured Loan Program and the Middle Market Growth Program. Previously, he held roles at Heller Financial Inc. and Altheimer & Gray after beginning his legal career with Katten Muchin Rosenman LLP. Andrew holds a bachelor’s degree in accounting and a JD degree from the University of Illinois.

Jim Van Pelt, Treasurer - Mr. Van Pelt is the Treasurer of the Fund and of Antares Capital. Prior to joining Antares Capital in 2016, he was a senior vice president, treasury at Golub Capital. Previously, he was vice president of structured finance at Antares Capital and was also an associate at Heller Financial, Inc. Mr. Van Pelt received a B.A. in Economics from the University of Illinois, Champaign-Urbana.

Communications with Trustees

Shareholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual Trustees or any group or committee of Trustees, correspondence should be addressed to the Board or

Management of the Fund	November 2024

any such individual Trustees or group or committee of Trustees by either name or title. All such correspondence should be sent to Antares Private Credit Fund, 320 South Canal Street, Ste 4200, Chicago, IL 60606, Attention: Chief Compliance Officer.

Committees of the Board

Our Board currently has two committees: an audit committee and a nominating and governance committee. We do not have a compensation committee because our executive officers do not receive any direct compensation from us.

Audit Committee. The audit committee operates pursuant to a charter approved by our Board. The charter sets forth the responsibilities of the audit committee. The primary function of the audit committee is to serve as an independent and objective party to assist the Board in selecting, engaging and discharging our independent registered public accounting firm, reviewing the plans, scope and results of the audit engagement with our independent registered public accounting firm, approving professional services provided by our independent registered public accounting firm (including compensation therefore), reviewing the independence of our independent registered public accounting firm and reviewing the adequacy of our internal controls over financial reporting. The audit committee will also have principal oversight of the valuation process used to establish the Fund’s NAV. The audit committee is presently composed of three persons, including Neil Rudd, Susan Bassett and Walter Jackson, all of whom are considered independent for purposes of the 1940 Act. Mr. Rudd serves as the chair of the audit committee. Our Board has determined that Mr. Rudd qualifies as an “audit committee financial expert” as defined in Item 407 of Regulation S-K under the Exchange Act. Each of the members of the audit committee meet the independence requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of the Fund or of the Adviser as defined in Section 2(a)(19) of the 1940 Act.

A copy of the charter of the audit committee is available in print to any shareholder who requests it, and it will also be available on the Fund’s website at www.antaresbdc.com.

Nominating and Governance Committee. The nominating and governance committee operates pursuant to a charter approved by our Board. The charter sets forth the responsibilities of the nominating and governance committee, including making nominations for the appointment or election of Independent Trustees. The nominating and governance committee will also have principal oversight over the process used to approve co-investments for the Fund. The nominating and governance committee consists of three persons, including Neil Rudd, Susan Bassett and Walter Jackson, all of whom are considered independent for purposes of the 1940 Act. Mrs. Basset serves as the chair of the Nominating and Governance Committee.

The Nominating and Governance Committee will consider nominees to the Board recommended by a shareholder, if such shareholder complies with the advance notice provisions of our Bylaws. Our Bylaws provide that a shareholder who wishes to nominate a person for election as a Trustees at a meeting of shareholders must deliver timely written notice to our Corporate Secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the Bylaws. In order to be eligible to be a nominee for election as a Trustees by a shareholder, such potential nominee must deliver to our Corporate Secretary a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the Board, and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and share ownership and trading policies and guidelines.

A copy of the charter of the Nominating and Governance Committee is available in print to any shareholder who requests it, and it will also be available on the Fund’s website at www.antaresbdc.com.

Management of the Fund	November 2024

Compensation of Trustees

Our Trustees who do not also serve in an executive officer capacity for us or the Adviser are entitled to receive annual cash retainer fees, fees for participating in the board and committee meetings and annual fees for serving as a committee chairperson. These Trustees are Mr. Rudd, Mrs. Bassett and Mr. Jackson. Amounts payable under the arrangement are determined and paid quarterly in arrears as follows:

				Annual Committee Chair
Aggregate Fund Net Asset Value of		In-Person	Virtual	Cash Retainer
Antares Private Credit Fund and	Annual	Board	Board		Nominating and
Antares Strategic Credit Fund	Compensation	Meeting Fee	Meeting Fee	Audit	Governance
Less than $1.5 billion	$112,500	$3,750	$1,500	$15,000	$3,750
$1.5 billion - $5.0 billion	$150,000
$5.0 billion - $10.0 billion	$187,500
More than $10.0 billion	$225,000

We also reimburse each of the Trustees for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

We will not pay compensation to our Trustees who also serve in an executive officer capacity for us or the Adviser.

The above compensation shall be allocated between Antares Strategic Credit Fund and us based on each fund’s net asset value at the beginning of the relevant quarter.

Staffing

We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Adviser or its affiliates, pursuant to the terms of the Advisory Agreement and the Administration Agreement. Our day-to-day investment operations are managed by our Adviser. In addition, we reimburse the Administrator for our allocable portion of expenses incurred by it in performing its obligations under the Administration Agreement, including our allocable portion of the cost of our officers and their respective staffs.

Compensation of Executive Officers

None of our officers will receive direct compensation from us. The compensation of our chief financial officer and chief compliance officer will be paid by our Administrator, subject to reimbursement by us of an allocable portion of such compensation for services rendered by them to us. To the extent that our Administrator outsources any of its functions, we will pay the fees associated with such functions on a direct basis without profit to our Administrator.

Board Leadership Structure

Our business and affairs are managed under the direction of our Board. Among other things, our Board sets broad policies for us, approves the appointment of our investment adviser, administrator and officers, and has oversight of the valuation process used to establish the Fund’s NAV. The role of our Board, and of any individual Trustees, is one of oversight and not of management of our day-to-day affairs.

Under our Bylaws, our Board may designate one of our Trustees as chair to preside over meetings of our Board and meetings of shareholders, and to perform such other duties as may be assigned to him or her by our Board. The Board has appointed Mr. Matthew to serve in the role of chairperson of the Board. The chairperson’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, counsel and other Trustees generally between meetings. The chairperson serves as a key point person for dealings between management and the Trustees. The chairperson also may perform such other functions as may be delegated by the

Management of the Fund	November 2024

Board from time to time. The Board reviews matters related to its leadership structure annually. The Board has determined that its leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of Trustees and the full board in a manner that enhances effective oversight.

Our Board believes that its leadership structure is the optimal structure for us at this time. Our Board, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of us.

Board Role in Risk Oversight

Our Board performs its risk oversight function primarily through (i) its standing committees, which report to the entire Board and are comprised solely of Independent Trustees, and (ii) active monitoring by our chief compliance officer and our compliance policies and procedures. Oversight of other risks is delegated to the committees.

Oversight of our investment activities extends to oversight of the risk management processes employed by the Adviser as part of its day-to-day management of our investment activities. The Board anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of the Adviser as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Boards risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the Board’ oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

We believe that the role of our Board in risk oversight is effective and appropriate given the extensive regulation to which we will be subject as a BDC. As a BDC, we will be required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, we are limited in our ability to enter into certain transactions with our affiliates.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act requires our executive officers, members of our Board, and persons who own more than ten percent of our shares to file initial reports of ownership and reports of changes in ownership with the SEC and furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on our review of the copies of such reports furnished to us, we believe that, with respect to the fiscal year ended December 31, 2024, such persons complied with all such filing requirements.

Portfolio Management	November 2024

PORTFOLIO MANAGEMENT

Antares Capital Credit Advisers LLC will serve as our investment adviser. The Adviser is registered as an investment adviser under the Advisers Act a wholly-owned subsidiary of Antares Capital. Subject to the overall supervision of our Board, the Adviser will manage the day-to-day operations of, and provide investment advisory and management services to, us.

Investment Personnel

The management of our investment portfolio will be the responsibility of the Adviser and the Investment Committee. The Investment Committee is currently comprised of Tyler Lindblad, Timothy Lyne, Shannon Fritz, Michael Hynes, Vivek Mathew, and Troy Unell. Mr. Lindblad is the lead portfolio manager of the Investment Team.

Antares is currently staffed with approximately 200 investment personnel, including the investment personnel noted above, and approximately 450 employees and may retain additional investment personnel in the future based upon its needs.

The table below shows the dollar range of Common Shares owned by the portfolio manager as of September 30, 2024:

Dollar Range of
Equity
Name of Portfolio Manager	Securities(1)
Tyler Lindblad	None
(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or over $1,000,000.

Other Accounts Managed by Portfolio Manager

The portfolio manager responsible for the day-to-day management of the Fund also manages other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of September 30, 2024: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by the portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

Number of
			Accounts	Assets Subject
			Subject	to a
		Assets of	to a	Performance
	Number of	Accounts	Performance	Fee
Type of Account	Accounts	($ millions)	Fee	($ millions)
Registered Investment companies:	—	—	—	—
Other pooled investment vehicles:	19	19,160	6	8,402
Other accounts:	22	33,356	4	7,317

Portfolio Management	November 2024

The Adviser

Investment Committee

Investment decisions generally require consensus approval of the Investment Committee. The Investment Committee will meet regularly to vet new investment opportunities, and evaluate strategic initiatives and actions taken by the Adviser on our behalf. The day-to-day management of investments approved by the Investment Committee will be overseen by the Investment Team.

All of the Investment Committee members have ownership and/or financial interests in, and may receive compensation and/or profit distributions from, the Adviser and/or its affiliates. None of the Investment Committee members receive any direct compensation from us. See “Control Persons and Principal Shareholders” for additional information about equity interests held by certain of these individuals.

Members of the Investment Committee Who Are Not Our Trustees or Executive Officers

Timothy G. Lyne, Chief Executive Officer – Mr. Lyne was one of the founding partners of Antares Capital Corporation, which was acquired by GE Capital in 2005. GE Capital is predecessor in interest to Antares Capital. Mr. Lyne is the chief executive officer of Antares Capital. He is a member of the Antares Capital Advisers and Antares Capital Credit Investment Committees and a vice president of Antares Capital Advisers and Antares Capital Credit. Mr. Lyne also is a member of the Antares Capital Executive Committee. Previously, Mr. Lyne served as Antares’ chief operating officer from April 2020 to December 2021 and was head of the firm’s Asset Management business and president of Antares Capital Advisers from August 2015 to August 2018. Prior to joining Antares Capital, Mr. Lyne was a senior managing director at GE Antares, where he was the commercial leader for two joint ventures, including the Senior Secured Loan Program and the Middle Market Growth Program, and was a member of the GE Antares Investment Committee. Prior to forming Antares Capital Corporation, Mr. Lyne held roles at the merchant banking group at GE Capital as well as the Corporate Finance Group at Heller Financial, Inc. Mr. Lyne received a B.A. in Economics from the University of Illinois and an MBA from Northwestern University Kellogg Graduate School of Management. He has 36 years of industry experience, including 27 years with Antares Capital and its predecessors in interest. He currently serves on the Board of Trustees for the Executives’ Club of Chicago and on the Dean’s Business Council at Gies College of Business at the University of Illinois at Urbana-Champaign.

Shannon Fritz, Senior Managing Director and Deputy Chief Investment Officer– Ms. Fritz is senior managing director and the deputy chief investment officer for Antares Capital. Ms. Fritz is a member of the Antares Capital Advisers and Antares Capital Credit Investment Committees and a member of the Antares Capital Executive Committee. She is also a Vice President of Antares Capital Advisers and Antares Capital Credit. She is responsible for structuring, underwriting, documenting and managing transactions and oversees the firm’s Portfolio Management, Risk & Reporting and Strategic Insights functions. Ms. Fritz joined Antares Capital Corporation in 2004. Antares Capital Corporation was acquired by GE Capital in 2005. GE Capital is predecessor in interest to Antares Capital. Prior to Antares, Ms. Fritz was with the asset-based lending group of Transamerica in audit, portfolio management and underwriting. Ms. Fritz earned a bachelor’s degree in international business from the University of Illinois and an MBA from Northwestern University’s Kellogg Graduate School of Management. She has 24 years of industry experience, including 20 years with Antares Capital and its predecessors in interest.

Portfolio Management	November 2024

Michael Hynes, Managing Director and Co-Head of Originations – Mr. Hynes is a senior managing director and co-head of Originations for Antares Capital. He leads the firm’s Midwest and West Coast sponsor coverage activities. Mr. Hynes serves on the Antares Capital Advisers and Antares Capital Credit Investment Committees and is a member of the Antares Capital Executive Committee. Mr. Hynes joined Antares Capital Corporation in 2002 in an underwriting and portfolio management role. Antares Capital Corporation was acquired by GE Capital in 2005. GE Capital is predecessor in interest to Antares Capital. Prior to Antares, Mr. Hynes worked in the leveraged financed group at LaSalle Bank. Mr. Hynes graduated from the University of Notre Dame and earned his JD/MBA from Loyola University Chicago. He has 24 years of industry experience, including 21 with Antares Capital.

Troy Unell, Senior Managing Director and Head of Capital Markets – Mr. Unell is senior managing director and head of Capital markets for Antares Capital. He leads the firm’s capital markets activities, which consist of structuring and syndicating Antares Capital’s originated transactions. He is a member of the Antares Capital Advisers and Antares Capital Credit Investment Committees and chairs the Antares Capital Operating Committee. Prior to joining GE Antares in 2005, Mr. Unell held positions at GE Capital focused on underwriting, asset securitization and restructuring transactions. Mr. Unell began his career at PPM America after graduating from Iowa State University. Mr. Unell graduated with honors from the University of Chicago Booth School of Business with an MBA in analytic finance and entrepreneurship. He has 25 years of industry experience, including 18 with Antares Capital.

Advisory Agreement and Administration Agreement	November 2024

ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT

Antares Capital Credit Advisers LLC is located at 320 South Canal Street, Ste 4200, Chicago, IL 60606. The Adviser is registered as an investment adviser under the Advisers Act and is a wholly-owned subsidiary of Antares Capital. Subject to the overall supervision of our Board and in accordance with the 1940 Act, the Adviser manages our day-to-day operations and provides investment advisory services to us.

Advisory Agreement

The Adviser will provide management services to us pursuant to the Advisory Agreement. Under the terms of the Advisory Agreement, the Adviser is responsible for the following:

●	determining the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes in accordance with our investment objective, policies and restrictions;
●	identifying investment opportunities and making investment decisions for us, including negotiating the terms of investments in, and dispositions of, portfolio securities and other instruments on our behalf;
●	executing, closing, servicing and monitoring our investments;
●	performing due diligence on prospective portfolio companies for the Fund;
●	exercising voting rights in respect of portfolio securities and other investments for us;
●	at its option, and, as applicable, serve on, and exercise observer rights for, boards of directors and similar committees of our portfolio companies;
●	negotiating, obtaining and managing financing facilities and other forms of leverage; and
●	providing us with such other investment advisory and related services as we may, from time to time, reasonably require for the investment of capital.

The Adviser’s services under the Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities, and it intends to do so, so long as its services to us are not impaired.

Compensation of Adviser

We will pay the Adviser a fee for its services under the Advisory Agreement consisting of two components: a management fee and an incentive fee. The cost of both the management fee and the incentive fee will ultimately be borne by the shareholders.

Management Fee

The management fee is payable monthly in arrears at an annual rate of 1.25% of the value of our net assets as of the beginning of the first business day of the applicable month. For purposes of the Advisory Agreement, net assets means our total assets less the carrying value of our liabilities, determined on a consolidated basis in accordance with GAAP. For the first calendar month in which we have operations, net assets will be measured as the beginning net assets as of the date on which the Fund commences operations. In addition, the Adviser has agreed to waive its management fee for six months following the effective date of this registration statement.

Advisory Agreement and Administration Agreement	November 2024

Incentive Fee

The incentive fee will consist of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the incentive fee is based on a percentage of our income and a portion is based on a percentage of our capital gains, each as described below.

Incentive Fee Based on Income

The portion based on our income is based on Pre-Incentive Fee Net Investment Income Returns. “Pre-Incentive Fee Net Investment Income Returns” means as the context requires, either the dollar value of, or percentage rate of return on the value of the Fund’s net assets at the end of the immediate preceding quarter from, interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses accrued for the calendar quarter (including the management fee, expenses payable under the Administration Agreement, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any distribution or shareholder servicing fees, as applicable). Pre-Incentive Fee Net Investment Income Returns includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind (“PIK”) interest and zero-coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from Pre-Incentive Fee Net Investment Income Returns.

The incentive fee attributable to Pre-Incentive Fee Net Investment Income Returns may be calculated on the basis of an amount of income that is greater than the amount of net investment income actually received by the Fund and ultimately distributed to shareholders.

Pre-Incentive Fee Net Investment Income Returns, expressed as a rate of return on the value of our net assets at the end of the immediate preceding quarter, is compared to a “hurdle rate” of return of 1.50% per quarter (6.0% annualized).

We will pay the Adviser an incentive fee quarterly in arrears with respect to our Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows:

●	No incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which our Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of 1.50% per quarter (6.0% annualized);
●	100% of the dollar amount of our Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of 1.71% (6.86% annualized). We refer to this portion of our Pre-Incentive Fee Net Investment Income Returns (which exceeds the hurdle rate but is less than 1.71%) as the “catch-up.” The “catch-up” is meant to provide the Adviser with approximately 12.5% of our Pre-Incentive Fee Net Investment Income Returns as if a hurdle rate did not apply if this net investment income exceeds 1.71% in any calendar quarter; and
●	12.5% of the dollar amount of our Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of 1.71% (6.86% annualized). This reflects that once the hurdle rate is reached and the catch-up is achieved, 12.5% of all Pre-Incentive Fee Net Investment Income Returns thereafter are allocated to the Adviser.

Advisory Agreement and Administration Agreement	November 2024

Pre-Incentive Fee Net Investment Income

(expressed as a percentage of the value of net assets per quarter)

Percentage of Pre-Incentive Fee Net Investment Income

Allocated to Quarterly Incentive Fee

These calculations are pro-rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to the Adviser with respect to Pre-Incentive Fee Net Investment Income Returns. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a calendar quarter in which we incur an overall loss taking into account capital account losses. For example, if we receive Pre-Incentive Fee Net Investment Income Returns in excess of the quarterly hurdle rate, we will pay the applicable incentive fee even if we have incurred a loss in that calendar quarter due to realized and unrealized capital losses.

The Adviser has agreed to waive the incentive fee based on income for six months following the effective date of this registration statement.

Incentive Fee Based on Capital Gains

The second component of the incentive fee, the capital gains incentive fee, is payable at the end of each calendar year in arrears. The amount payable equals:

●	12.5% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains as calculated in accordance with GAAP.

Each year, the fee paid for the capital gains incentive fee is net of the aggregate amount of any previously paid capital gains incentive fee by the applicable share class for all prior periods. We will accrue, but will not pay, a capital gains incentive fee with respect to unrealized appreciation because a capital gains incentive fee would be owed to the Adviser if we were to sell the relevant investment and realize a capital gain. In no event will the capital gains incentive fee payable pursuant to the Advisory Agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.

For purposes of computing the Fund’s incentive fee on income and the incentive fee on capital gains, the calculation methodology will look through derivative financial instruments or swaps as if we owned the reference assets directly. The fees that are payable under the Advisory Agreement for any partial period will be appropriately prorated.

Advisory Agreement and Administration Agreement	November 2024

Examples of Quarterly Incentive Fee Calculation

Example 1 — Incentive Fee on pre-incentive fee net investment income for each quarter

Scenarios expressed as a percentage of net asset value at the beginning of the quarter	Scenario 1	Scenario 2	Scenario 3
Pre-incentive fee net investment income for the quarter	1.00%	1.60%	2.00%
Catch up incentive fee (maximum of 0.21%)	0.00%	-0.10%	-0.21%
Split incentive fee (12.50% above 1.71%)	0.00%	0.00%	-0.04%
Net Investment income	1.00%	1.50%	1.75%

Scenario 1 — Incentive Fee on Income

Pre-incentive fee net investment income does not exceed the 1.50% quarterly preferred return rate, therefore there is no catch up or split incentive fee on pre-incentive fee net investment income.

Scenario 2 — Incentive Fee on Income

Pre-incentive fee net investment income falls between the 1.50% quarterly preferred return rate and the upper level breakpoint of 1.71%, therefore the incentive fee on pre-incentive fee net investment income is 100% of the pre-incentive fee above the 1.50% quarterly preferred return.

Scenario 3 — Incentive Fee on Income

Pre-incentive fee net investment income exceeds the 1.50% quarterly preferred return and the 1.71% upper level breakpoint provision. Therefore, the upper level breakpoint provision is fully satisfied by the 0.21% of pre-incentive fee net investment income above the 1.50% preferred return rate and there is a 12.50% incentive fee on pre-incentive fee net investment income above the 1.71% upper level breakpoint. This ultimately provides an incentive fee which represents 12.50% of pre-incentive fee net investment income.

Example 2 — Incentive Fee on Capital Gains

Assumptions

Year 1:    No net realized capital gains or losses

Year 2:    6.00% realized capital gains and 1.00% realized capital losses and unrealized capital depreciation; capital gain incentive fee = 12.50% × (realized capital gains for year computed net of all realized capital losses and unrealized capital depreciation at year end)

Year 1 Incentive Fee on Capital Gains	= 12.50% × (0)
= 0
= No Incentive Fee on Capital Gains
Year 2 Incentive Fee on Capital Gains	= 12.50% × (6.00% −1.00)%
= 12.50% × 5.00%
= 0.63%

Advisory Agreement and Administration Agreement	November 2024

Administration Agreement

Under the terms of the Administration Agreement, the Administrator will provide, or oversee the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of NAV, compliance monitoring (including diligence and oversight of our other service providers), preparing reports to shareholders and reports filed with the SEC and other regulators, preparing materials and coordinating meetings of our Board, managing the payment of expenses, the payment and receipt of funds for investments and the performance of administrative and professional services rendered by others and providing office space, equipment and office services. We will reimburse the Administrator for the costs and expenses incurred by the Administrator in performing its obligations under the Administration Agreement. Such reimbursement will include the Fund’s allocable portion of compensation (including salaries, bonuses and benefits), overhead (including rent, office equipment and utilities) and other expenses incurred by the Administrator in performing its administrative obligations under the Administration Agreement, including but not limited to: (i) the Fund’s chief compliance officer, chief financial officer and their respective staffs; (ii) investor relations, legal, operations and other non-investment professionals at the Administrator that perform duties for the Fund; and (iii) any internal audit group personnel of the Adviser or any of its affiliates, subject to the limitations described in Advisory and Administration Agreements. In addition, pursuant to the terms of the Administration Agreement, the Administrator may delegate its obligations under the Administration Agreement to an affiliate or to a third party and we will reimburse the Administrator for any services performed for us by such affiliate or third party. The Administrator intends to hire a sub-administrator to assist in the provision of administrative services. The sub-administrator will receive compensation for its sub-administrative services under a sub-administration agreement.

The Administrator will be required to allocate the cost of such services to us based on factors such as time spent, assets, usage rates, proportionate holdings, a combination thereof or other reasonable methods determined by the Administrator. The Administrator may waive such reimbursements from time to time at its discretion. We will not reimburse the Administrator for any services for which it receives a separate fee, or for administrative items allocated to a controlling person of the Administrator. The Administrator intends to hire a sub-administrator to assist in the provision of administrative services. The sub-administrator will receive compensation for its sub-administrative services under a sub-administration agreement.

Certain Terms of the Advisory Agreement and Administration Agreement

Each of the Advisory Agreement and the Administration Agreement has been approved by the Board. Unless earlier terminated as described below, each of the Advisory Agreement and the Administration Agreement will remain in effect for a period of two years from the date it first becomes effective and will remain in effect from year-to-year thereafter if approved annually by a majority of the Board or by the holders of a majority of our outstanding voting securities and, in each case, a majority of the Independent Trustees. We may terminate the Advisory Agreement upon 60 days’ written notice, and the Administration Agreement upon 120 days’ written notice, without payment of any penalty. The decision to terminate either agreement may be made by a majority of the Board or the shareholders holding a majority of our outstanding voting securities, which means the lesser of (1) 67% or more of the voting securities present at a meeting if more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities. In addition, without payment of any penalty, the Adviser may terminate the Advisory Agreement upon 120 days’ written notice and the Administrator may terminate the Administration Agreement upon 120 days’ written notice. The Advisory Agreement will automatically terminate in the event of its assignment within the meaning of the 1940 Act and related SEC guidance and interpretations.

Antares Capital Credit (in its capacity as the Adviser and/or the Administrator) shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which the Advisory Agreement and Administration Agreement, respectively, relate, provided that Antares Capital Credit (in its capacity as the Adviser and/or the Administrator) shall not be protected against any liability to the Fund or its shareholders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the reckless disregard of its duties and obligations (“disabling conduct”). Each of the Advisory Agreement and the Administration Agreement provide that, absent disabling conduct, Antares Capital Credit (in its capacity as the Adviser and/or the Administrator)and its respective officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it (collectively, the “Indemnified Parties”) will be entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Antares

Advisory Agreement and Administration Agreement	November 2024

Capital Credit’s services under the Advisory Agreement and Antares Capital Credit’s services under the Administration Agreement or otherwise as adviser or administrator for us. Antares Capital Credit (in its capacity as the Adviser and/or the Administrator) shall not be liable under their respective agreements with us or otherwise for any loss due to the mistake, action, inaction, negligence, dishonesty, fraud or bad faith of any broker or other agent; provided, that such broker or other agent shall have been selected, engaged or retained and monitored by Antares Capital Credit (in its capacity as the Adviser and/or the Administrator) in good faith, unless such action or inaction was made by reason of disabling conduct, or in the case of a criminal action or proceeding, where Antares Capital Credit (in its capacity as the Adviser and/or the Administrator) had reasonable cause to believe its conduct was unlawful. The Adviser and its controlling persons will also not be entitled to indemnification from us respect of, any liability to the Fund or the shareholders to which the Adviser or its controlling persons would otherwise be subject by reason of negligence or misconduct, as determined by a court of competent jurisdiction in a final, non-appealable order, in the performance of the Adviser’s and/or its controlling persons’ duties. In addition, we will not provide for indemnification of an Indemnified Party, other than the Administrator, for any liability or loss suffered by such Indemnified Party, nor will we provide that an Indemnified Party be held harmless for any loss or liability suffered by us, unless: (1) the Indemnified Party has determined, in good faith, that the course of conduct that caused the loss or liability was in our best interest; (2) the Indemnified Party was acting on our behalf or performing services for us; (3) such liability or loss was not the result of (x) negligence or misconduct, in the case that the Indemnified Party is Antares Capital Credit (in its capacity as the Adviser and/or the Administrator), a Trustee (other than an Independent Trustee), an officer, employee, sponsor, controlling person or agent of the Fund or the Adviser and its controlling person, or (y) gross negligence or willful misconduct, in the case that the Indemnified Party is an Independent Trustee, in each case, as determined by a court of competent jurisdiction in a final, non-appealable order; and (4) the indemnification or agreement to hold harmless is recoverable only out of our net assets and not from our shareholders.

Payment of Our Expenses Under the Investment Advisory and Administration Agreements

Except as specifically provided below, we anticipate that all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory services to us, and the base compensation, bonus and benefits, and the routine overhead expenses, of such personnel allocable to such services, will be provided and paid for by the Adviser or one of its affiliates. We will bear all other costs and expenses of our operations, administration and transactions, including, but not limited to:

1.investment advisory fees, including management fees and incentive fees, paid to the Adviser pursuant to the Advisory Agreement;

2.the Fund’s allocable portion of compensation (including salaries, bonuses, and benefits), overhead (including rent, office equipment and utilities) and other expenses incurred by the Administrator in performing its administrative obligations under the Administration Agreement, including but not limited to: (i) the Fund’s chief compliance officer, chief financial officer and their respective staffs; (ii) investor relations, legal, operations and other non-investment professionals at the Administrator that perform duties for the Fund; and (iii) any internal audit group personnel of the Adviser or any of its affiliates; and

3.all other expenses of the Fund’s operations, administration and transactions including, without limitation, those listed in “Plan of Operation—Expenses.”

From time to time, Antares Capital Credit (in its capacity as the Adviser and/or the Administrator) or its affiliates may pay third-party providers of goods or services. We will reimburse Antares Capital Credit (in its capacity as the Adviser and/or the Administrator) or such affiliates thereof for any such amounts paid on our behalf. From time to time, Antares Capital Credit (in its capacity as the Adviser and/or the Administrator) may defer or waive fees and/or rights to be reimbursed for expenses. All of the foregoing expenses will ultimately be borne by our shareholders, unless waived.

Costs and expenses of Antares Capital Credit (in its capacity as the Adviser and/or the Administrator) that are eligible for reimbursement by the Fund will be reasonably allocated to the Fund on the basis of time spent, assets under management, usage rates, proportionate holdings, a combination thereof or other reasonable methods determined by the Administrator.

Advisory Agreement and Administration Agreement	November 2024

Board Approval of the Advisory Agreement

Our Board, including our Independent Trustees, approved the Advisory Agreement at a meeting held on October 16, 2024. In reaching a decision to approve the Advisory Agreement, the Board reviewed a significant amount of information and considered, among other things:

●	the nature, quality and extent of the advisory and other services to be provided to the Fund by the Adviser;
●	the proposed investment advisory fee rates to be paid by the Fund to the Adviser;
●	the fee structures of comparable externally managed BDCs that engage in similar investing activities;
●	our projected operating expenses and expense ratio compared to BDCs with similar investment objectives;
●	information about the services to be performed and the personnel who would be performing such services under the Advisory Agreement; and
●	the organizational capability and financial condition of the Adviser and its affiliates.

Based on the information reviewed and the discussion thereof, the Board, including a majority of the non-interested Trustees, concluded that the investment advisory fee rates are reasonable in relation to the services to be provided and approved the Advisory Agreement as being in the best interests of our shareholders.

Prohibited Activities

Our activities are subject to compliance with the 1940 Act. In addition, our Declaration of Trust prohibits the following activities among us, the Adviser and its affiliates:

●	We may not purchase or lease assets in which the Adviser or its affiliates has an interest unless (i) the transaction occurred at the formation of the Fund, we disclose the terms of the transaction to our shareholders, the terms are reasonable to us and the price does not exceed the lesser of cost or fair market value, as determined by an independent expert or (ii) such purchase or lease of assets is consistent with the 1940 Act or an exemptive order under the 1940 Act issued to us by the SEC;
●	We may not invest in general partnerships or joint ventures with affiliates and non-affiliates unless certain conditions are met;
●	The Adviser and its affiliates may not acquire assets from us unless (i) approved by our shareholders entitled to cast a majority of the votes entitled to be cast on the matter or (ii) such acquisition is consistent with the 1940 Act or an exemptive order under the 1940 Act issued to us by the SEC;
●	We may not lease assets to the Adviser or its affiliates unless the transaction occurred at the formation of the Fund, we disclose the terms of the transaction to our shareholders and such terms are fair and reasonable to us;
●	We may not make any loans, credit facilities, credit agreements or otherwise to the Adviser or its affiliates except for the advancement of funds as permitted by our Declaration of Trust or unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC;
●	We may not acquire assets in exchange for our Common Shares without approval of a majority of the Board, including a majority of the Independent Trustees with consideration to an independent appraisal of such assets;

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●	We may not pay a commission or fee, either directly or indirectly to the Adviser or its affiliates, except as otherwise permitted by our Declaration of Trust, in connection with the reinvestment of cash flows from operations and available reserves or of the proceeds of the resale, exchange or refinancing of our assets;
●	The Adviser may not charge duplicate fees to us; and
●	The Adviser may not provide financing to us with a term in excess of 12 months.

In addition, in the Advisory Agreement, the Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state securities laws governing its operations and investments.

Compliance with the Omnibus Guidelines Published by NASAA

Rebates, Kickbacks and Reciprocal Arrangements

Our Declaration of Trust prohibits our Adviser from: (i) receiving or accepting any rebate, give-ups or similar arrangement that is prohibited under applicable federal or state securities laws or the Omnibus Guidelines, (ii) participating in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws or the Omnibus Guidelines governing conflicts of interest or investment restrictions or (iii) entering into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws or the Omnibus Guidelines, or (iv) participating in any arrangements that would circumvent the NASAA Omnibus Guidelines Statement of Policy adopted on March 29, 1992 and as amended on May 7, 2007 and from time to time (the “Omnibus Guidelines”). In addition, our Adviser may not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell our shares or give investment advice to a potential shareholder; provided, however, that our Adviser may pay a registered broker or other properly licensed agent sales commissions or other compensation (including cash compensation and non-cash compensation (as such terms are defined under FINRA Rule 2310)) for selling or distributing our Common Shares, including out of the Adviser’s own assets, including those amounts paid to the Adviser under the Advisory Agreement.

Commingling

The Adviser may not permit our funds held by our custodian to be commingled with the funds of any other entity.

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CONFLICTS OF INTEREST

The following inherent or potential conflicts of interest should be considered by prospective investors before subscribing for the Common Shares.

Compensation. The Investment Advisory Agreement has been negotiated at arm’s length. The Management Fee payable to the Adviser by the Fund is payable without regard to the overall success of, or income earned by, the Fund. In addition, the Adviser will also receive Incentive Fees from the Fund based upon profits of the Fund.

The Fund will be Subject to Various Conflicts of Interest Involving the Antares Parties. The Antares Platform operates in its own economic interests and neither it nor any Antares Party (other than the Adviser) is generally obligated, or should be expected, to take into account the Fund’s interests in making any decision, including with respect to the origination, terms and availability to the Fund of loans and decisions with respect to an Antares’ Party or Other Account’s interest in a loan. Moreover, when personnel of the Adviser are shared with other Antares Parties or otherwise act on behalf of the Antares Platform, an Antares’ Party’s or an Other Account, such personnel have an obligation to pursue the best interests of the party on whose behalf they are acting at the time, whose interests could diverge from the best interest of the Fund. As a result, a decision made by or on behalf of an Antares Party or the Antares Platform (including by shared personnel) could adversely impact the amount, price, availability, terms and subsequent decisions with respect to Portfolio Loans in which the Fund ultimately invests.

Additionally, the Adviser’s indirect owners have an interest in investments held by the Antares Platform (and through which are expected to invest alongside the Fund in accordance with the Allocation Policy). Additionally, such owners are market participants that could compete, or cooperate with, the Fund as well as, subject to the 1940 Act and the conditions of the co-investment exemptive order issued by the SEC, invest in more junior interests or competing tranches in the same Portfolio Loan as the Fund. Other than when competing for an investment, the Antares Platform expects to share information with such owners. Additionally, there is overlap, from time to time, between the investment activities of the Fund and the Adviser’s indirect owners, and changes in market conditions can result in additional interactions between the Fund and such owners.

Sourcing of Portfolio Loans Primarily from the Antares Platform. The Adviser will source Portfolio Loans for the Fund primarily from the Antares Platform, which makes decisions in its own interest and is not required to act in the best interest of the Fund with respect to, among other things, the availability, price or terms of a loan. See “Risk Factors—It is Anticipated That All or Most of the Portfolio Loans Will Be Sourced by Antares Parties.” The Adviser will determine based on a variety of factors, including when capital is efficiently available through subscription proceeds or a leverage facility, when to recommend or initiate the Fund’s acquisition of a Portfolio Loan. Acquisitions are also contingent on co-investment transaction approvals from the Board as well as, where relevant, other approvals including from a leverage provider or third-party loan agent. Once the Adviser agrees to purchase a Portfolio Loan for the Fund, the Fund bears the risk of changes in valuation as well as the borrower’s credit risk. Upon acquiring the Portfolio Loan, the Fund will be entitled to the economic interests of such Portfolio Loan and therefore will receive the future interest, fees and principal payments made by the borrower and begin to pay Management Fees on the outstanding balance of the Portfolio Loan.

Antares Parties’ Proprietary Ownership of Loans of Which the Portfolio Loans Constitute a Part; Antares Parties, Other Accounts and Certain Other Parties can Invest in Different Levels of the Capital Structure and Take a Non-Controlling Equity Interest in an Obligor. Antares Parties are expected to have significant proprietary holdings of Portfolio Loans. The Fund and Other Accounts, as well as Antares Parties and each of the Canada Pension Plan Investment Board and Northleaf Star Holdings LP as the parent companies of Antares Holdings (and/or each such parent company’s other subsidiaries and companies in which such parent companies or its other subsidiaries own some or all of the equity interests (collectively, “Parent Companies”)) and their respective affiliates can, and often will, invest at different levels of the capital structure of a particular obligor. To the extent permitted by applicable law and the terms of the co-investment exemptive relief, the Fund, Antares Parties, Other Accounts and/or other co-investors may invest at different levels of the capital structure of a particular obligor, and such parties may also engage in net asset value financings to funds (a “borrowing fund”) and concurrently invest in direct loans to the borrowing fund’s underlying investments. In connection with any such investment by any such parties in an obligor or in one or more loans, such parties will act in their own best interest (or in the case of the Fund or an Other Account, the Adviser and its advisory affiliates will endeavor to act in the best interest of the Fund or such Other Account, in each case, on whose behalf it is acting at the time) without regard for the interests of

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such other parties (including, in the case of actions by or on behalf of such Other Accounts, Antares Parties or the Parent Companies or any of their respective affiliates, the Fund). Additionally, Antares Parties and/or the Parent Companies (or, in the case of Other Accounts, the Adviser or its advisory affiliates, as applicable, on behalf of such Other Accounts) or their respective affiliates frequently request that an obligor (or one or more of its direct or indirect equity owners) sell, at fair market value to any such Antares Party, Parent Company, Other Account or any such affiliate for investment purposes, a small, non - controlling equity interest in such obligor or owner that may or may not be attached to or be part of the consideration for any loan made by such party to such obligor and could be subject to significant voting and transfer restrictions. In cases where the Adviser and its affiliates and their respective personnel are acting on behalf of multiple parties (including the Fund) whose interests diverge in a particular situation, the Adviser will have an obligation to pursue the best interests of each of the parties on whose behalf it is acting at such time. Actions taken on behalf of any party (other than the Fund) should be expected to be disadvantageous to the Fund. In addition, the Adviser could choose (but will not be required) to implement particular procedures and controls in situations where it deems it necessary or appropriate to do so (which could include, but is not limited to, engaging an independent party to make or review decisions made by the Adviser). There can be no assurance, however, that the Adviser will choose to do so.

See “Conflicts of Interest - Other Antares Businesses” below for a further description of such capital structure conflicts, the resulting conflicts of interest and steps that could be taken to address them.

Other Antares Businesses. Antares expects, from time to time, to have ongoing relationships with issuers whose securities have been acquired by, or are being considered for investment by, clients. Subject to the 1940 Act and the conditions of the co-investment exemptive order, from time to time, the Fund will invest in a company in which the Adviser or any of its affiliates and/or one or more other clients hold an investment in a different class of such company’s debt or equity, or vice versa. For example, Antares could acquire securities or other financial instruments of a portfolio company for a client which are senior or junior to securities or other financial instruments of the same portfolio company that are held by, or acquired for, another client (e.g., one client acquires senior debt while another client acquires subordinated debt). Conflicts of interest can arise under such circumstances. For example, in the event such portfolio company enters bankruptcy, the client holding securities which are senior in bankruptcy preference could have the right to aggressively pursue the issuer’s assets to fully satisfy the issuer’s indebtedness to such client, and the Adviser or its affiliates might have an obligation to pursue such remedy on behalf of such client. As a result, another client holding assets of the same portfolio company which are more junior in the capital structure might not have access to sufficient assets of the portfolio company to completely satisfy its bankruptcy claim against the portfolio company and suffer a loss. In such circumstances, Antares can, to the fullest extent permitted by applicable law and the conditions of the co-investment exemptive order, take steps to reduce the potential for conflicts between the interests of each of the applicable clients, including causing one or more of such clients to take certain actions that, in the absence of such conflict, it would not take (e.g., an client, including the Fund, might remain passive in a situation in which it is entitled to vote or might invest in a particular asset or class of securities that seeks to align its interests with those of other clients). Any such step could have the effect of benefiting other clients or Antares at the expense of the Fund. Antares has instituted policies and procedures that are reasonably designed to address such conflicts of interest and that seek to ensure that clients are treated fairly and equitably. Subject to the 1940 Act and the conditions of the co-investment exemptive order, the application by Antares of such policies and procedures is expected to vary based on the particular facts and circumstances surrounding each investment by two or more clients (including a Fund) in different classes, series or tranches of an issuer’s capital structure (as well as across multiple issuers or borrowers within the same overall capital structure), and, as such, investors should expect some degree of variation, and potentially inconsistency, in the manner in which potential, or even actual, conflicts of interest are addressed by Antares. While Antares’ policies and procedures for addressing conflicts between clients in these situations are intended to resolve the conflicts in an impartial manner, there can be no assurance that Antares’ own interests will not influence its conduct.

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Subject to the 1940 Act and the conditions of the co-investment exemptive order, in certain instances, it is possible that clients managed by the Adviser or another affiliated adviser, or a proprietary account of Antares, will be invested in the same or similar loans or securities as held by the Fund, and which could have been acquired at different times at lower or higher prices. Those investments could also be in securities or other instruments in different parts of the company’s capital structure that differ significantly from the investments held by the Fund, including with respect to material terms and conditions, including without limitation seniority, interest rates, dividends, voting rights and participation in liquidation proceeds. Consequently, in certain instances these investments could be in positions or interests which are potentially adverse to those taken or held by the Fund. In such circumstances, measures will be taken to address such actual or potential conflicts, which can include, as appropriate, establishing an information barrier between or among the applicable personnel of the relevant affiliated advisers, requiring recusal of certain personnel from participating in decisions that give rise to such conflicts, or other protective measures as shall be established from time to time to address such conflicts.

The Antares Parties and Their Affiliates Engage in a Broad Range of Investment Activities. The Antares Parties, as applicable, engage and intend to engage in a broad range of investment and other activities other than those that the Adviser will engage in on behalf of the Fund, including, among other things, originating loans through the Antares Platform, owning loans in their proprietary accounts (including through subsidiaries and joint ventures), trading loans and providing loan agent and/or other services to their proprietary accounts, to Other Accounts and to third parties. In addition, the Antares Parties are part of a multi-national organization engaged in a broad range of lending, investment and other activities itself and through its other affiliates. As a result, the Adviser is subject to significant actual and potential conflicts of interest in managing the investment activities on behalf of the Fund. While some of these conflicts are common for investments in assets similar to the Portfolio Loans where an affiliate of the loan originator is the investment adviser of the related client and such affiliated group owns some portion of the loans in which such client invests, the shareholders should consider them carefully. The following summarizes some of these conflicts, but is not intended to be an exhaustive list of all such conflicts or their potential consequences and there can be no assurance that other conflicts of interest will not arise based on the wide-ranging current and future activities of the Antares Parties and their affiliates.

The Allocation Policy. Under the Adviser’s Allocation Policy (“Allocation Policy”), investment opportunities in loan tranches that are within the Fund’s investment strategy (each an “Eligible Loan”) are allocated among: (i) accounts (including the Fund) advised by the Adviser and/or one or more of its advisory affiliates including, without limitation, separately managed accounts, funds, and CLO issuers (collectively “Clients”); (ii) proprietary capital of Antares Holdings; (iii) contract investors; and (iv) persons with whom the Adviser or its affiliates has a relationship and/or has determined to offer co-investment opportunities (“Co-Investors”) if any. Co-Investors could include affiliates of the Adviser, other Clients, investors in a Client or Other Accounts, or a third party.

The Allocation Policy is generally intended to promote allocations of investment opportunities in respect of Clients consistent with their respective investment objectives and restrictions in a manner that is fair and equitable over time. Additionally, where there is limited supply of an Eligible Loan, the Allocation Policy seeks to allocate the Eligible Loan on a pro rata basis, where practicable and subject to certain considerations relevant to participating or potentially participating accounts, as described in the Allocation Policy. These considerations can include (but are not limited to): (i) whether the allocation of the Eligible Loan would result in a de minimis allocation to the Fund; (ii) portfolio circumstances including ramping, strategy or product incubation, compliance with or optimization of portfolio-level tests and expected cash movements due to contributions or redemptions; (iii) the terms of contract investor agreements; (iv) participants’ business interest in the closing or syndication of the loan, to help assure the continued availability of Eligible Loans for investment by Clients and/or to maintain Antares’ ability to source future loans to the benefit of Clients; (v) with respect to an investment opportunity originated and/or arranged by a third party, the relationship of a particular Client to or with such third party; (vi) cash availability of Clients, taking into account any availability under any financing arrangement, to the extent established and accessible for each applicable Client; (vii) permitted leverage and available financing for the investment opportunity (including, without limitation, taking into account the levels/rates that would be required to obtain an appropriate return and covenant compliance and the curing of any default or event of default under the applicable financing document); and/or (viii) such other criteria as are reasonably related to a reasonable allocation of a particular investment opportunity to one or more Clients (e.g., in the case of a Client ramp-up period or when incubating a particular investment strategy or product or, in connection with a Client that directly or indirectly finances its assets, compliance with or optimization of collateral quality tests, portfolio concentration limits, overcollateralization triggers, interest coverage tests or any other test that diverts cash flow from payment to the equity owners of the related entity).

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Allocations of Related Equity. When equity securities are available in connection with a Portfolio Loan (“Related Equity Securities”), and subject to the 1940 Act and the conditions of the co-investment exemptive order issued by the SEC, the Adviser and its advisory affiliates seek to allocate such Related Equity Securities to the Fund and others for whom Related Equity Securities are within the expected portfolio profile (each a “Potential Related Equity Securities Participant”) in a manner that is fair and equitable over time and consistent with the Allocation Policy. In general, Related Equity Securities will first be offered pro rata to each Potential Related Equity Securities Participant based on a ratio determined by the Adviser and its advisory affiliates and described in more detail in the Allocation Policy. Should any Related Equity Securities remain following such allocation, it will be reoffered, pro rata and on an iterative basis, to each Potential Related Equity Securities Participant that accepted the amount of Related Equity Securities previously offered to it. Any remaining Related Equity Securities following all subsequent reoffers will be retained by the Antares Balance Sheet.

Loan Sales. The Adviser faces a conflict of interest if the Adviser seeks to sell one or more Portfolio Loans for the Fund while other clients of the Adviser or its affiliates, the Antares Direct Holdings or Antares Parties are selling portions of the same loan. In these circumstances, the sale opportunities will be allocated in accordance with the Allocation Policy. Additionally, to the extent permitted by applicable law and the terms of the co-investment exemptive relief, the Adviser can seek to sell all or any portion of a Portfolio Loan for the Fund while all or any portion of such loan is retained in the portfolio of other Clients. The Adviser and/or its advisory affiliates could also sell all or any portion of an Eligible Loan for one or more Clients even though other Antares Parties elect not to sell all or the same proportion of such Eligible Loan for the Antares Direct Holdings. The Antares Parties will make their own independent decisions with respect thereto in their own best interests, which could differ from the Fund’s interests. As a result, decisions made by the Antares Parties will not necessarily be the same as those made by the Adviser on behalf of the Fund.

Loans to Clients or Client-Related Entities. The Antares Platform can make one or more loans to an entity (or an entity may act as guarantor for an obligor) (each, a “Related Obligor”) that is, is an affiliate of, or otherwise does business with or acts for, one or more other clients of the Adviser and/or the Adviser’s advisory affiliates (each a “Related Client”).

When presented with an opportunity to make such a loan, the Antares Platform and the Adviser can consider present, and potential future conflicts and could determine to make the loan, to impose restrictions or conditions or to decline to make the loan or to cause any particular client(s) to refrain from participating in the loan, notwithstanding that other clients or the Antares Direct Holdings participate.

The Adviser will be subject to potential conflicts of interest between the role of the Antares Platform as a creditor of the Related Obligor and the Adviser’s (and its advisory affiliates’) role as an investment adviser and fiduciary to the Related Clients, in that certain actions the Antares Platform might take with respect to such loan could have a direct or indirect negative impact on the Related Clients. To the extent that the Adviser believes that such a loan is at risk of becoming distressed or non-performing, the Adviser could face a conflict in allocating loans to Related Clients, due to concerns about the Related Clients’ ability to perform their obligations thereunder. Conversely, a positive business relationship with a Related Obligor (or a related party) could incentivize the Adviser to give a preference to Related Clients when allocating loans among clients. In addition, if the Adviser allows one or more of its other clients to participate in such a loan, the Adviser will face a further conflict between the Adviser’s (and its affiliates’) interest in maintaining a relationship with the Related Obligor, maintaining their relationship with the Related Clients, and otherwise acting in the best interest of their clients.

These conflicts could result in the Antares Platform or the Adviser favoring either the Related Obligor, the Related Clients, the Antares Direct Holdings and/or other clients that participate in the relevant loan with respect to: (i) the initial terms of the loan; (ii) decisions with respect to extensions, modifications or waivers; (iii) decisions with respect to the exercise of remedies; and (iv) decisions with respect to allocating future loans. The existence of such conflicts and actions taken or not taken by the Adviser with respect to such loan could result in losses for clients that hold such loans, including the Related Clients, particularly if the Adviser does not exercise remedies with respect to such loan because it does not want to disrupt a relationship with the Related Obligor or Related Clients. . If the Adviser determines to forego participation in such loans on behalf of clients, the clients will not enjoy the benefits of any returns earned on the loan, which could be in excess of those experienced by other loans in which the clients do invest.

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As noted above, in cases where the Adviser and its personnel are acting on behalf of multiple clients (including Related Clients) whose interests diverge in a particular situation, the Adviser has an obligation to pursue the best interests of each of the parties on whose behalf it is acting at the time, even where that action may be disadvantageous to another client. Moreover, as fiduciary to its clients, and consistent with the Adviser’s Code of Ethics, the Adviser may not place its own interests (including, but not limited to, those arising from its relationships with Related Obligors) ahead of those of its clients when acting on clients’ behalf and making decisions impacting loans held by such clients. Finally, as described herein, the Adviser has adopted a detailed allocation methodology in an effort to ensure that allocations of loan opportunities in Eligible Loans are made on a fair and equitable basis, notwithstanding relationships between the Adviser or its affiliates and Related Obligors. The Adviser believes that these policies and procedures help to mitigate the conflicts of interest posed by its relationships with Related Obligors and Related Clients; however, the Adviser reserves the right to implement additional procedures and controls in situations where it deems it necessary or appropriate to do so (which may include, but is not limited to, engaging an independent party to make or review decisions made by the Adviser involving Related Obligors).

The Antares Parties can Take Into Account Their Relationships with Obligors and/or Private Equity Sponsors. The Antares Platform is expected to act as an underwriter or arranger or otherwise participate in the origination, structuring, negotiation, syndication or offering of many of the Portfolio Loans that could be acquired by the Fund and those Portfolio Loans typically will involve an obligor with a private equity sponsor. The Antares Platform typically engages in repeat transactions with private equity sponsors and with certain obligors. Such relationships will present conflicts of interest to the extent that the Antares Platform relies on the steady flow of business opportunities from such private equity sponsors. The Antares Parties (including the Adviser and its affiliates) should be expected to take into account their relationships or the relationships of their affiliates with obligors or private equity sponsors which can create conflicts of interest. While pursuing business for the benefit of the Antares Parties, the Antares Parties can (and in certain circumstances will have an incentive to) agree to or propose certain amendments, consents, waivers or other modifications to a loan facility in which the Portfolio Loan is a part (e.g., repricing, covenant or other relief) that a lender might not otherwise agree to, or could offer to arrange a new financing which permits the obligor to repay an existing Portfolio Loan, in an attempt to maintain good relationships with their customers. Such actions could be adverse to the Fund’s interest. In addition, if market or other conditions result in the tightening of credit spreads or if requisite lender consent is not available for a requested action of an obligor or its private equity sponsor, then Antares Parties might be willing to modify or amend an existing Portfolio Loan to lower the pricing or agree to other less favorable terms, or be willing to offer other debt products that are not suitable for direct or indirect investment by the Fund or, if suitable, may not be offered to the Fund. As a result, Portfolio Loans could be repaid or required to be sold prior to their scheduled maturity and replaced with other Portfolio Loans with lower pricing or terms less favorable to the Fund or not replaced at all, and in either case this could adversely affect the returns of the Fund.

Loans Sourced by the Antares Platform Are Often Prepayable at the Option of the Obligor. A Portfolio Loan could have certain protective rights against prepayment such as prepayment or call premiums, and on occasion, the Adviser or other Antares Parties participating in the related loan facility could choose to waive these prepayment or call premiums. The interests of the Antares Parties holding portions of such loan facility in their proprietary accounts might not be aligned with the interests of the Fund. In addition, the Adviser or other Antares Parties could have fiduciary duties to multiple holders of such Portfolio Loans (including Other Accounts), and it is not always the case that each such holder’s interest will be aligned with the interests of other holders, such as the Fund, with respect to waivers of prepayment or call protections. In general, holders of loans who participate in a refinancing of such loan would benefit from a waiver, while those that do not participate would generally prefer to apply prepayment premiums and other prepayment protections.

When determined to be in the overall best interests of all of Clients, the Adviser or its affiliates can cause the relevant Client to waive prepayment premiums or other similar call premiums in certain circumstances, including when an Antares Party is involved in the refinancing, restructuring or other modification of such assets. To the extent the Fund does not participate directly or indirectly in a refinancing, the Adviser faces a potential conflict of interest between its duty to the Fund and the interests of Other Accounts that will participate in the refinancing, as well as, in some cases, the interests of other Antares Parties.

Antares Parties Provide Information to Loan Pricing Services Which can Affect the Valuation Done by the Adviser Under its Valuation Policy. With respect to certain Portfolio Loans, the only bid or ask price that is often available for purposes of the Adviser’s Valuation Policy is expected to be one that is provided by an Antares Party (other than the Adviser) to an applicable pricing service which will be a price for all of the tranches of loans taken as a whole in the related loan facility. While such Antares Parties

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expect to supply bid and/or ask prices that they believe to be reflective of the market value of such loans taken as a whole, in the absence of a current third party firm bid or ask prices in the market or another third party check on those prices, the prices supplied to any pricing service by any such Antares Parties might not reflect the price a third party would actually pay for such loans taken as a whole or for a single tranche of the loans under such loan facility, which could result in the valuations for the Fund’s Portfolio Loans under the Valuation Policy (which considers prices on relevant pricing services as one element of the valuation process) remaining artificially high or low.

Time and Attention of Personnel. All personnel of the Adviser are employees of Antares Capital LP and/or its affiliates. The Adviser’s shared personnel will devote such time to the activities of the Fund as is necessary to properly perform the Adviser’s obligations to the Fund. However, such shared personnel also work, and in the future will work, in the businesses of other Antares Parties and perform services for the other Antares Parties and for Other Accounts, including Other Accounts raised in the future. Conflicts will arise in the allocation of management and personnel resources as among such various activities. The Advisory Agreement does not require Adviser personnel or personnel of any of the other Antares Parties to devote their full time or any material portion of their time to the Fund. In the event that any of such personnel ceases to be actively involved with the services performed by the Adviser on behalf of the Fund, the shareholders will be required to rely on the ability of the Adviser to identify and retain other investment professionals to perform such services on the Fund’s behalf. When working on behalf of another Antares Party, such personnel are expected to act in the best interest of that Antares Party, whose interests could diverge from the Fund’s interests. Nevertheless, these officers and directors, along with our investment adviser, and other key personnel, will devote such portion of their time to our affairs as is required for the performance of their duties, but they are not required to devote all of their time to us.

Diverse Membership. The shareholders in the Fund are expected to include U.S. taxable and tax exempt entities, and institutions from jurisdictions outside of the United States. Such shareholders often have conflicting investment, legal, tax, regulatory, accounting and other interests with respect to their investments in the Fund. The conflicting interests among the shareholders generally relate to or arise from, among other things, the nature of investments made by the Fund, the structuring of the acquisition of investments and the timing of the disposition of investments. As a consequence, conflicts of interest arise in connection with decisions made by the Adviser or its affiliates, including with respect to the nature or structuring of investments, that are more beneficial for one shareholder than for another shareholder, especially with respect to shareholders’ individual investment, legal, tax, regulatory, accounting and other situations. In selecting and structuring investments appropriate for the Fund, the Adviser and its affiliates will consider the investment, legal, tax, regulatory, accounting and other objectives of the Fund, not the investment, legal, tax, regulatory, accounting or other objectives of any shareholder individually.

Restrictions Arising from Antares Parties Activities and Material Non-Public Information. The Antares Parties currently maintain limited informational walls among their businesses; there is currently an informational wall between Antares Holdings and its majority equity owner. However, for purposes of making and investing in loans or investing in securities and other instruments, confidential information with respect to an obligor or an investment received by one investment team within those businesses generally will be imputed to all investment teams. However, the Adviser and its advisory affiliates maintain policies and procedures reasonably designed to prevent the misuse of material non-public information, controls reasonably designed to allow sharing of certain internal information with Antares Liquid Credit Strategies LLC (“ALCS”), while screening borrower-specific information shared by the Antares Platform and Antares Capital Advisers with ALCS in accordance with the Adviser’s policies and procedures. The Antares Parties could obtain confidential information and enter into confidentiality agreements that bind them to not only keep information confidential but also to “stand still” and comply with other restrictions. These activities could prevent the Fund from directly or indirectly acquiring or disposing of certain loans, securities and other financial instruments potentially for extended periods, which in each case could be detrimental to the performance of the Fund. Antares Parties could also elect not to receive material non-public information with respect to obligors and, as a result, might not have the same information as is available to others investing in debt obligations of such obligors. In addition, certain personnel of the Adviser or other Antares Parties could possess information relating to obligors of Portfolio Loans that is not known to the personnel at the Adviser responsible for monitoring the Portfolio Loans and performing other obligations to the Fund. Under such circumstances, the Adviser’s lack of knowledge might be detrimental to the Fund. In addition, while Antares Parties currently intend to operate without information firewalls (as noted above), one or more of them could be required by certain regulations, or decide that it is advisable, to establish information firewalls.

There could also be times where the Adviser, its owners, the respective affiliates of the Adviser or its owners or the employees or personnel of any of the foregoing have access to material non-public information regarding the Portfolio Loans in which

Conflicts of Interest	November 2024

the Fund directly or indirectly invests or desires to invest. In the event that the Adviser or its personnel receives such material non-public information or is required to provide such information to the Fund, the Fund might be prohibited from effecting transactions that it would desire to effect and thus incur losses. The Adviser and its personnel generally will not be free to divulge, or to act upon, any confidential or material non-public information and, due to these restrictions, the Adviser could be unable to initiate a transaction for the account of the Fund that the Adviser otherwise might have initiated, and the Fund could be frozen in an investment position that it otherwise might have liquidated or closed out.

Notwithstanding the maintenance of restricted securities lists and other internal controls, it is possible that the internal controls relating to the management of material non-public information could fail and result in the Adviser, or one of its employees, buying or selling an investment while, at least constructively, in possession of material non-public information. Inadvertent trading on material non-public information could have adverse effects on Adviser’s reputation, result in the imposition of regulatory or financial sanctions and, as a consequence, negatively impact the Adviser’s ability to provide its investment management services to its investment funds, including the applicable Fund.

Investments with Respect to which Other Antares Clients and/or Antares and its Affiliates could Benefit. The Fund will invest in a portfolio of Portfolio Loans, equity investments and other financial instruments, assets or obligations, which could give rise to future investment opportunities as a result of relationships developed in connection with the making of one or more investments on behalf of the Fund. The Adviser and its affiliates and/or one or more other clients advised by the Adviser or its affiliates could benefit from such a future opportunity, even though the Fund might not necessarily benefit from the same future opportunity or other future opportunities. As a result, the Adviser has an incentive to take such potential future opportunities and/or benefits into consideration when making current investment decisions for the Fund. For example, the Fund could make a follow-on investment in an obligor or portfolio company to maintain good business relations with the sponsor of such obligor or portfolio company where the Adviser believes that doing so could help it to source future investment opportunities from such sponsor that might benefit the Adviser or its affiliates and/or one or more other clients advised by the Adviser or its affiliates, even though such opportunities might not be made available to the Fund.

Co-Investment Transactions. The Fund has received, an exemptive order from the SEC that permits it to co-invest with certain other persons, including certain affiliated accounts managed and controlled by the Adviser and/or its affiliates. Subject to the 1940 Act and the conditions of the co-investment exemptive order, the Fund may, under certain circumstances, co-invest with certain affiliated accounts in investments that are suitable for the Fund and one or more of such affiliated accounts. Even though the Fund and any such affiliated account co-invest in the same securities, conflicts of interest may still arise. If the Adviser is presented with co-investment opportunities that generally fall within the Fund’s investment objective and other Board-established criteria and those of one or more affiliated accounts advised by the Adviser or its affiliates, whether focused on a debt strategy or otherwise, the Adviser and its affiliates will allocate such opportunities among the Fund and such affiliated accounts in a manner consistent with the exemptive order and the Adviser’s allocation policies and procedures, as discussed herein.

With respect to co-investment transactions conducted under the exemptive order, initial internal allocations among the Fund and other investment funds affiliated with the Adviser or its affiliates will generally be made, taking into account the allocation considerations set forth in the Adviser’s allocation policies and procedures as described above. If the Fund invests in a transaction under a co-investment exemptive order and, immediately before the submission of the order for the Fund and all other funds, accounts, or other similar arrangements advised by the Adviser and its affiliates, the opportunity is oversubscribed, it will generally be allocated on a pro-rata basis based on the size of the orders. The Board regularly reviews the allocation policies and procedures of the Adviser.

To the extent consistent with applicable law and/or exemptive relief issued to the Fund, in addition to such co-investments, the Fund and the Adviser or an affiliated account may, as part of unrelated transactions, invest in either the same or different tiers of a portfolio company’s capital structure or in an affiliate of such portfolio company. To the extent the Fund holds investments in the same portfolio company or in an affiliate thereof that are different (including with respect to their relative seniority) than those held by the Adviser or an affiliated account, the Adviser may be presented with decisions when the interests of the two co-investors are in conflict. If the portfolio company in which the Fund has an equity or debt investment and in which an affiliated account has an equity or debt investment elsewhere in the portfolio company’s capital structure, becomes distressed or defaults on its obligations under the private credit investment, the Adviser may have conflicting loyalties between its duties to the affiliated account, the Fund, certain of its other affiliates and the portfolio company. In that regard, actions may be taken for such affiliated account that are adverse to the

Conflicts of Interest	November 2024

Fund, or actions may or may not be taken by the Fund due to such affiliated account’s investment, which action or failure to act may be adverse to the Fund. In addition, it is possible that in a bankruptcy proceeding, the Fund’s interest may be adversely affected by virtue of such affiliated account’s involvement and actions relating to its investment. Decisions about what action should be taken in a troubled situation, including whether to enforce claims, whether to advocate or initiate restructuring or liquidation inside or outside of bankruptcy and the terms of any work-out or restructuring, raise conflicts of interest. In those circumstances where the Fund and such affiliated accounts hold investments in different classes of a company’s debt or equity, the Adviser or its affiliates may also, to the fullest extent permitted by applicable law, take steps to reduce the potential for adversity between the Fund and such affiliated accounts, including causing the Fund to take certain actions that, in the absence of such conflict, it would not take, such as (A) remaining passive in a restructuring or similar situations (including electing not to vote or voting pro rata with other security-holders), (B) divesting investments or (C) otherwise taking action designed to reduce adversity.

Insurance. The Adviser expects to cause the Fund to purchase and/or bear premiums, fees, costs and expenses (including any expenses or fees of insurance brokers) for insurance to insure the Fund, the Adviser and/or their respective trustees, directors, officers, employees, agents, representatives, and other indemnified parties, against liability in connection with the activities of the Fund. This could include a portion of any premiums, fees, costs and expenses for one or more “umbrella” or other insurance policies maintained by the Adviser or its affiliates that cover one or more Antares funds and/or the Adviser (including their respective trustees, directors, officers, employees, agents, representatives and other indemnified parties). The Adviser will make judgments about the allocation of premiums, fees, costs and expenses for such “umbrella” or other insurance policies among one or more Antares funds and/or the Adviser on a fair and reasonable basis, and may or may not make corrective allocations should it determine subsequently that such corrections are necessary or advisable. There can be no assurance that a different allocation would not result in the Fund bearing less (or more) premiums, fees, costs and expenses for insurance policies.

Potential Litigation and Regulatory Actions Could Materially and Adversely Affect the Adviser. There can be no assurance that the Adviser or its affiliates will avoid potential litigation or regulatory actions under existing laws or laws enacted in the future. If the SEC or any other governmental authority takes issue with the practices of the Adviser or any of its affiliates as they pertain to any of the foregoing, the Adviser and/or any such affiliates will be at risk for regulatory sanction. Even if an investigation or proceeding did not result in a sanction or the sanction imposed against the Adviser and/or such affiliates was small in monetary amount, the adverse publicity relating to the investigation, proceeding or imposition of these sanctions could harm the Fund, the Adviser and/or their respective affiliates’ reputations. There is also a material risk that governmental authorities in the United States, Europe and beyond will continue to adopt new laws or regulations (including tax laws or regulations), or change existing laws or regulations, or enhance the interpretation or enforcement of existing laws and regulations. Any such events or changes could occur during the term of the Fund and could materially and adversely affect the Adviser and its ability to operate and/or pursue its management strategies on behalf of the Fund. Such risks are often difficult or impossible to predict, avoid or mitigate in advance.

Allocation of Expenses. From time to time the Adviser will be required to decide whether certain fees, costs and expenses should be borne by the Fund, on the one hand, or the Adviser on the other hand, and/or whether certain fees, costs and expenses should be allocated between or among the Fund, the Adviser, Antares Parties and/or Other Accounts. Certain expenses could be the obligation of the Fund and could be borne by the Fund, or expenses could be allocated among the Fund and Other Accounts. In some cases, a Client could be obligated to bear an expense but be subject to an expense cap with respect to certain expenses such that some or all of an expense that otherwise would be allocable to such Client would ultimately be borne by the Adviser or an affiliate of the Adviser. In exercising its discretion to allocate investment opportunities and fees and expenses, the Adviser is faced with a variety of potential conflicts of interest. For example, in allocating an investment opportunity among the Fund or Other Accounts with differing fee, expense and compensation structures, the Adviser has an incentive to allocate investment opportunities to the Fund or Other Accounts from which the Adviser or its related persons derives, directly or indirectly, a higher fee, compensation or other benefit. Such allocation determinations are inherently subjective and give rise to conflicts of interest due to the inherent biases in the process.

Service Providers. The Adviser and/or its affiliates and the Fund will generally engage common legal counsel and other advisers in a particular transaction, including a transaction in which there are conflicts of interest. In the event of a significant dispute or divergence of interest between Fund, the Adviser and/or its affiliates, the parties can engage separate counsel in the sole discretion of the Adviser and its affiliates, and in litigation and other circumstances separate representation could be required. Service providers who are, in certain circumstances, shareholders in a Fund or affiliates of such shareholders could also include investment or

Conflicts of Interest	November 2024

commercial bankers, pension consultants and/or other shareholders who provide other services (including mezzanine and/or lending arrangements).

Additionally, the Adviser and the Fund will, from time to time, engage other common service providers. In certain circumstances, the service provider could charge varying rates or engage in different arrangements for services provided to the Adviser and/or the Fund. This should be expected to result in the Adviser receiving a more favorable rate on services provided to it by such a common service provider than those payable by the Fund, or the Adviser receiving a discount on services even though the Fund receives a lesser, or no, discount. This creates a conflict of interest between the Adviser, on the one hand, and the Fund, on the other hand, in determining whether to engage such service providers, including the possibility that the Adviser will favor the engagement or continued engagement of such persons if it receives a benefit from such service providers, such as lower fees, that it would not receive absent the engagement of such service provider by the Fund.

Services required by the Fund (including some services historically provided by the Adviser or its affiliates to the Fund) could, for certain reasons, including efficiency and economic considerations, be outsourced in whole or in part to third parties in the discretion of the Adviser or its affiliates. The Adviser and its affiliates have an incentive to outsource such services at the expense of the Fund to, among other things, leverage the use of Adviser personnel. Such services could include, without limitation, deal sourcing, information technology, license software, depository, data processing, client relations, administration, custodial, accounting, legal and tax support and other similar services. The decision by the Adviser to initially perform a service for the Fund in-house does not preclude a later decision to outsource such services (or any additional services) in whole or in part to a third party service provider in the future. The fees, costs and expenses of any such third party service providers will be borne by the Fund.

The Adviser generally can, in its discretion, recommend to the Fund or to a portfolio company thereof (in response to a solicitation for a recommendation or otherwise) that it contract for services with (i) the Adviser or a related person of the Adviser (including but not limited to a portfolio company of the Fund) or (ii) an entity with which the Adviser or its affiliates or a member of their personnel has a relationship or from which the Adviser or its affiliates or their personnel otherwise derives financial or other benefit. When making such a recommendation, the Adviser, because of its financial or other business interest, has an incentive to recommend the related or other person even if another person is more qualified to provide the applicable services and/or can provide such services at a lesser cost.

Additionally, employees of the Adviser or its affiliates, and/or their family members or relatives, could have ownership, employment, or other interests in such service providers. These relationships that an Adviser or its affiliates have with a service provider can influence the Adviser in determining whether to select or recommend such service provider to perform services for the Fund. The Adviser will have a conflict of interest with the Fund in recommending the retention or continuation of a service provider to the Fund if such recommendation, for example, is motivated by a belief that the service provider will continue to invest in the Fund or will provide the Adviser information about markets and industries in which the Adviser operates or is interested or will provide other services that are beneficial to the Adviser. Although the Adviser selects service providers that it believes will enhance performance (and, in turn, the performance of the Fund), there is a possibility that the Adviser, because of a financial interest, business interest, or other reasons, will favor such retention or continuation even if a better price and/or quality of service could be obtained from another person. While the Adviser often does not have visibility or influence regarding advantageous service rates or arrangements, there will be situations in which the Adviser receives more favorable service rates or arrangements than the Fund.

The Adviser or its affiliates and service providers often charge varying amounts or have different fee arrangements for different types of services provided. For instance, fees for various types of work often depend on the complexity of the matter, the expertise required and the time demands of the service provider. As a result, to the extent the services required by the Adviser or its affiliates differ from those required by the Fund, the Adviser and its affiliates will pay different rates and fees than those paid by the Fund.

In addition, Antares will from time to time enter into arrangements with service providers that provide fee discounts for certain services rendered to the Adviser, its affiliates and/or certain clients and Other Accounts, but not with respect to services rendered to the client. For example, certain law firms retained by the Antares Platform discount their legal fees for non-investment transaction-related legal services provided to the Antares Platform and its personnel, such as legal advice in connection with Antares’ operational, compliance and related matters (including matters pertaining to the Antares Platform’s personnel).

Conflicts of Interest	November 2024

The Adviser or its affiliates will engage certain service providers (including law firms) on behalf of the Fund, and personnel of such service provider could be seconded to the Adviser or its affiliates. In such circumstances, a conflict of interest exists because the Adviser or its affiliates have an incentive to select one service provider over another on the basis that the Adviser or its affiliates receive the benefit of seconded employees from such service provider, particularly where the compensation and expenses for such personnel during the secondment is borne by the service provider and not the Adviser or its affiliates.

At times, obligors or other borrowers within the Antares Platform may acquire or become service providers that the Adviser or another Antares Party engages with or retains for certain business services. The Adviser or any other Antares Party may have an incentive to demonstrate preferential treatment with respect to such obligor or borrower as a result of such relationship, which may present conflicts of interest to the extent that the Adviser or any other Antares Party relies on the business services provided by such obligor or borrower for its operations. The Adviser should be expected to take into account its relationship or the relationships of its affiliates with any such obligor or borrower, which can create the conflicts of interest described above.

The foregoing list of actual and potential conflicts of interest does not purport to be a complete enumeration or explanation of the conflicts involved in an investment in the Fund, but does reflect all material conflicts known to the Fund as of the date of this prospectus. To the extent that prospective investors would benefit from an independent review, such benefit is not available through the Fund’s legal or tax advisers, the Adviser or any other Antares Party. Such prospective investors are encouraged to seek the advice of independent legal counsel in evaluating the risks of an investment in the Fund.

Control Persons and Principal Shareholders	November 2024

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The following table sets forth, as of June 30, 2024, information with respect to the beneficial ownership of our Common Shares by:

●	each person known to us to be expected to beneficially own more than 5% of the outstanding Common Shares;
●	each of our Trustees and each executive officers; and
●	all of our Trustees and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There are no Common Shares subject to options that are currently exercisable or exercisable within 60 days of the offering.

Name and Address	Type of Ownership	Number	Percentage
Interested Trustees
Vivek Mattew	—	—	—
Tyler Lindblad	—	—	—
Independent Trustees(1)
Neil Rudd	—	—	—
Susan Bassett	—	—	—
Walter Jackson	—	—	—
Executive Officers who are not Trustees(1)
Venugopal Rathi	—	—	—
Malvika Gupta	—	—	—
Steve Rubinstein	—	—	—
Andrew Packer	—	—	—
Jim Van Pelt	—	—	—
Other
CPPIB Credit BDC Canada Inc	Beneficial	10,000,000	44.57%
Bryde Investment Limited Partnership	Beneficial	3,000,000	13.37%
GLASfunds SPC acting on behalf – GLASfunds SPC – Antares Private Credit Fund	Record	1,539,800	6.86%
All officers and Trustees as a group (10 persons)		—	—
*	Less than 1%.
(1)	The address for all of the Fund’s officers and Trustees is Antares Private Credit Fund, c/o Antares Capital Credit Advisers LLC, 320 South Canal Street, Ste 4200, Chicago, IL 60606.

Control Persons and Principal Shareholders	November 2024

The following table sets forth the dollar range of equity securities beneficially owned by the Trustees as of November 5, 2024.

	Dollar Range of	Dollar Range of Equity
	Equity Securities in	Securities in the Fund
Name and Address	Fund(1)(2)	Complex(1)(3)(4)
Interested Trustees
Vivek Matthew	—	—
Tyler Lindblad	—	—
Independent Trustees(1)
Neil Rudd	—	—
Susan Bassett	—	—
Walter Jackson	—	—
(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equities securities expected to be beneficially owned by our Trustees is based on the initial public offering price of $25.00 per share.
(3)	The dollar range of equity securities beneficially owned are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 or over $100,000.
(4)	For purposes of this prospectus, the term “Fund Complex” is defined to include the Fund and Antares Strategic Credit Fund, another BDC managed by the Adviser.

Distributions	November 2024

DISTRIBUTIONS

We expect to pay regular monthly distributions. Any distributions we make will be at the discretion of our Board, considering factors such as our earnings, cash flow, capital needs and general financial condition and the requirements of Delaware law. As a result, our distribution rates and payment frequency may vary from time to time.

Our Board’s discretion as to the payment of distributions will be directed, in substantial part, by its determination to cause us to comply with the RIC requirements. To maintain our treatment as a RIC, we generally are required to make aggregate annual distributions to our shareholders of at least 90% of investment company taxable income. See “Description of Our Common Shares” and “Certain U.S. Federal Income Tax Considerations.”

The per share amount of distributions on Class S, Class D and Class I shares generally differ because of different class-specific shareholder servicing and/or distribution fees that are deducted from the gross distributions for each share class. Specifically, distributions on Class S shares will be lower than Class D shares and Class I shares and distributions on Class D shares will be lower than Class I shares because we are required to pay higher ongoing shareholder servicing and/or distribution fees with respect to the Class S shares (compared to Class D shares and Class I shares), and we are required to pay higher ongoing shareholder servicing fees with respect to Class D shares (compared to Class I shares).

There is no assurance we will pay distributions in any particular amount, if at all. We may fund any distributions from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings or return of capital, and we have no limits on the amounts we may pay from such sources. The use of borrowings to pay distributions is subject to the limitations in Section 5.4(f) of the Declaration of Trust and Section VI.K. of the Omnibus Guidelines. The extent to which we pay distributions from sources other than cash flow from operations will depend on various factors, including the level of participation in our distribution reinvestment plan, how quickly we invest the proceeds from this and any future offering and the performance of our investments. Funding distributions from the sales of assets, borrowings, return of capital or proceeds of this offering will result in us having less funds available to acquire investments. As a result, the return you realize on your investment may be reduced. Doing so may also negatively impact our ability to generate cash flows. Likewise, funding distributions from the sale of additional securities will dilute your interest in us on a percentage basis and may impact the value of your investment especially if we sell these securities at prices less than the price you paid for your Common Shares. We believe the likelihood that we pay distributions from sources other than cash flow from operations will be higher in the early stages of the offering.

From time to time, we may also pay special distributions in the form of cash or Common Shares at the discretion of our Board.

We have not established limits on the amount of funds we may use from any available sources to make distributions. There can be no assurance that we will achieve the performance necessary to sustain our distributions or that we will be able to pay distributions at a specific rate or at all. The Adviser and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods. See “Advisory Agreement and Administration Agreement.”

Consistent with the Code, shareholders will be notified of the source of our distributions. Our distributions may exceed our earnings and profits, especially during the period before we have substantially invested the proceeds from this offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. The tax basis of shares must be reduced by the amount of any return of capital distributions, which will result in an increase in the amount of any taxable gain (or a reduction in any deductible loss) on the sale of shares.

From time to time, we expect substantial portions of our distributions may be funded indirectly through the reimbursement of certain expenses by the Adviser and its affiliates, including through the waiver of certain investment advisory fees by the Adviser, that are subject to conditional reimbursement by us within three years. Any such distributions funded through expense reimbursements or waivers of advisory fees are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or the Adviser or its affiliates continues to advance such expenses or waive such fees. Our future reimbursement of amounts advanced or waived by the Adviser and its affiliates will reduce the distributions that you would otherwise

Distributions	November 2024

receive in the future. Other than as set forth in this prospectus, the Adviser and its affiliates have no obligation to advance expenses or waive advisory fees.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under the Code. To obtain and maintain RIC tax treatment, we must distribute at least 90% of our investment company taxable income (net ordinary taxable income and net short-term capital gains in excess of net long-term capital losses), if any, to our shareholders. A RIC may satisfy the 90% distribution requirement by actually distributing dividends (other than capital gain dividends) during the taxable year. In addition, a RIC may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillback dividend” provisions of Subchapter M of the Code. If a RIC makes a spillback dividend, the amounts will be included in a shareholder’s gross income for the year in which the spillback dividend is paid.

We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions. See “Certain U.S. Federal Income Tax Considerations.”

If we issue senior securities, we may be prohibited from making distributions if doing so causes us to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

We have adopted a distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional Common Shares. See “Distribution Reinvestment Plan.”

Description of Our Common Shares	November 2024

DESCRIPTION OF OUR COMMON SHARES

The following description is based on relevant portions of Delaware law and on our Declaration of Trust and Bylaws. This summary is not necessarily complete, and we refer you to Delaware law, our Declaration of Trust and our Bylaws for a more detailed description of the provisions summarized below.

General

Under the terms of our Declaration of Trust, we are authorized to issue an unlimited number of Common Shares of any class, par value $0.01 per share, of which 22,434,200 shares were outstanding as of November 5, 2024, and an unlimited number of shares of preferred shares, par value $0.01 per share. The Declaration of Trust provides that the Board may classify or reclassify any unissued Common Shares into one or more classes or series of Common Shares or preferred shares by setting or changing the preferences, conversion or other rights, voting powers, restrictions, or limitations as to dividends, qualifications, or terms or conditions of redemption of the shares. There is currently no market for our Common Shares, and we can offer no assurances that a market for our Common Shares will develop in the future. We do not intend for the Common Shares offered under this prospectus to be listed on any national securities exchange. There are no outstanding options or warrants to purchase our Common Shares. No Common Shares have been authorized for issuance under any equity compensation plans. Under the terms of our Declaration of Trust, shareholders shall be entitled to the same limited liability extended to shareholders of private Delaware for profit corporations formed under the Delaware General Corporation Law, 8 Del. C. § 100, et. seq. Our Declaration of Trust provides that no shareholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to us by reason of being a shareholder, nor shall any shareholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any person in connection with the Fund’s assets or the affairs of the Fund by reason of being a shareholder.

None of our Common Shares are subject to further calls or to assessments, sinking fund provisions, obligations of the Fund or potential liabilities associated with ownership of the security (not including investment risks). In addition, except as may be provided by the Board in setting the terms of any class or series of Common Shares or as provided in connection with a roll-up transaction pursuant to the Declaration of Trust, no shareholder shall be entitled to exercise appraisal rights in connection with any transaction.

Outstanding Securities

Amount
Held by
		Fund for	Amount
	Amount	its	Outstanding as of
Title of Class	Authorized	Account	November 5, 2024
Class S	Unlimited	—	—
Class D	Unlimited	—	—
Class I	Unlimited	—	22,434,200

Common Shares

Under the terms of our Declaration of Trust, all Common Shares will have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Dividends and distributions may be paid to the holders of our Common Shares if, as and when authorized by our Board and declared by us out of funds legally available therefore. Except as may be provided by our Board in setting the terms of classified or reclassified shares or as provided in connection with a roll-up transaction pursuant to the Declaration of Trust, our Common Shares will have no preemptive, exchange, conversion, appraisal or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract and except that, in order to avoid the possibility that our assets could be treated as “plan assets,” we may require any person proposing to acquire Common Shares to furnish such information as may be necessary to determine whether such person is a benefit plan investor or a controlling person, restrict or prohibit transfers of such shares or redeem any outstanding shares for such price and on such other terms and conditions as may be determined by or at the direction of the Board. In the event of our liquidation, dissolution or winding up, each share of our Common Shares would be entitled to share pro rata in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred

Description of Our Common Shares	November 2024

shares, if any preferred shares are outstanding at such time. Subject to the rights of holders of any other class or series of shares, each share of our Common Shares will be entitled to one vote on all matters submitted to a vote of shareholders, including the election of Trustees. Except as may be provided by the Board in setting the terms of classified or reclassified shares, and subject to the express terms of any class or series of preferred shares, the holders of our Common Shares will possess exclusive voting power. There will be no cumulative voting in the election of Trustees. Subject to the special rights of the holders of any class or series of preferred shares to elect Trustees, each Trustee will be elected by a majority of the votes cast with respect to such Trustee’s election; provided that, Trustees shall be elected by a plurality of the votes cast at any such meeting if (i) the Fund’s secretary receives notice that a shareholder has nominated an individual for election as a Trustee in compliance with the requirements of advance notice of shareholder nominees for Trustee set forth in the Bylaws and (ii) such nomination has not been withdrawn by such shareholder on or before the close of business on the tenth (10th) day before the date of filing of the definitive proxy statement of the Fund with the SEC and, as a result of which, the number of nominees is greater than the number of Trustees to be elected at the meeting. Pursuant to our Declaration of Trust, our Board may amend the Bylaws to alter the vote required to elect Trustees.

Class S Shares

No upfront selling commissions are paid for sales of any Class S shares; however, if you purchase Class S shares from certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that they limit such charges to a 3.5% cap on NAV for Class S shares. Class S shares are subject to a minimum initial investment of $2,500. All subsequent purchases of Class S shares, except for those made under our distribution reinvestment plan, are subject to a minimum investment size of $500 per transaction. The Distributor can waive the initial or subsequent minimum investment at its discretion.

We pay the Distributor selling commissions over time as a shareholder servicing and/or distribution fee with respect to our outstanding Class S shares equal to 0.85% per annum of the aggregate NAV of our outstanding Class S shares, including any Class S shares issued pursuant to our distribution reinvestment plan. The shareholder servicing and/or distribution fees are paid monthly in arrears. The Distributor reallows (pays) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services.

Class D Shares

No upfront selling commissions are paid for sales of any Class D shares; however, if you purchase Class D shares from certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that they limit such charges to a 2.0% cap on NAV for Class D shares. Class D shares are subject to a minimum initial investment of $2,500. All subsequent purchases of Class D shares, except for those made under our distribution reinvestment plan, are subject to a minimum investment size of $500 per transaction. The Distributor can waive the initial or subsequent minimum investment at its discretion.

We pay the Distributor selling commissions over time as a shareholder servicing fee with respect to our outstanding Class D shares equal to 0.25% per annum of the aggregate NAV of all our outstanding Class D shares, including any Class D shares issued pursuant to our distribution reinvestment plan. The shareholder servicing fees are paid monthly in arrears. The Distributor reallows (pays) all or a portion of the shareholder servicing fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing fees to the extent a broker is not eligible to receive it for failure to provide such services.

Class D shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, sponsored by participating brokers or other intermediaries that provide access to Class D shares, (2) through participating brokers that have alternative fee arrangements with their clients to provide access to Class D shares, (3) through transaction/ brokerage platforms at participating brokers, (4) through certain registered investment advisers, (5) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (6) by other categories of investors that we name in an amendment or supplement to this prospectus.

Description of Our Common Shares	November 2024

Class I Shares

No upfront selling commissions are paid for sales of any Class I shares; however, if you purchase Class I shares from certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that they limit such charges to a 2.0% cap on NAV for Class I shares. Class I shares are subject to a minimum initial investment of $1,000,000, which is waived or reduced by the Distributor to $10,000 or less for certain investors as described below under “Plan of Distribution.” All subsequent purchases of Class I shares, except for those made under our distribution reinvestment plan, are subject to a minimum investment size of $500 per transaction. The Distributor can waive the initial or subsequent minimum investment at its discretion.

No shareholder servicing and/or distribution fees are paid for sales of any Class I shares.

Class I shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, sponsored by participating brokers or other intermediaries that provide access to Class I shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating brokers that have alternative fee arrangements with their clients to provide access to Class I shares, (4) through transaction/ brokerage platforms at participating brokers, (5) by our executive officers and Trustees and their immediate family members, as well as officers and employees of the Adviser or other affiliates and their immediate family members, and, if approved by our Board, joint venture partners, consultants and other service providers, or (6) by other categories of investors that we name in an amendment or supplement to this prospectus. In certain cases, where a holder of Class S or Class D shares exits a relationship with a participating broker for this offering and does not enter into a new relationship with a participating broker for this offering, such holder’s shares may be exchanged into an equivalent NAV amount of Class I shares. We may also offer Class I shares to certain feeder vehicles primarily created to hold our Class I shares, which in turn offer interests in themselves to investors; we expect to conduct such offerings pursuant to exceptions to registration under the Securities Act and not as a part of this offering. Such feeder vehicles may have additional costs and expenses, which would be disclosed in connection with the offering of their interests. We may also offer Class I shares to other investment vehicles.

Other Terms of Common Shares

We will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering. In addition, as required by exemptive relief that, if granted, will allow us to offer multiple classes of Common Shares, at the end of the month in which the Distributor in conjunction with the Transfer Agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to any single share held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such share (or a lower limit as determined by the Distributor or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fee on either (i) each such share that would exceed such limit or (ii) all Class S shares and Class D shares in such shareholder’s account. We may modify this requirement if permitted by applicable exemptive relief. At the end of such month, the applicable Class S shares or Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S or Class D shares. In addition, immediately before any liquidation, dissolution or winding up, each Class S share and Class D share will automatically convert into a number of Class I shares (including any fractional shares) with an equivalent NAV as such share.

Preferred Shares

This offering does not include an offering of preferred shares. However, under the terms of the Declaration of Trust, the Board may authorize us to issue preferred shares in one or more classes or series without shareholder approval, to the extent permitted by the 1940 Act. The Board has the power to fix the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series of preferred shares. The Fund does not currently anticipate issuing preferred shares in the near future. In the event it issues preferred shares, the

Description of Our Common Shares	November 2024

Fund will make any required disclosure to shareholders. We will not offer preferred shares to the Adviser or our affiliates except on the same terms as offered to all other shareholders.

Preferred shares could be issued with terms that would adversely affect the shareholders, provided that the Fund may not issue any preferred shares that would limit or subordinate the voting rights of holders of our Common Shares. Preferred shares could also be used as an anti-takeover device through the issuance of shares of a class or series of preferred shares with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control. Every issuance of preferred shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that: (1) immediately after issuance and before any dividend or other distribution is made with respect to common shares and before any purchase of common shares is made, such preferred shares together with all other senior securities must not exceed an amount equal to 50% of the Fund’s total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of preferred shares, if any are issued, must be entitled as a class voting separately to elect two Trustees at all times and to elect a majority of the Trustees if distributions on such preferred shares are in arrears by two full years or more. Certain matters under the 1940 Act require the affirmative vote of the holders of at least a majority of the outstanding shares of preferred shares (as determined in accordance with the 1940 Act) voting together as a separate class. For example, the vote of such holders of preferred shares would be required to approve a proposal involving a plan of reorganization adversely affecting such securities.

The issuance of any preferred shares must be approved by a majority of the Independent Trustees not otherwise interested in the transaction.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

Delaware law permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. Our Declaration of Trust provides that our Trustees will not be liable to us or our shareholders for monetary damages for breach of fiduciary duty as a trustee to the fullest extent permitted by Delaware law. Our Declaration of Trust provides for the indemnification of any person to the full extent permitted, and in the manner provided, by Delaware law. In accordance with the 1940 Act, we will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Pursuant to our Declaration of Trust and subject to certain exceptions described therein, we will indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Trustee or officer of the Fund and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (ii) any individual who, while a Trustee or officer of the Fund and at the request of the Fund, serves or has served as a trustee, officer, partner or trustee of any corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity (each such person, an “Indemnitee”), in each case to the fullest extent permitted by Delaware law. Notwithstanding the foregoing, we will not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the Indemnitee, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee, or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which securities were offered or sold as to indemnification for violations of securities laws.

We will not indemnify an Indemnitee against any liability or loss suffered by such Indemnitee unless (i) the Indemnitee determines in good faith that the course of conduct that caused the loss or liability was in the best interests of the Fund, (ii) the Indemnitee was acting on behalf of or performing services for the Fund, (iii) such liability or loss was not the result of (A) negligence or misconduct, in the case that the party seeking indemnification is a Trustee (other than an Independent Trustee), officer, employee, sponsor, controlling person or agent of the Fund, or our Adviser and its controlling person, in each case, as determined by a court of competent jurisdiction in a final, non-appealable order, or (B) gross negligence or willful misconduct, in the case that the party

Description of Our Common Shares	November 2024

seeking indemnification is an Independent Trustee, and (iv) such indemnification or agreement to hold harmless is recoverable only out of the net assets of the Fund and not from the shareholders.

In addition, the Declaration of Trust permits the Fund to advance reasonable expenses to an Indemnitee or an affiliate of the Adviser who is not otherwise an Indemnitee, and we will do so in advance of final disposition of a proceeding if (i) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Fund, (ii) the Indemnitee or the affiliate of the Adviser, as applicable, provides the Fund with written affirmation of such person’s good faith belief that the person has met the standard of conduct necessary for indemnification by the Fund as authorized by the Declaration of Trust, (iii) the legal proceeding was initiated by a third party who is not a shareholder or, if by a shareholder of the Fund acting in his or her capacity as such, a court of competent jurisdiction approves such advancement, and (iv) the Indemnitee or the affiliate of the Adviser, as applicable, provides the Fund with a written agreement to repay the amount paid or reimbursed by the Fund, together with the applicable legal rate of interest thereon, if it is ultimately determined by final, non-appealable decision of a court of competent jurisdiction, that the Indemnitee is not entitled to indemnification.

Delaware Law and Certain Declaration of Trust Provisions

Organization and Duration

We were formed in Delaware on May 1, 2023, and will remain in existence until dissolved in accordance with our Declaration of Trust or pursuant to Delaware law.

Purpose

Under the Declaration of Trust, we are permitted to engage in any business activity that lawfully may be conducted by a statutory trust organized under Delaware law and, in connection therewith, to exercise all of the rights and powers conferred upon us pursuant to the agreements relating to such business activity.

Our Declaration of Trust contains provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. Our Board may, without shareholder action, authorize the issuance of shares in one or more classes or series, including preferred shares; our Board may, without shareholder action, amend our Declaration of Trust to increase the number of our Common Shares, of any class or series, that we will have authority to issue; and our Declaration of Trust provides that, while we do not intend to list our shares on any securities exchange, if any class of our shares is listed on a national securities exchange, our Board will be divided into three classes of Trustees serving staggered terms of three years each. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Sales and Leases to the Fund

Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, except as otherwise permitted under the 1940 Act, we may not purchase or lease assets in which the Adviser or any of its affiliates have an interest unless all of the following conditions are met: (a) the transaction occurred at the formation of the Fund and is fully disclosed to the shareholders in a prospectus or in a periodic report; and (b) the assets are sold or leased upon terms that are reasonable to us and at a price not to exceed the lesser of cost or fair market value as determined by an independent expert. However, the Adviser may purchase assets in its own name (and assume loans in connection) and temporarily hold title, for the purposes of facilitating the acquisition of the assets, the borrowing of money, obtaining financing for us, or the completion of construction of the assets, so long as all of the following conditions are met: (i) the assets are purchased by us at a price no greater than the cost of the assets to the Adviser; (ii) all income generated by, and the expenses associated with, the assets so acquired will be treated as belonging to us; and (iii) there are no other benefits arising out of such transaction to the Adviser apart from compensation otherwise permitted by the Omnibus Guidelines, as adopted by the NASAA.

Description of Our Common Shares	November 2024

Sales and Leases to our Adviser, Trustees or Affiliates

Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, we may not sell assets to the Adviser or any of its affiliates unless such sale is approved by the holders of a majority of our outstanding Common Shares. Unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC or other applicable law, our Declaration of Trust also provides that we may not lease assets to the Adviser or any affiliate thereof unless all of the following conditions are met: (a) the transaction occurred at the formation of the Fund and is fully disclosed to the shareholders in a prospectus or in a periodic report; and (b) the terms of the transaction are fair and reasonable to us.

Loans

Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, except for the advancement of indemnification funds, no loans, credit facilities, credit agreements or otherwise may be made by us to the Adviser or any of its affiliates.

Commissions on Financing, Refinancing or Reinvestment

Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, we generally may not pay, directly or indirectly, a commission or fee to the Adviser or any of its affiliates in connection with the reinvestment of cash available for distribution, available reserves, or the proceeds of the resale, exchange or refinancing of assets.

Lending Practices

Our Declaration of Trust provides that, with respect to financing made available to us by the Adviser, the Adviser may not receive interest in excess of the lesser of the Adviser’s cost of funds or the amounts that would be charged by unrelated lending institutions on comparable loans for the same purpose. The Adviser may not impose a prepayment charge or penalty in connection with such financing and the Adviser may not receive points or other financing charges. In addition, the Adviser will be prohibited from providing financing to us with a term in excess of 12 months.

Number of Trustees; Vacancies; Removal

Our Declaration of Trust provides that the number of Trustees will be set by our Board in accordance with our Bylaws. Our Bylaws provide that a majority of our entire Board may at any time increase or decrease the number of Trustees. Our Declaration of Trust provides that the number of Trustees generally may not be less than three. Except as otherwise required by applicable requirements of the 1940 Act and as may be provided by our Board in setting the terms of any class or series of preferred shares, pursuant to an election under our Declaration of Trust, any and all vacancies on our Board may be filled only by the affirmative vote of a majority of the remaining Trustees in office, even if the remaining Trustees do not constitute a quorum, and any Trustee elected to fill a vacancy will serve for the remainder of the full term of the Trustee for whom the vacancy occurred and until a successor is elected and qualified, subject to any applicable requirements of the 1940 Act. Independent Trustees will nominate replacements for any vacancies among the Independent Trustees’ positions.

Our Declaration of Trust provides that a Trustee may be removed without cause upon the vote of a majority of then-outstanding shares.

We have a total of five members of our Board, three of whom are Independent Trustees. Our Declaration of Trust provides that a majority of our Board must be Independent Trustees except for a period of up to 60 days after the death, removal or resignation of an Independent Trustee pending the election of his or her successor. Each Trustee shall serve an initial term that shall expire at the annual meeting of shareholders held in 2026, and following such initial term, at the annual meeting of shareholders held each third year thereafter. In all cases as to each Trustee, such term shall extend until his or her successor shall be elected by the shareholders and shall qualify or until his or her earlier resignation, removal from office, death or incapacity. Each Trustee may be reelected to an unlimited number of succeeding terms. While we do not intend to list our shares on any securities exchange, if any

Description of Our Common Shares	November 2024

class of our shares is listed on a national securities exchange, our Board will be divided into three classes of Trustees serving staggered terms of three years each.

Action by Shareholders

Our Bylaws provide that shareholder action can be taken at an annual meeting or at a special meeting of shareholders or by unanimous written consent in lieu of a meeting. The shareholders will only have voting rights as required by the 1940 Act or as otherwise provided for in the Declaration of Trust. Under our Declaration of Trust and Bylaws, the Fund is required to hold a meeting of shareholders at least annually to consider such matters as may appropriately come before such meeting and to elect Trustees whose term is set to expire. Special meetings may be called by the Trustees and certain of our officers, and will be limited to the purposes for any such special meeting set forth in the notice thereof. In addition, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by the secretary of the Fund upon the written request of shareholders entitled to cast not less than 10% of all votes entitled to be cast at such meeting. Any special meeting called by such shareholders is required to be held not less than 15 nor more than 60 days after the secretary gives notice for such special meeting. These provisions will have the effect of significantly reducing the ability of shareholders being able to have proposals considered at a meeting of shareholders.

With respect to special meetings of shareholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the Board or (3) provided that the Board has determined that Trustees will be elected at the meeting, by any shareholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Our Declaration of Trust provides that the following actions may be taken by the shareholders, without concurrence by our Board or the Adviser, upon a vote by the holders of more than 50% of the outstanding shares entitled to vote to:

●	modify the Declaration of Trust;
●	remove the Adviser or appoint a new investment adviser;
●	dissolve the Fund; or
●	sell all or substantially all of our assets other than in the ordinary course of business.

The purpose of requiring shareholders to give us advance notice of nominations and other business is to afford our Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board, to inform shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although our Declaration of Trust does not give our Board any power to disapprove shareholder nominations for the election of Trustees or proposals recommending certain action, they may have the effect of precluding a contest for the election of Trustees or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of trustees or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our shareholders.

Our Adviser may not, without the approval of a vote by the holders of more than 50% of the outstanding shares entitled to vote on such matters:

●	modify the Declaration of Trust except for amendments which do not adversely affect the rights of shareholders;
●	amend the investment advisory agreement except for amendments that would not adversely affect the rights of our shareholders;

Description of Our Common Shares	November 2024

●	except as otherwise permitted under the Advisory Agreement, voluntarily withdraw as our investment adviser unless such withdrawal would not affect our tax status and would not materially adversely affect our shareholders;
●	appoint a new investment adviser (other than a sub-adviser pursuant to the terms of the Advisory Agreement and applicable law);
●	sell all or substantially all of our assets other than in the ordinary course of business or as otherwise permitted by law; or
●	cause the merger or other reorganization of the Fund.

Amendment of the Declaration of Trust and Bylaws

Our Declaration of Trust provides that shareholders are entitled to vote upon a proposed amendment to the Declaration of Trust if the amendment would alter the terms of contract rights of the shares held by such shareholders so as to affect them adversely. Approval of any such amendment or addition must be approved by the holders of more than 50% of the outstanding shares of the Fund entitled to vote on the matter. In addition, amendments to our Declaration of Trust to make our Common Shares a “redeemable security” or to convert the Fund, whether by merger or otherwise, from a closed-end company to an open-end company each must be approved by the affirmative vote of shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter.

Our Declaration of Trust provides that our Board has the exclusive power to adopt, alter or repeal any provision of our Bylaws and to make new Bylaws. Except as described in the paragraph above, our Declaration of Trust provides that our Board may amend our Declaration of Trust without any vote of our shareholders.

Construction and Governing Law

Our Declaration of Trust provides that the Declaration of Trust and the Bylaws, and the rights and obligations of the Trustees and common shareholders, shall be governed by and construed and enforced in accordance with the Delaware Statutory Trust Act and the laws of the State of Delaware. Under the terms of our Declaration of Trust, to the fullest extent permitted by law, our common shareholders and the Board of the Fund will be deemed to have waived any non-mandatory rights of beneficial owners or trustees under the Delaware Statutory Trust Act or general trust law, and the Fund, our common shareholders, and the Trustees (including the Delaware Trustee) shall not be subject to any applicable provisions of law pertaining to trusts that, in a manner inconsistent with the express terms of our Declaration of Trust or Bylaws, relate to or regulate (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust,(iii) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (iv) fees or other sums payable to trustees, officers, agents or employees of a trust, (v) the allocation of receipts and expenditures to income or principal, (vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding or investing trust assets, or (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers of trustees, which are inconsistent with the limitations or liabilities or authorities and powers of Trustees as set forth or referenced in our Declaration of Trust.

Determinations by Our Board

Our Declaration of Trust contains a provision that codifies the authority of our Board to manage our business and affairs. This provision enumerates certain matters and states that the determination as to any such enumerated matters made by or pursuant to the direction of our Board (consistent with our Declaration of Trust) is final and conclusive and binding upon us and our shareholders. This provision does not alter the duties our Board owes to us or our shareholders pursuant to our Declaration of Trust and under Delaware law. Further, it would not restrict the ability of a shareholder to challenge an action by our Board which was taken in a manner that is inconsistent with our Declaration of Trust or the Board’s duties under Delaware law or which did not comply with the requirements of the provision.

Description of Our Common Shares	November 2024

Actions by the Board Related to Merger, Conversion, Reorganization or Dissolution

The Fund will not permit our investment adviser or our Board to cause the merger or other reorganization of the Fund without the affirmative vote by the holders of more than 50% of the outstanding shares of the Fund entitled to vote on the matter. The Fund may be dissolved at any time, without the approval of the holders of our outstanding Common Shares, unless such shareholder approval is required in connection with the sale of all or substantially all of our assets. In such case, the Fund may be dissolved upon the affirmative vote by the holders of more than fifty percent (50%) of the outstanding Common Shares.

Derivative Actions

No person, other than a Trustee, who is not a shareholder shall be entitled to bring any derivative action, suit or other proceeding on behalf of the Fund. Any shareholder may maintain a derivative action on behalf of the Fund.

In addition to the requirements set forth in Section 3816 of the Delaware Statutory Trust Statute, a shareholder may bring a derivative action on behalf of the Fund only if the following conditions are met: (i) a demand on the Board shall only be deemed not likely to succeed and therefore excused if a majority of the Board, or a majority of any committee established to consider the merits of such action, is composed of Board who are not “Independent Trustees” (as that term is defined in the Delaware Statutory Trust Statute); and (ii) unless a demand is not required under clause (i) above, the Board must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim; and the Board shall be entitled to retain counsel or other advisors in considering the merits of the request. For purposes of this paragraph, the Board may designate a committee of one or more Trustees to consider a shareholder demand.

Exclusive Delaware Jurisdiction

Each Trustee, each officer, each shareholder and each person beneficially owning an interest in a share of the Fund (whether through a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing or otherwise), to the fullest extent permitted by law, including Section 3804(e) of the Delaware Statutory Trust Statute, (i) irrevocably agrees that any claims, suits, actions or proceedings arising out of or relating in any way to the Fund or its business and affairs, the Delaware Statutory Trust Act, the Declaration of Trust or the Bylaws or asserting a claim governed by the internal affairs (or similar) doctrine or arising out of or relating in any way to the Fund, the Delaware Statutory Trust Statute or the Declaration of Trust (including, without limitation, any claims, suits, actions or proceedings to interpret, apply or enforce (A) the provisions of the Declaration of Trust or the Bylaws, or (B) the duties (including fiduciary duties), obligations or liabilities of the Fund to the shareholders or the Board, or of officers or the Board to the Fund, to the shareholders or each other, or (C) the rights or powers of, or restrictions on, the Fund, the officers, the Board or the shareholders, or (D) any provision of the Delaware Statutory Trust Statute or other laws of the State of Delaware pertaining to trusts made applicable to the Fund pursuant to Section 3809 of the Delaware Statutory Trust Statute, or (E) any other instrument, document, agreement or certificate contemplated by any provision of the Delaware Statutory Trust Statute, the Declaration of Trust or the Bylaws relating in any way to the Fund (regardless, in every case, of whether such claims, suits, actions or proceedings (x) sound in contract, tort, fraud or otherwise, (y) are based on common law, statutory, equitable, legal or other grounds, or (z) are derivative or direct claims)), shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction, (ii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such claim, suit, action or proceeding, (iii) irrevocably agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum or (C) the venue of such claim, suit, action or proceeding is improper, (iv) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service shall constitute good and sufficient service of process and notice thereof; provided, nothing in clause (iv) hereof shall affect or limit any right to serve process in any other manner permitted by law and (v) irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding. In the event that any claim, suit, action or proceeding is commenced outside of the Court of Chancery of the State of Delaware in contravention of the foregoing, all reasonable and documented out of pocket fees, costs and expenses, including reasonable attorneys’ fees and court costs, incurred by the prevailing party in such claim, suit, action or proceeding shall be reimbursed by the non-prevailing party. Nothing disclosed in the foregoing will apply to any claims, suits, actions or proceedings asserting a claim brought under federal or state securities laws.

Description of Our Common Shares	November 2024

Restrictions on Roll-Up Transactions

In connection with a proposed “roll-up transaction,” which, in general terms, is any transaction involving the acquisition, merger, conversion or consolidation, directly or indirectly, of us and the issuance of securities of an entity that would be created or would survive after the successful completion of the roll-up transaction, we will obtain an appraisal of all of our properties from an independent expert. In order to qualify as an independent expert for this purpose, the person or entity must have no material current or prior business or personal relationship with us and must be engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by us, who is qualified to perform such work. Our assets will be appraised on a consistent basis, and the appraisal will be based on the evaluation of all relevant information and will indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up transaction. The appraisal will assume an orderly liquidation of our assets over a 12-month period. The terms of the engagement of such independent expert will clearly state that the engagement is for our benefit and the benefit of our shareholders. We will include a summary of the appraisal, indicating all material assumptions underlying the appraisal, in a report to the shareholders in connection with the proposed roll-up transaction. If the appraisal will be included in a prospectus used to offer the securities of the roll-up entity, the appraisal will be filed with the SEC and the states as an exhibit to the registration statement for the offering.

In connection with a proposed roll-up transaction, the person sponsoring the roll-up transaction must offer to the shareholders who vote against the proposal a choice of:

●	accepting the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction offered in the proposed roll-up transaction; or
●	one of the following:
●	remaining as shareholders and preserving their interests in us on the same terms and conditions as existed previously; or
●	receiving cash in an amount equal to their pro rata share of the appraised value of our net assets.

We are prohibited from participating in any proposed roll-up transaction:

●	which would result in shareholders having voting rights in the entity that would be created or would survive after the successful completion of the roll-up transaction that are less than shareholder rights and other voting rights provided in the Declaration of Trust, including rights with respect to the election and removal of Trustees, annual and special meetings, amendments to the Declaration of Trust and our dissolution;
●	which includes provisions that would operate as a material impediment to, or frustration of, the accumulation of Common Shares by any purchaser of the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction, except to the minimum extent necessary to preserve the tax status of such entity, or which would limit the ability of an investor to exercise the voting rights of its securities of the entity that would be created or would survive after the successful completion of the roll-up transaction on the basis of the number of shares held by that investor;
●	in which shareholders’ rights to access to records of the entity that would be created or would survive after the successful completion of the roll-up transaction will be less than those provided in the Declaration of Trust; or
●	in which we would bear any of the costs of the roll-up transaction if the shareholders reject the roll-up transaction.

Description of Our Common Shares	November 2024

Access to Records

Any shareholder will be permitted access to all of our records to which they are entitled under applicable law at all reasonable times and may inspect and copy any of them for a reasonable copying charge. Inspection of our records by the office or agency administering the securities laws of a jurisdiction will be provided upon reasonable notice and during normal business hours. An alphabetical list of the names, addresses and business telephone numbers of our shareholders, along with the number of Common Shares held by each of them, will be maintained as part of our books and records and will be available for inspection by any shareholder or the shareholder’s designated agent at our office. The shareholder list will be updated at least quarterly to reflect changes in the information contained therein. A copy of the list will be mailed to any shareholder who requests the list within ten days of the request. A shareholder may request a copy of the shareholder list for any proper and legitimate purpose, including, without limitation, in connection with matters relating to voting rights and the exercise of shareholder rights under federal proxy laws. A shareholder requesting a list will be required to pay reasonable costs of postage and duplication. Such copy of the shareholder list shall be printed in alphabetical order, on white paper, and in readily readable type size (no smaller than 10 point font).

A shareholder may also request access to any other corporate records. If a proper request for the shareholder list or any other corporate records is not honored, then the requesting shareholder will be entitled to recover certain costs incurred in compelling the production of the list or other requested corporate records as well as actual damages suffered by reason of the refusal or failure to produce the list. However, a shareholder will not have the right to, and we may require a requesting shareholder to represent that it will not, secure the shareholder list or other information for the purpose of selling or using the list for a commercial purpose not related to the requesting shareholder’s interest in our affairs. We may also require that such shareholder sign a confidentiality agreement in connection with the request.

Reports to Shareholders

Within 60 days after each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all shareholders of record. In addition, we will distribute our annual report on Form 10-K to all shareholders within 120 days after the end of each calendar year, which must contain, among other things, a breakdown of the expenses reimbursed by us to the Adviser. These reports will also be available on our website at www.antaresbdc.com and on the SEC’s website at www.sec.gov.

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual reports and other information, or documents, electronically by so indicating on your subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically. If you invest in our Common Shares through a financial advisor or a financial intermediary, such as a broker-dealer, and such advisor or intermediary delivers all or a portion of the reports above, any election with respect to delivery you have made with such financial advisor or intermediary will govern how you receive such reports.

Conflict with the 1940 Act

Our Declaration of Trust provide that, if and to the extent that any provision of Delaware law, or any provision of our Declaration of Trust or Bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Determination of Net Asset Value	November 2024

DETERMINATION OF NET ASSET VALUE

We expect to determine our NAV for each class of Common Shares each month as of the last day of each calendar month. The NAV per share for each class of Common Shares is determined by dividing the value of total assets attributable to the class minus the carrying value of liabilities attributable to the class by the total number of Common Shares outstanding of the class at the date as of which the determination is made.

We are required to report investments for which current market values are not readily available at fair value. We conduct the valuation of our investments, upon which our NAV is based, at all times consistent with GAAP and the 1940 Act. We value our investments in accordance with ASC 820, which defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the applicable measurement date. ASC 820 prioritizes the use of observable market prices or values derived from such prices over entity-specific inputs. Due to the inherent uncertainties of valuation, certain estimated fair values may differ significantly from the values that would have been realized had a ready market for these investments existed, and these differences could be material.

Investments for which market quotations are readily available will typically be valued using mid-market pricing (i.e., mid-point of average bid and ask prices). The Adviser obtains these market quotations from independent pricing services, if available; otherwise from at least two principal market makers or primary market dealers. To assess the continuing appropriateness of pricing sources and methodologies, the Adviser performs, from time to time, price verification procedures and issues challenges as necessary to independent pricing services or brokers, and any differences are reviewed in accordance with the valuation procedures. The Adviser does not adjust the prices unless it has a reason to believe market quotations are not reflective of the fair value of an investment. ASC 820 specifies a fair value hierarchy that prioritizes and ranks the level of observability of inputs used in determination of fair value. In accordance with ASC 820, these levels are summarized below:

Level 1 – quoted prices (unadjusted) in active markets for identical assets or liabilities that the Adviser has the ability to access at the measurement date.

Level 2 – inputs other than quoted prices included in Level 1 that are observable for the assets or liabilities, either directly or indirectly. Level 2 inputs include: quoted market prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 – unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

Where prices or inputs are not available, or, in the judgment of the Adviser, not reliable, valuation approaches based on the facts and circumstances of the particular investment will be utilized. Securities that are not publicly traded or for which market prices are not readily available, as will be the case for a substantial portion of our investments, are valued at fair value as determined in good faith by the Adviser as our valuation designee under Rule 2a-5 under the 1940 Act, pursuant to our valuation policy, and under the oversight of the Board, based on, among other things, the input of our management and the audit committee. In addition, the Adviser has retained independent valuation firms to review the valuation of each investment for which a market quotation is not available at least once during each 12-month period. These valuation approaches involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the investments or market and the investments’ complexity.

With respect to investments for which market quotations are not readily available, our Adviser undertakes a multi-step valuation process each quarter, among other procedures, as described below:

●	The valuation process begins with each investment being preliminarily reviewed by the Adviser’s valuation team in consultation with the Adviser’s investment professionals responsible for each portfolio investment;

Determination of Net Asset Value	November 2024

●	At least once annually the valuation for each investment, subject to a de minimis threshold, is reviewed by an independent valuation firm. The independent valuation firms provide a final range of values on such investments to the Adviser. The independent valuation firms also provide analyses to support their valuation methodology and calculations;
●	The Adviser’s valuation committee with respect to the Fund (the “Valuation Committee”) reviews each valuation recommendation to confirm they have been calculated in accordance with our valuation policy and compares such valuations to the independent valuation firms’ valuation ranges to ensure the Adviser’s valuations are reasonable;
●	The Valuation Committee then determines fair value marks for each of our portfolio investments; and

The Board and Audit Committee periodically review the valuation process and provide oversight in accordance with the requirements of Rule 2a-5 under the 1940 Act.

As part of the valuation process, we will take into account relevant factors in determining the fair value of our investments for which reliable market quotations are not readily available, many of which are loans, including and in combination, as relevant, any of: (i) the estimated enterprise value of a portfolio company, generally based on an analysis of discounted cash flows, publicly traded comparable companies and comparable transactions, (ii) the nature and realizable value of any collateral, (iii) the portfolio company’s ability to make payments based on its earnings and cash flow, (iv) the markets in which the portfolio company does business, and (v) overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. When an external event such as a purchase transaction, public offering or subsequent equity or debt sale occurs, the Adviser will consider whether the pricing indicated by the external event corroborates its valuation.

When we determine our NAV as of the last day of a month that is not also the last day of a calendar quarter, we intend to update the value of investments with reliable market quotations to the most recent market quotation. For securities without reliable market quotations, the Adviser’s valuation team will generally value such assets at the most recent quarterly valuation unless the Adviser determines that a significant observable change has occurred since the most recent quarter end with respect to the investment (which determination may be as a result of a material event at a portfolio company, material change in market spreads, secondary market transaction in the securities of an investment or otherwise). If the Adviser determines such a change has occurred with respect to one or more investments, the Adviser will determine whether to update the value for each relevant investment, where applicable, in accordance with our valuation policy, pursuant to authority delegated by the Board.

We expect to engage independent valuation firms to provide assistance regarding the determination of the fair value of our portfolio securities for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of the investment each quarter, and we and the Adviser may reasonably rely on that assistance. However, the Adviser is responsible for the ultimate valuation of the portfolio investments at fair value as determined in good faith pursuant to our valuation policy, the Board’s oversight and a consistently applied valuation process.

Our most recently determined NAV per share for each class of Common Shares will be available on our website: www.antaresbdc.com. We will report our NAV per share as of the last day of each month on our website generally within 20 business days of the last day of each month.

Determination of Net Asset Value	November 2024

Share Price Determinations in Connection with this Offering

We intend to sell our Common Shares at an offering price per share (“net offering price”) as determined in accordance with our share pricing policy. Under such policy, in connection with each monthly closing on the sale of Class S shares, Class D shares and Class I shares offered pursuant to this prospectus, our Board has authorized the Adviser to establish a net offering price that it believes reflects a price per share that is no less than the then-current NAV per share. We will modify our public offering price to the extent necessary to comply with the requirements of the 1940 Act, including the requirement that we not sell our Common Shares at a net offering price below our NAV per share unless we obtain the requisite approval from our shareholders.

For sales that occur in months in which the Fund’s NAV is not determined pursuant to the valuation procedures described above, the Adviser will estimate whether any change in the NAV per share of each class of our Common Shares as disclosed in our most recent periodic report filed with the SEC has occurred, including due to, among other factors, accrued investment income and expenses, any realization of net gains or losses from the sale of a portfolio investment and any material change in the fair value of portfolio investments reviewed by the Adviser or its affiliates, in each case, from the period beginning on the date of the most recently disclosed NAV per share to the date on which the offering price for such month is determined. As part of management’s assessment, it may consider such information as it deems relevant in determining whether a portfolio investment’s fair value has changed and may involve third parties in such assessment, but does not expect to determine a new fair value for each portfolio holding for the Fund as a result of such assessment. Any such estimated changes to the fair value of the Fund’s investments will be utilized in determining the net offering price of the Fund’s Common Shares for that month and for other purposes of the Fund’s operations.

To the extent there is a possibility that we could sell shares of any class of our Common Shares at a price which is below the then-current NAV per share of the applicable class at the time at which the sale is made, our Board or a delegation thereof will elect to either (i) postpone the closing until such time that there is no longer the possibility of the occurrence of such event or (ii) determine the NAV per share within two days prior to any such sale, in each case, to ensure that such sale will not be at a price which is below the then-current NAV per share of the applicable class.

Plan of Distribution	November 2024

PLAN OF DISTRIBUTION

General

We are offering a maximum of $2,000,000,000 in Common Shares pursuant to this prospectus on a “best efforts” basis through Quasar Distributors, LLC, the Distributor, a registered broker-dealer. Because this is a “best efforts” offering, the Distributor must only use its best efforts to sell the Common Shares, which means that no underwriter, broker or other person will be obligated to purchase any Common Shares. The Distributor is headquartered at Three Canal Plaza, Suite 100, Portland, ME 04101.

The Common Shares are being offered on a “best efforts” basis, which means generally that the Distributor is required to use only its best efforts to sell the Common Shares and it has no firm commitment or obligation to purchase any of the Common Shares. The Fund intends that the Common Shares offered pursuant to this prospectus will not be listed on any national securities exchange, and neither the Distributor nor the participating brokers intend to act as market-makers with respect to our Common Shares. Because no public market is expected for the Common Shares, shareholders will likely have limited ability to sell their Common Shares until there is a liquidity event for the Fund.

We are offering to the public three classes of Common Shares: Class S shares, Class D shares and Class I shares. We are offering to sell any combination of share classes with a dollar value up to the maximum offering amount. All investors must meet the suitability standards discussed in the section of this prospectus entitled “Suitability Standards.” The share classes have different ongoing shareholder servicing and/or distribution fees.

Class S shares are available through brokerage and transactional-based accounts. Class D shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, sponsored by participating brokers or other intermediaries that provide access to Class D shares, (2) through participating brokers that have alternative fee arrangements with their clients to provide access to Class D shares, (3) through transaction/brokerage platforms at participating brokers, (4) through certain registered investment advisers, (5) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (6) other categories of investors that we name in an amendment or supplement to this prospectus. Class I shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, sponsored by participating brokers or other intermediaries that provide access to Class I shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating brokers that have alternative fee arrangements with their clients to provide access to Class I shares, (4) through transaction/brokerage platforms at participating brokers, (5) by our executive officers and Trustees and their immediate family members, as well as officers and employees of the Adviser or other affiliates and their immediate family members, and, if approved by our Board, joint venture partners, consultants and other service providers, or (6) by other categories of investors that we name in an amendment or supplement to this prospectus. In certain cases, where a holder of Class S or Class D shares exits a relationship with a participating broker for this offering and does not enter into a new relationship with a participating broker for this offering, such holder’s shares may be exchanged into an equivalent NAV amount of Class I shares. We may also offer Class I shares to certain feeder vehicles primarily created to hold our Class I shares, which in turn offer interests in themselves to investors; we expect to conduct such offerings pursuant to exceptions to registration under the Securities Act and not as a part of this offering. Such feeder vehicles may have additional costs and expenses, which would be disclosed in connection with the offering of their interests. We may also offer Class I shares to other investment vehicles. The minimum initial investment for Class I shares is $1,000,000, unless waived by the Distributor.

Without limiting the foregoing, the Distributor waives or reduces to $10,000 or less Class I investment minimums for purchases: (1) through fee-based programs, also known as wrap accounts, sponsored by participating brokers or other intermediaries that provide access to Class I shares, (2) through participating brokers that have alternative fee arrangements with their clients to provide access to Class I shares, (3) through transaction/brokerage platforms at participating brokers, (4) by our executive officers and Trustees and their immediate family members, as well as officers and employees of the Adviser or other affiliates and their immediate family members, and, if approved by our Board, joint venture partners, consultants and other service providers, and (5) by other categories of investors that we name in an amendment or supplement to this prospectus. The foregoing categories of investors who are granted waivers or reductions by the Distributor from the Class I investment minimums include investors described in the foregoing sentence who make purchases for eligible retirement plans and IRAs. Waivers and reductions are subject to the terms and conditions of agreements that the Distributor enters into with participating broker-dealers, as applicable.

Plan of Distribution	November 2024

If you are eligible to purchase all three classes of Common Shares, you should be aware that Class I shares have no shareholder servicing or distribution fees, which will reduce the NAV or distributions of the other share classes. However, Class I shares will not receive shareholder services. Before making your investment decision, please consult with your investment adviser regarding your account type and the classes of Common Shares you may be eligible to purchase. Neither the Distributor nor its affiliates will directly or indirectly compensate any person engaged as an investment advisor or bank trust department by a potential investor as an inducement for such investment advisor or bank trust department to advise favorably for an investment in us.

The number of Common Shares we have registered pursuant to the registration statement of which this prospectus forms a part is the number that we reasonably expect to be offered and sold within two years from the initial effective date of the registration statement. Under applicable SEC rules, we may extend this offering one additional year if all of the Common Shares we have registered are not yet sold within two years. With the filing of a registration statement for a subsequent offering, we may also be able to extend this offering beyond three years until the follow-on registration statement is declared effective. Pursuant to this prospectus, we are offering to the public all of the Common Shares that we have registered. Although we have registered a fixed dollar amount of our Common Shares, we intend effectively to conduct a continuous offering of an unlimited number of Common Shares over an unlimited time period by filing a new registration statement prior to the end of the three-year period described in Rule 415. In such a circumstance, the issuer may also choose to enlarge the continuous offering by including on such new registration statement a further amount of securities, in addition to any unsold securities covered by the earlier registration statement.

This offering must be registered in every state in which we offer or sell Common Shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling Common Shares in any state in which our registration is not renewed or otherwise extended annually. We reserve the right to terminate this offering at any time and to extend our offering term to the extent permissible under applicable law.

Purchase Price

Prior to the commencement of our public offering, we sold and issued 22,434,200 Common Shares at an initial per share purchase price of $25.00 to certain institutional investors pursuant to private placements for an aggregate offering price of $560,855,000. Thereafter, Common Shares will be sold at the then-current NAV per share, as described in “Determination of Net Asset Value.” Each class of Common Shares may have a different NAV per share because shareholder servicing and/or distribution fees differ with respect to each class.

Underwriting Compensation

We entered into a distribution agreement with the Distributor (the “Distribution Agreement”), pursuant to which the Distributor agreed to, among other things, manage our relationships with third-party brokers engaged by the Distributor to participate in the distribution of Common Shares, which we refer to as “participating brokers,” and financial advisors. The Distributor also coordinates our marketing and distribution efforts with participating brokers and their registered representatives with respect to communications related to the terms of the offering, our investment strategies, material aspects of our operations and subscription procedures. As set forth in and pursuant to the distribution services agreement with the Distributor (the “Distribution Services Agreement”), we will pay the Distributor certain fees, including, a $5,000 implementation fee that is payable upon the effective date of the offering, and a 0.005% variable distributor fee, subject to an annual minimum fee of $100,000, that is payable on any new capital raised in the offering. We will not pay referral or similar fees to any accountants, attorneys or other persons in connection with the distribution of our shares.

Upfront Sales Loads

Class S, Class D and Class I Shares. The Fund will not charge an upfront sales load with respect to Class S shares, Class D shares or Class I shares; however, if you buy Class S shares, Class D shares or Class I shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that they limit such charges to a 3.5% cap on NAV for Class S shares, a 2.0% cap on NAV for Class D shares and a 2.0% cap on NAV for Class I shares.

Plan of Distribution	November 2024

Shareholder Servicing and/or Distribution Fees — Class S and Class D

The following table shows the shareholder servicing and/or distribution fees we pay the Distributor with respect to the Class S, Class D and Class I on an annualized basis as a percentage of our NAV for such class. The shareholder servicing and/or distribution fees will be paid monthly in arrears, calculated using the NAV of the applicable class as of the beginning of the first calendar day of the month.

Shareholder
Servicing and/or
Distribution Fee
as a % of NAV
Class S shares	0.85%
Class D shares	0.25%
Class I shares	—

Subject to FINRA and other limitations on underwriting compensation described in “—Limitations on Underwriting Compensation” below, we will pay a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV for the Class S shares and a shareholder servicing fee equal to 0.25% per annum of the aggregate NAV for the Class D shares, in each case, payable monthly.

The shareholder servicing and/or distribution fees will be paid monthly in arrears. The Distributor will reallow (pay) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services. Because the shareholder servicing and/or distribution fees with respect to Class S shares and Class D shares are calculated based on the aggregate NAV for all of the outstanding shares of each such class, it reduces the NAV with respect to all shares of each such class, including shares issued under our distribution reinvestment plan.

Eligibility to receive the shareholder servicing and/or distribution fee is conditioned on a broker providing the following ongoing services with respect to the Class S or Class D shares: assistance with recordkeeping, answering investor inquiries regarding us, including regarding distribution payments and reinvestments, helping investors understand their investments upon their request, and assistance with share repurchase requests. If the applicable broker is not eligible to receive the shareholder servicing and/or distribution fee due to failure to provide these services, the Distributor will waive the shareholder servicing fee and/or distribution that broker would have otherwise been eligible to receive. The shareholder servicing and/or distribution fees are ongoing fees that are not paid at the time of purchase.

Other Compensation

We or the Adviser may also pay directly, or reimburse the Distributor if the Distributor pays on our behalf, any organization and offering expenses (other than any upfront selling commissions and shareholder servicing and/or distribution fees).

Limitations on Underwriting Compensation

We will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering.

In addition, as required by exemptive relief that, if granted, will allow us to offer multiple classes of Common Shares, at the end of the month in which the Distributor in conjunction with the Transfer Agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to any single share held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such share

Plan of Distribution	November 2024

(or a lower limit as determined by the Distributor or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fee on either (i) each such share that would exceed such limit or (ii) all Class S shares and Class D shares in such shareholder’s account. We may modify this requirement if permitted by applicable exemptive relief. At the end of such month, the applicable Class S shares or Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S or Class D shares.

This offering is being made in compliance with FINRA Rule 2310. Under the rules of FINRA, all items of underwriting compensation, including any upfront selling commissions, distributor fees, reimbursement fees for bona fide due diligence expenses, training and education expenses, non-transaction based compensation paid to registered persons associated with the Distributor in connection with the wholesaling of our offering and all other forms of underwriting compensation, will not exceed 10% of the gross offering proceeds (excluding shares purchased through our distribution reinvestment plan).

Term of the Distribution Agreement

The Distribution Agreement may be terminated by without the payment of any penalty, by us (i) through the failure to renew the Distribution Agreement at the end of the term or (ii) upon mutual consent of the parties. Further, the Distribution Agreement may be terminated upon no less than 60 days’ written notice, by either party. Our obligations under the Distribution Agreement to pay the shareholder servicing and/or distribution fees with respect to the Class S shares and Class D shares distributed in this offering as described therein shall survive termination of the agreement until such shares are no longer outstanding (including such shares that have been converted into Class I shares, as described above).

Indemnification

To the extent permitted by law and our Declaration of Trust, we will indemnify the participating brokers and the Distributor against some civil liabilities, including certain liabilities under the Securities Act, and liabilities arising from an untrue statement of material fact contained in, or omission to state a material fact in, this prospectus or the registration statement of which this prospectus is a part, blue sky applications or approved sales literature.

Supplemental Sales Material

In addition to this prospectus, we will use sales material in connection with the offering of Common Shares, although only when accompanied by or preceded by the delivery of this prospectus. Some or all of the sales material may not be available in certain jurisdictions. This sales material may include information relating to this offering, the past performance of the Adviser and its affiliates, case studies and articles and publications concerning credit markets and direct lending. In addition, the sales material may contain quotes from various publications without obtaining the consent of the author or the publication for use of the quoted material in the sales material.

We are offering shares only by means of this prospectus. Although the information contained in the sales material will not conflict with any of the information contained in this prospectus, the sales material does not purport to be complete and should not be considered as a part of this prospectus or the registration statement of which this prospectus is a part, or as incorporated by reference in this prospectus or the registration statement, or as forming the basis of the offering of the Common Shares.

Share Distribution Channels and Special Discounts

We expect our Distributor to use multiple distribution channels to sell our Common Shares. These channels may charge different brokerage fees for purchases of our shares. Our Distributor is expected to engage participating brokers in connection with the sale of the Common Shares of this offering in accordance with participating broker agreements.

How to Subscribe	November 2024

HOW TO SUBSCRIBE

You may buy or request that we repurchase Common Shares through your financial advisor, a participating broker or other financial intermediary that has a selling agreement with the Distributor. Because an investment in our Common Shares involves many considerations, your financial advisor or other financial intermediary may help you with this decision. Due to the illiquid nature of investments in originated loans, our Common Shares are only suitable as a long-term investment. Because there is no public market for our Common Shares, shareholders may have difficulty selling their Common Shares if we choose to repurchase only some, or even none, of the Common Shares in a particular quarter, or if our Board modifies, suspends or terminates the share repurchase program.

Investors who meet the suitability standards described herein may purchase Common Shares. See “Suitability Standards” in this prospectus. Investors seeking to purchase Common Shares must proceed as follows:

●	Read this entire prospectus and any appendices and supplements accompanying this prospectus.
●	Complete the execution copy of the subscription agreement. A specimen copy of the subscription agreement, including instructions for completing it, is included in this prospectus as Appendix A. Subscription agreements may be executed manually or by electronic signature except where the use of such electronic signature has not been approved by the Distributor. Should you execute the subscription agreement electronically, your electronic signature, whether digital or encrypted, included in the subscription agreement is intended to authenticate the subscription agreement and to have the same force and effect as a manual signature.
●	Deliver a check, submit a wire transfer, instruct your broker to make payment from your brokerage account or otherwise deliver funds for the full purchase price of the Common Shares being subscribed for along with the completed subscription agreement to the participating broker. Checks should be made payable, or wire transfers directed, to “Antares Private Credit Fund.” For Class S and Class D shares, after you have satisfied the applicable minimum purchase requirement of $2,500, additional purchases must be in increments of $500. For Class I shares, after you have satisfied the applicable minimum purchase requirement of $1,000,000, additional purchases must be in increments of $500, unless such minimums are waived by the Distributor. The minimum subsequent investment does not apply to purchases made under our distribution reinvestment plan.
●	By executing the subscription agreement and paying the total purchase price for the Common Shares subscribed for, each investor attests that he or she meets the suitability standards as stated in the subscription agreement and agrees to be bound by all of its terms. Certain participating brokers may require additional documentation.

A sale of the Common Shares to a subscriber may not be completed until at least five business days after the subscriber receives our final prospectus. Subscriptions to purchase our Common Shares may be made on an ongoing basis, but investors may only purchase our Common Shares pursuant to accepted subscription orders as of the first day of each month (based on the NAV per share as determined as of the previous day, being the last day of the preceding month), and to be accepted, a subscription request must be made with a completed and executed subscription agreement in good order, including satisfying any additional requirements imposed by the subscriber’s broker, and payment of the full purchase price of our Common Shares being subscribed at least five business days prior to the first day of the month (unless waived by the Distributor). Prior to the commencement of our public offering, we sold and issued 22,434,200 Common Shares at an initial per share purchase price of $25.00 to certain institutional investors pursuant to private placements for an aggregate offering price of $560,855,000. Common Shares will be sold at the then-current NAV per share in this offering, as described above.

For example, if you wish to subscribe for Common Shares in December, your subscription request must be received in good order at least five business days before December 1. Notice of each share transaction will be furnished to shareholders (or their financial representatives) as soon as practicable but not later than seven business days after the Fund’s NAV as of November 30 is determined and credited to the shareholder’s account, together with information relevant for personal and tax records. While a shareholder will not know our NAV applicable on the effective date of the share purchase, our NAV applicable to a purchase of Common Shares will be available generally within 20 business days after the effective date of the share purchase; at that time, the number of Common Shares based on that NAV and each shareholder’s purchase will be determined and Common Shares will be

How to Subscribe	November 2024

credited to the shareholder’s account as of the effective date of the share purchase. In this example, if accepted, your subscription would be effective on the first calendar day of November.

If for any reason we reject the subscription, or if the subscription request is canceled before it is accepted or withdrawn as described below, we will return the subscription agreement and the related funds, without interest or deduction, within ten business days after such rejection, cancellation or withdrawal.

Common Shares purchased by a fiduciary or custodial account will be registered in the name of the fiduciary account and not in the name of the beneficiary. If you place an order to buy Common Shares and your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees we have incurred.

You have the option of placing a transfer on death (TOD), designation on your Common Shares purchased in this offering. A TOD designation transfers the ownership of the shares to your designated beneficiary upon your death. This designation may only be made by individuals, not entities, who are the sole or joint owners with right to survivorship of the shares. If you would like to place a TOD designation on your Common Shares, you must check the TOD box on the subscription agreement and you must complete and return a TOD form, which you may obtain from your financial advisor, in order to effect the designation.

Purchase Price

Common Shares will be sold at the then-current NAV per share, as described in “Determination of Net Asset Value.” Each class of Common Shares may have a different NAV per share because shareholder servicing and/or distribution fees differ with respect to each class.

If you participate in our distribution reinvestment plan, the cash distributions attributable to the class of Common Shares that you purchase in our primary offering will be automatically invested in additional shares of the same class. The purchase price for shares purchased under our distribution reinvestment plan will be equal to the most recent available NAV per share for such shares at the time the distribution is payable.

We will generally adhere to the following procedures relating to purchases of Common Shares in this continuous offering:

●	On each business day, our Transfer Agent will collect purchase orders. Notwithstanding the submission of an initial purchase order, we can reject purchase orders for any reason, even if a prospective investor meets the minimum suitability requirements outlined in our prospectus. Investors may only purchase our Common Shares pursuant to accepted subscription orders as of the first day of each month (based on the NAV per share as determined as of the previous day, being the last day of the preceding month), and to be accepted, a subscription request must be made with a completed and executed subscription agreement in good order and payment of the full purchase price of our Common Shares being subscribed at least five business days prior to the first day of the month. If a purchase order is received less than five business days prior to the first day of the month, unless waived by the Distributor, the purchase order will be executed in the next month’s closing at the transaction price applicable to that month. As a result of this process, the price per share at which your order is executed may be different than the price per share for the month in which you submitted your purchase order.
●	Generally, within 20 business days after the first calendar day of each month, we will determine our NAV per share for each share class as of the last calendar day of the immediately preceding month, which will be the purchase price for shares purchased with that effective date.
●	Completed subscription requests will be accepted by us within two business days of the first day of each month.

How to Subscribe	November 2024

●	Subscribers are not committed to purchase shares at the time their subscription orders are submitted and any subscription may be canceled at any time before the time it has been accepted as described in the previous sentence. You may withdraw your purchase request by notifying the Transfer Agent, through your financial intermediary or directly on our toll-free, automated telephone line, 1-888-484-1944.
●	You will receive a confirmation statement of each new transaction in your account from us or your financial advisor, participating broker or financial intermediary as soon as practicable but generally not later than seven business days after the shareholder transactions are settled when the applicable NAV per share is determined.

Our NAV may vary significantly from one month to the next. Through our website at www.antaresbdc.com, you will have information about the most recently available NAV per share.

In contrast to securities traded on an exchange or over-the-counter, where the price often fluctuates as a result of, among other things, the supply and demand of securities in the trading market, our NAV will be calculated once monthly using our valuation methodology, and the price at which we sell new shares and repurchase outstanding shares will not change depending on the level of demand by investors or the volume of requests for repurchases.

Share Repurchase Program	November 2024

SHARE REPURCHASE PROGRAM

We do not intend to list our Common Shares on a securities exchange and we do not expect there to be a public market for our Common Shares. As a result, if you purchase our Common Shares, your ability to sell your Common Shares will be limited.

At the discretion of our Board, we intend to commence a share repurchase program in which we intend to repurchase, in each quarter, up to 5% of our Common Shares outstanding (by number of shares) as of the close of the previous calendar quarter. Our Board may amend, suspend or terminate the share repurchase program if it deems such action to be in our best interest and the best interest of our shareholders. As a result, share repurchases may not be available each quarter. Upon a suspension of our share repurchase program, our Board will consider at least quarterly whether the continued suspension of our share repurchase program remains in our best interest and the best interest of our shareholders. However, our Board is not required to authorize the recommencement of our share repurchase program within any specified period of time. Our Board may also determine to terminate our share repurchase program if required by applicable law or in connection with a transaction in which our shareholders receive liquidity for their Common Shares, such as a sale or merger of the Fund or listing of our Common Shares on a national securities exchange.

Under our share repurchase program, Common Shares that have not been outstanding for at least one year will be repurchased at 98% of the relevant NAV. The one-year holding period is measured as of the subscription closing date immediately following the prospective repurchase date. The Early Repurchase Deduction may be waived, at our discretion, in the case of repurchase requests arising from the death, divorce or qualified disability of the holder. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders. We intend to conduct the repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Exchange Act and the 1940 Act. All shares purchased by us pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares.

You may tender all of the Common Shares that you own. There is no repurchase priority for a shareholder under the circumstances of death or disability of such shareholder.

In the event the amount of shares tendered exceeds the repurchase offer amount, shares will be repurchased on a pro rata basis. All unsatisfied repurchase requests can be resubmitted in the next quarterly tender offer, or upon the recommencement of the share repurchase program, as applicable. We will have no obligation to repurchase shares, including if the repurchase would violate the restrictions on distributions under federal law or Delaware law. The limitations and restrictions described above may prevent us from accommodating all repurchase requests made in any quarter. Our share repurchase program has many limitations, including the limitations described above, and should not in any way be viewed as the equivalent of a secondary market.

We will offer to repurchase shares on such terms as may be determined by our Board in its complete and absolute discretion unless, in the judgment of our Independent Trustees, such repurchases would not be in the best interests of our shareholders or would violate applicable law. There is no assurance that our board will exercise its discretion to offer to repurchase shares or that there will be sufficient funds available to accommodate all of our shareholders’ requests for repurchase. As a result, we may repurchase less than the full amount of shares that you request to have repurchased. If we do not repurchase the full amount of your shares that you have requested to be repurchased, or we determine not to make repurchases of our shares, you will likely not be able to dispose of your shares, even if we under-perform. Any periodic repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules and the 1940 Act. Shareholders will not pay a fee to us in connection with our repurchase of shares under the share repurchase program.

The Fund will repurchase shares from shareholders pursuant to written tenders on terms and conditions that the Board determines to be fair to the Fund and to all shareholders. When the Board determines that the Fund will repurchase shares, notice will be provided to shareholders describing the terms of the offer, containing information shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Shareholders deciding whether to tender their shares during the period that a repurchase offer is open may obtain the Fund’s most recent NAV per share on our website at: www.antaresbdc.com.

Share Repurchase Program	November 2024

Repurchases of shares from shareholders by the Fund will be paid in cash promptly after the determination of the relevant NAV per share is finalized. Repurchases will be effective after receipt and acceptance by the Fund of eligible written tenders of shares from shareholders by the applicable repurchase offer deadline. The Fund does not impose any charges in connection with repurchases of shares. All shares purchased by us pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares.

Most of our assets will consist of instruments that cannot generally be readily liquidated without impacting our ability to realize full value upon their disposition. Therefore, we may not always have sufficient liquid resources to make repurchase offers. In order to provide liquidity for share repurchases, we intend to generally maintain under normal circumstances an allocation to broadly syndicated loans and other liquid investments. We may fund repurchase requests from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, return of capital or offering proceeds, and we have no limits on the amounts we may pay from such sources. Should making repurchase offers, in our judgment, place an undue burden on our liquidity, adversely affect our operations or risk having an adverse impact on us as a whole, or should we otherwise determine that investing our liquid assets in originated loans or other illiquid investments rather than repurchasing our shares is in the best interests of the Fund as a whole, then we may choose to offer to repurchase fewer shares than described above, or none at all.

In the event that any shareholder fails to maintain the minimum balance of $1,500 of our shares, we may, at the time of such failure or any time subsequent to such failure, repurchase all of the shares held by that shareholder at the repurchase price in effect on the date we determine that the shareholder has failed to meet the minimum balance, less any Early Repurchase Deduction. Minimum account repurchases will apply even in the event that the failure to meet the minimum balance is caused solely by a decline in our NAV. Minimum account repurchases may be subject to the Early Repurchase Deduction.

Repurchase of Common Shares owned by the Adviser by the Fund will be on the same terms and subject to the same limitations as those applicable to other shareholders under the share repurchase program described herein.

Payment for repurchased shares may require us to liquidate portfolio holdings earlier than our Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase our investment-related expenses as a result of higher portfolio turnover rates. Our Adviser intends to take measures, subject to policies as may be established by our Board, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of shares.

Distribution Reinvestment Plan	November 2024

DISTRIBUTION REINVESTMENT PLAN

We have adopted a distribution reinvestment plan, pursuant to which we will reinvest all cash distributions declared by the Board on behalf of our shareholders who do not elect to receive their distributions in cash as provided below. As a result, if the Board authorizes, and we declare, a cash distribution or other distribution, then our shareholders who have not opted out of our distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares as described below, rather than receiving the cash distribution or other distribution. Distributions on fractional shares will be credited to each participating shareholder’s account to three decimal places.

No action is required on the part of a registered shareholder to have his, her or its cash distribution or other distribution reinvested in our shares, except shareholders located in certain states or who are clients of selected participating brokers, as described below. Shareholders who are eligible for default enrollment can elect to “opt out” of the Fund’s distribution reinvestment plan in their subscription agreements. Shareholders located in Alabama, Arkansas, California, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oregon, Tennessee, Vermont and Washington, as well as those who are clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan, will automatically receive their distributions in cash unless they elect to participate in our distribution reinvestment plan and have their cash distributions reinvested in additional Common Shares.

If any shareholder initially elects not to participate or is defaulted to non-participation by virtue of residing in one the states mentioned above or being a client of a participating broker-dealer that does not permit automatic enrollment in distribution reinvestment plans, they may later become a participant by subsequently completing and executing an enrollment form or any distribution authorization form as may be available from the Fund or U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services (the “Plan Administrator”). Participation in the distribution reinvestment plan will begin with the next distribution payable after acceptance of a participant’s subscription, enrollment or authorization. Common Shares will be purchased under the distribution reinvestment plan as of the first calendar day of the month following the record date of the distribution.

If a shareholder seeks to terminate its participation in the distribution reinvestment plan, notice of termination must be received by the Plan Administrator five business days in advance of the first calendar day of the next month in order for a shareholder’s termination to be effective for such month. Any transfer of shares by a participant to a non-participant will terminate participation in the distribution reinvestment plan with respect to the transferred shares. If a participant elects to tender its Common Shares in full, any Common Shares issued to the participant under the Plan subsequent to the expiration of the tender offer will be considered part of the participant’s prior tender, and participant’s participation in the Plan will be terminated as of the valuation date of the applicable tender offer. Any distributions to be paid to such shareholder on or after such date will be paid in cash on the scheduled distribution payment date.

If you elect to opt out of the distribution reinvestment plan, you will receive any distributions we declare in cash. There will be no upfront selling commissions or managing dealer fees charged to you if you participate in the distribution reinvestment plan. We will pay the Plan Administrator fees under the distribution reinvestment plan. If your Common Shares are held by a broker or other financial intermediary, you may change your election by notifying your broker or other financial intermediary of your election.

Any purchases of our shares pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state.

The purchase price for shares purchased under our distribution reinvestment plan will be equal to the most recent available NAV per share for such shares at the time the distribution is payable. Common Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as the Common Shares offered pursuant to this prospectus. Shareholders will not pay transaction related charges when purchasing Common Shares under our distribution reinvestment plan, but all outstanding Class S and Class D shares, including those purchased under our distribution reinvestment plan, will be subject to ongoing servicing fees.

See our Distribution Reinvestment Plan, which is filed as an exhibit to our registration statement for this offering, for more information.

Regulation	November 2024

REGULATION

The following discussion is a general summary of the material prohibitions and descriptions governing BDCs generally. It does not purport to be a complete description of all of the laws and regulations affecting BDCs.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are any of the following:

(1)    Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an Eligible Portfolio Company (as defined below), or from any person who is, or has been during the preceding 13 months, an affiliated person of an Eligible Portfolio Company, or from any other person, subject to such rules as may be prescribed by the SEC. An “Eligible Portfolio Company” is defined in the 1940 Act as any issuer which:

(a)is organized under the laws of, and has its principal place of business in, the United States;

(b)is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)satisfies any of the following:

(i)	does not have any class of securities that is traded on a national securities exchange;
(ii)	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;
(iii)	is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the Eligible Portfolio Company; or
(iv)	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2)    Securities of any Eligible Portfolio Company controlled by the Fund.

(3)    Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)    Securities of an Eligible Portfolio Company purchased from any person in a private transaction if there is no ready market for such securities and the Fund already owns 60% of the outstanding equity of the Eligible Portfolio Company.

(5)    Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)    Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Regulation	November 2024

Significant Managerial Assistance

A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its trustees, officers or employees, offers to provide and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers or other organizational or financial guidance.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments can consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which are referred to herein, collectively, as temporary investments, so that 70% of our assets would be qualifying assets.

Warrants

Under the 1940 Act, a BDC is subject to restrictions on the issuance, terms and amount of warrants, options or rights to purchase shares that it may have outstanding at any time. In particular, the amount of shares that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase shares cannot exceed 25% of the BDC’s total outstanding shares.

Leverage and Senior Securities; Coverage Ratio

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of shares senior to our Common Shares if our asset coverage, as defined in the 1940 Act, would at least equal 150% immediately after each such issuance. On October 16, 2024, our sole shareholder approved the adoption of this 150% threshold pursuant to Section 61(a)(2) of the 1940 Act and such election became effective the following day. As defined in the 1940 Act, asset coverage of 150% means that for every $100 of net assets we hold, we may raise $200 from borrowing and issuing senior securities. In addition, while any senior securities remain outstanding, we will be required to make provisions to prohibit any distribution to our shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We will also be permitted to borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes, which borrowings would not be considered senior securities.

In the event preferred shares are issued, the preferred shares will be identical and of equal rank except as to the particular terms thereof that may be fixed by the Board, and all shares of each series of preferred shares will be identical and of equal rank except as to the dates from which cumulative distributions, if any, thereon will be cumulative. If the Fund issues preferred shares, holders of such preferred shares will be entitled to receive cash distributions at an annual rate that will be fixed or will vary for the successive distribution periods for each series. In general, the distribution periods for fixed rate preferred shares can range from quarterly to weekly and are subject to extension. The distribution rate may be variable and shall be determined for each distribution period.

We intend to establish one or more credit facilities and/or subscription facilities or enter into other financing arrangements to facilitate investments and the timely payment of our expenses. It is anticipated that any such credit facilities will bear interest at floating rates at to-be-determined spreads over SOFR (or other applicable reference rate). We cannot assure shareholders that we will be able to enter into a credit facility. Shareholders will indirectly bear the costs associated with any borrowings under a credit facility or otherwise. In connection with a credit facility or other borrowings, lenders may require us to pledge assets, commitments and/or drawdowns (and the ability to enforce the payment thereof) and may ask to comply with positive or negative covenants that could have an effect on our operations. In addition, from time to time, our losses on leveraged investments may result in the liquidation of other investments held by us and may result in additional drawdowns to repay such amounts.

Regulation	November 2024

We may enter into a TRS agreement. A TRS is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during a specified period, in return for periodic payments based on a fixed or variable interest rate. A TRS effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a TRS, a TRS often offers lower financing costs than are offered through more traditional borrowing arrangements. The Fund would typically have to post collateral to cover this potential obligation.

We may also create leverage by securitizing our assets (including in CLOs) and retaining the equity portion of the securitized vehicle. We may also from time to time make secured loans of our marginable securities to brokers, dealers and other financial institutions.

Code of Ethics

We and the Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code are permitted to invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. This code of ethics is available on the EDGAR Database at the Commission’s internet site at http://www.sec.gov. You may also obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Affiliated Transactions

We may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of our Trustees who are not interested persons and, in some cases, the prior approval of the SEC. We have received an exemptive order from the SEC that permits us, among other things, to co-invest with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to the Adviser. The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines will be reviewed periodically by the Adviser, and, accordingly, are subject to change.

As an investment adviser registered under the Advisers Act, the Adviser has a duty to monitor corporate events and to vote proxies, as well as a duty to cast votes in the best interest of clients and not subrogate client interests to its own interests. Rule 206(4)-6 under the Advisers Act places specific requirements on registered investment advisers with proxy voting authority.

Proxy Policies

The Adviser’s policies and procedures are reasonably designed to ensure that the Adviser votes proxies in the best interest of the Fund. The Advisers’ general policy is to vote on behalf of a client in a manner that serves the client’s best economic interest, as determined by the Adviser in its discretion, taking into account relevant factors, such as the impact on the value of the returns of the client and industry and business practices. The Adviser’s proxy voting policies and procedures (the “Proxy Voting Policy”) are designed to identify conflicts that arise or could arise between the Adviser’s interests and those of each client, including the Fund. If it is determined that any such conflict is not material, the Adviser could vote notwithstanding the existence of the conflict. Alternatively, if the conflict of interest is determined to be material, one or more methods will be used to resolve the conflict, including (i) disclosing the conflict to the client and obtaining its consent, in accordance with the applicable client agreement, before voting; (ii) engaging a third party to recommend a vote with respect to the proxy; or (iii) such other method as is deemed reasonable under the circumstances. Although the Adviser will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

Regulation	November 2024

Decisions on how to vote a proxy generally are made by the Adviser. The Investment Committee and the members of the Investment Team covering the applicable security often have the most intimate knowledge of both a company’s operations and the potential impact of a proxy vote’s outcome. Decisions are based on a number of factors which may vary depending on a proxy’s subject matter, but are guided by the general policies described in the proxy policy. In addition, the Adviser may determine not to vote a proxy after consideration of the vote’s expected benefit to clients and the cost of voting the proxy.

Proxy Voting Records

You may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Antares Capital Credit Advisers LLC 320 South Canal Street, Ste 4200, Chicago, IL 60606.

Net Worth of Sponsors

The NASAA, in its Omnibus Guidelines, requires that our affiliates and Adviser, or our Sponsor as defined under the Omnibus Guidelines, have an aggregate financial net worth, exclusive of home, automobiles and home furnishings, of the greater of either $100,000, or 5.0% of the first $20 million of both the gross amount of securities currently being offered in this offering and the gross amount of any originally issued direct participation program securities sold by our affiliates and sponsors within the past 12 months, plus 1.0% of all amounts in excess of the first $20 million. Based on these requirements, our Adviser and its affiliates, while not liable directly or indirectly for an indebtedness we may incur, have an aggregate financial net worth in excess of those amounts required by the Omnibus Guidelines.

Other

We will be periodically examined by the SEC for compliance with the 1940 Act, and be subject to the periodic reporting and related requirements of the 1934 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any trustee or officer against any liability to us or our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and our Adviser each are required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a chief compliance officer to be responsible for administering such policies and procedures.

We are not permitted to change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such company.

Our internet address is www.antaresbdc.com. We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statement and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC.

Certain U.S. Federal Income Tax Considerations	November 2024

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain U.S. federal income tax considerations applicable to us and the purchase, ownership and disposition of our shares. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion applies only to U.S. shareholders that hold our shares as capital assets. A U.S. shareholder is an individual who is a citizen or resident of the United States, a U.S. corporation, a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or any estate the income of which is subject to U.S. federal income tax regardless of its source. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, or differing interpretations (possibly with retroactive effect). This discussion does not represent a detailed description of the U.S. federal income tax consequences relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, investors in pass-through entities, U.S. shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold our shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address the application of the Medicare tax on net investment income or the U.S. federal alternative minimum tax, or any tax consequences attributable to persons being required to accelerate the recognition of any item of gross income with respect to our shares as a result of such income being recognized on an applicable financial statement. Prospective investors should consult their tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of our shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Taxation as a Regulated Investment Company

The Fund intends to elect to be treated, and intends to qualify each taxable year thereafter, as a RIC under Subchapter M of the Code.

To qualify for the favorable tax treatment accorded to RICs under Subchapter M of the Code, the Fund must, among other things: (1) have an election in effect to be treated as a BDC under the 1940 Act at all times during each taxable year; (2) have filed with its return for the taxable year an election to be a RIC or have made such election for a previous taxable year; (3) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (b) net income derived from an interest in certain publicly-traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each, a “Qualified Publicly-Traded Partnership”); and (4) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities and securities of other RICs, and other securities for purposes of this calculation limited, in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of (I) any one issuer, (II) any two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly-Traded Partnerships (described in 3(b) above).

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income and its net tax-exempt income (if any) for such taxable year. Generally, the Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains, if any.

Certain U.S. Federal Income Tax Considerations	November 2024

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For these purposes, the Fund will be deemed to have distributed any income or gains on which it paid U.S. federal income tax.

A distribution will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, even if such income were distributed to its shareholders, and all distributions out of earnings and profits (including distributions of net capital gain) would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other non-corporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

While the Fund generally intends to qualify as a RIC for each taxable year, it is possible that as we ramp up our portfolio we may not satisfy the diversification requirements described above, and thus may not qualify as a RIC, for the short taxable year from the date on which we commence operations. In such case, however, we anticipate that the associated tax liability would not be material, and that such non-compliance would not have a material adverse effect on our business, financial condition and results of operations, although there can be no assurance in this regard. The remainder of this discussion assumes that the Fund qualifies as a RIC for each taxable year.

Distributions

Distributions to shareholders by the Fund of ordinary income (including “market discount” realized by the Fund on the sale of debt securities), and of net short-term capital gains, if any, realized by the Fund will generally be taxable to U.S. shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions, if any, of net capital gains properly reported as “capital gain dividends” will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned our shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a shareholder as a return of capital which will be applied against and reduce the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate shareholders.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares pursuant to the distribution reinvestment plan. Shareholders receiving distributions in the form of additional shares will generally be treated as receiving a distribution in the amount of the fair market value of the distributed shares. The additional shares received by a shareholder pursuant to the distribution reinvestment plan will have a new holding period commencing on the day following the day on which the shares were credited to the shareholder’s account.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders, who will be treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its shares by an amount equal to the deemed

Certain U.S. Federal Income Tax Considerations	November 2024

distribution less the tax credit. For more information related to the tax risks related to the distributions, see “Risk Factors – Adviser and Structure-Related Risks – The Fund is Subject to Risks Relating to Distributions.”

The Internal Revenue Service currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues preferred shares, the Fund intends to allocate capital gain dividends, if any, between its Common Shares and preferred shares in proportion to the total dividends paid to each class with respect to such tax year. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the NAV of those shares.

Sale or Exchange of Common Shares

Upon the sale or other disposition of our Common Shares (except pursuant to a repurchase by the Fund, as described below), a shareholder will generally realize a capital gain or loss in an amount equal to the difference between the amount realized and the shareholder’s adjusted tax basis in the Common Shares sold. Such gain or loss will be long-term or short-term, depending upon the shareholder’s holding period for the Common Shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the Common Shares have been held for more than one year. For non-corporate taxpayers, long-term capital gains are currently eligible for reduced rates of taxation.

No loss will be allowed on the sale or other disposition of Common Shares if the owner acquires (including pursuant to the distribution reinvestment plan) or enters into a contract or option to acquire securities that are substantially identical to such Common Shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Losses realized by a shareholder on the sale or exchange of Common Shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such Common Shares.

From time to time, the Fund may offer to repurchase its outstanding Common Shares. Shareholders who tender all Common Shares of the Fund held, or considered to be held, by them will be treated as having sold their Common Shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its Common Shares or fewer than all Common Shares tendered are repurchased, such shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. In such a case, there is a risk that non-tendering shareholders, and shareholders who tender some but not all of their Common Shares or fewer than all of whose Common Shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming Common Shares of the Fund.

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Internal Revenue Service Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Nature of the Fund’s Investments

Certain of the Fund’s hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to

Certain U.S. Federal Income Tax Considerations	November 2024

occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not be treated as qualifying income for purposes of the 90% gross income test described above.

These rules could therefore affect the character, amount and timing of distributions to shareholders and the Fund’s status as a RIC. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Below Investment Grade Instruments

The Fund expects to primarily invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to distribute sufficient income to preserve our tax status as a RIC and minimize the extent to which we are subject to U.S. federal income tax.

Original Issue Discount

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as zero coupon securities, debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may not qualify for or maintain RIC tax treatment and thus may become subject to corporate-level income tax.

Market Discount

In general, the Fund will be treated as having acquired a security with market discount if its stated redemption price at maturity (or, in the case of a security issued with original issue discount, its revised issue price) exceeds the Fund’s initial tax basis in the security by more than a statutory de minimis amount. The Fund will be required to treat any principal payments on, or any gain derived from the disposition of, any securities acquired with market discount as ordinary income to the extent of the accrued market discount, unless the Fund makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount security may be deferred until the Fund sells or otherwise disposes of such security.

Currency Fluctuations

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Certain U.S. Federal Income Tax Considerations	November 2024

Preferred Shares or Borrowings

If the Fund utilizes leverage through the issuance of preferred shares or borrowings, it may be restricted by certain covenants with respect to the declaration of, and payment of, distributions on shares in certain circumstances. Limits on the Fund’s payments of distributions on shares may prevent the Fund from meeting the distribution requirements described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make distribution payments.

Backup Withholding

The Fund may be required to withhold from all distributions and redemption proceeds payable to U.S. shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.

U.S. Taxation of Tax-Exempt U.S. Shareholders

A U.S. shareholder that is a tax-exempt organization for U.S. federal income tax purposes and therefore generally exempt from U.S. federal income taxation may nevertheless be subject to taxation to the extent that it is considered to derive unrelated business taxable income (“UBTI”). The direct conduct by a tax-exempt U.S. shareholder of the activities that the Fund proposes to conduct could give rise to UBTI. However, a RIC is a corporation for U.S. federal income tax purposes and its business activities generally will not be attributed to its shareholders for purposes of determining their treatment under current law. Therefore, a tax-exempt U.S. shareholder should not be subject to U.S. federal income taxation solely as a result of such shareholder’s direct or indirect ownership of the Fund’s equity and receipt of distributions with respect to such equity (regardless of whether we incur indebtedness). Moreover, under current law, if the Fund incurs indebtedness, such indebtedness will not be attributed to a tax-exempt U.S. shareholder. Therefore, a tax-exempt U.S. shareholder should not be treated as earning income from “debt-financed property” and distributions the Fund pays should not be treated as “unrelated debt-financed income” solely as a result of indebtedness that the Fund incurs. Certain tax-exempt private universities are subject to an additional 1.4% excise tax on their “net investment income,” including income from interest, dividends, and capital gains. Proposals periodically are made to change the treatment of “blocker” investment vehicles interposed between tax-exempt investors and non-qualifying investments. In the event that any such proposals were to be adopted and applied to RICs, the treatment of dividends payable to tax-exempt investors could be adversely affected. In addition, special rules would apply if the Fund were to invest in certain real estate mortgage investment conduits or taxable mortgage pools, which the Fund does not currently plan to do, that could result in a tax-exempt U.S. shareholder recognizing income that would be treated as UBTI.

Foreign Shareholders

U.S. taxation of a shareholder who is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

As a RIC is a corporation for U.S. federal income tax purposes, its business activities generally will not be attributed to its shareholders for purposes of determining their treatment under current law. Therefore, a foreign shareholder should not be considered to earn income “effectively connected” with a U.S. trade or business solely as a result of activities conducted by the Fund.

If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. The portion of distributions considered to be a return of capital for U.S. federal income tax purposes generally will not be subject to tax. However, dividends paid by the Fund that are “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding, in each case to the extent the Fund properly reports such

Certain U.S. Federal Income Tax Considerations	November 2024

dividends to shareholders. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of certain interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign shareholder, and that satisfy certain other requirements. Interest-related dividends do not include distributions paid in respect of a RIC’s non-U.S. source interest income or its dividend income (or any other type of income other than generally non-contingent U.S.-source interest income received from unrelated obligors). In the case of shares of the Fund held through an intermediary, the intermediary may withhold U.S. federal income tax even if the Fund reports the payment as interest-related dividends or short-term capital gain dividends. There can be no assurance as to whether any of the Fund’s distributions will be eligible for an exemption from withholding of U.S. federal income tax or, as to whether any of the Fund’s distributions that are eligible, will be reported as such by us.

A foreign shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business would generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares. However, a foreign shareholder who is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax of 30% on such capital gain dividends, undistributed capital gains and sale or exchange gains.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations, as applicable. Foreign corporate shareholders may also be subject to the 30% branch profits tax imposed by the Code.

The Fund may be required to withhold from distributions that are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate) unless the foreign shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Certain U.S. Federal Income Tax Considerations	November 2024

Additional Withholding Requirements

Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% United States federal withholding tax may apply to any dividends that the Fund pays to (i) a “foreign financial institution” (as specifically defined in the Code), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in the Code) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such nonfinancial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. In addition, foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. You should consult your own tax advisor regarding FATCA and whether it may be relevant to your ownership and disposition of our shares.

Foreign and Other Taxation

The Fund’s investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.

In addition, shareholders may be subject to state, local and foreign taxes on their distributions from the Fund. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Certain ERISA Considerations	November 2024

CERTAIN ERISA CONSIDERATIONS

Each prospective investor that is, or is acting on behalf of, any (i) “employee benefit plan” (within the meaning of Section 3(3) of ERISA) subject to Title I of ERISA, (ii) “plan” described in Section 4975(e)(1) of the Code, subject to Section 4975 of the Code (including for e.g., IRA and a “Keogh” plan), (iii) plan, account or other arrangement that is subject to federal, state, local, non-U.S. or other laws and regulations that are similar to such provisions of ERISA or the Code (“Similar Law”), or (iv) entity whose underlying assets are considered to include the assets of any of the foregoing described in clauses (i), (ii) and (iii), pursuant to ERISA or otherwise (each of the foregoing described in clauses (i), (ii), (iii) and (iv) referred to herein as a “Plan”), must independently determine that our Common Shares are an appropriate investment, taking into account its obligations under ERISA, the Code and applicable Similar Laws.

In contemplating an investment in the Fund, each fiduciary of the Plan who is responsible for making such an investment should carefully consider, taking into account the facts and circumstances of the Plan, whether such investment is consistent with the applicable provisions of ERISA, the Code or any Similar Law relating to a fiduciary’s duties to the Plan including, without limitation, the prudence, diversification, delegation of control and prohibited transaction provisions of ERISA, the Code and any other applicable Similar Laws. Furthermore, Section 406 of ERISA and Section 4975 of the Code prohibit certain transactions involving the assets of a Plan subject to Section 406 of ERISA and/or Section 4975 of the Code and certain persons (referred to as “parties in interest” under ERISA or “disqualified persons” under the Code) having certain relationships to such Plan, unless a statutory or administrative exemption is applicable to the transaction. A party in interest or disqualified person who engages in a non-exempt prohibited transaction may be subject to excise taxes and other penalties and liabilities under ERISA and Section 4975 of the Code. Absent an exemption, the fiduciaries of a Plan should not invest in the Fund with the assets of any Plan if the Adviser or any of its affiliates is a fiduciary with respect to such assets of the Plan. Each original or subsequent purchaser or transferee of any class of Common Shares that is or may become a Plan is responsible for determining the extent, if any, to which the purchase and holding of Common Shares will constitute a non-exempt prohibited transaction under ERISA, Section 4975 of the Code or any Similar Law, and otherwise for determining compliance with ERISA, Section 4975 of the Code and Similar Law.

In contemplating an investment in the Fund, fiduciaries of Benefit Plan Investors should also carefully consider the definition of the term “plan assets” in the Plan Asset Regulations. Under the Plan Asset Regulations, when a Benefit Plan Investor invests in an equity interest of an entity that is neither a “publicly-offered security” nor a security issued by an investment company registered under the 1940 Act, the Benefit Plan Investor’s assets include both the equity interest and an undivided interest in each of the entity’s underlying assets, unless it is established that the entity is an “operating company” or that equity participation in the entity by Benefit Plan Investors is not “significant” (within the meaning of the Plan Asset Regulations). The term Benefit Plan Investor includes (a) any employee benefit plan (as defined in section 3(3) of ERISA) subject to the provisions of Title I of ERISA, (b) any plan described in Section 4975(e)(1) of the Code subject to Section 4975 of the Code, and (c) any entity whose underlying assets include plan assets by reason of such an employee benefit plan’s or plan’s investment in the entity.

Under the Plan Asset Regulations, equity participation in an entity by Benefit Plan Investors is “significant” on any date if, immediately after the most recent acquisition of any equity interest in the entity, 25% or more of the total value of any class of equity interests is held by Benefit Plan Investors. For purposes of this determination, the value of equity interests held by a person (other than a Benefit Plan Investor) who has discretionary authority or control with respect to the assets of the entity or that provides investment advice for a fee (direct or indirect) with respect to such assets or any affiliate of such a person (each of the foregoing, a “Controlling Person”) is disregarded. The Plan Assets Regulations define the term “publicly-offered security” as a security that is “widely-held,” “freely transferrable” and either part of a class of securities registered under the Exchange Act or sold pursuant to an effective registration statement under the Securities Act if the securities are registered under the Exchange Act within 120 days after the end of the fiscal year of the issuer during which the public offering occurred. A security is considered “widely held” only if it is part of a class of securities that is owned by 100 or more investors independent of the issuer and of one another. A security will not fail to be “widely held” because the number of independent investors falls below 100 subsequent to the initial public offering as a result of events beyond the issuer’s control. The Plan Assets Regulations provide that whether a security is “freely transferable” is a factual question to be determined on the basis of all relevant facts and circumstances. It is noted that the Plan Assets Regulations only establish a presumption in favor of the finding of free transferability where the applicable investment minimum is $10,000 or less and the restrictions are consistent with the particular types of restrictions listed in the Plan Assets Regulations. With respect to the question

Certain ERISA Considerations	November 2024

of free transferability, it is noted that, while the minimum initial investment in Class I shares is $1,000,000, the minimum is waived or reduced to $10,000 or less for a substantial portion of the eligible purchasers of Class I shares.

If the assets of the Fund were deemed to be “plan assets” under the Plan Asset Regulations, this would result, among other things, in (i) the application of the prudence and other fiduciary responsibility standards of ERISA to investments made by the Fund, and (ii) the possibility that certain transactions in which the Fund might seek to engage could constitute “prohibited transactions” under ERISA and the Code. If a prohibited transaction occurs for which no exemption is available, the Adviser and/or any other fiduciary that has engaged in the prohibited transaction could be required to (i) restore to the Covered Plan any profit realized on the transaction and (ii) reimburse the Benefit Plan Investor for any losses suffered by the Benefit Plan Investor as a result of the investment. In addition, each disqualified person (within the meaning of Section 4975 of the Code) involved could be subject to an excise tax equal to 15% of the amount involved in the prohibited transaction for each year the transaction continues and, unless the transaction is corrected within statutorily required periods, to an additional tax of 100%. Fiduciaries of Benefit Plan Investors who decide to invest in the Fund could, under certain circumstances, be liable for prohibited transactions or other violations as a result of their investment in the Fund or as co-fiduciaries for actions taken by or on behalf of the Fund or the Adviser. With respect to an IRA that invests in the Fund, the occurrence of a prohibited transaction involving the individual who established the IRA, or his or her beneficiaries, would cause the IRA to lose its tax-exempt status.

Accordingly, the Fund intends to conduct its affairs so that its assets should not be deemed to constitute “plan assets” under the Plan Asset Regulations. In this regard, generally, we intended to take one of the following approaches: (1) in the event that each class of Common Shares is considered a “Publicly-Offered Security,” we will not limit “benefit plan investors” from investing in the Common Shares, and (2) in the event one or more classes of Common Shares does not constitute a Publicly-Offered Security, (a) we will limit investment in each class of Common Shares by “benefit plan investors” to less than 25% of the total value of each class of our Common Shares, within the meaning of the Plan Asset Regulations (including any class that constitutes a Publicly-Offered Security), or (b) we will prohibit “benefit plan investors” from owning any class that does not constitute a Publicly-Offered Security. For purposes of the 25% test in the immediately preceding sentence, we will disregard equity interests held by persons (other than a Benefit Plan Investor) who has discretionary authority or control with respect to the assets of the Fund or any person who provides investment advice for a fee (direct or indirect) with respect to such assets, or any person, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with such person, (with “control” for this purpose means with respect to a person other than an individual, means the power to exercise a controlling influence over the management or policies of such person) (“Controlling Persons”) as contemplated by the Plan Asset Regulations. In this respect, in order to avoid the possibility that our assets could be treated as “plan assets,” within the meaning of the Plan Asset Regulations, until such time as each class of our Common Shares constitutes “Publicly-Offered Securities,” (i) we will require any person proposing to acquire any of the Class S, Class D and Class I Common Shares to furnish such information as may be necessary to determine whether such person is a Benefit Plan Investor or a Controlling Person, and (ii) we will have the power to (a) exclude any shareholder or potential shareholder from purchasing any of the Class S, Class D and Class I Common Shares, (b) prohibit any redemption of Class S, Class D or Class I Common Shares, and (c) redeem some or all Class S, Class D and Class I Common Shares held by any holder if, and to the extent that, our Board determines that there is a substantial likelihood that such holder’s purchase, ownership or redemption of Class S, Class D and Class I Common Shares would result in our assets to be characterized as plan assets under the Plan Asset Regulations, and each of the Class S, Class D and Class I Common Shares of the Fund shall be subject to such terms and conditions. After such time as all of Class S, Class D and Class I Common Shares (and any other equity interests in the Fund (if any)) constitute “Publicly-Offered Securities,” the Fund may no longer be required to limit or prohibit “benefit plan investors” from investing in the Fund.

Custodian, Transfer and Distribution Paying Agent and Registrar	November 2024

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by U.S. Bank Trust Company, National Association. The address of the custodian is 214 North Tryon Street, Charlotte, NC 28202-1078. U.S. Bancorp Fund Services, LLC will act as our Transfer Agent, distribution paying agent and registrar. The principal business address of our Transfer Agent is 615 East Michigan St., Milwaukee, WI 53202. U.S. Bank Trust Company and its affiliates are acting solely in the capacity of custodian, sub-administrator and Transfer Agent in connection with the offering of securities described herein, and have not endorsed, recommended or guaranteed the purchase, value or repayment of such securities.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our Board, if any, our Adviser will be primarily responsible for the execution of any publicly-traded securities portfolio transactions and the allocation of brokerage commissions. Our Adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our Adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Adviser may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the services provided.

EXPERTS

The financial statements of Antares Private Credit Fund as of September 30, 2024, and for the period from May 1, 2023 (inception) through September 30, 2024, included in this Prospectus, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements are included in reliance upon the report of such firm given their authority as experts in accounting and auditing.

LEGAL MATTERS

Dechert LLP, Washington, DC, acts as counsel to the Fund.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the Common Shares offered by this prospectus. The registration statement contains additional information about us and the Common Shares being offered by this prospectus.

We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains an internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Privacy Notice	November 2024

PRIVACY NOTICE

Antares Capital Credit Advisers LLC, together with any investment fund managed by it (each, a “Fund”), (collectively, “Antares”) are committed to maintaining the privacy of their current and prospective investors. Antares recognizes that you entrust Antares with highly confidential personal and financial information, and Antares understands that protecting and safeguarding this information is important.

In the course of processing your Subscription Agreement and the related documents herein, and its ongoing dealings with you as an investor, Antares may obtain non-public personal information about investors or prospective investors who are individual persons (“non-public personal information”). This information may include:

●	name,
●	address,
●	telephone number,
●	e-mail address,
●	taxpayer identification number,
●	account number,
●	transaction history, and
●	other personal information of such an investor or prospective investor.

Antares may collect non-public personal information in a variety of ways, including:

●	From you when you complete a Subscription Agreement, other forms and questionnaires or otherwise in the course of establishing an investor relationship with you.
●	From your transactions with a Fund, its affiliates or others, such as, for example, your investment and withdrawal history.

If you are a corporate investor (including, for these purposes, legal arrangements such as trusts or exempted limited partnerships) that provides a Fund with personal information on individuals connected to you for any reason in relation to your investment with that Fund, this Privacy Notice will be relevant for those individuals and you should transmit this document to such individuals or otherwise advise them of its content.

Antares may use your non-public personal information for marketing purposes as well as for internal administration and analysis and for everyday business purposes. Antares may share your non-public personal information with its affiliates in connection with servicing your account, and subject to applicable law, may provide you with information about products and services that Antares or its affiliates believe may be of interest to you. Antares’ affiliates, in turn, are not permitted to share your non-public personal information with non-affiliated entities, except as required or permitted by law. Antares does not disclose any non-public personal information about its investors or former investors to any nonaffiliated parties, except to third party service providers (such as administrators, accountants, auditors, bankers, prime brokers, insurers, lawyers, AML service providers, tax information service providers and other back-office service providers) who assist in the operation of its business, as permitted or required by law, or at your request/consent. Any transfer of personal information by a Fund or its duly authorized affiliates and/or delegates to countries not having an adequate level of protection shall be in accordance with the requirements of applicable law.

Privacy Notice	November 2024

Antares restricts access to non-public personal information about you to those employees, agents or other parties who need to know that information. Antares maintains physical, electronic and procedural safeguards to protect your non-public personal information. Antares’ Privacy Notice covers all individuals who are investors in a Fund, who have been investors in a Fund or who are considering an investment in a Fund.

Each Fund collects, stores and uses personal information for lawful purposes, including, in particular:

●	where this is necessary for the performance of its rights and obligations under the Subscription Agreement and/or its the constitutional and operational documents;
●	where this is necessary for compliance with a legal and regulatory obligation to which it is subject (such as compliance with anti-money laundering and FATCA/requirements); and/or
●	where this is necessary for the purposes of its legitimate interests and such interests are not overridden by your interests, fundamental rights or freedoms.

BY DISCLOSING YOUR NON-PUBLIC PERSONAL INFORMATION TO ANTARES, YOU CONSENT TO THE COLLECTION, STORAGE AND PROCESSING OF YOUR NON-PUBLIC PERSONAL INFORMATION BY ANTARES IN A MANNER CONSISTENT WITH THIS PRIVACY NOTICE.

This Privacy Notice is provided to you in accordance with the Securities and Exchange Commission’s Regulation S-P. Antares, or one of its affiliates, will provide you with a copy of its Privacy Notice annually, and if any material changes occur to its Privacy Notice, Antares will notify you as promptly as practicable of such changes. If you have any questions about this Privacy Notice, please contact Mike Donahoe, Chief Compliance Officer at the following contact information:

Mike Donahoe

Chief Compliance Officer

Antares Capital LP

320 South Canal Street, Ste 4200

Chicago, IL 60606

312-889-9920

Mike.Donahoe@Antares.com

ANTARES PRIVATE CREDIT FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and the Board of Trustees of Antares Private Credit Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Antares Private Credit Fund (the “Company”) as of September 30, 2024, the related statement of operations for the period from May 1, 2023 (inception) through September 30, 2024, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of September 30, 2024, and the results of its operations for the period from May 1, 2023 (inception) through September 30, 2024, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

New York, New York

November 4, 2024

We have served as the Company’s auditor since 2024.

ANTARES PRIVATE CREDIT FUND

Statement of Assets and Liabilities

Assets	September 30, 2024
Cash and cash equivalents	$25,000
Deferred offering costs	1,008,895
Receivable from adviser (Note 3)	424,736
Total assets	$1,458,631
Liabilities
Due to affiliates	$1,433,631
Total liabilities	$1,433,631
Commitment and contingencies (Note 4)
Net Assets
Class I shares, $0.01 par value; unlimited shares authorized; 1,000 shares issued and outstanding	$10
Paid-in capital in excess of par value	24,990
Total net assets	$25,000
Total liabilities and net assets	1,458,631
Net asset value per share	$25.00

See accompanying notes to the financial statements.

ANTARES PRIVATE CREDIT FUND

Statement of Operations

Period from May 1, 2023
(inception) to September 30,
2024
Income:	$—
Total income	$—
Expenses:
Organization costs (Note 2)	$424,736
Total expenses	$424,736
Reimbursable expenses paid by adviser (Note 3)	(424,736)
Net increase (decrease) in net assets resulting from operations	$—
Earnings per share – Basic and Diluted	N/A
Weighted Average Shares Outstanding – Basic and Diluted	1,000

See accompanying notes to the financial statements.

ANTARES PRIVATE CREDIT FUND

Notes to Financial Statements

1.	Business and Organization:

Antares Private Credit Fund (the “Company”) is a Delaware statutory trust formed on May 1, 2023. The Company was organized to provide risk-adjusted returns and current income to shareholders by investing primarily in loans to borrowers in the United States and Canada. The Company’s investment strategy focuses primarily on private credit investments structured as Portfolio Loans to U.S. borrowers. A “portfolio loan” is a senior secured loan, which may be first lien, second lien or unitranche loans, consisting of term loans and/or related delayed draw term loans and/or revolving loans, and each tranche of a senior secured loan acquired by the Company is referred to as a portfolio loan. The Company is expected to acquire Portfolio Loans that have been sourced and underwritten (i.e., evaluated for associated potential risks) by Antares Parties or by other loan originators that can include, among others, joint ventures in which one or more Antares Parties have interests.

The Company is a non-diversified, closed-end management investment company that intends to elect to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, the Company intends to elect to be treated and intends to comply with the requirements to qualify annually, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). The Company is externally managed by Antares Capital Credit Advisers LLC (the “Adviser”). The Investment Adviser is a registered investment adviser with the U.S. Securities and Exchange Commission (the “SEC”). As of September 30, 2024, the Company had not commenced its investing activities.

The Company will be a non-exchange traded, perpetual-life BDC, whose common shares are not listed for trading on a stock exchange or other securities market. The Company, as a perpetual- life BDC, will be an investment vehicle with indefinite duration.

The Company’s investment objectives are to provide risk-adjusted returns and current income to shareholders by investing primarily in loans to U.S. borrowers.

While the Company’s investment strategy primarily focuses on companies in the U.S., the Company can also invest in companies in Canada, Europe and other locations outside the U.S.

The Company’s investment strategy also includes a smaller allocation to more liquid credit investments such as broadly syndicated loans and corporate bonds, which may be used primarily to maintain liquidity for the Company’s share repurchase program and manage cash before investing subscription proceeds into originated loans, while also seeking attractive investment returns. The Company may also invest in publicly traded securities of larger corporate issuers on an opportunistic basis when market conditions create compelling potential return opportunities.

The Company anticipates that most of the portfolio loans will be senior secured loans consisting of term loans and/or related delayed draw term loans and/or revolving loans. A portion of the Company’s investments may be composed of “covenant-lite loans”. The companies to which portfolio loans are made typically enter into senior secured loans in order to acquire capital for growth, acquisitions, recapitalizations, refinancings and leveraged buyouts. Such loans typically pay interest at rates determined periodically on the basis of a floating base lending rate plus a premium. The Adviser will seek to build an attractive, diversified portfolio of loans which, after acquisition by the Company, will be subject to active monitoring by the Adviser’s or its affiliates’ credit analysts and management team. The Company anticipates that most of its debt investments will be unrated. When rated by a nationally recognized statistical ratings organization, the investments will generally carry a rating below investment grade (rated lower than “Baa3” by Moody’s Investor Service, Inc. or lower than “BBB-” by Standard & Poor’s Rating Services). Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value.

The Company may enter into interest rate, foreign exchange, and/or other derivative arrangements to hedge against interest rate, currency, and/or other credit related risks through the use of futures, swaps, options and forward contracts. These hedging activities will be subject to the applicable legal and regulatory compliance requirements; however, there can be no assurance any hedging strategy employed will be successful. The Company may also seek to borrow capital in local currency as a means of hedging non-U.S. dollar denominated investments.

ANTARES PRIVATE CREDIT FUND

Notes to Financial Statements

On August 29, 2023, an affiliate of the Adviser subscribed for 1,000 shares of the Company’s Class I common shares of beneficial interest at $25.00 per share.

The Company intends to form wholly owned subsidiaries for the purpose of holding certain investment in portfolio companies. As of September 30, 2024, no wholly owned subsidiaries had been formed. The Company will consolidate its wholly owned subsidiaries in its consolidated financial statements from the date of such a subsidiary’s formation.

2.	Significant Accounting Policies:

Basis of presentation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). The Company is considered an Investment Company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 and pursuant to Regulation S-X.

Use of estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions about future economic and market conditions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Although the Company’s estimates contemplate current conditions and how they expect them to change in the future, it is reasonably possible that actual results could differ from those estimates and such difference could be material.

Cash and Cash Equivalents

The Company defines cash equivalents as securities that are readily convertible into known amounts of cash and near maturity, that they present insignificant risk of changes in value because of changes in interest rates. Generally, only securities with a maturity of three months or less from the date of purchase would qualify, with limited exceptions. The Company deems that certain money market funds, U.S. Treasury bills, repurchase agreements, and other high- quality, short-term debt securities would qualify as cash equivalents.

Cash and cash equivalents are carried at cost, which approximates fair value. Cash equivalents amounting to $25,000 are invested in money market funds would be categorized as Level I under the ASC 820 fair value level hierarchy as of September 30, 2024.

Organization and Offering Expenses

Organization costs include costs relating to the formation and organization of the Company. Such costs are expensed as incurred.

Costs associated with the Company’s intended offering of Common Shares are capitalized and included as deferred offering costs on the Statement of Assets and Liabilities and will be amortized over a twelve-month period beginning on the date which the Company first accepts capital contribution from unaffiliated shareholders in the Private Offering.

Through September 30, 2024, the Company incurred $424,736 and $1,008,895 in organization costs and offering costs, respectively. These amounts are included in due to affiliates and deferred offering costs, respectively, as of September 30, 2024.

Income taxes

The Company intends to elect to be treated as a BDC under the 1940 Act. The Company also intends to elect to be treated, and intends to qualify each taxable year thereafter, as a RIC under the Code. So long as the Company maintains its status as a RIC, it generally will not pay corporate-level United States federal income taxes on any ordinary income or capital gains that it distributes at least annually to its shareholders as dividends. Rather, any tax liability related to income earned and distributed by the Company would represent obligations of the Company’s shareholders and would not be reflected in the financial statements of the Company.

ANTARES PRIVATE CREDIT FUND

Notes to Financial Statements

The Company evaluates tax positions taken or expected to be taken in the course of preparing its financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely- than-not” threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof.

To qualify for and maintain qualification as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, to qualify for RIC tax treatment, the Company must distribute to its shareholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” for that year (without regard to the deduction for dividends paid), which is generally its ordinary income plus the excess, if any, of its realized net short-term capital gains over its realized net long-term capital losses and (ii) its net tax-exempt income.

In addition, pursuant to the excise tax distribution requirements, the Company will be subject to a 4% non-deductible federal excise tax on undistributed income unless the Company distributes in a timely manner in each taxable year an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in prior years. For this purpose, however, any ordinary income or capital gain net income retained by the Company that is subject to corporate income tax is considered to have been distributed.

New accounting standards

Management does not believe any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the accompanying financial statements.

3.	Agreements and Related Party Transactions:

The Company entered a number of business relationships with affiliated or related parties, including the Investment Advisory Agreement and the Administration Agreement.

On October 16, 2024, the Company’s Board of Trustees approved an investment advisory agreement with the Adviser (“Investment Advisory Agreement”), pursuant to which the Adviser will manage the Company on a day-to-day basis. Under the terms of the Investment Advisory Agreement, the Adviser is responsible for determining the composition of the Company’s portfolio, identifying investment opportunities and making investment decisions, monitoring investments, performing due diligence on prospective portfolio companies, and negotiating, obtaining and managing financing facilities and other forms of leverage.

The Company will pay the Adviser fees for its services under the Investment Advisory Agreement. The fees consist of two components: a management fee and an incentive fee. The cost of both the Management Fee and the Incentive Fee will ultimately be borne by the Company’s shareholders. No base management or incentive fees will be paid to the Adviser until the commencement of the Company’s investment activities.

Management fee

The base management fee will be payable quarterly in arrears at an annual rate of 1.25% of the average of the Company’s net asset value as of the beginning of the first business day of the applicable month. For the first calendar month in which the Company has operations, net assets will be measured as the beginning net assets as of the date on which the Company breaks escrow. In addition, the Adviser has agreed to waive its management fee for six months following the date the Company’s registration statement on Form N-2, pursuant to which the Company will publicly offer its shares, is declared effective.

ANTARES PRIVATE CREDIT FUND

Notes to Financial Statements

Incentive fee

The incentive fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the incentive fee is based on a percentage of income and a portion is based on a percentage of capital gains, each described below.

Investment income incentive fee

The income based incentive fee will be based on “Pre-Incentive Fee Net Investment Income Returns” meaning dividends, cash interest or other distributions or other cash income and any third-party fees received from portfolio companies (such as upfront fees, commitment fees, origination fees, amendment fees, ticking fees and break-up fees, as well as prepayments premiums, but excluding fees for providing managerial assistance and fees earned by the Adviser or an affiliate in its capacity as an administrative agent, syndication agent, collateral agent, loan servicer or other similar capacity) accrued during the month, minus operating expenses for the month (including the Management Fee, taxes, any expenses payable under the Investment Advisory Agreement and Administration Agreement, any expense of securitizations, and interest expense or other financing fees and any dividends paid on preferred shares, but excluding the Incentive Fee and shareholder servicing and /or distribution fees). Pre- Incentive Fee Net Investment Income Returns includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind (“PIK”) interest and zero-coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from Pre-Incentive Fee Net Investment Income Returns.

Pre-Incentive Fee Net Investment Income Returns, expressed as a rate of return on the value of net assets at the end of the preceding quarter, is compared to a “hurdle rate” of return of 1.50% per quarter (6.0% annualized).

●	The Company will pay no Investment Income Incentive Fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which the Pre-Incentive Fee Net Investment Income Returns does not exceed the hurdle rate of 1.50% per quarter (6.0% annualized).

●	The Company will pay 100% of the dollar amount of the Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of 1.71% (6.86% annualized).

●	The Company will pay 12.5% of the dollar amount of the Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of 1.71% (6.86% annualized).

These calculations are pro-rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter.

Capital gains incentive fee

The capital gains incentive fee will be payable at the end of each calendar year in arrears. The amount payable will be equal to 12.5% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fee as calculated in accordance with U.S. GAAP.

For purposes of computing the Company’s investment income incentive fee and capital gains incentive fee, the calculation methodology will look through derivative financial instruments or swaps as if the Company owned the reference assets directly. The fees that are payable under the Investment Advisory Agreement for any partial period will be appropriately prorated.

The Adviser has agreed to waive its incentive fee for six months following the date the Company’s registration statement on Form N-2, pursuant to which the Company will publicly offer its shares, is declared effective.

ANTARES PRIVATE CREDIT FUND

Notes to Financial Statements

Administration agreement

On October 16, 2024, the Company’s Board of Trustees approved the administration agreement (the “Administration Agreement”) with Antares Capital Credit Advisers LLC (in such role, the “Administrator”). Under the terms of the Administration Agreement, the Administrator will provide, or oversee the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of net asset value, compliance monitoring (including diligence and oversight of the Company’s other service providers), preparing reports to shareholders and reports filed with the SEC, preparing materials and coordinating meetings of the Company’s Board of Trustees, managing the payment of expenses and the performance of administrative and professional services rendered by others and providing office space, equipment and office services.

The Company will reimburse the Administrator for its costs, expenses and allocable portion of overhead (including compensation of personnel performing administrative duties) in connection with the services performed for the Company pursuant to the terms of the Administration Agreement.

Sub-administration agreement

In addition, pursuant to the terms of the Administration Agreement, the Administrator may delegate its obligations under the Administration Agreement to an affiliate or to a third party and the Company will reimburse the Administrator for any services performed for the Company by such affiliate or third party.

The Administrator hired U.S. Bancorp Fund Services, LLC to assist with sub-administration and fund accounting services.

Licensing agreement

As part of the Investment Advisory Agreement, the Adviser, on behalf of Antares Holdings LP agreed to grant the Company a fully paid-up, royalty-free, non-exclusive, non-transferable license to use “Antares” for specified purposes in the Company’s business, during the term of the Investment Advisory agreement. Other than with respect to this limited license, the Company will have no legal right to the “Antares” name.

Expense support agreements

On October 16, 2024, the Company’s Board of Trustees approved an expense support and conditional reimbursement agreement (the “Expense Support Agreement”). Under the terms of the Expense Support Agreement, the Adviser will pay the Company’s total organization and offering expenses, professional fees, trustee fees, administration fees, and other general and administrative expenses of the Company on the Company’s behalf such that these operating expenses of the Company do not exceed 1.00% (on annualized basis) of the Company’s net asset value. Additionally, the Adviser may elect to pay certain additional expenses of the Company on the Company’s behalf. To the extent the Company’s net asset value increases, the Adviser or its affiliates may be reimbursed for past payments of excess organization and offering costs made on the Company’s behalf provided that the total organization and offering costs borne by the Company do not exceed 1.00% of the Company’s net asset value and provided further that the Adviser or its affiliates may not be reimbursed for payment of excess organization and offering expenses that were incurred more than three years prior to the proposed reimbursement.

In addition, the Company and the Adviser entered into a waiver letter agreement (the “Waiver Letter Agreement”), pursuant to which the Adviser agreed to waive any reimbursement by the Company for any of the Company’s organization expenses, operating expenses and offering expenses the Adviser incurs or has incurred on the Company’s behalf in an aggregate amount not to exceed $2,000,000. The Waiver Letter Agreement provides that, to the extent the Company’s net asset value increases, the Adviser may be reimbursed for past payments of excess organization, operating expenses and offering expenses made on the Company’s behalf, provided that the total organization, operating and offering expenses borne by the Company do not exceed 1.00% of the Company’s net asset value and provided further that the Adviser may not be reimbursed for payment of excess organization, operating and offering expenses that were incurred more than three years prior to the proposed reimbursement.

ANTARES PRIVATE CREDIT FUND

Notes to Financial Statements

4.	Commitments and Contingencies:

In the normal course of business, the Company may enter into contracts that provide a variety of general indemnifications. Any exposure to the Company under these arrangements could involve future claims that may be made against the Company. Currently, no such claims exist or are expected to arise and, accordingly, the Company has not accrued any liability in connection with such indemnifications.

5.	Share Repurchase Program

The Company will commence a share repurchase program, commencing the first quarter following the date on which unaffiliated investors first purchase the Common Shares, in which the Company intends to repurchase, in each quarter, up to 5% of the Common Shares outstanding as of the close of the previous calendar quarter. The Company’s Board of Trustees may amend, suspend or terminate the share repurchase program if it deems such action to be in the best interest of the Company and the best interest of the Company’s shareholders. As a result, share repurchases may not be available each semi-annual period. The Company intends to conduct such repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Securities Exchange Act of 1934, as amended, and the 1940 Act. All shares purchased pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares.

Under the Company’s share repurchase program, to the extent the Company offers to repurchase Common Shares in any particular quarter, Common Shares that have not been outstanding for at least one year will be repurchased at 98% of the relevant NAV (an “Early Repurchase Deduction”).

6.	Net Assets:

In connection with its formation, the Company has the authority to issue an unlimited number of common shares of beneficial interest at $0.01 per share par value. On August 29, 2023, an affiliate of the Adviser subscribed for 1,000 shares of the Company’s Class I common shares of beneficial interest at $25.00 per share.

The Company intends to offer on a continuous basis up to $2,000,000,000 of common shares of beneficial interest at $0.01 per share par value. The Company expects to offer to sell a combination of three separate classes of common shares: Class S shares, Class D shares and Class I shares, with a dollar value up to the maximum offering amount. The share classes have different ongoing shareholder servicing and/or distribution fees. The per share purchase price for Common Shares in the Company’s primary offering will be equal to the Company’s net asset value (“NAV”) per share, as of the effective date of the monthly share purchase date.

7.	Subsequent Events:

Management evaluated subsequent events through November 4, 2024, the date the financial statements were available to be issued and has determined that there are no subsequent events outside the ordinary scope of business that require adjustment to, or disclosure in, the financial statements, other than those disclosed below.

On October 9, 2024, APCF Equity Holdings LLC, a Delaware limited liability company, was formed for the purpose of holding certain investments in portfolio companies, as a wholly owned subsidiary of the Company. The Company will consolidate its wholly owned subsidiary in consolidated financial statements from the date of the subsidiary’s formation.

Antares Private Credit Fund | Subscription Agreement

Antares Private Credit Fund

Subscription Agreement

1 | Your Investment

Investment Amount $

Investment Type☐  Initial Investment☐  Additional Investment

Share Class (Must select one)

☐ Class S	☐ Class D	☐ Class I
$2,500 minimum initial investment	$2,500 minimum initial investment	$1,000,000 minimum initial investment[1]

2 | Form of Ownership

See Appendix A for supplemental document requirements by investor type.

Individual/Joint Accounts	Retirement Accounts	Entity Accounts
☐ Individual	☐ IRA	☐ Trust
☐ Joint Tenant with Rights of Survivorship	☐ Roth IRA	☐ C Corporation
☐ Tenants in Common	☐ SEP IRA	☐ S Corporation
☐ Community Property	☐ Rollover IRA	☐ Partnership
☐ Uniform Gift/Transfer to Minors	☐ Inherited IRA	☐ Limited Liability Corporation
State:	☐ Other:

Brokerage Account Number:	Custodian Account Number:	Brokerage Account Number:

Custodian Name:

Custodian Tax ID:

Please print, sign, and scan this page if applicable.

X
Custodian Signature/Stamp

1 Unless otherwise waived.

Antares Private Credit Fund | Subscription Agreement

3 | Investor Information

The information provided in this section must be compliant with IRS Form W-9 and related instructions (see www.irs.gov for instructions). Legal addresses must include a residential street address (P.O. boxes will not be accepted).

1.	Primary Account Holder/Minor (if Uniform Gift/Transfer to Minors Account)/Trustee/Authorized Signatory

Name (first, middle, last)
Social Security Number	Date of Birth (mm/dd/yyyy)
Legal Street Address	City	State	Zip
Mailing Street Address	City	State	Zip
Email Address	Phone Number

Please indicate if you are a:

☐ U.S. Citizen	☐ Resident Alien	☐ Non-Resident Alien	Country of Citizenship if non-U.S. Citizen
(A completed applicable Form W-8 is required for subscription)

2.	Joint Account Holder/Custodian (if Uniform Gift/Transfer to Minors Account)/Co-Trustee/Authorized Signatory

Name (first, middle, last)
Social Security Number	Date of Birth (mm/dd/yyyy)
Legal Street Address	City	State	Zip
Mailing Street Address	City	State	Zip
Email Address	Phone Number

Please indicate if you are a:

☐ U.S. Citizen	☐ Resident Alien	☐ Non-Resident Alien	Country of Citizenship if non-U.S. Citizen
(A completed applicable Form W-8 is required for subscription)

3.	Joint Account Holder/Co-Trustee/Authorized Signatory

Name (first, middle, last)
Social Security Number	Date of Birth (mm/dd/yyyy)
Legal Street Address	City	State	Zip
Mailing Street Address	City	State	Zip
Email Address	Phone Number

Please indicate if you are a:

☐ U.S. Citizen	☐ Resident Alien	☐ Non-Resident Alien	Country of Citizenship if non-U.S. Citizen
(A completed applicable Form W-8 is required for subscription)

Antares Private Credit Fund | Subscription Agreement

Entity Information (only required for entity account types)

Entity Name
Tax ID Number	Date of Formation (mm/dd/yyyy)
Legal Street Address	City	State	Zip
Country of Domicile (Form W-8 required for non-U.S.)
Exemptions per Form W-9 (see Form W-9 instructions at www.irs.gov)
Exemptions for FATCA Reporting Code (if any)

Please indicate if you are a:             ☐ Pension Plan            ☐ Profit Sharing Plan            ☐ Not-for-Profit Organization

4 | Transfer on Death Beneficiary Information (Optional for Individual/Joint Accounts)

Please designate the beneficiary information for your account. If completed, all information is required. Secondary beneficiary information may only include whole percentages and must total 100%. (Not available for Louisiana residents).

☐ Primary
First Name	MI	Last Name	SSN	Date of Birth	☐ Secondary %
☐ Primary
First Name	MI	Last Name	SSN	Date of Birth	☐ Secondary %
☐ Primary
First Name	MI	Last Name	SSN	Date of Birth	☐ Secondary %

5 | ERISA Plan Asset Regulations

Are you a “benefit plan investor”2 within the meaning of the Plan Asset Regulations3 or will you use the assets of a “benefit plan investor” to invest in Antares Private Credit Fund?                   ☐ Yes               ☐  No

2 The term “benefit plan investor” includes, for e.g.: (i) an “employee benefit plan” as defined in section 3(3) of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject to Title I of ERISA (such as employee welfare benefit plans (generally, plans that provide for health, medical or other welfare benefits) and employee pension benefit plans (generally, plans that provide for retirement or pension income)); (ii) “plans” described in section 4975(e)(1) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), that is subject to section 4975 of the Code (including, for e.g., an “individual retirement account”, an “individual retirement annuity”, a “Keogh” plan, a pension plan, an Archer MSA described in section 220(d) of the Code, a Coverdell education savings account described in section 530 of the Code and a health savings account described in section 223(d) of the Code) and (iii) an entity that is, or whose assets would be deemed to constitute the assets of, one or more “employee benefit plans” or “plans” (such as for e.g., a master trust or a plan assets fund) under ERISA or the Plan Asset Regulations.

3 “Plan Asset Regulations” means the regulations issued by the United States Department of Labor at Section 2510.3-101 of Part 2510 of Chapter XXV, Title 29 of the United States Code of Federal Regulations, as modified by Section 3(42) of ERISA, as the same may be amended from time to time.

Antares Private Credit Fund | Subscription Agreement

6 | Distribution Instructions

You are automatically enrolled in our Distribution Reinvestment Plan, unless you are a resident of ALABAMA, ARKANSAS, CALIFORNIA, IDAHO, KANSAS, KENTUCKY, MAINE, MARYLAND, MASSACHUSETTS, NEW JERSEY, NORTH CAROLINA, OHIO, OREGON, TENNESSEE, VERMONT or WASHINGTON.

☐ If you are not a resident of the states listed above, you are automatically enrolled in the Distribution Reinvestment Plan. PLEASE CHECK HERE IF YOU DO NOT WISH TO BE ENROLLED in the Distribution Reinvestment Plan and complete the cash distribution information in the box below. For IRA (custodial held accounts), if you elect cash distributions, the funds must be sent to the custodian on a direct deposit basis.

Direct Deposit to third party financial institution (complete section below)

I authorize Antares Private Credit Fund or its agent to deposit my distribution into my checking or savings account. This authority will remain in force until I notify Antares Private Credit Fund in writing to cancel it. In the event that Antares Private Credit Fund deposits funds erroneously into my account, they are authorized to debit my account for an amount not to exceed the amount of the erroneous deposit.

Name of Financial Institution
Mailing Address	City	State	Zip Code

ABA Routing Number
Account Number
Mail a check to Primary Account Holder mailing address
Mail a Check to Entity legal address

☐  If you are a resident of Alabama, Arkansas, California, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oregon, Tennessee, Vermont or Washington, you are not automatically enrolled in the Distribution Reinvestment Plan. PLEASE CHECK HERE IF YOU WISH TO ENROLL in the Distribution Reinvestment Plan. You will automatically receive cash distributions unless you elect to enroll in the Distribution Reinvestment Plan.

7 | Investment Funding Method

☐ Broker/Financial Advisor will make payment on your behalf	☐ By Wire: Please wire funds according to the instructions below. Name: [ ] Bank Name: [ ] ABA: [ ] Account No.: [ ] Beneficiary: [ ] Reference: A/C Name: [ ] SEI No. [ ]	☐ By Check: Please attach your check[4] to this agreement and make payable to: [ ]

8 | Electronic Delivery Consent (Optional)

Instead of receiving paper copies of the prospectus, prospectus supplements, annual reports, proxy statements, and other shareholder communications and reports, you may elect to receive electronic delivery of shareholder communications from Antares Private Credit Fund. If you would like to consent to electronic delivery, including pursuant to email, please sign below.

4 Only personal, same name checks are accepted.

Antares Private Credit Fund | Subscription Agreement

By consenting below to electronically receive shareholder communications, including your account-specific information, you authorize said offering(s) to either (i) email shareholder communications to you directly or (ii) make them available on our website and notify you by email when and where such documents are available. You will not receive paper copies of these electronic materials unless specifically requested, the delivery of electronic materials is prohibited or we, in our sole discretion, elect to send paper copies of the materials.

By consenting to electronic access, you will be responsible for certain costs, such as your customary internet service provider charges, and may be required to download software in connection with access to these materials. You understand this electronic delivery program may be changed or discontinued and that the terms of this agreement may be amended at any time. You understand that there are possible risks associated with electronic delivery such as emails not transmitting, links failing to function properly and system failure of online service providers, and that there is no warranty or guarantee given concerning the transmissions of email, the availability of the website, or information on it, other than as required by law.

Please print, sign, and scan this page of applicable.

X
Owner or Authorized Person Signature	Date (mm/dd/yyyy)

Antares Private Credit Fund | Subscription Agreement

9.a | Subscriber Representations

Antares Private Credit Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and social security/taxpayer identification number. We may also ask to see other identifying documents. If you do not provide the information, Antares Private Credit Fund may not be able to open your account. By signing the Subscription Agreement, you agree to provide this information and confirm that this information is true and correct. If we are unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if we believe we have identified potentially criminal activity, we reserve the right to take action as we deem appropriate which may include closing your account.

Please separately initial each of the representations below. Except in the case of fiduciary accounts, you may not grant any person a power of attorney to make the representations on your behalf.

In order to induce Antares Capital Credit Advisers LLC to accept this subscription, I (we) hereby represent and warrant as follows (Each account holder must hand-initial representations 1 – 9, to the extent applicable):

	Primary Investor	Co- Investor	Co- Investor
1. I (we) have received the prospectus (as amended or supplemented) for Antares Private Credit Fund at least five business days prior to the date hereof.

2.

I (we) have (A) a minimum net worth (not including home, home furnishings and personal automobiles) of at least $250,000, or (B) a minimum net worth (as previously described) of at least $70,000 and a minimum annual gross income of at least $70,000. If I am an entity that was formed for the purpose of purchasing shares, each individual that owns an interest in the entity meets this requirement.[5]

3.

I am (we are) a resident of Alabama, California, Idaho, Iowa, Kansas, Kentucky, Maine, Massachusetts, Michigan, Missouri, Nebraska, New Jersey, New Mexico, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Puerto Rico, Tennessee, or Vermont and in addition to the general suitability requirements described above, I meet the higher suitability requirements, if any, imposed by my state of primary residence as set forth in the prospectus under “SUITABILITY STANDARDS.” If I am an entity that was formed for the purpose of purchasing shares, each individual that owns an interest in the entity meets this requirement.

4.

I am (we are) domiciled or have a registered office in the European Economic Area or in the United Kingdom, and qualify as (i) a “professional investor,” within the meaning of Annex II to Directive 2014/65/EU or the United Kingdom Alternative Investment Fund Managers Regulations 2013 (SI 2013/1773) as amended, as applicable, or (ii) a “certified sophisticated investor” as defined under the Financial Services and Markets Act 2000 of the United Kingdom.

5.I acknowledge that there is no public market for the shares, shares of this offering are not liquid and appropriate only as a long-term investment.

6.I am purchasing the shares for my own account, or if I am purchasing shares on behalf of a trust or other entity of which I am a trustee or authorized agent, I have due authority to execute this subscription agreement and do hereby legally bind the trust or other entity of which I am trustee or authorized agent.

7.I acknowledge that Antares Private Credit Fund may enter into transactions with the Adviser’s affiliates that involve conflicts of interest as described in the prospectus.

5 In the case of sales to fiduciary accounts, the minimum standards set forth in the prospectus under “SUITABILITY STANDARDS” shall be met by the beneficiary, the fiduciary, account, or, by the donor or grantor, who directly or indirectly supplies the funds to purchase the shares if the donor or grantor is the fiduciary.

Antares Private Credit Fund | Subscription Agreement

8.I acknowledge that subscriptions must be submitted at least five business days prior to first day of each month and my investment will be executed as of the first day of the applicable month at the NAV per share as of the day preceding day. I acknowledge that I will not know the NAV per share at which my investment will be executed at the time I subscribe and the NAV per share as of the last day of each month will generally be made available at [ ] within 20 business days of the last day of each month.

9.I acknowledge that my subscription request will not be accepted any earlier than two business days before the first calendar day of each month. I acknowledge that I am not committed to purchase shares at the time my subscription order is submitted and I may cancel my subscription at any time before the time it has been accepted as described in the previous sentence. I understand that I may withdraw my purchase request by notifying the transfer agent at 1-888-484-1944 or through my financial intermediary.

Antares Private Credit Fund | Subscription Agreement

9.b | Additional Subscriber Representations and Signatures

For purposes of determining whether you satisfy the standards below, your net worth is calculated excluding the value of your home, home furnishings and automobiles, and, unless otherwise indicated, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable investments. Please separately initial each of the representations below. Except in the case of fiduciary accounts, you may not grant any person a power of attorney to make the representations on your behalf.

Investors in the following states have the additional suitability standards as set forth below.

	Primary Investor	Co- Investor	Co- Investor

If I am an Alabama resident, in addition to the suitability standards set forth above, an investment in Antares Private Credit Fund will only be sold to me if I have a liquid net worth of at least 10 times my investment in Antares Private Credit Fund and its affiliates.

If I am a California resident, in addition to the suitability standards set forth above, I may not invest more than 10% of my liquid net worth in Antares Private Credit Fund.

If I am an Idaho resident, I must have either (a) a liquid net worth of $85,000 and annual gross income of $85,000 or (b) a liquid net worth of $300,000. Additionally, the total investment in Antares Private Credit Fund shall not exceed 10% of my liquid net worth. For these purposes, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

If I am an Iowa resident, I (i) have either (a) an annual gross income of at least $100,000 and a net worth of at least $100,000, or (b) a net worth of at least $350,000 (net worth should be determined exclusive of home, auto and home furnishings); and (ii) limit my aggregate investment in this offering and in the securities of other non-traded business development companies to 10% of my liquid net worth (liquid net worth should be determined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities).

If I am a Kansas resident, I understand that it is recommended by the Office of the Kansas Securities Commissioner that Kansas investors limit their aggregate investment in our securities and other similar investments to not more than 10% of their liquid net worth. Liquid net worth shall be defined as that portion of the purchaser’s total net worth that is comprised of cash, cash equivalents, and readily marketable securities, as determined in conformity with GAAP.

If I am a Kentucky resident, I may not invest more than 10% of my liquid net worth in Antares Private Credit Fund or its affiliates. “Liquid net worth” is defined as that portion of net worth that is comprised of cash, cash equivalents and readily marketable securities.

If I am a Massachusetts resident, in addition to the suitability standards set forth above, I may not invest more than 10% of my liquid net worth in Antares Private Credit Fund and in other illiquid direct participation programs. For these purposes, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable investments.

If I am a Missouri resident, in addition to the suitability standards set forth above, no more than 10% of my liquid net worth shall be invested in the securities being registered in this offering.

If I am a Nebraska resident, I must limit my aggregate investment in this offering and the securities of other business development companies to 10% of my net worth. If I am an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended, I am not subject to the foregoing investment concentration limit.

Antares Private Credit Fund | Subscription Agreement

If I am a New Jersey resident, (1) I have either (a) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of not less than $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, my total investment in Antares Private Credit Fund, its affiliates and other non-publicly traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed 10% of my liquid net worth, and (2), I understand that although Antares Capital Credit Advisers LLC, the investment adviser to Antares Private Credit Fund (the “investment adviser”), will advance all organization and offering expenses of Antares Private Credit Fund, and may elect to pay certain of Antares Private Credit Fund’s expenses, Antares Private Credit Fund is obligated to reimburse the investment adviser, and this will reduce the returns available to investors.

Additionally, I acknowledge that if I buy Class S shares or Class D shares through certain financial intermediaries, they may directly charge me transaction or other fees, including upfront placement or brokerage commissions, in such amounts as they may determine, provided that they limit such charges to a 3.5% cap on NAV for Class S shares and a 1.5% cap on NAV for Class D shares.

If I am a New Mexico resident, in addition to the general suitability standards listed above, I may not invest, and I may not accept from an investor more than ten percent (10%) of my liquid net worth in shares of Antares Private Credit Fund, its affiliates and in other non-traded business development companies. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities.

If I am a North Dakota resident, I have a net worth of at least ten times my investment in Antares Private Credit Fund.

If I am an Ohio resident, my investment in Antares Private Credit Fund, its affiliates and other non-traded real estate investment programs may not exceed 10% of my liquid net worth. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles minus total liabilities) that is comprised of cash, cash equivalents, and readily marketable securities.

If I am an Oklahoma resident, my investment in Antares Private Credit Fund may not exceed 10% of my liquid net worth.

If I am an Oregon resident, in addition to the suitability standards set forth above, I may not invest more than 10% of my liquid net worth in Antares Private Credit Fund. Liquid net worth is defined as net worth excluding the value of the investor’s home, home furnishings and automobile.

If I am a Pennsylvania resident, I may not invest more than 10% of my liquid net worth in Antares Private Credit Fund.

If I am a Puerto Rico resident, I may not invest more than 10% of my liquid net worth in Antares Private Credit Fund, its affiliates and other non-traded business development companies. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles minus total liabilities) consisting of cash, cash equivalents and readily marketable securities.

If I am a Tennessee resident, I must have a liquid net worth of at least ten times my investment in Antares Private Credit Fund.

If I am a Vermont resident, and I am an accredited investor in Vermont, as defined in 17 C.F.R. § 230.501, I may invest freely in this offering. In addition to the suitability standards described above, if I am a non-accredited Vermont investor, I may not purchase an amount in this offering that exceeds 10% of my liquid net worth. For these purposes, “liquid net worth” is defined as an investor’s total assets (not including home, home furnishings or automobiles) minus total liabilities.

Antares Private Credit Fund | Subscription Agreement

If you do not have another broker-dealer or other financial intermediary introducing you to Antares Private Credit Fund, then Quasar Distributors, LLC may be deemed to be acting as your broker-dealer of record in connection with any investment in Antares Private Credit Fund. For important information in this respect, see Section 10 below.

I declare that the information supplied in this Subscription Agreement is true and correct and may be relied upon by Antares Private Credit Fund. I acknowledge that the Broker/Financial Advisor indicated in Section 10 of this Subscription Agreement and its designated clearing agent, if any, will have full access to my account information, including the number of shares I own, tax information (including the Form 1099) and redemption information. Investors may change the Broker/Financial Advisor of record at any time by contacting Antares Private Credit Fund Investor Relations at the number indicated below at any time by contacting the transfer agent at 1-888-484-1944.

SUBSTITUTE IRS FORM W-9 CERTIFICATIONS (required for U.S. investors):

Under penalties of perjury, I certify that:

1.

The number shown on this Subscription Agreement is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2.

I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRA has notified me that I am no longer subject to backup withholding; and

3.

I am a U.S. citizen or other U.S. person (including a resident alien) (defined in IRS Form W-9; and

4.

The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

Each Account Holder/Trustee/Authorized Signatory must sign below. Please print, sign, and scan this page if applicable.

(Custodians must sign in Section 2 on a custodial account)

X
Owner or Authorized Person Signature	Date (mm/dd/yyyy)

X
Co-Investor or Authorized Person Signature	Date (mm/dd/yyyy)

X
Co-Investor or Authorized Person Signature	Date (mm/dd/yyyy)

Antares Private Credit Fund | Subscription Agreement

10 | Broker/Financial Advisor Information and Signature

The Financial Advisor must sign below to complete the order. The Financial Advisor hereby warrants that he/she is duly licensed and may lawfully sell shares in the state designated as the investor’s legal residence.

Broker	Financial Advisor Name

Advisor Mailing Address

City	State	Zip Code

Financial Advisor Number	Branch Number	Telephone Number

Operations Contact Name	Operations Contact Email Address

Please note that unless previously agreed to in writing by Antares Private Credit Fund, all sales of securities must be made through a Broker, including when an RIA has introduced the sale. In all cases, Section 10 must be completed.

The undersigned confirm(s), which confirmation is made on behalf of the Broker with respect to sales of securities made through a Broker, that they (i) have reasonable grounds to believe that the information and representations concerning the investor identified herein are true, correct and complete in all respects; (ii) have discussed such investor’s prospective purchase of shares with such investor; (iii) have advised such investor of all pertinent facts with regard to the lack of liquidity and marketability of the shares; (iv) have delivered or made available a current prospectus and related supplements, if any, to such investor; (v) have reasonable grounds to believe that the investor is purchasing these shares for his or her own account; (vi) have reasonable grounds to believe that the purchase of shares is a suitable investment for such investor, that such investor meets the suitability standards applicable to such investor set forth in the prospectus and related supplements, if any, and that such investor is in a financial position to enable such investor to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto; and (vii) have advised such investor that the shares have not been registered and are not expected to be registered under the laws of any country or jurisdiction outside of the United States except as otherwise described in the prospectus. The undersigned Broker, Financial Advisor or Financial Representative listed in Section 10 further represents and certifies that, in connection with this subscription for shares, he/she has complied with and has followed all applicable policies and procedures of his or her firm relating to, and performed functions required by, federal and state securities laws, rules promulgated under the Securities Exchange Act of 1934, as amended, including, but not limited to Rule 151-1 (“Regulation Best Interest”) and FINRA rules and regulations including, but not limited to Know Your Customer, Suitability and PATRIOT Act (Anti Money Laundering, Customer Identification) as required by its relationship with the investor(s) identified on this document.

THIS SUBSCRIPTION AGREEMENT AND ALL RIGHTS HEREUNDER SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE.

If you want to receive financial advice regarding a prospective investment in the shares, contact your broker-dealer or other financial intermediary.

Please print, sign, and scan this page if applicable.

X
Financial Advisor/Representative Signature	Date (mm/dd/yyyy)

Antares Private Credit Fund | Subscription Agreement

11 | Other Important Information

If investors participating in the Distribution Reinvestment Plan or making subsequent purchases of shares of Antares Private Credit Fund experience a material adverse change in their financial condition or can no longer make the representations or warranties set forth in Section 9 above, they are asked to promptly notify Antares Private Credit Fund and the Broker in writing. The Broker may notify Antares Private Credit Fund if an investor participating in the Distribution Reinvestment Plan can no longer make the representations or warranties set forth in Section 9 above, and Antares Private Credit Fund may rely on such notification to terminate such investor’s participation in the Distribution Reinvestment Plan.

No sale of shares may be completed until at least five business days after you receive the final prospectus. Subscribers are encouraged to read the prospectus in its entirety for a complete explanation of an investment in the shares of Antares Private Credit Fund.

To be accepted, a subscription request must be made with a completed and executed Subscription Agreement in good order and payment of the full purchase price at least five business days prior to the first calendar day of the month (unless waived). All items on the Subscription Agreement, other than those marked optional, must be completed in order for your Subscription Agreement to be processed. You will receive a written confirmation of your purchase.

The Fund and the Distributor will direct any dealers to, upon receipt of any and all checks, drafts, and money orders received from prospective purchasers of shares, transmit same together with a copy of this executed Subscription Agreement or copy of the signature page of such agreement, stating among other things, the name of the purchaser, current address, and the amount of the investment to U.S Bancorp Fund Services LLC (a) by the end of the next business day following receipt where internal supervisory review is conducted at the same location at which subscription documents and checks are received, or (b) by the end of the second business day following receipt where internal supervisory review is conducted at a different location than which subscription documents and checks are received.

Return the completed Subscription Agreement to:

Antares Private Credit Fund
c/o Transfer Agent
615 East Michigan St.

Milwaukee, WI 53202.

Appendix A | Supporting Document Requirements
Please provide the following supporting documentation based on your account type.
Individual	● If a non-U.S. person, Form W-8BEN
Joint (including JTWROS, Tenants in Common, Community Property)	● For each non-U.S. Person account holder, Form W-8BEN
IRA (including ROTH, SEP, Rollover, Inherited)	● None
Trust	● Certificate of Trust or Declaration of Trust ● Appropriate W-8 series form (see https://www.irs.gov/forms-pubs/about-form-w-8)
Corporation (including C Corp., S Corp., LLC)	● Formation documents ● Articles of incorporations ● Authorized signatory list ● Appropriate W-8 series form (see https://www.irs.gov/forms-pubs/about-form-w-8)
Partnership	● Formation documents ● Authorized signatory list ● Appropriate W-8 series form (see https://www.irs.gov/forms-pubs/about-form-w-8)

APPENDIX B: SUPPLEMENTAL PERFORMANCE INFORMATION OF THE ADVISER

The Fund is a recently organized investment company with no operating history that has elected to be regulated as a BDC under the 1940 Act. The performance information presented below is for funds and accounts currently or previously advised by an affiliate of the Adviser (the “Related Adviser”), that have investment strategies that are substantially similar to the investment strategies of the Fund and have substantially the same persons responsible for day-to-day portfolio management decisions (collectively, “Similar Accounts”). Performance information is presented for funds and accounts that invest primarily in secured debt investments with a focus on originated transactions, including first and/or second lien senior secured loans and unitranche loans, consisting of term loans and/or related delayed draw term loans and/or revolving loans, with the use of leverage facilities, such as asset based loans and collateralized loan obligations (“CLOs”), to partially finance their debt investments, and in certain instances, the use of subscription facilities to finance capital activities. The Similar Accounts represent all funds and accounts managed by the Related Adviser or its affiliates that have substantially similar investment strategies to the investment strategies of the Fund that use all or some of the financing described above.

This supplemental performance information is provided to illustrate the past performance of the Related Adviser (which has overlapping portfolio management teams with the Adviser) and its affiliates, in managing funds and accounts with investment strategies that are substantially similar to the investment strategies of the Fund.

The performance of the Similar Accounts presented below is not the historical performance of the Fund and should not be considered a substitute for the Fund’s own performance. Past performance is not a reliable indicator of future performance.

The Similar Accounts are not subject to the same investment limitations, leverage restrictions, diversification requirements and other restrictions imposed on BDCs by the 1940 Act and RICs under the Code. Therefore, if the Similar Accounts were operated under such regulations, their returns might have been different. The fees and expenses of each of the Similar Accounts may differ and the Fund may be higher than the Similar Accounts. Had the Similar Accounts’ performance reflected the anticipated fees and expenses of the Fund, their performance may have been lower. In addition, although the Similar Accounts have substantially similar investment strategies to the investment strategies of the Fund, the Fund will not always make the same investments as any of the Similar Accounts, and, therefore, the investment performance of the Fund will differ from the investment performance of the Similar Accounts.

The following table sets forth the historical “Net Total Return” of the Similar Accounts for periods ending June 30, 2024.

Similar Accounts

	1-year	3-year	5-year	Since Inception (January 2019)
Net Total Return	22.5%	15.9%	16.0%	16.0%

The Similar Accounts include closed end funds where performance is presented on an internal rate of return basis. For purposes of this representation, annualized returns for the Similar Accounts are calculated by linking weighted fund quarterly returns to present a Net Total Return equivalent. Returns for periods over one year are annualized. The historical performance presented above does not reflect the impact of any sales load, brokerage commissions, distribution fees or servicing fees.

“Net Total Return” is presented after management fees, organizational expenses, fund expenses, and carry but before any taxes or tax withholding incurred by investors.

B-1

Antares Private Credit Fund

Maximum Offering of $2,000,000,000 in Common Shares

PRELIMINARY PROSPECTUS

You should rely only on the information contained in this prospectus. No intermediary, salesperson or other person is authorized to make any representations other than those contained in this prospectus and supplemental literature authorized by Antares Private Credit Fund and referred to in this prospectus, and, if given or made, such information and representations must not be relied upon. This prospectus is not an offer to sell nor is it seeking an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or any sale of these securities. You should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

[  ], 2024

PART C

Other Information

Item 25. Financial Statements and Exhibits

(1)	Financial Statements

The following financial statements of Antares Private Credit Fund are included in Part A of this Registration Statement.

(2)	Exhibits
(a)(1)	Certificate of Trust of the Registrant*
(a)(2)	Declaration of Trust of the Registrant*
(a)(3)	Amended and Restated Declaration of Trust of the Registrant*
(b)	Bylaws of the Registrant*
(d)	Form of Subscription Agreement (included in the Prospectus as Appendix A)
(e)	Distribution Reinvestment Plan*
(g)	Investment Advisory Agreement*
(h)(1)	Distribution Agreement with Distributor*
(h)(2)	Distribution Services Agreement with Distributor *
(h)(3)	Form of Dealer Agreement*
(h)(4)	Distribution and Servicing Plan of the Registrant*
(j)(1)	Custody Agreement*
(j)(2)	Document Custody Agreement*
(k)(1)	Administration Agreement*
(k)(3)	Transfer Agent Servicing Agreement*
(k)(4)	Multiple Class Plan*
(k)(5)	Expense Support and Conditional Reimbursement Agreement*
(k)(6)	Fee Waiver Letter Agreement*
(l)	Opinion of Dechert LLP*
(n)	Consent of Independent Registered Public Accounting Firm*
(p)	Subscription Agreement for Seed Capital*
(r)(1)	Code of Ethics of the Fund*
(r)(2)	Code of Ethics of the Adviser*
(s)(1)	Powers of Attorney*
(s)(2)	Calculation of Filing Fee Tables*
*	Filed herewith.

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses of Issuance and Distribution

SEC registration fee	$306,200
FINRA filing fee	$225,500
Legal	$2,000,000	*
Printing	$100,000	*
Accounting	$20,000	*
Blue Sky Expenses	$300,000	*
Advertising and sales literature	$200,000	*
Due Diligence	$300,000	*
Miscellaneous fees and expenses	$834,100	*
Total	$4,285,800
*	Estimated

Item 28. Persons Controlled by Or Under Common Control

The following list sets forth each of our subsidiaries, the state or country under whose laws the subsidiary is organized, and the percentage of voting securities or membership interests owned by us in such subsidiary:

(i)APCF Funding SPV LLC is a Delaware LLC 100% owned by Antares Private Credit Fund.

(ii)APCF Equity Holdings LLC is a Delaware LLC 100% owned by Antares Private Credit Fund.

(iii)APCF Masterfund LLC is a Delaware LLC 100% owned by Antares Private Credit Fund.

Item 29. Number of Holders of Securities

The following table sets forth the number of record holders of the Registrant’s common shares at November 5, 2024.

Number of
Record
Title of Class	Holders
Common shares of beneficial interest, $0.01 par value	9

Item 30. Indemnification

The information contained under the heading “Description of our Common Shares.” “Advisory Agreement and Administration Agreement” and “Plan of Distribution—Indemnification” in this Registration Statement is incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant expects to obtain liability insurance for the benefit of its Trustees and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis.

Item 31. Business and Other Connections of Adviser

A description of any other business, profession, vocation or employment of a substantial nature in which Antares Capital Credit Advisers LLC, and each managing director, director or executive officer of Antares Capital Credit Advisers LLC, is or has been, during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “Management of the Fund.” Additional information regarding Antares Capital Credit Advisers LLC and its officers and managing member is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 812-15464), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant: Antares Capital Credit Advisers LLC, 320 South Canal Street, Ste 4200, Chicago, IL 60606;
(2)	the transfer agent: U.S. Bancorp Fund Services, LLC, 615 East Michigan St., Milwaukee, WI 53202;
(3)	the Custodian: U.S. Bank Trust Company, 214 North Tryon Street, Charlotte, NC 28202-1078;
(4)	the Adviser: Antares Capital Credit Advisers LLC 320 South Canal Street, Ste 4200, Chicago, IL 60606; and
(5)	the Administrator: Antares Capital Credit Advisers LLC 320 South Canal Street, Ste 4200, Chicago, IL 60606.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

We hereby undertake:

(1)    to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement

(i)to include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii)to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(iii)to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2)    that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment will be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time will be deemed to be the initial bona fide offering thereof;

(3)    to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(4)    that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C [17 CFR 230.430C]: Each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430B or other prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(5)    that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities: the undersigned Registrant undertakes that in an offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i)any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(ii)free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrants;

(iii)the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iv)any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(6)    to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), the Registrant has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois on the 8th day of November, 2024.

ANTARES PRIVATE CREDIT FUND

By:	/s/ Vivek Mathew
Name:	Vivek Mathew
Title:	Chief Executive Officer, President and Trustee

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacity and on the date indicated.

Signature	Title	Date

/s/ Vivek Mathew	Chief Executive Officer, President and Trustee	November 8, 2024
Vivek Mathew

/s/ Venugopal Rathi	Chief Financial Officer and Principal Accounting Officer	November 8, 2024
Venugopal Rathi

/s/ Susan Bassett	Trustee	November 8, 2024
Susan Bassett*

/s/ Neil Rudd	Trustee	November 8, 2024
Neil Rudd*

/s/ Walter Jackson	Trustee	November 8, 2024
Walter Jackson*

/s/ Tyler Lindblad	Trustee	November 8, 2024
Tyler Lindblad*

*By:	/s/ Andrew Packer
Andrew Packer
As Agent or Attorney-in-Fact

The original powers of attorney authorizing Andrew Packer and Venugopal Rathi to execute the Registration Statement, and any amendments thereto, for the trustees of the Registrant on whose behalf this Amendment is filed have been executed and filed as an Exhibit hereto.

EXHIBIT INDEX

(a)(1)	Certificate of Trust of the Registrant

(a)(2)	Declaration of Trust of the Registrant

(a)(3)	Amended and Restated Declaration of Trust of the Registrant

(b)	Bylaws of the Registrant

(d)	Form of Subscription Agreement (included in the Prospectus as Appendix A)

(e)	Distribution Reinvestment Plan

(g)	Investment Advisory Agreement

(h)(1)	Distribution Agreement with Distributor

(h)(2)	Distribution Services Agreement with Distributor

(h)(3)	Form of Dealer Agreement

(h)(4)	Distribution and Servicing Plan of the Registrant

(j)(1)	Custody Agreement

(j)(2)	Document Custody Agreement

(k)(1)	Administration Agreement

(k)(3)	Transfer Agent Servicing Agreement

(k)(4)	Multiple Class Plan

(k)(5)	Expense Support and Conditional Reimbursement Agreement

(k)(6)	Fee Waiver Letter Agreement

(l)	Opinion of Dechert LLP

(n)	Consent of Independent Registered Public Accounting Firm

(p)	Subscription Agreement for Seed Capital

(r)(1)	Code of Ethics of the Fund

(r)(2)	Code of Ethics of the Adviser

(s)(1)	Powers of Attorney

101.	INS Inline XBRL Instance Document

101.	SCH Inline XBRL Taxonomy Extension Schema Document

101.	CAL Inline XBRL Taxonomy Extension Calculation Linkbase Document

101.	DEF Inline XBRL Taxonomy Extension Definition Linkbase Document

101.	LAB Inline XBRL Taxonomy Extension Label Linkbase Document

101.	PRE Inline XBRL Taxonomy Presentation Linkbase Document

(s)(2)	Calculation of Filing Fee Tables

104	Cover Page Interactive Data File. Formatted in Inline XBRL and contained in exhibit 101.